           As filed with the Securities and Exchange Commission on June 13, 2008
                                                      Registration No. 333-70850
                                                                        811-4113


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 18
                                     and/or



         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 64


                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
 (formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account H)
                           (Exact name of Registrant)

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
          (formerly The Manufacturers Life Insurance Company (U.S.A.))
                               (Name of Depositor)

                              38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304
              (Address of Depositor's Principal Executive Offices)

                                 (617) 663-3000
               (Depositor's Telephone Number Including Area Code)

                            Thomas J. Loftus, Esquire
                  John Hancock Life Insurance Company (U.S.A.)
                               601 Congress Street
                                Boston, MA 02210
                     (Name and Address of Agent for Service)

                                    Copy to:
                              John W. Blouch, Esq.
                               Dykema Gossett PLLC
                                 Suite 300 West
                                1300 I Street, NW
                            Washington, DC 20005-3306

Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:

[ ]   immediately upon filing pursuant to paragraph (b) of Rule 485

[X]   on June 16, 2008 pursuant to paragraph (b) of Rule 485

[ ]   60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]   on _______ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                                    VERSION A
                         (Venture III Variable Annuity)
                          (currently issued contracts)

                                                  Prospectus dated June 16, 2008


                             (JOHN HANCOCK(R) LOGO)
                             JOHN HANCOCK ANNUITIES

                         Venture III(R) Variable Annuity

This Prospectus describes interests in VENTURE III(R) flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a "Contract" and collectively, the "Contracts") issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York, or by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York. Unless otherwise specified, "we," "us," "our," or a "Company" refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture III(R) Variable Annuity Contract for the name of your issuing Company.


VARIABLE INVESTMENT OPTIONS. You may allocate Contract Values or Additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Sub-Accounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or, in the case of John Hancock New York, applicable Sub-Accounts of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "Separate Account" and collectively, the "Separate Accounts"). Each Sub-Account invests in one of the following Portfolios of John Hancock Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus. John Hancock Investments Management Services, LLC is the investment adviser to the John Hancock Trust. We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio:


CAPITAL GUARDIAN TRUST COMPANY
   Income & Value Trust
   U.S. Large Cap Trust
CAPITAL RESEARCH AND MANAGEMENT COMPANY (Adviser to the American Fund Insurance Series)
   American Asset Allocation Trust
   American Bond Trust
   American Global Growth Trust
   American Global Small Capitalization Trust
   American Growth Trust
   American Growth-Income Trust
   American High-Income Bond Trust
   American International Trust
   American New World Trust
DAVIS SELECTED ADVISERS, L.P.
   Financial Services Trust
   Fundamental Value Trust
DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. ("DIMA")
   Real Estate Securities Trust(1)


DIMENSIONAL FUND ADVISORS LP
   Disciplined Diversification Trust


FRANKLIN TEMPLETON INVESTMENTS CORP.
   International Small Cap Trust
GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
   International Core Trust
JENNISON ASSOCIATES LLC
   Capital Appreciation Trust
LEGG MASON CAPITAL MANAGEMENT, INC.
   Core Equity Trust
MARSICO CAPITAL MANAGEMENT, LLC
   International Opportunities Trust
MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC
   High Income Trust
MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED (Adviser to the Franklin Templeton Founding Allocation Trust)
   American Fundamental Holdings Trust
   American Global Diversification Trust
   Franklin Templeton Founding
   Allocation Trust
   Index Allocation Trust
   Lifestyle Aggressive Trust
   Lifestyle Balanced Trust
   Lifestyle Conservative Trust
   Lifestyle Growth Trust
   Lifestyle Moderate Trust
   Mid Cap Index Trust
   Money Market Trust
   Pacific Rim Trust
MUNDER CAPITAL MANAGEMENT
   Small Cap Opportunities Trust
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
   Global Bond Trust
   Total Return Trust
PZENA INVESTMENT MANAGEMENT, LLC
   Classic Value Trust
RCM CAPITAL MANAGEMENT LLC & T. ROWE PRICE ASSOCIATES, INC.
   Science & Technology Trust(2)
T. ROWE PRICE ASSOCIATES, INC.
   Blue Chip Growth Trust


   Capital Appreciation Value Trust


   Equity-Income Trust
   Health Sciences Trust
   Small Company Value Trust
TEMPLETON GLOBAL ADVISORS LIMITED
   International Value Trust
UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
   Global Allocation Trust
VAN KAMPEN(3)
   Value Trust
WELLINGTON MANAGEMENT COMPANY, LLP


   Core Allocation Plus Trust


   Investment Quality Bond Trust
   Mid Cap Intersection Trust
   Mid Cap Stock Trust
   Natural Resources Trust
   Small Cap Growth Trust
   Small Cap Value Trust
WESTERN ASSET MANAGEMENT COMPANY
   High Yield Trust
   Strategic Bond Trust
   U.S. Government Securities Trust

(1)  RREEF America L.L.C. provides sub-subadvisory services to DIMA.

(2) The Science & Technology Trust is subadvised by RCM Capital Management LLC and T. Rowe Price Associates, Inc.

(3)  Morgan Stanley Investment Management, Inc. doing business as Van Kampen.

CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND THE VARIABLE INVESTMENT OPTIONS THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Venture III(R) (new sales)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
ANNUITIES SERVICE CENTER    MAILING ADDRESS
164 Corporate Drive         Post Office Box 9505
Portsmouth, NH 03801-6815   Portsmouth, NH 03802-9505
(617) 663-3000 or           www.jhannuities.com
(800) 344-1029

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
ANNUITIES SERVICE CENTER    MAILING ADDRESS
164 Corporate Drive         Post Office Box 9506
Portsmouth, NH 03801-6815   Portsmouth, NH 03802-9506
(877) 391-3748 or           www.jhannuitiesnewyork.com
(800) 551-2078

                               Table of Contents


I. GLOSSARY OF SPECIAL TERMS .............................................     1
II. OVERVIEW .............................................................     5
III. FEE TABLES ..........................................................    10
   EXAMPLES ..............................................................    12
IV. GENERAL INFORMATION ABOUT US, THE
SEPARATE ACCOUNTS AND THE PORTFOLIOS .....................................    17
   THE COMPANIES .........................................................    17
   THE SEPARATE ACCOUNTS .................................................    18
   THE PORTFOLIOS ........................................................    18
   VOTING INTEREST .......................................................    26
V. DESCRIPTION OF THE CONTRACT ...........................................    27
   ELIGIBLE PLANS ........................................................    27
   ACCUMULATION PERIOD PROVISIONS ........................................    27
      Purchase Payments ..................................................    27
      Accumulation Units .................................................    28
      Value of Accumulation Units ........................................    28
      Net Investment Factor ..............................................    28
      Transfers Among Investment Options .................................    29
      Maximum Number of Investment Options ...............................    30
      Telephone and Electronic Transactions ..............................    30
      Special Transfer Services-Dollar Cost Averaging ....................    30
      Special Transfer Services-Asset Rebalancing
      Program ............................................................    31
      Withdrawals ........................................................    31
      Special Withdrawal Services-The Income Plan ........................    32
      Special Withdrawal Services-The Income Made
      Easy Program .......................................................    32
      Death Benefit During Accumulation Period ...........................    32
   PAY-OUT PERIOD PROVISIONS .............................................    34
      General ............................................................    34
      Annuity Options ....................................................    34
      Determination of Amount of the First Variable
      Annuity Payment ....................................................    37
      Annuity Units and the Determination of
      Subsequent Variable Annuity Payments ...............................    37
      Transfers During Pay-out Period ....................................    38
      Death Benefit During Pay-out Period ................................    38
   OTHER CONTRACT PROVISIONS .............................................    38
      Right to Review ....................................................    38
      Ownership ..........................................................    39
      Annuitant ..........................................................    39
      Beneficiary ........................................................    39
      Modification .......................................................    40
      Our Approval .......................................................    40
      Misstatement and Proof of Age, Sex or Survival .....................    40
   FIXED INVESTMENT OPTIONS ..............................................    40
VI. OPTIONAL BENEFITS ....................................................    42
   GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER DEFINITIONS ...............    42
   OVERVIEW OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS ..............    44
   INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES ................    51
      Income Plus for Life (Quarterly Step-up Review) Series Definitions .    51
      Income Plus for Life (Quarterly Step-up Review) ....................    53
      Income Plus for Life - Joint Life (Quarterly Step-up Review) .......    60
      PRINCIPAL PLUS FOR LIFE SERIES .....................................    65
      Principal Plus for Life Series Definitions .........................    65
      Principal Plus for Life ............................................    66
      Principal Plus for Life Plus Automatic Annual Step-up ..............    71
      PRINCIPAL RETURNS ..................................................    72
      Principal Returns Definitions ......................................    72
      Description of the Principal Returns Rider .........................    72
   ANNUAL STEP DEATH BENEFIT .............................................    77
      Termination of the Optional Annual Step Death
      Benefit ............................................................    77
      Annual Step Death Benefit Fee ......................................    77
      Qualified Plans ....................................................    77
VII. CHARGES AND DEDUCTIONS ..............................................    78
   WITHDRAWAL CHARGES ....................................................    78
      Waiver of Applicable Withdrawal Charge - Confinement to Eligible
      Nursing Home .......................................................    79
   ASSET-BASED CHARGES ...................................................    79
      Daily Administration Fee ...........................................    79
      Mortality and Expense Risks Fee ....................................    79
      Distribution Fee ...................................................    80
   REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS ....................    80
   PREMIUM TAXES .........................................................    81
VIII. FEDERAL TAX MATTERS ................................................    82
   INTRODUCTION ..........................................................    82
   OUR TAX STATUS ........................................................    82
   SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS ..........................    82
   NON-QUALIFIED CONTRACTS ...............................................    83
      Undistributed Gains ................................................    83
      Taxation of Annuity Payments .......................................    83
      Surrenders, Withdrawals and Death Benefits .........................    83
      Taxation of Death Benefit Proceeds .................................    83
      Penalty Tax on Premature Distributions .............................    84
      Puerto Rico Non-Qualified Contracts ................................    84
      Diversification Requirements .......................................    84
   QUALIFIED CONTRACTS ...................................................    85
      Penalty Tax on Premature Distributions .............................    86
      Rollovers and Transfers ............................................    86
      Loans ..............................................................    88
      Puerto Rico Contracts Issued to Fund
      Retirement Plans ...................................................    88
IX. GENERAL MATTERS ......................................................    89
   ASSET ALLOCATION SERVICES .............................................    89
   RESTRICTIONS UNDER THE TEXAS OPTIONAL
   RETIREMENT PROGRAM ....................................................    89
   DISTRIBUTION OF CONTRACTS .............................................    89
      Standard Compensation ..............................................    90
      Revenue Sharing and Additional Compensation ........................    90
      Differential Compensation ..........................................    90
   CONFIRMATION STATEMENTS ...............................................    90
   REINSURANCE ARRANGEMENTS ..............................................    91
APPENDIX A: EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE .................   A-1
APPENDIX B: GUARANTEED MINIMUM WITHDRAWAL BENEFIT EXAMPLES ...............   B-1
APPENDIX C: QUALIFIED PLAN TYPES .........................................   C-1
APPENDIX D: ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL
BENEFIT RIDERS ...........................................................   D-1
APPENDIX E: ADDITIONAL INFORMATION ABOUT INCOME PLUS FOR LIFE (ANNUAL
STEP-UP REVIEW) SERIES ...................................................   E-1
APPENDIX U: ACCUMULATION UNIT VALUE TABLES ...............................   U-1

We provide additional information about the Contracts and the Separate Account, including information on our history, the accumulation unit value tables, services provided to the Separate Account and legal and regulatory matters, in a Statement of Additional Information. We filed the Statement of Additional Information with the SEC on the same date as this Prospectus and incorporate it herein by reference. You may obtain a copy of the current Statement of Additional Information without charge by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
Statement of Additional Information
Table of Contents


General Information and History ..........................................     1
Accumulation Unit Value Tables ...........................................     1
Services .................................................................     1
   Independent Registered Public Accounting Firm .........................     1
   Servicing Agent .......................................................     1
   Principal Underwriter .................................................     1
   Special Compensation and Reimbursement Arrangements ...................     2
Legal and Regulatory Matters .............................................     5
Appendix A: Audited Financial Statements .................................   A-1


JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A Statement of Additional Information
Table of Contents


General Information and History ..........................................     1
Accumulation Unit Value Tables ...........................................     1
Services .................................................................     1
   Independent Registered Public Accounting Firm .........................     1
   Servicing Agent .......................................................     1
   Principal Underwriter .................................................     1
   Special Compensation and Reimbursement Arrangements ...................     2
Legal and Regulatory Matters .............................................     5
Appendix A: Audited Financial Statements .................................   A-1

                          I. Glossary of Special Terms

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

ACCUMULATION PERIOD: The period between the issue date of the Contract and its Maturity Date.

ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.


ADJUSTED BENEFIT BASE (for Income Plus for Life Series guaranteed minimum withdrawal benefit Riders): The Benefit Base that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. See "VI. Optional Benefits - Rider Fees."

ADJUSTED GUARANTEED WITHDRAWAL BALANCE (for Principal Plus for Life Series and Principal Returns guaranteed minimum withdrawal benefit Riders): The Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Bonus or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. See "VI. Optional Benefits - Rider Fees."

ADJUSTED PURCHASE PAYMENTS (for Income Plus for Life (Quarterly Step-up Review) Series guaranteed minimum withdrawal benefit Riders): The total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we deduct the entire amount of that withdrawal (including any withdrawal charges) on a "pro rata" basis from the total amount of Purchase Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal. See "VI. Optional Benefits - Income Plus for Life (Quarterly Step-up Review) Series."

ADJUSTED STEP-UP VALUE (for Income Plus for Life (Quarterly Step-up Review) Series guaranteed minimum withdrawal benefit Riders): We establish tentative Step-up values on each "Interim Review Date" during a Contract Year, adjusted to reflect any Excess Withdrawals and Additional Purchase Payments made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-up values (as adjusted above) for that Contract Year and select the highest "Adjusted Step-up Value." If the highest Adjusted Step-up Value is higher than your Benefit Base (including any Bonuses, if applicable) on the Anniversary Date, we will increase the Benefit Base to equal the highest Adjusted Step-up Value. See "VI. Optional Benefits - Income Plus for Life (Quarterly Step-up Review) Series."

AGE 59 CONTRACT ANNIVERSARY: The Contract Anniversary on, or next following, the date:

     - the Covered Person attains age 59 under an Income Plus for Life (Quarterly Step-up Review) Rider: or

     - the younger Covered Person attains age 59 under an Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider.

AGE 65 CONTRACT ANNIVERSARY: The Contract Anniversary on, or next following, the date the older Owner attains age 65.

AGE 95 CONTRACT ANNIVERSARY: The Contract Anniversary on, or next following, the date the Covered Person attains age 95 under each of the guaranteed minimum withdrawal benefit Riders except Income Plus for Life - Joint Life (Quarterly Step-up Review), where it means the older Owner attains age 95.

ANNIVERSARY VALUE: The Contract Value on the Contract Anniversary, plus Additional Purchase Payments, less amounts deducted in connection with partial withdrawals since the last day of the Contract Year. The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (a) times (b) where:

          a) is equal to the optional Annual Step Death Benefit prior to the withdrawal; and

          b) is equal to the Withdrawal Amount divided by the Contract Value prior to the partial withdrawal.

(See "VI. Optional Benefits - Annual Step Death Benefit.")


ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an "Annuitant", the second person named is referred to as "co-Annuitant". The "Annuitant" and "co-Annuitant" are referred to collectively as "Annuitant". The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on page ii of this Prospectus. You can send overnight mail to us at the street address of the service office, 164 Corporate Drive, Portsmouth, NH 038012-6815.

ANNUITY COMMENCEMENT DATE: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date.

ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.


ASSET ALLOCATION SERVICES: Programs offered by third parties in connection with the Contracts through which the third party may transfer amounts among Investment Options from time to time on your behalf.


BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.


BENEFIT BASE: A value we use to determine the Lifetime Income Amount with the Income Plus for Life Series guaranteed minimum withdrawal benefit Riders; please refer to the separate sections on those Riders in "VI. Optional Benefits" and Appendix E: "Additional Information about Income Plus for Life (Annual Step-up Review) Series."

BONUS OR LIFETIME INCOME BONUS: An increase in the Benefit Base at the end of each Contract Year during one or more "Lifetime Income Bonus Periods." In certain marketing materials, the Bonus may be referred to as the "Deferral Credit." These terms are further defined in each of the separate guaranteed minimum withdrawal benefit Rider sections (except Principal Returns); please refer to these sections in "VI. Optional Benefits."

BONUS PERIOD (for all guaranteed minimum withdrawal benefit Riders except Principal Returns) or LIFETIME INCOME BONUS PERIOD (for Income Plus for Life (Quarterly Step-up Review) Series Riders):

     -    initially, the first 10 Contract Years;

     -    each time a Step-up occurs, the Bonus Period extends to the lesser of:
          (a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.


BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

CODE: The Internal Revenue Code of 1986, as amended.


COMMUTED VALUE: The present value of any remaining guaranteed annuity payments under your Contract, determined on the day we receive your written request for surrender. See "V. Description of the Contract - Pay-Out Period Provisions."


COMPANY: John Hancock USA or John Hancock New York.

CONTINGENT BENEFICIARY: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

CONTRACT: The Variable Annuity contract offered by this Prospectus.

CONTRACT ANNIVERSARY: The anniversary of the Contract Date.

CONTRACT DATE: The date of issue of the Contract.

CONTRACT VALUE: The total of the Investment Account values and, if applicable, any loan amount attributable to the Contract.

CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.


COVERED PERSON: Please refer to definitions in each of the separate guaranteed minimum withdrawal benefit Rider sections (except Principal Returns) in "VI. Optional Benefits."

EXCESS WITHDRAWAL: Please refer to definitions in each of the separate guaranteed minimum withdrawal benefit Rider sections (except Principal Returns) in "VI. Optional Benefits."

FIRST YEAR PURCHASE PAYMENTS: Applies only to the Principal Returns guaranteed minimum withdrawal benefit Rider; please refer to the separate section on that Rider in "VI. Optional Benefits."


FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

FIXED INVESTMENT OPTION: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

GENERAL ACCOUNT: All of a Company's assets, other than assets in its Separate Account and any other separate accounts it may maintain.


GUARANTEED WITHDRAWAL AMOUNT (for Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Returns guaranteed minimum withdrawal benefit Riders): Generally, the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period until the Guaranteed Withdrawal Balance is depleted. For details applicable to each of these Riders, please refer to the separate Rider sections in "VI. Optional Benefits."

GUARANTEED WITHDRAWAL BALANCE (for Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Returns guaranteed minimum withdrawal benefit Riders): Generally, the total amount we guarantee to be available for future periodic withdrawals during the Accumulation Period. For details applicable to each of these Riders, please refer to the separate Rider sections in "VI. Optional Benefits."

INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) SERIES RIDERS: Both Income Plus for Life (Annual Step-up Review) Riders - i.e., Income Plus for Life (Annual Step-up Review) and Income Plus for Life - Joint Life (Annual Step-up Review).

INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES RIDERS: Both Income Plus for Life (Quarterly Step-up Review) Riders - i.e., Income Plus for Life (Quarterly Step-up Review) and Income Plus for Life - Joint Life (Quarterly Step-up Review).

INCOME PLUS FOR LIFE SERIES RIDERS: All four Income Plus for Life Riders - i.e., Income Plus for Life (Quarterly Step-up Review), Income Plus for Life - Joint Life (Quarterly Step-up Review), Income Plus for Life (Annual Step-up Review) and Income Plus for Life - Joint Life (Annual Step-up Review).

INTERIM REVIEW DATE: Under each of our Income Plus for Life (Quarterly Step-up Review) Series Riders, each of the quarterly dates on which we compare the Rider's Benefit Base to the Contract Value during a Contract Year, up to and including the Age 95 Anniversary while the Rider is in effect.


INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners.

JOHN HANCOCK NEW YORK: John Hancock Life Insurance Company of New York.

JOHN HANCOCK USA: John Hancock Life Insurance Company (U.S.A.).


LIFETIME INCOME AMOUNT (for all guaranteed minimum withdrawal benefit Riders except Principal Returns): Generally, the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later). For details applicable to each of these Riders, please refer to the separate Rider sections in "VI. Optional Benefits."

LIFETIME INCOME DATE (for all guaranteed minimum withdrawal benefit Riders except Principal Returns): Generally, the date on which we determine the Lifetime Income Amount. For details applicable to each of these Riders, please refer to the separate Rider sections in "VI. Optional Benefits."


MATURITY DATE: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

NON-QUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.

OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you". The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

PAY-OUT PERIOD: The period when we make annuity payments to you following the Annuity Commencement Date.

PORTFOLIO: A series of a registered open-end investment management company which corresponds to a Variable Investment Option.


PRINCIPAL PLUS FOR LIFE SERIES RIDERS: Both Principal Plus for Life Riders - i.e., Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up.


PROSPECTUS: This Prospectus that describes interests in the Contract.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.


RESET: A reduction of the Benefit Base if you take Excess Withdrawals (see "VI. Optional Benefits").


RIDER: An optional benefit that you may elect for an additional charge.

SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. A separate account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.


SETTLEMENT PHASE: When we automatically begin making payments to you under a guaranteed minimum withdrawal benefit Rider, should your Contract Value reduce to zero (and subject to the conditions described in each Rider section). During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments, credit additional Bonus amounts, make any Step-ups or deduct any Rider fee during the Settlement Phase. You cannot annuitize once the Settlement Phase begins. See "VI. Optional Benefits."


STEP-UP: An increase in the Benefit Base and Lifetime Income Amount on certain Contract Anniversary dates when your Contract Value exceeds the previous Benefit Base (see "VI. Optional Benefits").

STEP-UP DATE: The date on which we determine whether a Step-up could occur.

SUB-ACCOUNT: A Sub-Account of a Separate Account. Each Sub-Account invests in shares of a specific Portfolio.


TARGET AMOUNT, TARGET DATE and TARGET VALUE (for the Income Plus for Life Series Riders): Benchmarks used to determine your guaranteed minimum withdrawal benefit. See "VI. Optional Benefits - Income Plus for Life (Quarterly Step-up Review) Series" and Appendix E: "Additional Information about Income Plus for Life (Annual Step-up Review) Series."


UNLIQUIDATED PURCHASE PAYMENTS: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free withdrawal amount that have been taken to date.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Sub-Accounts.

VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Sub-Account of a Separate Account that invests in shares of a specific Portfolio.

WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

                                  II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, various terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchase a Contract. These variations will be reflected in your Contract or in a Rider attached to your Contract.

WHAT KIND OF CONTRACT IS DESCRIBED IN THIS PROSPECTUS?

The Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. "Deferred" means payments by a Company begin on a future date under the Contract. "Variable" means your investment amounts in the Contract may increase or decrease in value daily based upon your investment choices. The Contract provides for the accumulation of your investment amounts and the payment of annuity benefits on a variable and/or fixed basis.

WHO IS ISSUING MY CONTRACT?

Your Contract provides the name of the Company that issues your Contract. In general, John Hancock USA may issue the Contract in any jurisdiction except New York. John Hancock New York issues the Contract only in New York. Each Company sponsors its own Separate Account.

WHAT ARE SOME BENEFITS OF THE CONTRACT?

The Contract offers access to diversified money managers, a death benefit and an optional death benefit, an optional guaranteed minimum withdrawal benefit, annuity payments and tax-deferred treatment of earnings.

In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. WHEN YOU PURCHASE A CONTRACT FOR ANY TAX-QUALIFIED RETIREMENT PLAN, THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX DEFERRED TREATMENT OF EARNINGS BEYOND THE TREATMENT PROVIDED BY THE PLAN. CONSEQUENTLY, YOU SHOULD PURCHASE A CONTRACT FOR A QUALIFIED PLAN ONLY ON THE BASIS OF OTHER BENEFITS OFFERED BY THE CONTRACT. THESE BENEFITS MAY INCLUDE LIFETIME INCOME PAYMENTS, PROTECTION THROUGH LIVING AND DEATH BENEFIT, AND GUARANTEED FEES.

We will pay a death benefit to your Beneficiary if you die during the Accumulation Period, which is described in this Prospectus under "Death Benefit During Accumulation Period." For an additional fee, you may elect an optional death benefit called the "Annual Step Death Benefit." The Contract also offers optional guaranteed minimum withdrawal benefits, each for an additional fee. We provide more information about these benefits in this Prospectus under the section, "VI. Optional Benefits."

We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Maturity Date. You select the Maturity Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in "V. Description of the Contract - Pay-Out Period Provisions."

HOW DOES THE CONTRACT WORK?

Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments will be allocated to Investment Options. You may transfer among the investment options and take withdrawals. Later, beginning on the Contract's Maturity Date, that Company makes one or more annuity payments under the Contract, known as the Pay-out Period. Your Contract Value during the Accumulation Period and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

HOW CAN I INVEST MONEY IN THE CONTRACT?

We use the term Purchase Payment to refer to the investment you make in the Contract. The table below shows the required minimum amount for the initial Purchase Payment. The table also shows the required minimum amount for Additional Purchase Payments. Generally, you may make Additional Purchase Payments at any time.

 MINIMUM INITIAL   MINIMUM ADDITIONAL
PURCHASE PAYMENT    PURCHASE PAYMENT
----------------   ------------------
     $10,000               $30

If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment.

WHAT CHARGES DO I PAY UNDER THE CONTRACT?

Your Contract has asset-based charges to compensate us primarily for our administrative and distribution expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to assets you have in a Fixed Investment Option. We take the deduction proportionally from your Variable Investment Options. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options, based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date, or if you surrender your Contract, in its entirety, for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables.

WHAT ARE MY INVESTMENT CHOICES?

There are two main types of Investment Options: Variable Investment Options and Fixed Investment Options.

VARIABLE INVESTMENT OPTIONS. You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Sub-Account of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectus contains a full description of a Portfolio. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct
- see "III. Fee Tables"). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select and/or upon the interest we credit on each Fixed Investment Option you select.


Allocating assets only to one or a small number of the Variable Investment Options, other than to Portfolios with balanced and diversified investment strategies (see "Portfolio Investment Objectives and Strategies" on page 19), should not be considered a balanced investment strategy. In particular, allocating assets to a small number of Variable Investment Options that concentrate their investments in a particular business or market sector will increase the risk that your Contract Value will be more volatile since these Variable Investment Options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology-related business sectors, (b) small cap securities and (c) foreign securities. We do not provide advice regarding appropriate investment allocations, and you should discuss this matter with your registered representative.


FIXED INVESTMENT OPTIONS. Currently, we do not make any Fixed Investment Options available, other than a DCA Fixed Investment Option. If available, Fixed Investment Options will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we may make available.

HOW CAN I CHANGE MY INVESTMENT CHOICES?

ALLOCATION OF PURCHASE PAYMENTS. You designate how your Purchase Payments are to be allocated among the Investment Options. You may change this investment allocation for future Purchase Payments at any time.

TRANSFERS AMONG INVESTMENT OPTIONS. During the Accumulation Period, you may transfer your investment amounts among Investment Options, subject to certain restrictions described below and in the section entitled "Transfers Among Investment Options."

During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in the section entitled "Transfers During Pay-out Period." However, during the Pay-out Period, you may not transfer from a Variable Investment Option to a Fixed Investment Option, or from a Fixed Investment Option to a Variable Investment Option.

The Variable Investment Options can be a prime target for abusive transfer activity. Long-term investors in a Variable Investment Option can be harmed by frequent transfer activity since such activity may expose the Variable Investment Option's corresponding Portfolio to increased Portfolio transaction costs (affecting the value of the shares) and/or disruption to the corresponding Portfolio manager's ability to effectively manage such corresponding Portfolio, both of which may result in dilution with respect to interests held for long-term investment. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in this Prospectus. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Trust also has adopted policies under Rule 22c-2 of the Investment Company Act of 1940, as amended (the "1940 Act") to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

HOW DO I ACCESS MY MONEY?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal. A withdrawal may be subject to income tax and a 10% IRS penalty tax.

WHAT TYPES OF OPTIONAL BENEFIT RIDERS MAY I BUY UNDER THE CONTRACT?

For the additional charge shown in the Fee Tables, you may elect a Rider offering optional benefits. The availability of the Riders may vary by state.

Guaranteed Minimum Withdrawal Benefit Riders

Each of our optional guaranteed minimum withdrawal benefit Riders guarantees that you will be able to make withdrawals in an amount and over a period of time specified in your Rider, regardless of your Contract's investment performance. For more details, see "VI. Optional Benefits." The guaranteed minimum withdrawal benefit Riders offered under the Contract are:


     -    Income Plus for Life (Quarterly Step-up Review),* or

     -    Income Plus for Life - Joint Life (Quarterly Step-up Review),* or

     -    Principal Plus for Life, or

     -    Principal Plus for Life Plus Automatic Annual Step-up, or

     -    Principal Returns.

* Income Plus for Life (Quarterly Step-up Review) and Income Plus for Life - Joint Life (Quarterly Step-up Review) are not available in all states or through all authorized distributors of the Contracts. If these Riders are not available in your state or through your registered representative's authorized distributor, your registered representative may recommend an earlier version of the Riders - either Income Plus for Life (Annual Step-up Review) or (except in New York and for Non-Qualified Contracts in New Jersey) Income Plus for Life - Joint Life (Annual Step-up Review). Please see Appendix E: "Additional Information about Income Plus for Life (Annual Step-up Review) Series" for details about these Riders.

We use the term "INCOME PLUS FOR LIFE SERIES RIDERS" in the Prospectus to refer to all four Income Plus for Life Riders - i.e., Income Plus for Life (Quarterly Step-up Review), Income Plus for Life - Joint Life (Quarterly Step-up Review), Income Plus for Life (Annual Step-up Review) and Income Plus for Life - Joint Life (Annual Step-up Review).

You may elect to purchase one of these optional benefit Riders if it is available in your state and through your registered representative's authorized distributor. You may only elect one guaranteed minimum withdrawal benefit Rider. Either you, or the older of you and your spouse in the case of the Income Plus for Life - Joint Life Riders, must be under age 81 to purchase a Rider.

We designed the Income Plus for Life Series Riders and the "PRINCIPAL PLUS FOR LIFE SERIES RIDERS" (i.e., Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Riders) to make a Lifetime Income Amount available for annual withdrawals starting on a Lifetime Income Date. If you limit your annual withdrawals to the Lifetime Income Amount, we will make this benefit available for as long as you live, even after your Contract Value reduces to zero. You may extend this benefit to cover the lifetimes of you and your spouse by selecting one of our Income Plus for Life - Joint Life Riders.

In addition, our Principal Plus for Life Series Riders (i.e., Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up) guarantee the return of your investments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchase the Rider. The initial Guaranteed Withdrawal Amount equals 5% of your initial Purchase Payment for the Contract. (We do not include Purchase Payment amounts over $5 million for this purpose.) You can withdraw the Guaranteed Withdrawal Amount each year until the Guaranteed Withdrawal Balance is depleted to zero.

Under any of our Income Plus for Life Series Riders or Principal Plus for Life Series Riders, you choose how much Contract Value to withdraw at any time. We may reduce the Lifetime Income Amount that we guarantee for future lifetime benefit payments, however, if your annual withdrawals (including any applicable withdrawal charges):

     - exceed the Lifetime Income Amount in any year after the Lifetime Income Date, or

     -    exceed certain limits, that vary by Rider, before the Lifetime Income
          Date.

Similarly, for Principal Plus for Life Series Riders, if your annual Withdrawal Amounts exceed the Guaranteed Withdrawal Amount in any year, we may reduce the Guaranteed Withdrawal Amount that we guarantee for future withdrawals.

YOU COULD LOSE BENEFITS IF YOUR ANNUAL WITHDRAWAL AMOUNTS EXCEED THE LIMITS SPECIFIED IN ONE OF THESE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. WE MAY REDUCE THE LIFETIME INCOME AMOUNT IF YOU TAKE ANY WITHDRAWALS BEFORE THE APPLICABLE LIFETIME INCOME DATE. YOU WILL LOSE THE LIFETIME INCOME AMOUNT IF YOUR WITHDRAWAL AMOUNTS BEFORE THE APPLICABLE LIFETIME INCOME DATE DEPLETE YOUR CONTRACT VALUE AND ANY REMAINING BENEFIT BASE OR GUARANTEED WITHDRAWAL BALANCE (SEE "GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER DEFINITIONS" ON PAGE 42) TO ZERO.

For the Income Plus for Life Series Riders, the initial Benefit Base is equal to your initial Purchase Payment, up to the maximum Benefit Base ($5 million). We will increase the Benefit Base (for the Income Plus for Life Series Riders) or Guaranteed Withdrawal Balance (for the Principal Plus for Life Series Riders) by a Bonus that varies by the Rider you select, if you choose not to make any withdrawals at all during certain Contract Years. We also may increase or "Step-up" the guaranteed minimum withdrawal benefit amounts on certain dates to reflect market performance or other factors. You may also increase the amounts we guarantee, depending on the Rider, by making Additional Purchase Payments that we accept. WE IMPOSE SPECIAL LIMITS ON ADDITIONAL PURCHASE PAYMENTS AFTER THE INITIAL PURCHASE PAYMENT FOR CONTRACTS ISSUED WITH ANY OF THE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS.


Our Principal Returns Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, the Rider guarantees the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchase the Rider. In addition, when you purchase a Principal Returns Rider, we guarantee that your Contract Value at the end of the first 10 Contract Years will not be less than the greater of (a) the amount of your First Year Purchase Payments up to $5 million or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date, as long as you take no withdrawals of Contract Value during the first 10 Contract Years.

Although the Principal Returns Rider guarantees minimum annual withdrawal amounts, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. If you take withdrawals for more than the annual amounts permitted under the terms of the Principal Returns Rider, however, we may "Reset" (i.e., reduce) the guaranteed minimum amounts. If you take withdrawals during the first 10 Contract Years, you will no longer be eligible for our tenth year Accumulation Benefit.

We will pay withdrawal benefits automatically during a guaranteed minimum withdrawal benefit Rider's "Settlement Phase" that we describe in "VI. Optional Benefits."

IF YOU ELECT TO PURCHASE ANY ONE OF THE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS, YOU MAY INVEST YOUR CONTRACT VALUE ONLY IN THE INVESTMENT OPTIONS WE MAKE AVAILABLE FOR THESE BENEFITS. WE ALSO RESERVE THE RIGHT TO IMPOSE ADDITIONAL RESTRICTIONS ON INVESTMENT OPTIONS AT ANY TIME. If we do impose additional restrictions, any amounts you allocated to a permitted Investment Option will not be affected by the restriction as long as it remains in that Investment Option. (We describe the currently available Investment Options for Contracts issued with any of the guaranteed minimum withdrawal benefit Riders in "VI. Optional Benefits.")

The Automatic Annual Step-up version of the Principal Plus for Life Rider enhances the guarantees we provide in the standard Principal Plus for Life Rider for the additional fee described in the Fee Tables.

THE AMOUNT THAT MAY BE PROVIDED BY MORE FREQUENT "STEP-UP" DATES UNDER THE PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP RIDER, MAY, OVER TIME, BE MORE THAN OFFSET BY THE ADDITIONAL FEE ASSOCIATED WITH THIS RIDER COMPARED TO THE PRINCIPAL PLUS FOR LIFE RIDER. For additional information on these Riders, please see "VI. Optional Benefits."

Annual Step Death Benefit Rider

You may elect to purchase the optional Annual Step Death Benefit Rider, if available in your state, whether or not you purchase a guaranteed minimum withdrawal benefit Rider. Under the Annual Step Death Benefit Rider, we guarantee a minimum death benefit up to the Maturity Date based on the Contract's highest "Anniversary Value" that may be achieved before you (or any joint Owner) reach 81 years old. The Annual Step Death Benefit is available only at Contract issue and cannot be revoked once elected. You may not purchase the Annual Step Death Benefit Rider, however, if you (or any joint Owner) have attained age 80.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

     - full or partial withdrawals (including surrenders and systematic withdrawals);

     -    payment of any death benefit proceeds;

     -    periodic payments under one of our annuity payment options; and

     -    certain ownership changes.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

     -    the type of the distribution;

     -    when the distribution is made;

     -    the nature of any Qualified Plan for which the Contract is being used;
          and

     -    the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible.

A 10% tax penalty applies in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that distributions from a Contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible Purchase Payments you paid or on any earnings under the Contract.


IF YOU ARE PURCHASING THE CONTRACT AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, YOU SHOULD CONSIDER THAT THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX-DEFERRAL BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLANS PURCHASE OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR REGISTERED REPRESENTATIVE SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS AND PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.


We provide additional information on taxes in the "VIII. Federal Tax Matters." We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.

CAN I RETURN MY CONTRACT?

In most cases, you have the right to cancel your Contract within 10 days (or longer in some states) after you receive it. In most states, you will receive a refund equal to the Contract Value on the date of cancellation and increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract is issued as an "IRA," you will receive a refund of any Purchase Payments you made. The date of cancellation is the date we receive the Contract or acceptable written notification.

WILL I RECEIVE A CONFIRMATION STATEMENT?

We will send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, you will be deemed to have ratified the transaction.

                                 III. Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering a Venture III(R) Contract. These fees are more completely described in this Prospectus under "VII. Charges and Deductions." The items listed under "Total Annual Portfolio Operating Expenses" are described in detail in the Portfolio prospectus. Unless otherwise shown, the tables below show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).


THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

                     CONTRACT OWNER TRANSACTION EXPENSES(1)

                                JOHN HANCOCK USA
                              JOHN HANCOCK NEW YORK

                          MAXIMUM WITHDRAWAL CHARGE(2)
                      (AS PERCENTAGE OF PURCHASE PAYMENTS)

   First Year       6%
   Second Year      5%
   Third Year       4%
   Thereafter       0%
TRANSFER FEE(3)
   Maximum Fee    $25
   Current Fee    $ 0


(1) State premium taxes may also apply to your Contract, which currently range from 0.50% to 4.00% of each Purchase Payment (See "VII. Charges and Deductions - Premium Taxes").

(2) This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of each Purchase Payment.

(3) We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.


THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE ANNUAL PORTFOLIO OPERATING EXPENSES.

            PERIODIC FEES AND EXPENSES OTHER THAN PORTFOLIO EXPENSES

                                                 JOHN HANCOCK USA
ANNUAL CONTRACT FEE                           JOHN HANCOCK NEW YORK
-------------------                           ---------------------
                                                      None
ANNUAL SEPARATE ACCOUNT EXPENSES (1)
(as a percentage of average Contract Value)
Mortality and Expense Risks Fee                       1.25%
Distribution Fee                                      0.25%
Daily Administration Fee (asset based)                0.15%
                                                      ----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES                1.65%
(With No Optional Riders Reflected)
OPTIONAL BENEFITS
FEES DEDUCTED FROM SEPARATE ACCOUNT
Optional Annual Step Death Benefit Fee                0.20%
                                                      ----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(2)             1.85%


(1)  A daily charge reflected as a percentage of the Variable Investment
     Options.

(2) Amount shown includes the Mortality and Expense Risks Fee, Daily Administration Fee as well as the optional Annual Step Death Benefit Fee, as applicable.

OTHER ACCOUNT FEES DEDUCTED FROM CONTRACT VALUE

Optional Guaranteed Minimum Withdrawal Benefit Riders

(You may select only one of the following. We deduct the fee on an annual basis from Contract Value.)

                                                               INCOME PLUS FOR LIFE
              INCOME PLUS FOR LIFE                                 - JOINT LIFE
               (QUARTERLY STEP-UP     INCOME PLUS FOR LIFE      (QUARTERLY STEP-UP      PRINCIPAL PLUS
                    REVIEW)            (QUARTERLY STEP-UP            REVIEW)            FOR LIFE PLUS     PRINCIPAL
              (issued outside New            REVIEW)           (issued outside New        AUTOMATIC        PLUS FOR    PRINCIPAL
                    York)(1)         (issued in New York)(1)         York)(2)         ANNUAL STEP-UP(3)    LIFE(4)    RETURNS(5)
              --------------------   -----------------------   --------------------   -----------------   ---------   ----------
Maximum Fee          1.20%                    1.20%                   1.20%                 1.20%           0.75%        0.95%
Current Fee          0.75%                    0.70%                   0.75%                 0.55%           0.40%        0.50%

(1) The current charge for the Income Plus for Life (Quarterly Step-up Review) Rider (issued outside NY) is 0.75% of the Adjusted Benefit Base. The current charge for the Income Plus for Life (Quarterly Step-up Review) Rider (issued in NY) is 0.70% of the Adjusted Benefit Base. We reserve the right to increase these charges up to a maximum charge of 1.20 % if the Benefit Base is Stepped-up to equal the Contract Value. The charges for the Income Plus for Life (Annual Step-up Review) Rider (offered where the Quarterly Step-up Review version is not yet available) is provided in Appendix E: "Additional Information about Income Plus for Life (Annual Step-up Review) Series."

(2) The current charge for the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider (issued outside NY) is 0.75% of the Adjusted Benefit Base. We reserve the right to increase the charge to a maximum charge of
     1.20 % if the Benefit Base is Stepped-up to equal the Contract Value. The charges for the Income Plus for Life - Joint Life (Annual Step-up Review) Rider (offered where the Quarterly Step-up Review version is not yet available) is provided in Appendix E: "Additional Information about Income Plus for Life (Annual Step-up Review) Series."

(3) The current charge for the Principal Plus for Life Plus Automatic Annual Step-up Rider is 0.55% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.

(4) The current charge for the Principal Plus for Life Rider is 0.40% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.

(5) The current charge for the Principal Returns Rider is 0.50% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.95% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.


THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO PROSPECTUS.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                              MINIMUM   MAXIMUM
-----------------------------------------                              -------   -------
Range of expenses that are deducted from Portfolio assets, including
management fees, Rule 12b-1 fees, and other expenses                    0.74%     1.60%

EXAMPLES

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Example 1 pertains to a Contract with the optional benefit Riders shown below. Example 2 pertains to a Contract without optional benefit Riders.

EXAMPLE 1: MAXIMUM PORTFOLIO OPERATING EXPENSES - CONTRACT WITH OPTIONAL BENEFIT RIDERS

The following example assumes that you invest $10,000 in a Contract with the optional benefit Riders shown below. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base, which may vary in value from the total Variable Investment Option value. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


JOHN HANCOCK USA
JOHN HANCOCK NEW YORK
CONTRACT WITH INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) AND ANNUAL STEP DEATH BENEFIT

                                                1 YEAR   3 YEARS  5 YEARS   10 YEARS
                                                ------   -------  -------   --------
If you surrender the Contract at the end of
   the applicable time period:                  $1,025   $1,821    $2,466    $5,126
If you annuitize, or do not surrender the
   Contract at the end of the applicable time
   period:                                      $  476   $1,454    $2,466    $5,126

EXAMPLE 2: MINIMUM PORTFOLIO OPERATING EXPENSES -CONTRACT WITH NO OPTIONAL BENEFIT RIDERS

The next example assumes that you invest $10,000 in a Contract, but with no optional benefit Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JOHN HANCOCK USA
JOHN HANCOCK NEW YORK
CONTRACT WITH NO OPTIONAL BENEFIT RIDERS

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                ------   -------   -------   --------
If you surrender the Contract at the end of
   the applicable time period:                   $797     $1,135    $1,273    $2,714
If you annuitize, or do not surrender the
   Contract at the end of the applicable time
   period:                                       $242     $  744    $1,273    $2,714

THE FOLLOWING TABLES DESCRIBE THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007, EXCEPT AS STATED BELOW IN THE NOTES THAT FOLLOW THE TABLES. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLES.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see "VI. Optional Benefits").


                                                                           ACQUIRED
                                               DISTRIBUTION                PORTFOLIO        TOTAL      CONTRACTUAL
                                  MANAGEMENT    AND SERVICE     OTHER        FEES         OPERATING       EXPENSE      NET OPERATING
PORTFOLIO/SERIES                      FEE      (12B-1) FEES   EXPENSES   AND EXPENSES   EXPENSES (1)   REIMBURSEMENT      EXPENSES
----------------                  ----------   ------------   --------   ------------   ------------   -------------   -------------
   AMERICAN FUNDAMENTAL
      HOLDINGS(2,3)
   Series II                         0.05%         0.75%        0.04%        0.40%          1.24%          0.05%           1.19%
   AMERICAN GLOBAL
      DIVERSIFICATION(2,3)
   Series II                         0.05%         0.75%        0.04%        0.63%          1.47%          0.05%           1.42%
   BLUE CHIP GROWTH (4,5)
   Series II                         0.81%         0.25%        0.02%        0.00%          1.08%          0.00%           1.08%
   CAPITAL APPRECIATION(4)
   Series II                         0.73%         0.25%        0.04%        0.00%          1.02%          0.00%           1.02%
   CAPITAL APPRECIATION
      VALUE(2,4,5)
   Series II                         0.85%         0.25%        0.11%        0.00%          1.21%          0.00%           1.21%
   CLASSIC VALUE(4)
   Series II                         0.80%         0.25%        0.07%        0.00%          1.12%          0.00%           1.12%
   CORE ALLOCATION PLUS(2,4)
   Series II                         0.92%         0.25%        0.14%        0.00%          1.31%          0.00%           1.31%
   CORE EQUITY(4)
   Series II                         0.77%         0.25%        0.04%        0.00%          1.06%          0.00%           1.06%
   DISCIPLINED
      DIVERSIFICATION(2,4,6)
   Series II                         0.80%         0.25%        0.14%        0.00%          1.19%          0.24%           0.95%
   EQUITY-INCOME (4,5)
   Series II                         0.81%         0.25%        0.03%        0.00%          1.09%          0.00%           1.09%
   FINANCIAL SERVICES(4)
   Series II                         0.81%         0.25%        0.05%        0.00%          1.11%          0.00%           1.11%
   FRANKLIN TEMPLETON FOUNDING
      ALLOCATION(7)
   Series II                         0.05%         0.25%        0.03%        0.86%          1.19%          0.05%           1.14%
   FUNDAMENTAL VALUE(4)
   Series II                         0.76%         0.25%        0.04%        0.00%          1.05%          0.00%           1.05%
   GLOBAL ALLOCATION(4)
   Series II                         0.85%         0.25%        0.11%        0.05%          1.26%          0.00%           1.26%
   GLOBAL BOND(4)
   Series II                         0.70%         0.25%        0.11%        0.00%          1.06%          0.00%           1.06%
   HEALTH SCIENCES (4,5)
   Series II                         1.05%         0.25%        0.09%        0.00%          1.39%          0.00%           1.39%
   HIGH INCOME(4)
   Series II                         0.68%         0.25%        0.04%        0.00%          0.97%          0.00%           0.97%
   HIGH YIELD(4)
   Series II                         0.66%         0.25%        0.04%        0.00%          0.95%          0.00%           0.95%
   INCOME & VALUE(4)
   Series II                         0.80%         0.25%        0.06%        0.00%          1.11%          0.00%           1.11%
   INDEX ALLOCATION(9)
   Series II                         0.05%         0.25%        0.03%        0.53%          0.86%          0.06%           0.80%
   INTERNATIONAL CORE(4)
   Series II                         0.89%         0.25%        0.13%        0.00%          1.27%          0.00%           1.27%

                                                                           ACQUIRED
                                               DISTRIBUTION                PORTFOLIO        TOTAL      CONTRACTUAL
                                  MANAGEMENT    AND SERVICE     OTHER        FEES         OPERATING       EXPENSE      NET OPERATING
PORTFOLIO/SERIES                      FEE      (12B-1) FEES   EXPENSES   AND EXPENSES   EXPENSES (1)   REIMBURSEMENT      EXPENSES
----------------                  ----------   ------------   --------   ------------   ------------   -------------   -------------
   INTERNATIONAL
      OPPORTUNITIES(4)
   Series II                         0.87%         0.25%        0.12%        0.00%          1.24%          0.00%           1.24%
   INTERNATIONAL SMALL CAP(4)
   Series II                         0.91%         0.25%        0.21%        0.00%          1.37%          0.00%           1.37%
   INTERNATIONAL VALUE(4,10)
   Series II                         0.81%         0.25%        0.16%        0.00%          1.22%          0.02%           1.20%
   INVESTMENT QUALITY BOND(4)
   Series II                         0.59%         0.25%        0.07%        0.00%          0.91%          0.00%           0.91%
   LIFESTYLE AGGRESSIVE
   Series II                         0.04%         0.25%        0.02%        0.87%          1.18%          0.00%           1.18%
   LIFESTYLE BALANCED
   Series II                         0.04%         0.25%        0.02%        0.82%          1.13%          0.00%           1.13%
   LIFESTYLE CONSERVATIVE
   Series II                         0.04%         0.25%        0.02%        0.76%          1.07%          0.00%           1.07%
   LIFESTYLE GROWTH
   Series II                         0.04%         0.25%        0.02%        0.85%          1.16%          0.00%           1.16%
   LIFESTYLE MODERATE
   Series II                         0.04%         0.25%        0.02%        0.80%          1.11%          0.00%           1.11%
   MID CAP INDEX(4,11)
   Series II                         0.47%         0.25%        0.03%        0.00%          0.75%          0.01%           0.74%
   MID CAP INTERSECTION(4)
   Series II                         0.87%         0.25%        0.06%        0.00%          1.18%          0.00%           1.18%
   MID CAP STOCK(4)
   Series II                         0.84%         0.25%        0.05%        0.00%          1.14%          0.01%           1.13%
   MONEY MARKET(4)
   Series II                         0.48%         0.25%        0.03%        0.00%          0.76%          0.01%           0.75%
   NATURAL RESOURCES(4)
   Series II                         1.00%         0.25%        0.08%        0.00%          1.33%          0.00%           1.33%
   PACIFIC RIM(4)
   Series II                         0.80%         0.25%        0.27%        0.00%          1.32%          0.01%           1.31%
   REAL ESTATE SECURITIES(4)
   Series II                         0.70%         0.25%        0.03%        0.00%          0.98%          0.00%           0.98%
   SCIENCE & TECHNOLOGY (4,5)
   Series II                         1.05%         0.25%        0.09%        0.00%          1.39%          0.00%           1.39%
   SMALL CAP GROWTH(4)
   Series II                         1.07%         0.25%        0.06%        0.00%          1.38%          0.01%           1.37%
   SMALL CAP OPPORTUNITIES(4)
   Series II                         0.99%         0.25%        0.04%        0.00%          1.28%          0.00%           1.28%
   SMALL CAP VALUE(4)
   Series II                         1.06%         0.25%        0.05%        0.00%          1.36%          0.00%           1.36%
   SMALL COMPANY VALUE (4,5)
   Series II                         1.02%         0.25%        0.04%        0.00%          1.31%          0.00%           1.31%
   STRATEGIC BOND(4)
   Series II                         0.67%         0.25%        0.07%        0.00%          0.99%          0.00%           0.99%
   TOTAL RETURN(4,8,12)
   Series II                         0.69%         0.25%        0.06%        0.00%          1.00%          0.00%           1.00%
   U.S. GOVERNMENT SECURITIES(4)
   Series II                         0.61%         0.25%        0.07%        0.00%          0.93%          0.00%           0.93%
   U.S. LARGE CAP(4)
   Series II                         0.82%         0.25%        0.03%        0.00%          1.10%          0.00%           1.10%
   VALUE(4)
   Series II                         0.74%         0.25%        0.04%        0.00%          1.03%          0.00%           1.03%

                                                              FEEDER FUND
                           --------------------------------------------------------------------------------
                                                                                                     NET
                                        DISTRIBUTION                    TOTAL      CONTRACTUAL    PORTFOLIO
                           MANAGEMENT    AND SERVICE       OTHER      OPERATING      EXPENSE      OPERATING
PORTFOLIO/SERIES              FEES      (12B-1) FEES   EXPENSES (1)    EXPENSES   REIMBURSEMENT    EXPENSES
----------------           ----------   ------------   ------------   ---------   -------------   ---------
   AMERICAN ASSET
      ALLOCATION(14)
   Series II                  0.00%         0.75%          0.04%        0.79%         0.01%         0.78%
   AMERICAN BOND(14)
   Series II                  0.00%         0.75%          0.02%        0.77%         0.00%         0.77%
   AMERICAN GLOBAL
      GROWTH(14)
   Series II                  0.00%         0.75%          0.06%        0.81%         0.03%         0.78%
   AMERICAN GLOBAL SMALL
      CAPITALIZATION(14)
   Series II                  0.00%         0.75%          0.11%        0.86%         0.08%         0.78%
   AMERICAN GROWTH
   Series II                  0.00%         0.75%          0.02%        0.77%         0.00%         0.77%
   AMERICAN
      GROWTH-INCOME
   Series II                  0.00%         0.75%          0.02%        0.77%         0.00%         0.77%
   AMERICAN HIGH-
      INCOME BOND(14)
   Series II                  0.00%         0.75%          0.21%        0.96%         0.18%         0.78%
   AMERICAN
      INTERNATIONAL
   Series II                  0.00%         0.75%          0.02%        0.77%         0.00%         0.77%
   AMERICAN NEW WORLD(14)
   Series II                  0.00%         0.75%          0.13%        0.88%         0.10%         0.78%

                                        MASTER FUND
                           ------------------------------------
                                                   TOTAL MASTER   TOTAL MASTER
                                                     FUND AND     FUND AND NET
                           MANAGEMENT     OTHER     FEEDER FUND    FEEDER FUND
PORTFOLIO/SERIES            FEES (13)   EXPENSES     EXPENSES       EXPENSES
----------------           ----------   --------   ------------   ------------
   AMERICAN ASSET
      ALLOCATION(14)
   Series II                  0.31%       0.01%        1.11%          1.10%
   AMERICAN BOND(14)
   Series II                  0.40%       0.01%        1.18%          1.18%
   AMERICAN GLOBAL
      GROWTH(14)
   Series II                  0.53%       0.02%        1.36%          1.33%
   AMERICAN GLOBAL SMALL
      CAPITALIZATION(14)
   Series II                  0.70%       0.03%        1.59%          1.51%
   AMERICAN GROWTH
   Series II                  0.32%       0.01%        1.10%          1.10%
   AMERICAN
   GROWTH-INCOME
   Series II                  0.26%       0.01%        1.04%          1.04%
   AMERICAN HIGH-
      INCOME BOND(14)
   Series II                  0.47%       0.01%        1.44%          1.26%
   AMERICAN
   INTERNATIONAL
   Series II                  0.49%       0.03%        1.29%          1.29%
   AMERICAN NEW WORLD(14)
   Series II                  0.76%       0.06%        1.70%          1.60%



(1) The "Total Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies (each, an "Acquired Portfolio"). The Total Fund Annual Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the underlying Portfolio's prospectus, which does not include Acquired Portfolio fees and expenses. Acquired Portfolio Fees and Expenses are estimated, not actual, amounts based on the Portfolio's current fiscal year.


(2) For Portfolios that have not started operations or have operations of less than six months as of December 31, 2007, expenses are based on estimates of expenses that are expected to be incurred over the next year.

(3) The management fee of 0.05% of average annual net assets is being waived until May 1, 2010.

(4) Effective January 1, 2006, the Adviser has contractually agreed to waive its management fee for certain Portfolios of JHT or otherwise reimburse the expenses of those Portfolios ("Participating Portfolios"). The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio. The Reimbursement will remain in effect until May 1, 2009.


(5) T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for the Blue Chip Growth Trust, Capital Appreciation Value Trust, Equity-Income Trust, Health Sciences Trust, Science & Technology Trust, and Small Company Value Trust. This waiver is based on the combined average daily net assets of these Portfolios and the following funds of John Hancock Funds II: Blue Chip Growth Fund, Capital Appreciation Value Fund, Equity-Income Fund, Health Sciences Fund, Science & Technology Fund, and Small Company Value Fund (collectively, the "T. Rowe Portfolios"). Based on the combined average daily net assets of the T. Rowe Portfolios, the percentage fee reduction (as a percentage of the Subadvisory Fee) as of November 1, 2006 is as follows: 0.00% for the First $750 million, 5.0% for the Next $750 million, 7.5% for the Next $1.5 billion, and 10.0% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each T. Rowe Portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by T. Rowe Price or the Adviser.

(6) The Adviser has contractually agreed to reimburse Expenses of the Portfolio that exceed 0.70% of the average annual net assets of the Portfolio. Expenses includes all expenses of the Portfolio except Rule 12b-1 fees, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the Trust.

(7) The Adviser has contractually agreed to limit Portfolio expenses to 0.025% until May 1, 2010. Portfolio expenses include advisory fee and other operating expenses of the underlying Portfolio but exclude 12b-1fees, underlying Portfolio expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

(8) The "Other Expenses" reflect estimate of amounts to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.

(9) The Adviser has contractually agreed to reimburse expenses of the Portfolio that exceed 0.02% of the average annual net assets of the Portfolio. Expenses include all expenses of the Portfolio except Rule 12b-1 fees, underlying Portfolio expenses, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May 1, 2010.

(10) The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser (after payment of the subadvisory fees for the Portfolio) does not exceed 0.45% of the Portfolio's average net assets. This advisory fee waiver will remain in place until May 1, 2010.

(11) The Adviser has agreed to reduce its advisory fee for a class of shares of the Portfolio in an amount equal to the amount by which the Expenses of such class of the Portfolio exceed the Expense Limit (as a percentage of the average annual net assets of the Portfolio attributable to the class) of 0.05% and, if necessary, to remit to that class of the Portfolio an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of a Portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of JHT's business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to JHT. These voluntary expense limitations may be terminated at any time.

(12) The advisory fees rate shown reflects the new tier schedule that is currently in place.

(13) Capital Research Management Company (the adviser to the master fund for each of the JHT Feeder Funds) is waiving a portion of its management fee. The fees shown do not reflect the waiver. See the financial highlights table in the American Funds prospectus or annual report for further information.

(14) The Adviser has contractually limited other portfolio level expenses to 0.03% until May 1, 2010. Other portfolio level expenses consist of operating expenses of the portfolio, excluding advisor fees, Rule 12b-1 fees, transfer agent fees, blue sky fees, taxes, brokerage commissions, interest expenses, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

A Table of Accumulation Unit Values relating to the Contract is included in Appendix U to this Prospectus.


LOCATION OF FINANCIAL STATEMENTS. Our financial statements and those of our respective Separate Account may be found in the Statement of Additional Information.

                 IV. General Information about Us, the Separate
                           Accounts and the Portfolios

THE COMPANIES

We are subsidiaries of Manulife Financial Corporation.

Your Contract is issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as "The Manufacturers Life Insurance Company (U.S.A.)," is a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805.


John Hancock New York, formerly known as "The Manufacturers Life Insurance Company of New York," is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 601 Congress Street, Boston, Massachusetts 02210-2805.


The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation's acquisition of John Hancock Financial Services, Inc.

John Hancock USA and John Hancock New York have received the following ratings from independent rating agencies:

AAA                 Extremely strong financial security characteristics; 1st category of 21
Standard & Poor's
A++                 Superior companies have a very strong ability to meet their obligations;
A.M. Best           1st category of 16
AA+                 Very strong capacity to meet policyholder and contract obligations; 2nd
Fitch               category of 24

John Hancock USA has also received the following rating from Moody's:

Aa1                 Excellent in financial strength;
Moody's             2rd category of 21

These ratings, which are current as of the date of this Prospectus and are subject to change, are assigned as a measure of John Hancock USA's and John Hancock New York's ability to honor any guarantees provided by the Contract and any applicable optional Riders, but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any Portfolio.

With respect to the fixed portion of the Contracts issued by John Hancock USA, The Manufacturers Life Insurance Company unconditionally guarantees to make funds available to John Hancock USA for the timely payment of contractual claims pursuant to a Guarantee Agreement dated March 31, 1996. The guarantee may be terminated by The Manufacturers Life Insurance Company upon notice to John Hancock USA. Termination will not affect The Manufacturers Life Insurance Company's continuing liability with respect to all Fixed Annuity contracts and Fixed Investment Options issued by John Hancock USA prior to the termination of the guarantee except if:

- the liability to pay contractual claims under the contracts is assumed by another insurer; or

- we are sold and the buyer's guarantee is substituted for The Manufacturers Life Insurance Company's guarantee.

THE SEPARATE ACCOUNTS

We use our Separate Accounts to support the Variable Investment Options you choose.

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio's shares in a "Sub-Account" (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account's assets (including the Portfolio's shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H. John Hancock USA, then known as The Manufacturers Life Insurance Company (U.S.A.), became the owner of this Separate Account in a merger transaction with The Manufacturers Life Insurance Company of North America ("Manulife North America") on January 1, 2002. Manulife North America initially established Separate Account H on August 24, 1984 as a separate account under the laws of Delaware. When Manulife North America merged with John Hancock USA, John Hancock USA became the owner of Separate Account H and reestablished it as a Separate Account under the laws of Michigan. As a result of this merger, John Hancock USA became the owner of all of Manulife North America's assets, including the assets of Separate Account H, and assumed all of Manulife North America's obligations including those under its contracts. The merger had no other effects on the terms and conditions of contracts issued prior to January 1, 2002.

For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A. John Hancock New York established this Separate Account on March 4, 1992 as a separate account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company's other income, gains, or losses. Nevertheless, all obligations arising under a Company's Contracts are general corporate obligations of that Company. Assets of a Separate Accounts may not be charged with liabilities arising out of any of the respective Company's business.

We reserve the right, subject to compliance with applicable law, to add other Sub-Accounts, eliminate existing Sub-Accounts, combine Sub-Accounts or transfer assets in one Sub-Account to another Sub-Account that we, or an affiliated company, may establish. We will not eliminate existing Sub-Accounts or combine Sub-Accounts without the prior approval of the appropriate state or federal regulatory authorities.

We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act") as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company's Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

THE PORTFOLIOS

When you select a Variable Investment Option, we invest your money in a Sub-Account of our Separate Account and it invests in shares of a corresponding Portfolio of John Hancock Trust.

THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

INVESTMENT MANAGEMENT The Portfolios' investment advisers and managers (i.e., subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.

The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios. JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as subadviser to a portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.


If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2006, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options you select.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a Portfolio's investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American Fund Portfolios" of the John Hancock Trust for the marketing support services it provides (see "Distribution of Contracts" in "IX. General Matters"). Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Funds-of-Funds and Master-Feeder Funds


Each of the John Hancock Trust's Index Allocation, Franklin Templeton Founding Allocation, Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Trusts ("JHT Funds of Funds") is a "fund-of-funds" that invests in other underlying funds. Expenses for a fund-of-funds may be higher than that for other Portfolios because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying Portfolios in which it invests. The prospectus for each of the JHT Funds of Funds contains a description of the underlying Portfolios for that Portfolio, including expenses and associated investment risks.

Each of the John Hancock Trust's American Asset Allocation, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, and American New World Trusts ("JHT American Fund Portfolios") invests in Series 1 or Series 2 shares of the corresponding investment portfolio of a "master" fund. The JHT American Funds operate as "feeder funds," which means that the each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding "master fund" which in turn purchases investment securities. Each of the JHT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The combined master and feeder 12b-1 fees for each JHT American Fund Portfolio totals 0.75% of net assets. The prospectus for the American Fund master funds is included with the prospectuses for the JHT American Fund Portfolios.


Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS (INCLUDING THE PROSPECTUS FOR A MASTER FUND FOR ANY OF THE PORTFOLIOS THAT ARE OPERATED AS "FEEDER FUNDS"), WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                               JOHN HANCOCK TRUST

We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.


The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see "VI. Optional Benefits").


CAPITAL GUARDIAN TRUST COMPANY
   Income & Value Trust                    Seeks the balanced accomplishment of (a) conservation of
                                           principal and (b) long-term growth of capital and income.
                                           To do this, the Portfolio invests its assets in both
                                           equity and fixed income securities based on the expected
                                           returns of the portfolios.

   U.S. Large Cap Trust                    Seeks long-term growth of capital and income. To do this,
                                           the Portfolio invests at least 80% of its net assets in
                                           equity and equity-related securities of quality large-cap
                                           U.S. companies that will outperform their peers over
                                           time.

CAPITAL RESEARCH AND MANAGEMENT COMPANY (Adviser to the American Fund Insurance
   Series) - ADVISER TO MASTER FUND
   American Asset Allocation Trust         Seeks to provide high total return (including income and
                                           capital gains) consistent with preservation of capital
                                           over the long term. To do this, the Portfolio invests all
                                           of its assets in the master fund, Class 1 shares of the
                                           American Funds Insurance Series Asset Allocation Fund,
                                           which invests in a diversified portfolio of common stocks
                                           and other equity securities, bonds and other intermediate
                                           and long-term debt securities, and money market
                                           instruments.

   American Bond Trust                     Seeks to maximize current income and preserve capital. To
                                           do this, the Portfolio invests all of its assets in the
                                           master fund, Class 1 shares of the American Funds
                                           Insurance Series Bond Fund, which invests at least 80% of
                                           its assets in bonds, with at least 65% in
                                           investment-grade debt securities and up to 35% in lower
                                           rated fixed income securities.

   American Global Growth Trust            Seeks to make shareholders' investment grow over time. To
                                           do this, the Portfolio invests all of its assets in the
                                           master fund, Class 1 shares of the American Funds
                                           Insurance Series Global Growth Fund, which invests
                                           primarily in common stocks of companies located around
                                           the world.

   American Global Small Capitalization
      Trust                                Seeks to make the shareholders' investment grow over
                                           time. To do this, the Portfolio invests all of its assets
                                           in the master fund, Class 1 shares of the American Funds
                                           Insurance Series Global Small Capitalization Fund, which
                                           invests primarily in stocks of smaller companies located
                                           around the world.

   American Growth Trust                   Seeks to make the shareholders' investment grow. To do
                                           this, the Portfolio invests all of its assets in the
                                           master fund, Class 1 shares of the American Funds
                                           Insurance Series Growth Fund, which invests primarily in
                                           common stocks of companies that appear to offer superior
                                           opportunities for growth of capital.

   American Growth-Income Trust            Seeks to make the shareholders' investments grow and to
                                           provide the shareholder with income over time. To do
                                           this, the Portfolio invests all of its assets in the
                                           master fund, Class 1 shares of the American Funds
                                           Insurance Series Growth-Income Fund, which invests
                                           primarily in common stocks or other securities that
                                           demonstrate the potential for appreciation and/or
                                           dividends.

   American High-Income Bond Trust         Seeks to provide a high level of current income and,
                                           secondarily, capital appreciation. To do this, the
                                           Portfolio invests all of its assets in the master fund,
                                           Class 1 shares of the American Funds Insurance Series
                                           High-Income Bond Fund, which invests at least 65% of its
                                           assets in higher yielding and generally lower quality
                                           debt securities.

CAPITAL RESEARCH AND MANAGEMENT COMPANY (Adviser to the American Fund Insurance
   Series) - ADVISER TO MASTER FUND - CONTINUED
   American International Trust            Seeks to make the shareholders' investment grow. To do
                                           this, the Portfolio invests all of its assets in the
                                           master fund, Class 1 shares of the American Funds
                                           Insurance Series International Fund, which invests
                                           primarily in common stocks of companies located outside
                                           the United States.

   American New World Trust                Seeks to make the shareholders' investment grow over
                                           time. To do this, the Portfolio invests all of its assets
                                           in the master fund, Class 1 shares of the American Funds
                                           Insurance Series New World Fund, which invests primarily
                                           in stocks of companies with significant exposure to
                                           countries with developing economies and/or markets.

DAVIS SELECTED ADVISERS, L.P.
   Financial Services Trust                Seeks growth of capital. To do this, the Portfolio
                                           invests at least 80% of its net assets in companies that
                                           are principally engaged in financial services.

   Fundamental Value Trust                 Seeks growth of capital. To do this, the Portfolio
                                           invests primarily in common stocks of U.S. companies with
                                           durable business models that can be purchased at
                                           attractive valuations relative to their intrinsic value.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. ("DIMA") (1)
   Real Estate Securities Trust            Seeks to achieve a combination of long-term capital
                                           appreciation and current income. To do this, the
                                           Portfolio invests at least 80% of its net assets in
                                           equity securities of REITs and real estate companies.


DIMENSIONAL FUND ADVISORS LP
   Disciplined Diversification Trust       Seeks total return consisting of capital appreciation and
                                           current income. To do this, the Portfolio normally
                                           invests primarily in equity securities and fixed-income
                                           securities of domestic and international issuers,
                                           including equities of issuers in emerging markets.


FRANKLIN TEMPLETON INVESTMENTS CORP.
   International Small Cap Trust           Seeks long-term capital appreciation. To do this, the
                                           Portfolio invests at least 80% of its net assets in
                                           securities issued by foreign small-cap companies
                                           including in emerging markets.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
   International Core Trust                Seeks high total return. To do this, the Portfolio
                                           invests at least 80% of its total assets in a diversified
                                           portfolio of equity investments from developed markets
                                           outside the U.S.

JENNISON ASSOCIATES LLC
   Capital Appreciation Trust              Seeks long-term growth of capital. To do this, the
                                           Portfolio invests at least 65% of its total assets in
                                           equity and equity-related securities of companies that
                                           are attractively valued and have above-average growth
                                           prospects.

LEGG MASON CAPITAL MANAGEMENT, INC.
   Core Equity Trust                       Seeks long-term capital growth. To do this, the Portfolio
                                           invests at least 80% of its net assets in equity
                                           securities that offer the potential for capital growth by
                                           purchasing securities at large discounts relative to
                                           their intrinsic value.

MARSICO CAPITAL MANAGEMENT, LLC
   International Opportunities Trust       Seeks long-term growth of capital. To do this, the
                                           Portfolio invests at least 65% of its total assets in
                                           common stocks of at least three different foreign
                                           companies of any size that are selected for their
                                           long-term growth potential.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED (2)
   American Fundamental Holdings Trust     Seeks long term growth of capital. To do this, the
                                           Portfolio invests primarily in four funds of the American
                                           Funds Insurance Series: Bond Fund, Growth Fund,
                                           Growth-Income Fund, and International Fund. The Portfolio
                                           is permitted to invest in six other funds of the American
                                           Funds Insurance Series as well as other funds, investment
                                           companies, and other types of investments.

   American Global Diversification Trust   Seeks long term growth of capital. To do this, the
                                           Portfolio invests primarily in five funds of the American
                                           Funds Insurance Series: Bond Fund, Global Growth Fund,
                                           Global Small Capitalization Fund, High- Income Bond Fund,
                                           and New World Fund. The Portfolio is permitted to invest
                                           in five other funds of the American Funds Insurance
                                           Series as well as other funds, investment companies, and
                                           other types of investments.


   Franklin Templeton Founding
      Allocation Trust                     Seeks long-term growth of capital. To do this, the
                                           Portfolio invests primarily in three underlying
                                           Portfolios: Global Trust, Income Trust and Mutual Shares
                                           Trust. The Portfolio is a fund of funds and is also
                                           authorized to invest in other underlying Portfolios and
                                           investment companies.

   Index Allocation Trust                  Seeks long term growth of capital. Current income is also
                                           a consideration. To do this, the Portfolio invests
                                           approximately 70% of its total assets in underlying
                                           Portfolios which invest primarily in equity securities
                                           and approximately 30% of its total assets in underlying
                                           Portfolios which invest primarily in fixed income
                                           securities.

   Lifestyle Aggressive Trust              Seeks long-term growth of capital. Current income is not
                                           a consideration. To do this, the Portfolio invests 100%
                                           of its assets in underlying Portfolios which invest
                                           primarily in equity securities.

   Lifestyle Balanced Trust                Seeks a balance between a high level of current income
                                           and growth of capital, with a greater emphasis on growth
                                           of capital. To do this, the Portfolio invests
                                           approximately 40% of its assets in underlying Portfolios
                                           which invest primarily in fixed income securities, and
                                           approximately 60% in underlying Portfolios which invest
                                           primarily in equity securities.

   Lifestyle Conservative Trust            Seeks a high level of current income with some
                                           consideration given to growth of capital. To do this, the
                                           Portfolio invests approximately 80% of its assets in
                                           underlying Portfolios which invest primarily in fixed
                                           income securities, and approximately 20% in underlying
                                           Portfolios which invest primarily in equity securities.

   Lifestyle Growth Trust                  Seeks long-term growth of capital. Current income is also
                                           a consideration. To do this, the Portfolio invests
                                           approximately 20% of its assets in underlying Portfolios
                                           which invest primarily in fixed income securities, and
                                           approximately 80% in underlying Portfolios which invest
                                           primarily in equity securities.

   Lifestyle Moderate Trust                Seeks a balance between a high level of current income
                                           and growth of capital, with a greater emphasis on income.
                                           To do this, the Portfolio invests approximately 60% of
                                           its assets in underlying Portfolios which invest
                                           primarily in fixed income securities, and approximately
                                           40% in underlying Portfolios which invest primarily in
                                           equity securities.


   Mid Cap Index Trust                     Seeks to approximate the aggregate total return of a mid
                                           cap U.S. domestic equity market index. To do this, the
                                           Portfolio invests at least 80% of its net assets in the
                                           common stocks in the S&P MidCap 400(R) index(3) and
                                           securities that as a group behave in a manner similar to
                                           the index.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED (2) - CONTINUED
   Money Market Trust                      Seeks to obtain maximum current income consistent with
                                           preservation of principal and liquidity. To do this, the
                                           Portfolio invests in high quality, U.S. dollar
                                           denominated money market instruments.

   Pacific Rim Trust                       Seeks to achieve long-term growth of capital. To do this,
                                           the Portfolio invests at least 80% of its net assets in
                                           common stocks and equity-related securities of
                                           established, larger-capitalization non-U.S. companies
                                           located in the Pacific Rim region, including emerging
                                           markets that have attractive long-term prospects for
                                           growth of capital.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC
   High Income Trust                       Seeks high current income; capital appreciation is a
                                           secondary goal. To do this, the Portfolio invests at least
                                           80% of its net assets in U.S. and foreign fixed-income
                                           securities that are rated BB/Ba or lower or are unrated
                                           equivalents.

MUNDER CAPITAL MANAGEMENT
   Small Cap Opportunities Trust           Seeks long-term capital appreciation. To do this, the
                                           Portfolio invests at least 80% of its net assets in
                                           equity securities of small-capitalization companies.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
   Global Bond Trust                       Seeks maximum total return, consistent with preservation
                                           of capital and prudent investment management. To do this,
                                           the Portfolio invests at least 80% of its net assets in
                                           fixed income instruments, futures contracts (including
                                           related options) with respect to such securities and
                                           options on such securities.

   Total Return Trust                      Seeks maximum total return, consistent with preservation
                                           of capital and prudent investment management. To do this,
                                           the Portfolio invests at least 65% of its total assets in
                                           a diversified Portfolio of fixed income instruments of
                                           varying maturities, which may be represented by forwards
                                           or derivatives.

PZENA INVESTMENT MANAGEMENT, LLC
   Classic Value Trust                     Seeks long-term growth of capital. To do this, the
                                           Portfolio invests at least 80% of its assets in domestic
                                           equity securities of companies that are currently
                                           undervalued relative to the market, based on estimated
                                           future earnings and cash flow.

RCM CAPITAL MANAGEMENT LLC & T. ROWE PRICE ASSOCIATES, INC.
   Science & Technology Trust              Seeks long-term growth of capital. Current income is
                                           incidental to the Portfolio's objective. To do this, the
                                           Portfolio invests at least 80% of its net assets in the
                                           common stocks of companies expected to benefit from the
                                           development, advancement, and/or use of science and
                                           technology.

T. ROWE PRICE ASSOCIATES, INC.
   Blue Chip Growth Trust                  Seeks to provide long-term growth of capital. Current
                                           income is a secondary objective. To do this, the
                                           Portfolio invests at least 80% of its net assets in the
                                           common stocks of large and medium-sized blue chip growth
                                           companies that are well established in their industries.

T. ROWE PRICE ASSOCIATES, INC. - CONTINUED
   Capital Appreciation Value Trust        Seeks long-term capital appreciation. To do this, the
                                           Portfolio normally invests primarily in common stocks of
                                           established U.S. companies that have above-average
                                           potential for capital growth. Common stocks typically
                                           constitute at least 50% of the Portfolio's total assets.
                                           The remaining assets are generally invested in other
                                           securities, including convertible securities, corporate
                                           and government debt, foreign securities, futures and
                                           options.


   Equity-Income Trust                     Seeks to provide substantial dividend income and also
                                           long-term capital appreciation. To do this, the Portfolio
                                           invests at least 80% of its net assets in equity
                                           securities, with 65% in common stocks of well-established
                                           companies paying above-average dividends.

   Health Sciences Trust                   Seeks long-term capital appreciation. To do this, the
                                           Portfolio invests at least 80% of its net assets in
                                           common stocks of companies engaged in the research,
                                           development, production, or distribution of products or
                                           services related to health care, medicine, or the life
                                           sciences.

   Small Company Value Trust               Seeks long-term growth of capital. To do this, the
                                           Portfolio invests at least 80% of its net assets in small
                                           companies whose common stocks are believed to be
                                           undervalued.

TEMPLETON INVESTMENT COUNSEL, LLC (4)
   International Value Trust               Seeks long-term growth of capital. To do this, the
                                           Portfolio invests at least 65% of its total assets in
                                           equity securities of companies located outside the U.S.,
                                           including in emerging markets.

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
   Global Allocation Trust                 Seeks total return, consisting of long-term capital
                                           appreciation and current income. To do this, the
                                           Portfolio invests in equity and fixed income securities
                                           of issuers located within and outside the U.S. based on
                                           prevailing market conditions.

VAN KAMPEN (A REGISTERED TRADE NAME OF MORGAN STANLEY INVESTMENT MANAGEMENT INC.)
   Value Trust                             Seeks to realize an above-average total return over a
                                           market cycle of three to five years, consistent with
                                           reasonable risk. To do this, the Portfolio invests at
                                           least 65% of its total assets in equity securities which
                                           are believed to be undervalued relative to the stock
                                           market in general.


WELLINGTON MANAGEMENT COMPANY, LLP
   Core Allocation Plus Trust              Seeks to provide total return, consisting of long-term
                                           capital appreciation and current income. To do this, the
                                           Portfolio invests in equity and fixed income securities
                                           of issuers located within and outside the U.S. The
                                           Portfolio will allocate its assets between fixed income
                                           securities and equity securities based upon the
                                           subadviser's targeted asset mix, which may change over
                                           time.


   Investment Quality Bond Trust           Seeks to provide a high level of current income
                                           consistent with the maintenance of principal and
                                           liquidity. To do this, the Portfolio invests at least 80%
                                           of its net assets in bonds rated investment grade,
                                           focusing on corporate bonds and U.S. government bonds
                                           with intermediate to longer term maturities.

   Mid Cap Intersection Trust              Seeks long-term growth of capital. To do this, the
                                           Portfolio invests at least 80% of its net assets in
                                           equity securities of medium-sized companies with
                                           significant capital appreciation potential.

   Mid Cap Stock Trust                     Seeks long-term growth of capital. To do this, the
                                           Portfolio invests at least 80% of its net assets in
                                           equity securities of medium-sized companies with
                                           significant capital appreciation potential.

WELLINGTON MANAGEMENT COMPANY, LLP - CONTINUED
   Natural Resources Trust                 Seeks long-term total return. To do this, the Portfolio
                                           invests at least 80% of its net assets in equity and
                                           equity-related securities of natural resource- related
                                           companies worldwide, including emerging markets.

   Small Cap Growth Trust                  Seeks long-term capital appreciation. To do this, the
                                           Portfolio invests at least 80% of its net assets in
                                           small-cap companies that are believed to offer
                                           above-average potential for growth in revenues and
                                           earnings.

   Small Cap Value Trust                   Seeks long-term capital appreciation. To do this, the
                                           Portfolio invests at least 80% of its net assets in
                                           small-cap companies that are believed to be undervalued.

WESTERN ASSET MANAGEMENT COMPANY
   High Yield Trust                        Seeks to realize an above-average total return over a
                                           market cycle of three to five years, consistent with
                                           reasonable risk. To do this, the Portfolio invests at
                                           least 80% of its net assets in high yield securities,
                                           including corporate bonds, preferred stocks and U.S.
                                           Government and foreign securities.

   Strategic Bond Trust                    Seeks a high level of total return consistent with
                                           preservation of capital. To do this, the Portfolio
                                           invests at least 80% of its net assets in fixed income
                                           securities across a range of credit qualities and may
                                           invest a substantial portion of its assets in obligations
                                           rated below investment grade.

   U.S. Government Securities Trust        Seeks to obtain a high level of current income consistent
                                           with preservation of capital and maintenance of
                                           liquidity. To do this, the Portfolio invests at least 80%
                                           of its net assets in debt obligations and mortgage-backed
                                           securities issued or guaranteed by the U.S. government,
                                           its agencies or instrumentalities.

(1) RREEF American L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.

(2) DIMA provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited in its management of the Lifestyle Trusts.

(3) "S&P MidCap 400(R)" is a trademark of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 29, 2008, the mid cap range for the S&P MidCap 400(R) was $302 million to $11.13 billion.

(4) The Portfolio is subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.

VOTING INTEREST

You instruct us how to vote Portfolio shares.

We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for proxy materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Sub-Account in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Sub-Account in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

                         V. Description of the Contract

ELIGIBLE PLANS

The Contract may be used to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans (see "Qualified Retirement Plans"). We also designed the Contract so that it may be used with non-qualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee) as may be eligible under applicable law.

We currently are not offering this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan unless, (a) we previously issued Contracts to that retirement plan and (b) the Purchase Payments to the new Contract are sent to us directly by your employer or the plan's administrator. We will not knowingly accept transfers from another existing annuity contract or other investment under a Section 403(b) Qualified Plan to a previously issued Contract used in a Section 403(b) Qualified Plan. We will require certain signed documentation in the event:

     - you purchased a Contract prior to September 25, 2007 that is intended to qualify under a Section 403(b) Qualified Plan; and

     - you direct us on or after September 25, 2007 to transfer some or all of your Contract Value to another annuity contract or other investment under a Section 403(b) Qualified Plan.

In the event that we do not receive the required documentation and you nonetheless direct us to proceed with the transfer, the transfer may be treated as a taxable transaction.

ACCUMULATION PERIOD PROVISIONS

We may impose restrictions on your ability to make initial and subsequent Purchase Payments.

Purchase Payments

You may make Purchase Payments to us at our Annuities Service Center at any time. The minimum initial Purchase Payment is $10,000. Subsequent Purchase Payments must be at least $30. All Purchase Payments must be in U.S. dollars. We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, we must grant our approval to you in order to make the payment.

John Hancock USA may reduce or eliminate the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:

     - You purchase your Contract through a 1035 exchange or a Qualified Plan transfer of an existing contract(s) issued by another carrier(s) AND at the time of application, the value of your existing contract(s) meets or exceeds the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such 1035 monies, the value drops below the applicable minimum initial Purchase Payment requirement due to market conditions;

     - You purchase more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payments for these new Contracts is equal to or greater than $50,000;

     - You and your spouse each purchase at least one new Contract AND the average initial Purchase Payments for the new Contract(s) is equal to or greater than $50,000;

     - You purchase multiple Contracts issued in conjunction with a written Retirement Savings Plan (either Qualified or Non-Qualified), for the benefit of plan participants AND the Annuitant under each Contract is a plan participant AND the average initial Purchase Payment for these new Contracts is equal to or greater than $50,000.

If permitted by state law, John Hancock USA may cancel a Contract at the end of any TWO consecutive Contract Years in which no Purchase Payments have been made, if both:

     - the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

     - the Contract Value at the end of such two year period is less than $2,000.

Contracts issued by John Hancock New York may be cancelled at the end of any THREE consecutive Contract Years in which no Purchase Payments have been made as described above.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the valuation period during which the cancellation occurs, minus the amount of any outstanding loan. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "VIII. Federal Tax Matters").

You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of subsequent Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in "Telephone and Electronic Transactions" in this section, below ).

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of "accumulation units" to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.

We will usually credit initial Purchase Payments received by mail on the Business Day on which they are received at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We will credit initial Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us. We will credit Additional Purchase Payments on the Business Day they are received at our Annuities Service Center.

We will deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay proceeds, or apply amounts to an Annuity Option.

We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options you select. We arbitrarily set the value of an accumulation unit for each Sub-Account on the first Business Day the Sub-Account was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the "net investment factor" for that Sub-Account (described below) for the Business Day for which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We will use a Portfolio share's net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

     - your Purchase Payment transaction is complete before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) for that Business Day, or

     - we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of the New York Stock Exchange for that Business Day.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Sub-Account from one Business Day to the next (the "valuation period"). The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Sub-Account for any valuation period by dividing (a) by (b) and subtracting (c) from the result:

Where (a) is:

     - the net asset value per share of a Portfolio share held in the Sub-Account determined at the end of the current valuation period; plus

     - the per share amount of any dividend or capital gain distributions made by the Portfolio on shares held in the Sub-Account if the "ex-dividend" date occurs during the current valuation period.

Where (b) is the net asset value per share of a Portfolio share held in the Sub-Account determined as of the end of the immediately preceding valuation period.

Where (c) is a factor representing the charges deducted from the Sub-Account on a daily basis for Separate Account annual expenses.

Transfers Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options and from those Investment Options to the Fixed Investment Options, subject to the restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see "Telephone and Electronic Transactions"). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option since such activity may expose a variable investment option's underlying fund to increased fund transaction costs and/or disrupt the fund manager's ability to effectively manage a fund in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Portfolio are determined ending at the close of day-time trading of the New York Stock Exchange (usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described in the "Transfers During Pay-out Period" section of this Prospectus). Under each Separate Account's policy and procedures, Contract Owners may transfer to a Money Market investment option even if a Contract Owner reaches the two transfers per month limit if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from that Money Market investment option to another Variable Investment Option. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

     -    restricting the number of transfers made during a defined period;

     -    restricting the dollar amount of transfers;

     - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

     -    restricting transfers into and out of certain Sub-Account(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see "Withdrawals" in this section, below, for details on when suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

In addition to the transfer restrictions that we impose, the John Hancock Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Maximum Number of Investment Options

We currently do not limit the number of Investment Options to which you may allocate Purchase Payments.

We permit you to make certain types of transactions by telephone or electronically through the internet.

Telephone and Electronic Transactions

When you purchase a Contract, we will automatically permit you to request transfers and withdrawals by telephone. We will also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the internet. You can contact us at the applicable telephone number or internet address shown on page ii of this Prospectus.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the internet by sending us instructions in a form acceptable to us.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

     -    Any loss or theft of your password; or

     -    Any unauthorized use of your password.

We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by a confirmation statement of the transaction. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy, may limit your ability to access or transact business electronically. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum withdrawal amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

We make available Dollar Cost Averaging and Asset Rebalancing programs.

Special Transfer Services-Dollar Cost Averaging

We administer a Dollar Cost Averaging ("DCA") program. If you enter into a DCA agreement, you may instruct us to transfer monthly a predetermined dollar amount from any Variable Investment Option, or from a Fixed Investment Option we permit for this purpose to other Variable Investment Options until the amount in the Investment Option from which the transfer is made is exhausted. You may establish a DCA Fixed Investment Option under the DCA program to make automatic transfers. You may allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elect the DCA Fixed Investment Option, we will credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation.

From time to time, we may offer special DCA programs where the rate of interest credited to a Fixed Investment Option exceeds our actual earnings on the supporting assets, less appropriate risk and expense adjustments. In such case, we will recover any amounts we credit to your account in excess of amounts earned by us on the assets in the General Account from existing charges described in your Contract. Your Contract charges will not increase as a result of electing to participate in any special DCA program.

The DCA program is generally suitable if you are making a substantial deposit and desire to control the risk of investing at the top of a market cycle. The DCA program allows investments to be made in equal installments over time in an effort to reduce that risk. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Sub-

Account when the unit value is low; less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. Contract Owners interested in the DCA program should consider their financial ability to continue purchases through periods of low price levels. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the DCA program.

Special Transfer Services-Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the percentage levels you would like to maintain in particular Portfolios. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Portfolios. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We will permit asset rebalancing only on the following time schedules:

     - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

     - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

     - annually on December 26th (or the next Business Day if December 26th is not a Business Day).

You may withdraw all or a portion of your Contract Value, but may incur withdrawal charges or tax liability as a result.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under "Telephone and Electronic Transactions". For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any unpaid loans and any applicable withdrawal charge. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the amount withdrawn from that Investment Account plus any applicable withdrawal charge deducted from that Investment Account.

When making a partial withdrawal, you should specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a partial withdrawal is to be taken, we will take the withdrawal from the Variable Investment Options until exhausted. We will then take from the Fixed Investment Option, beginning with the shortest remaining guarantee period first and ending with the longest remaining guarantee period last. If the partial withdrawal is less than the total value in the Variable Investment Options, we will take the withdrawal proportionately from all of your Variable Investment Options. For rules governing the order and manner of withdrawals from the Fixed Investment Option, see "Fixed Investment Options".

There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the investment option is less than $100, we reserve the right to treat the partial withdrawal as a withdrawal of the entire amount held in the Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce the Contract Value to less than $300, we may treat the partial withdrawal as a total withdrawal of the Contract Value.

We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request, complete with all necessary information at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

     - the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     -    trading on the New York Stock Exchange is restricted;

     - an emergency exists, as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts' net assets; or

     - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchase a Contract, we will consider any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional guaranteed minimum withdrawal benefit Rider, your guarantee may be reduced. If you determine to divide a Contract with an optional benefit Rider, we will permit you to continue the existing Rider under one, but not both, resulting Contracts. We will also permit the owner of the new Contract to purchase any optional benefit Rider then available.


TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "VIII. Federal Tax Matters"). Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see Appendix C: "Qualified Plan Types").

You may make Systematic "Income Plan" withdrawals.

Special Withdrawal Services-The Income Plan

We administer an Income Plan ("IP") which permits you to pre-authorize a periodic exercise of the contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal charge will ever apply to an IP withdrawal). If additional withdrawals, outside the IP program, are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals after the free withdrawal amount has been exceeded are subject to a withdrawal charge. The IP is not available to Contracts participating in the DCA program or for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% IRS penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the IP program.


Special Withdrawal Services-The Income Made Easy Program

Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchase a guaranteed minimum withdrawal benefit Rider with a Contract. There is no charge for participation in this program. We will, however, suspend your participation in the IP program if you enroll in the Income Made Easy Program. Please read "Pre-authorized Withdrawals
- The Income Made Easy Program" on page 48 for more information.


If you die during the Accumulation Period, your Beneficiary will receive a death benefit that might exceed your Contract Value.

Death Benefit During Accumulation Period

The Contracts described in this Prospectus provide for the distribution of a death benefit before a Contract's Maturity Date.

AMOUNT OF DEATH BENEFIT. The death benefit payable under the Contract will be the greater of:

     -    the Contract Value; or

     - the sum of all Purchase Payments made, less any amounts deducted in connection with partial withdrawals.

The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) times (ii) where:


     (i)  is equal to the death benefit prior to the withdrawal; and

     (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

If you die during the "Settlement Phase" under an optional guaranteed minimum withdrawal benefit Rider, however, the death benefit will be the amount then payable under that Rider. Please read "VI. Optional Benefits" for more information.


PAYMENT OF DEATH BENEFIT. The determination of the death benefit will be made on the date we receive written notice and "proof of death" as well as all required claims forms from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

     -    a certified copy of a death certificate; or

     - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     -    any other proof satisfactory to us.

DISTRIBUTION OF DEATH BENEFIT. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., "Non-Qualified Contracts". Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see "VIII. Federal Tax Matters" and Appendix C: "Qualified Plan Types").

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefit within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "Withdrawals" above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit will receive the funds in a John Hancock Safe Access Account (JHSAA). Similar to a checking account, the JHSAA provides the beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. The Beneficiary can obtain the remaining death benefit proceeds in a single sum by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account as the beneficiary cannot make deposits. It is solely a means of distributing the death benefit, so the beneficiary can only make withdrawals. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken, the Contract will continue, subject to the following:

     -    The Beneficiary will become the Owner.

     - We will allocate any excess of the death benefit over the Contract Value to the Owner's Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner's death.


     -    No Additional Purchase Payments may be made.


     -    We will waive withdrawal charges for all future distributions.

     - If the deceased Owner's spouse is the Beneficiary, the surviving spouse continues the Contract as the new Owner. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner's death as a Purchase Payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first Owner's death will not be considered in the determination of the spouse's death benefit.

     - If the Beneficiary is not the deceased Owner's spouse, distribution of the Owner's entire interest in the Contract must be made within five years of the Owner's death, or alternatively, distribution may be made as an annuity, under one of the Annuity Options described below, which begins within one year of the Owner's death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see "Annuity Options"). If distribution is not made as an annuity, upon the death of the Beneficiary, the death benefit will equal the Contract Value and must be distributed immediately in a single sum.

     - Alternatively, if the Contract is not a Qualified Contract and if the Beneficiary is not the deceased Owner's spouse, distribution of the Owner's entire interest in the Contract may be made as a series of withdrawals over the Beneficiary's life expectancy. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary's life expectancy.

We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a "Purchase Payment" made on that date for any subsequent calculations of the death benefit prior to the Maturity Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with partial withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner's spouse.


A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.


Please see "VI. Optional Benefits" for a discussion of benefits available to Beneficiaries under the optional Annual Step Death Benefit.

PAY-OUT PERIOD PROVISIONS

You have a choice of several different ways of receiving annuity payments from us.

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant on the Contract's Maturity Date (the "Annuity Commencement Date" is the first day of the Pay-out Period). The Maturity Date is the date specified on your Contract's specifications page, unless you obtain our consent to change that date. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. The Annuity Commencement Date may be changed at any time before annuity payments begin. The new Annuity Commencement Date may not be later than the Maturity Date specified in the Contract, or a later date if we consent to the change. Annuity Commencement and Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences (see "VIII. Federal Tax Matters"). Distributions may be required from Qualified Contracts before the Maturity Date.

You may select the frequency of annuity payments. However, if the Contract Value at the Maturity Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any unpaid loans, in one lump sum to the Annuitant on the Maturity Date.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. If an Annuity Option is not selected, we will provide as a default an Annuity Option in the form of a life annuity with payments guaranteed for ten years, as described below. We will provide either variable or fixed, or a combination variable and fixed annuity payments in proportion to the Investment Account Value of each Investment Option at the Maturity Date. We will determine annuity payments based on the Investment Account Value of each Investment Option at the Maturity Date. Internal Revenue Service ("IRS") regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts. Once annuity payments commence:

     - you will no longer be permitted to make any withdrawals under the Contract;

     - you will no longer be permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;

     -    we may not change the Annuity Option or the form of settlement; and

     -    your Guaranteed Minimum Death Benefit will terminate.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

ANNUITY OPTIONS OFFERED IN THE CONTRACT. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because there is no guarantee that we will make any minimum number of payments, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because there is no guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years
- An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

ADDITIONAL ANNUITY OPTIONS. We currently offer the following Annuity Options which are in addition to the ones we are contractually obligated to make available. We may cease offering any of the following Annuity Options at any time and may offer other Annuity Options in the future.

Option 3: Life Annuity with Payments Guaranteed for 5, 15 or 20 Years - An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5, 15 or 20 year period.


Option 4: Lifetime Annuity with Cash Refund - An annuity with payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option.

Option 5: Joint Life Annuity with Payments Guaranteed for 20 Years - An annuity with payments guaranteed for 20 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 20 year period if both the Annuitant and the co-Annuitant die during the 20 year period.


Option 6: Joint & Two-Thirds Survivor Non-Refund Life Annuity - An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 7: Period Certain Only Annuity for 10, 15 or 20 Years - An annuity with payments for a 10, 15 or 20 year period and no payments thereafter. You may surrender all or part of your Contract for its 'Commuted Value' after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See "Full Surrenders During the Pay-out Period" and "Partial Surrenders During the Pay-out Period" below.)


ADDITIONAL ANNUITY OPTIONS FOR CONTRACTS WITH A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. We make one or more additional Annuity Options available if you purchase a Contract with one of our guaranteed minimum withdrawal benefit Riders (i.e., Income Plus for Life Series, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up or Principal Returns, as described in "VI. Optional Benefits"). If you purchase a Contract with a guaranteed minimum withdrawal benefit Rider, you may select the additional Annuity Options shown below. These additional Annuity Options are only available for Maturity Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.

GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchase a Contract with one of the Income Plus for Life Series Riders. For the Income Plus for Life - Joint Life Riders, this Annuity Option is available only if one Covered Person (see "Income Plus for Life (Quarterly Step-up Review) Series Definitions" on page 51), not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

     - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the guaranteed minimum withdrawal benefit Rider that you purchased with your Contract, or

     - the annual amount that your Contract Value provides on a guaranteed basis under a life with cash refund annuity. (Unlike Option 1(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)

GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchase a Contract with one of the Income Plus for Life - Joint Life Riders and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

     - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the guaranteed minimum withdrawal benefit Rider that you purchased with your Contract, or

     - the annual amount that your Contract Value provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 2(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the last surviving Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)


GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain - This Annuity Option is available if you purchase a Contract with the Principal Plus for Life or a Principal Plus for Life Plus Automatic Annual Step-up optional benefit Rider. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Guaranteed Withdrawal Balance at the Maturity Date by the amount of the annual annuity benefit payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this Annuity Option as the greater of:

     - the Lifetime Income Amount on the Maturity Date, if any, as provided by the guaranteed minimum withdrawal benefit rider that you purchased with your Contract, or

     - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 1(a): Non-Refund Life Annuity.

GMWB Alternate Annuity Option4: Fixed Period Certain Only - This Annuity Option is available only if:

     - you purchase a Contract with a Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up or Principal Returns optional benefit Rider; and

     - there is no Lifetime Income Amount remaining (or none has been determined) at the Maturity Date.

This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Guaranteed Withdrawal Balance at the Maturity Date by the Guaranteed Withdrawal Amount at the Maturity Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.)

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

     - the Guaranteed Withdrawal Amount on the Maturity Date as provided by the Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up, or the Principal Returns Rider that you purchased with your Contract, or

     - the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.


FULL SURRENDERS DURING THE PAY-OUT PERIOD. You may surrender your Contract, after the Pay-out Period has begun, only if you have selected a variable pay-out under Option 7: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments ("Commuted Value") of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:

     - multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" below for a description of an "Annuity Unit");

     - assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and

     - calculating the present value of these payments at the assumed interest rate of 3%.


If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.


PARTIAL SURRENDERS DURING THE PAY-OUT PERIOD. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Option 7: Period Certain Only Annuity for 10, 15, or 20 years. You make take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined on the day we receive your written request for surrender in the manner described above.

If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal A x (1 - ((B / C) / D)), where:

     A equals the number of Annuity Units used to determine future payments before the commutation;

     B equals the dollar amount requested to be paid out as part of the commutation;

     C equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and

     D    equals the Annuity Unit value on the day the commutation is executed.

For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, C equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 x (1 - (($20,000 / 3412.08) / $12.50)) = 212.43 units a year for 10 years.

You will not be able to make any additional withdrawals under a Contract with a guaranteed minimum withdrawal benefit Rider once annuity payments begin under an Annuity Option.

Fixed Annuity Options. Subject to the distribution of death benefits provisions (see "Death Benefit During Accumulation Period"), on death, withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate table in the Contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity tables contained in the Contract. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The rates contained in the annuity tables vary with the Annuitant's sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans. Under such tables, the longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Sub-Accounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Sub-Account by the Annuity Unit value of that Sub-Account (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Sub-Account is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Sub-Account are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made). We will deduct a pro-rata portion of the administration fee from each annuity payment.


We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the "net investment factor" for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see "Value of Accumulation Units" and "Net Investment Factor" on page 28). The value of an Annuity Unit for each Sub-Account for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Sub-Account for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 4.72%.

Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.

Transfers During Pay-out Period

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Sub-Account to another. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Maturity Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Sub-Account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Sub-Account selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make per Contract Year to four. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if we are making payments during the Settlement Phase under an optional guaranteed minimum withdrawal benefit Rider and the last surviving Covered Person dies. Please read "VI. Optional Benefits" for additional information.

OTHER CONTRACT PROVISIONS

You have a right to cancel your Contract.

Right to Review


You may cancel the Contract by returning it to our Annuities Service Center or to your registered representative at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value (minus any unpaid loans) computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us.


No withdrawal charge is imposed upon return of a Contract within the ten day right to review period. The ten day right to review may vary in certain states in order to comply with the requirements of state insurance laws and regulations. When the Contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, we will return all Purchase Payments if this is greater than the amount otherwise payable.

If you purchase your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the Contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract. Therefore, you should consult with your registered representative or attorney regarding whether the purchase of a new a Contract is a replacement of an existing contract.

(Applicable to Residents of California Only) Residents in California age 60 and greater may cancel the Contract by returning it to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payments to the Money Market Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payments during this 30 day period to a Fixed Investment Option (if available), or to one or more of the Variable Investment Options. If you cancel the Contract during this 30 day period and your Purchase Payments were allocated to a Fixed Investment Option or the Money-

Market Investment Option, we will pay you the greater of (a) the original amount of your Purchase Payments and (b) the Contract Value computed at the end of the Business Day on which we receive your returned Contract. If your Purchase Payments were allocated to a Variable Investment Option (other than the Money Market Investment Option), we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract.


Ownership

Prior to the Maturity Date, the Contract Owner is the person designated in the Contract specifications page or as subsequently named. On and after the Maturity Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.

You own the Contract.


In the case of Non-Qualified Contracts, you may change ownership of the Contract or you may collaterally assign the Contract at any time prior to the Maturity Date, subject to the rights of any irrevocable Beneficiary. Changing the ownership of a Contract may be treated as a (potentially taxable) distribution from the Contract for Federal tax purposes. A collateral assignment is treated as a distribution from the Contract and will be tax reported as such. An addition or substitution of any Contract Owner may result in changing the death benefit to an amount equal to the Contract Value as of the date of the change and treating that value as a Purchase Payment made on that date for purposes of computing the amount of the death benefit.


You must make any change of ownership or assignment in writing and we must receive such written change at the Annuities Service Center. We must approve any change. We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted or responsibility for the validity or sufficiency of any assignment. An absolute assignment will revoke the interest of any revocable Beneficiary.

In the case of Qualified Contracts, ownership of the Contract generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under Section 401 of the Code or as otherwise permitted by applicable IRS regulations. Subject to the foregoing, you may not sell, assign, transfer, discount or pledge as collateral for a loan or as security for the performance of an obligation, or for any other purpose, a Qualified Contract to any person other than us.

The Annuitant is either you or someone you designate.

Annuitant


The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an "Annuitant," the second person named shall be referred to as "co-Annuitant." The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.


On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract at the Annuity Commencement Date.

If any Annuitant is changed and any Contract Owner is not a natural person, we must distribute the entire interest in the Contract to the Contract Owner within five years. We will reduce the amount distributed by charges that would otherwise apply upon withdrawal.

The Beneficiary is the person you designate to receive the death benefit if you die.

Beneficiary

The Beneficiary is the person you designate to receive the death benefit if you die.


The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, the Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, IRS regulations may limit designations of Beneficiaries.

Modification

We may not modify your Contract without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Our Approval

We reserve the right to accept or reject any Contract application at our sole discretion.

Misstatement and Proof of Age, Sex or Survival

We may require proof of age, sex or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age and sex. If we have made incorrect annuity payments, we will pay the amount of any underpayment immediately and we will deduct the amount of any overpayment from future annuity payments.

FIXED INVESTMENT OPTIONS

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and each Company's General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, Federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.

INTEREST RATES AND AVAILABILITY. Currently, we do not make available any Fixed Investment Options, other than a DCA Fixed Investment Option under the DCA program (see "Special Transfer Services-Dollar Cost Averaging" for details). However, we may make available Fixed Investment Options under the Contract in the future. If we do, a Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time-to-time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.

Fixed Investment Options are not available with John Hancock USA Contracts issued in the State of Mississippi. Certain other states may impose restrictions on the availability of Fixed Investment Options under your Contract.

TRANSFERS. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA program. Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.

You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Maturity Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish as single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Maturity Date.

Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.

RENEWALS. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period.

WITHDRAWALS. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under "Withdrawals."

We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).

If you do not specify the Investment Options from which a partial withdrawal is to be taken, the partial withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the

Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.

Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See "VIII. Federal Tax Matters." Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances. See Appendix C "Qualified Plan Types."

CHARGES. No asset based charges are deducted from Fixed Investment Options.

                              VI. Optional Benefits


You may elect to purchase optional benefits when you purchase a Contract. If available in your state and through your registered representative's authorized distributor, you may select one of the following "guaranteed minimum withdrawal benefit" Riders:

     -    Income Plus for Life (Quarterly Step-up Review)*; or

     -    Income Plus for Life - Joint Life (Quarterly Step-up Review)*; or


     -    Principal Plus for Life; or

     -    Principal Plus for Life Plus Automatic Annual Step-up; or

     -    Principal Returns.


* Income Plus for Life (Quarterly Step-up Review) and Income Plus for Life - Joint Life (Quarterly Step-up Review) are not available in all states or through all authorized distributors of the Contracts. If these Riders are not available in your state or through your registered representative's authorized distributor, your registered representative may recommend an earlier version of the Riders - either Income Plus for Life (Annual Step-up Review) or (except in New York and for Non-Qualified Contracts in New Jersey) Income Plus for Life - Joint Life (Annual Step-up Review). Please see Appendix E: "Additional Information about Income Plus for Life (Annual Step-up Review) Series" for details about these Riders.

We use the term "INCOME PLUS FOR LIFE SERIES RIDERS" in the Prospectus to refer to all four Income Plus for Life Riders - i.e., Income Plus for Life (Quarterly Step-up Review), Income Plus for Life - Joint Life (Quarterly Step-up Review), Income Plus for Life (Annual Step-up Review) and Income Plus for Life - Joint Life (Annual Step-up Review).


You also may select an Annual Step Death Benefit Rider.

We describe each of these optional benefit Riders in the following sections.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER DEFINITIONS

We use the definitions that follow to describe how our guaranteed minimum withdrawal benefit ("GMWB") Riders work. Please see the separate sections on each Rider for additional details on defined terms.


AGE 59 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date:

     - the Covered Person attains age 59 under an Income Plus for Life (Quarterly Step-up Review) Rider: or

     - the younger Covered Person attains age 59 under an Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider.


AGE 65 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 65.

AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the Covered Person attains age 95 under each of the GMWB Riders except Income Plus for Life - Joint Life (Quarterly Step-up Review), where it means the older Owner attains age 95.


ADJUSTED BENEFIT BASE (for Income Plus for Life Series Riders): The Benefit Base that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. See "Rider Fees."

ADJUSTED GUARANTEED WITHDRAWAL BALANCE (for Principal Plus for Life Series and Principal Returns Riders): The Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Bonus or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. See "Rider Fees."

ADJUSTED PURCHASE PAYMENTS (for Income Plus for Life (Quarterly Step-up Review) Series Riders): The total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we deduct the entire amount of that withdrawal (including any withdrawal charges) on a "pro rata" basis from the total amount of Purchase Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal. See "Income Plus for Life (Quarterly Step-up Review) Series."

ADJUSTED STEP-UP VALUE (for Income Plus for Life (Quarterly Step-up Review) Series Riders): We establish tentative Step-up values on each "Interim Review Date" during a Contract Year, adjusted to reflect any Excess Withdrawals and Additional Purchase Payments made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-up values (as adjusted above) for that Contract Year and select the highest "Adjusted Step-up Value." If the highest Adjusted Step-up Value is higher than your Benefit Base (including any Bonuses, if applicable) on the Anniversary Date, we will increase the Benefit Base to equal the highest Adjusted Step-up Value. See "Income Plus for Life (Quarterly Step-up Review) Series."

BENEFIT BASE means a value we use to determine the Lifetime Income Amount with the Income Plus for Life (Quarterly Step-up Review) and Income Plus for Life - Joint Life (Quarterly Step-up Review) Riders; please refer to the separate sections on those Riders.


BONUS OR LIFETIME INCOME BONUS, means an increase in the Benefit Base at the end of each Contract Year during one or more "Lifetime Income Bonus Periods." In certain marketing materials, the Bonus may be referred to as the "Deferral Credit." These terms are further defined in each of the separate GMWB Rider sections (except Principal Returns); please refer to these sections.


BONUS PERIOD (applicable to all GMWB Riders except Principal Returns) or LIFETIME INCOME BONUS PERIOD (applicable only to Income Plus for Life (Quarterly Step-up Review) Series Riders) means:


     -    initially, the first 10 Contract Years;

     -    each time a Step-up occurs, the Bonus Period extends to the lesser of:
          (a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.

COVERED PERSON is defined in each of the separate GMWB Rider sections (except Principal Returns); please refer to these sections.

EXCESS WITHDRAWAL is defined in each of the separate GMWB Rider sections (except Principal Returns); please refer to these sections.

FIRST YEAR PURCHASE PAYMENTS applies only to Principal Returns; please refer to the separate section on that Rider.


GUARANTEED WITHDRAWAL AMOUNT (for Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Returns) means generally the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period until the Guaranteed Withdrawal Balance is depleted. For details applicable to each of these Riders, please refer to the separate Rider sections.

GUARANTEED WITHDRAWAL BALANCE (for Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Returns) means generally the total amount we guarantee to be available for future periodic withdrawals during the Accumulation Period. For details applicable to each of these Riders, please refer to the separate Rider sections.

INTERIM REVIEW DATE: Each of the quarterly dates on which we compare the Rider's Benefit Base to the Contract Value during a Contract Year, up to and including the Age 95 Anniversary while the Rider is in effect.


LIFETIME INCOME AMOUNT (for all GMWB Riders except Principal Returns) means generally the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later). For details applicable to each of these Riders, please refer to the separate Rider sections.


LIFETIME INCOME DATE (for all GMWB Riders except Principal Returns) means generally the date on which we determine the Lifetime Income Amount. For details applicable to each of these Riders, please refer to the separate Rider sections.


RESET means a reduction in GMWB values due to Excess Withdrawals. The term is further defined in each of the separate GMWB Rider sections; please refer to these sections.


SETTLEMENT PHASE: When we automatically begin making payments to you under a guaranteed minimum withdrawal benefit Rider, should your Contract Value reduce to zero (and subject to the conditions described in each Rider section). During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments, credit additional Bonus amounts, make any Step-ups or deduct any Rider fee during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

STEP-UP means an increase in GMWB values. The term is further defined in each of the separate GMWB Rider sections; please refer to these sections.


STEP-UP DATE means the date on which we determine whether a Step-up could occur.

TARGET AMOUNT, TARGET DATE and TARGET VALUE (for the Income Plus for Life Series Riders): Benchmarks used to determine your guaranteed minimum withdrawal benefit. See "Income Plus for Life (Quarterly Step-up Review) Series" and Appendix E: "Additional Information about Income Plus for Life (Annual Step-up Review) Series."


OVERVIEW OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS


Each of our guaranteed minimum withdrawal benefit Riders provides a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders (except Principal Returns) will permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the specific Rider you elect. We may determine the amount of the initial guarantee after we issue your Contract, depending on the age of the Covered Person when we issue the Contract and the type of guaranteed minimum withdrawal benefit you purchase. We may increase the guarantee:

     - by a Bonus or "Target Amount" adjustment (see "Target Amount" on page 57 for Income Plus for Life (Quarterly Step-up Review) and page 63 for Income Plus for Life - Joint Life (Quarterly Step-up Review)) if you make no withdrawals during certain Contract Years, up to limits that vary by Rider;


     - as a result of a Step-up of the guarantee to reflect your then current Contract Value on certain Contract Anniversary dates; or

     -    if you make an Additional Purchase Payment up to specified limits.

Our Principal Returns Rider guarantees the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchase the Rider. In addition, when you purchase a Principal Returns Rider, we guarantee that your Contract Value at the end of the first 10 Contract Years will not be less than the greater of (a) the amount of your First Year Purchase Payments up to $5 million or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date, as long as you take no withdrawals of Contract Value during the first 10 Contract Years (see "Principal Returns" below).


Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. If you take withdrawals for more than the annual amount permitted under the terms of the rider you select, however, we may reduce the guaranteed minimum amount. For the Principal Returns Rider, if you take withdrawals during the first 10 Contract Years, you will no longer be eligible for our tenth year Accumulation Benefit.


Availability

You may only elect a guaranteed minimum withdrawal benefit Rider at the time you purchase a Contract, and only provided:

     - the Rider is available for sale in the state where the Contract was sold;

     - you limit your investment of Purchase Payments and Contract Value to the Investment Options we make available with the Rider; and

     - you (and any other Covered Person) comply with the age restrictions we may impose for the Rider.

Please contact the John Hancock Annuities Service Center at 1-800-344-1029 (in
NY: 1-800-551-2078) for additional information on availability. We offer these optional benefit Riders only where approved by local state insurance regulatory agencies.

We reserve the right to accept or refuse to issue any guaranteed minimum withdrawal benefit Rider at our sole discretion. Once you elect a guaranteed minimum withdrawal benefit Rider, its effective date usually will be the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.


AGE RESTRICTIONS. You, or both you and your spouse (who must also qualify as a Covered Person in the case of the Income Plus for Life - Joint Life Riders) must be under age 81 to purchase a Rider.

CHANGE OF RIDERS. If we issue you a Contract on or after April 28, 2008 with a guaranteed minimum withdrawal benefit Rider, you will be allowed to exchange that Rider (the "Current Rider") for an Income Plus for Life (Quarterly Step-up Review) Rider or an Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider if:

     - the Income Plus for Life (Quarterly Step-up Review) or the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider, as the case may be, was not available in your state at the time we issued your Contract, but becomes available after we issued your Contract;

     - unless we agree otherwise, you elect to exchange your Current Rider within the 90-day period we permit for this purpose, beginning on the date we first make the Income Plus for Life (Quarterly Step-up Review) or the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider, as the case may be, available in a state following that state's approval; and

     - unless we agree otherwise, you elect to exchange your Current Rider before May 1, 2009.

We provide no assurance that you will be able to exchange your Current Rider for an Income Plus for Life (Quarterly Step-up Review) or Income Plus for Life -Joint Life (Quarterly Step-up Review) Rider in any given state. You should purchase a Contract with a guaranteed minimum withdrawal benefit Rider only if that Rider is appropriate for your needs and financial circumstances.

If you are eligible and decide to exchange your Current Rider for an Income Plus for Life (Quarterly Step-up Review) or an Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider:

     - you will have to pay the current annual fee for the new Rider, as described in the Fee Tables section of this Prospectus;

     - the Covered Person under a new Income Plus for Life (Quarterly Step-up Review) Rider must be a Covered Person under your Current Rider;

     - one of the Covered Persons under a new Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider must be a Covered Person under your Current Rider, and the other Covered Person must be the first Covered Person's spouse;

     - we will calculate the initial Benefit Base under the new Rider as of the Contract Date if you exchange your Current Rider before the first Contract Anniversary;

     - we will calculate the initial Benefit Base under the new Rider to equal the Contract Value of your Contract if you exchange your Current Rider on or after the first Contract Anniversary;

     - if you exchange your Rider on or after the first Contract Anniversary, we will calculate the Target Amount under the new Rider on the later of (a) the 10th Contract Anniversary following the exchange or (b) the Contract Anniversary following the Covered Person's (younger Covered Person's for Income Plus for Life - Joint Life (Quarterly Step-up Review)) attainment of age 69; and

     - if you exchange your Rider on or after the first Contract Anniversary, for purposes of calculating the Target Amount under the new Rider, we will treat the Contract Value on the date of the exchange as a Purchase Payment. We will not take into consideration any Purchase Payments, withdrawals or Contract Values prior to the date of the exchange.

We will deduct the fee for the new Rider on the first Contract Anniversary following the exchange and each Contract Anniversary thereafter. You must submit all required paperwork in good order to our Annuities Service Center to elect an Income Plus for Life (Quarterly Step-up Review) or an Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider. You must do this within the 90 day period we permit for this purpose or, if applicable in your state, any extension of these periods.

Except as stated above, you may not elect more than one guaranteed minimum withdrawal benefit Rider for a Contract.


ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. You may elect to exchange an existing guaranteed minimum withdrawal benefit Rider to your Contract for another optional guaranteed minimum withdrawal benefit Rider after you purchase a Contract. Please see Appendix D: "Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" for details.


We provide no assurance that you will be able to exchange a Rider for another Rider in any given state. You should purchase a Contract with a guaranteed minimum withdrawal benefit Rider only if that Rider is appropriate for your needs and financial circumstances.

In certain states, we will allow civil union partners to purchase the Contract with a guaranteed minimum withdrawal benefit Rider and receive the same Rider benefits as a spouse. There may be adverse tax consequences with distributions and other transactions upon the death of the first civil union partner. Please consult with your own qualified tax advisor.

Purchase Payments


RESTRICTIONS ON CONTRACTS WITH GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. If you purchase a guaranteed minimum withdrawal benefit Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit Additional Purchase Payments during a Rider's "Settlement Phase" (see "Settlement Phase" in each separate GMWB Rider section below). Other limitations on additional payments may vary by state.


Special Purchase Payment limits on "Non-Qualified" Contracts. If we issue your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase Payments:

     - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.

Special Purchase Payment limits on "Qualified" Contracts. If we issue your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:

     - on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issue your Contract after you become Age
          65), without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;

     - for the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but

     - we will not accept any Purchase Payment after the oldest Owner becomes age 81.

You should consult with a qualified tax advisor prior to electing a guaranteed minimum withdrawal benefit Rider for further information on tax rules affecting Qualified Contracts, including IRAs.

General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issue your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.


IMPACT ON BENEFIT BASE AND LIFETIME INCOME AMOUNT (applicable to Income Plus for Life (Quarterly Step-up Review) and Income Plus for Life - Joint Life (Quarterly Step-up Review)). Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus:

     - The excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits); over

     - Any Withdrawal Amount reduced by any Purchase Payment since the later of the Lifetime Income Date or the latest:

          -    date of a Purchase Payment that we applied to the Benefit Base,

          -    date of a reduction in the Benefit Base, or

          -    effective date of a Step-up.


Examples 1d and 2d in Appendix B: "Guaranteed Minimum Withdrawal Benefit Examples" illustrate how each of these transactions affects the Benefit Base and Lifetime Income Amount.


In addition, if a Purchase Payment increases the Benefit Base after the Lifetime Income Date, we will recalculate the Lifetime Income Amount and increase it to equal:

     - (for Income Plus for Life (Quarterly Step-up Review)) 5% of the Benefit Base in effect immediately after the Purchase Payment; or

     - (for Income Plus for Life - Joint Life (Quarterly Step-up Review)) 4.75% of the Benefit Base in effect immediately after the Purchase Payment.


We will not change the Lifetime Income Amount, however, if the recalculated amount is less than the Lifetime Income Amount before the Additional Purchase Payment.

IMPACT ON GUARANTEED WITHDRAWAL BALANCE, GUARANTEED WITHDRAWAL AMOUNT AND LIFETIME INCOME AMOUNT (applicable to Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up). We will increase the total Guaranteed Withdrawal Balance by the amount of each Additional Purchase Payment we accept (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:

In the case of the Guaranteed Withdrawal Amount, to equal the lesser of:

     - 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or

     - the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 5% of the Purchase Payment.

In the case of the Lifetime Income Amount, to equal the lesser of:

     - 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or

     - the Lifetime Income Amount immediately prior to the Purchase Payment plus an amount equal to 5% of the Purchase Payment.

We will not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.


IMPACT ON GUARANTEED WITHDRAWAL BALANCE AND GUARANTEED WITHDRAWAL AMOUNT (applicable to Principal Returns). We will increase the total Guaranteed Withdrawal Balance by the amount of each Additional Purchase Payment we accept (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). In addition, we will recalculate the Guaranteed Withdrawal Amount and usually increase it to equal the lesser of:

     - 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or

     - the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 5% of the Purchase Payment.

We will not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment.

Rider Fees

We charge an additional fee on each Contract Anniversary for a guaranteed minimum withdrawal benefit Rider, and reserve the right to increase the fee on the effective date of each Step-up under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We will deduct a pro rata share of the annual fee from the Contract Value:


     -    on the date we determine the death benefit;

     - after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or

     -    on the date an Excess Withdrawal reduces the Contract Value to zero.

We do not deduct additional Rider fees during the "Settlement Phase" or after the Annuity Commencement Date once an Annuity Option begins.


FEE FOR INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES RIDERS. The current fee is equal to 0.75% of the "Adjusted Benefit Base" for Contracts issued outside of New York, and 0.70% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus for Life (Quarterly Step-up Review) or Income Plus for Life - Joint Life (Quarterly Step-up Review) (issued outside of New York) fee on the effective date of each Step-up. In such a situation, neither fee will ever exceed 1.20%.


FEE FOR PRINCIPAL PLUS FOR LIFE. The fee is equal to 0.40% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Bonus or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Plus for Life fee on the effective date of each Step-up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.


FEE FOR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP. The fee is equal to 0.55% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the Principal Plus for Life Plus Automatic Annual Step-up Rider fee on the effective date of each Step-up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-up Rider fee will never exceed 1.20%.

FEE FOR PRINCIPAL RETURNS. The fee is equal to 0.50% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the Principal Returns fee on the effective date of each Step-up. In such a situation, the Principal Returns fee will never exceed 0.95%.

If we decide to increase the rate of a Rider fee at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-up. If you decline a scheduled Step-up, we will not increase the Rider fee at that time. You will have the option to elect to a Step-up within 30 days of subsequent Step-up Dates. If you decide to Step-up a guaranteed amount at that time, we will thereafter resume automatic Step-ups on each succeeding Step-up Date.

Pre-authorized Withdrawals-The Income Made Easy Program

If you purchase a guaranteed minimum withdrawal benefit Rider with a Contract, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. Depending on the Rider you purchase, the Income Made Easy Program provides:

     - An income for the lifetime of the Covered Person(s) (available for Income Plus for Life, Income Plus for Life - Joint Life, Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up), beginning no earlier than the Lifetime Income Date; or

     -    An income for a specified period (available for Principal Returns).

Either way, the Income Made Easy Program allows you to select: (A) the annual guaranteed amount ("full allowable amount") under your Rider, which will automatically increase to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-up or an Additional Purchase Payment; (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option will reduce your ability to obtain Step-ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that would exceed the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you reenroll) if:

     -    you select option A, B or C; and

     - you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

     - may be subject to income tax and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% IRS penalty tax;

     -    reduce the death benefit and other optional benefits; and

     - cancel your eligibility to earn a Bonus under the provisions of your guaranteed minimum withdrawal benefit Rider during any Contract Year in which you receive a payment under the program.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see "Special Withdrawal Services-The Income Plan" in "V. Description of the Contract") if you enroll in the Income Made Easy Program.


Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments

If you choose to take withdrawals under one of our guaranteed minimum withdrawal benefit Riders, it is not the same as receiving annuity payments upon annuitization (as described in "Pay-out Period Provisions" in "V. Description of the Contract").

When you take withdrawals:

     -    you will have the flexibility to start and stop withdrawals;

     - you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);

     - you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;

     - you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See "VIII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders; and

     -    you reduce the Contract Value available for annuitization.

When you annuitize:

     - you will receive annuity payments that will be fixed in amount (or in the number of units paid for Variable Annuity payments);

     - your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);

     -    you will no longer have access to the Contract Value; and

     - your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See "VIII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

Additional Annuity Options

In addition to the traditional Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with a guaranteed minimum withdrawal benefit Rider. These additional Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These additional Annuity Options are designed so that you will receive annuity payments that are no less than the Lifetime Income Amount at the time of annuitization, but you could receive larger payments, depending on the your investment experience prior to annuitization. The Annuity Options available to you are described in detail in "V. Description of the Contract - Pay-out Period Provisions."

Tax Considerations

See "VIII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

INVESTMENT OPTIONS UNDER GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS

If you elect to purchase any of our Guaranteed Minimum Withdrawal Benefit Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.

If you purchase any of our guaranteed minimum withdrawal benefit Riders, you must invest 100% of your Contract Value at all times in one or more of the investment options we make available for these Riders. Under our current rules, you must invest either:


     (a) among the currently available individual Investment Options (see "Available Individual Investment Options" below); or

     (b) in a manner consistent with any one of the currently available Model Allocations (see "Available Model Allocations" below).

You may transfer between (a) and (b), or vice versa, on any date subject to our restrictions on frequent trading, provided you transfer 100% of your Contract Value. You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal (see "Accumulation Period Provisions - Withdrawals" on page 31). We will allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

YOU SHOULD CONSULT WITH YOUR REGISTERED REPRESENTATIVE TO ASSIST YOU IN DETERMINING WHICH AVAILABLE INDIVIDUAL INVESTMENT OPTION OR MODEL ALLOCATION IS BEST SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.


Available Individual Investment Options

If you purchase a Contract with any of our currently offered guaranteed minimum withdrawal benefit Riders, we restrict the individual Investment Options to which you may allocate your Contract Value. These Investment Options invest in the following Portfolios:

     -    American Asset Allocation Trust

     -    American Fundamental Holdings Trust

     -    American Global Diversification Trust


     -    Capital Appreciation Value Trust

     -    Core Allocation Plus Trust

     -    Disciplined Diversification Trust


     -    Franklin Templeton Founding Allocation Trust


     -    Index Allocation Trust


     -    Lifestyle Growth Trust (not available with Principal Returns)

     -    Lifestyle Balanced Trust

     -    Lifestyle Moderate Trust

     -    Lifestyle Conservative Trust

     -    Money Market Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from the Money Market or any available DCA Fixed Investment Option in connection with your selected Investment Options.

WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS IN YOUR VARIABLE INVESTMENT ACCOUNT AT ANY TIME. If we restrict an Investment Option, we will not allow transfers into the restricted Investment Option and you may not allocate Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUS FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN A CORRESPONDING VARIABLE INVESTMENT OPTION.

Available Model Allocations

You may allocate your entire Contract Value to any one of the available Model Allocations in the table shown below. You may also use our DCA program from any available DCA Fixed Investment Option in connection with your selected Model Allocation. If you select a Model Allocation, you authorize us to rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.


None of the Model Allocations is a fund-of-funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your registered representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.


WE RESERVE THE RIGHT TO RESTRICT THE AVAILABILITY OF MODEL ALLOCATIONS AT ANY TIME. If we restrict a Model Allocation and your Contract Value is allocated to that Model Allocation on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation as long as you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation. We will continue to rebalance your Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual Investment Options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.

The currently available Model Allocations are:

MODEL ALLOCATION NAME             MODEL ALLOCATION PERCENTAGE                 PORTFOLIO NAME
---------------------             ---------------------------   ------------------------------------------
American Global Diversification                50%              American Global Growth Trust
                                               20%              American Bond Trust
                                               15%              American Global Small Capitalization Trust
                                               10%              American High-Income Bond Trust
                                                5%              American New World Trust
Fundamental Holdings of America                35%              American Bond Trust
                                               25%              American Growth-Income Trust
                                               25%              American Growth Trust
                                               15%              American International Trust

A MODEL ALLOCATION MAY EXPERIENCE VOLATILITY IN ITS INVESTMENT PERFORMANCE OR LOSE MONEY, DEPENDING ON THE PERFORMANCE OF THE COMPONENT PORTFOLIOS REFERENCED ABOVE. YOUR INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE AND WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. FOR MORE INFORMATION REGARDING EACH PORTFOLIO THAT WE PERMIT YOU TO INVEST IN THROUGH A MODEL ALLOCATION, INCLUDING INFORMATION RELATING TO THAT PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN THAT PORTFOLIO, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PORTFOLIO'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH OF THE PORTFOLIOS, BY CONTACTING THE RESPECTIVE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.

INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES

Income Plus for Life (Quarterly Step-up Review) Series Definitions

Unless specified otherwise, the following definitions apply to both the Income Plus for Life (Quarterly Step-up Review) and Income Plus for Life - Joint Life (Quarterly Step-up Review) Riders:

AGE 59 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date:

     - the Covered Person attains age 59 under an Income Plus for Life (Quarterly Step-up Review) Rider: or

     - the younger Covered Person attains age 59 under an Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider.


AGE 65 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 65.

AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date:

     -    the Covered Person attains age 95 under Income Plus for Life; or

     -    the older Owner attains age 95 under Income Plus for Life - Joint
          Life.


ADJUSTED BENEFIT BASE: The Benefit Base that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary.

ADJUSTED PURCHASE PAYMENTS: The total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we deduct the entire amount of that withdrawal (including any withdrawal charges) on a "pro rata" basis from the total amount of Purchase Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.

ADJUSTED STEP-UP VALUE: We establish tentative Step-up values on each "Interim Review Date" during a Contract Year, adjusted to reflect any Excess Withdrawals and Additional Purchase Payments made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-up values (as adjusted above) for that Contract Year and select the highest "Adjusted Step-up Value." If the highest Adjusted Step-up Value is higher than your Benefit Base (including any Bonuses, if applicable) on the Anniversary Date, we will increase the Benefit Base to equal the highest Adjusted Step-up Value.


BENEFIT BASE means:

     -    a value we use to determine the Lifetime Income Amount.

     - The initial Benefit Base is equal to your initial Purchase Payment, up to the maximum Benefit Base.

     - If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value at the time of purchase.

     - We may reduce the Benefit Base to reflect withdrawals, and increase the Benefit Base to reflect "Step-ups," "Bonuses," a "Target Amount" adjustment and Additional Purchase Payments as provided in the Rider.

     -    The maximum Benefit Base is $5 million.


Any reduction or increase to the Benefit Base will result in a corresponding reduction or increase in the Lifetime Income Amount. We may reduce the Benefit Base to reflect withdrawals either on a dollar for dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Impact of Withdrawals" in this section for more information.

BONUS OR LIFETIME INCOME BONUS means an increase in the Benefit Base on each Contract Anniversary during one or more "Bonus Periods" if you take no withdrawals during the immediately preceding Contract Year. For these purposes, the initial Bonus Period coincides with the first 10 Contract Years while the Rider is in effect. Each time a Step-up occurs, we will extend the Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.

For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Bonus. The Bonus will be equal to:

     - 7% of total Purchase Payments to your Contract if we did not previously Step-up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise

     - 7% of the Benefit Base immediately after the latest Step-up (if greater than the amount used to calculate the previous Bonus) or reduction of the Benefit Base (if less than the amount used to calculate the previous Bonus), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or reduction. This means that a Bonus will not decrease after the latest Step-up and will not increase after the latest reduction.

For Contracts issued in New York, the Bonus will be equal to:

     - 6% of total Purchase Payments to your Contract, if we did not previously Step-up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise

     - 6% of the Benefit Base immediately after the latest Step-up (if greater than the amount used to calculate the previous Bonus) or reduction of the Benefit Base (if less than the amount used to calculate the previous Bonus), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or reduction. This means that a Bonus will not decrease after the latest Step-up and will not increase after the latest reduction.

     - During the Lifetime Income Bonus Period, if you take no withdrawals in a Contract Year that begins on or after you attain age 61, the Bonus rate on the following Contract Anniversary will be 7%.

Bonuses are credited on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. We will not apply any Lifetime Income Bonus, however, to the extent it would increase the Benefit Base to an amount in excess of the maximum Benefit Base of $5 million.

For additional details on how the Bonus is credited, please see Example 1a. in Appendix B: "Guaranteed Minimum Withdrawal Benefit Examples."


In certain marketing materials, the Bonus may be referred to as the "Deferral Credit."

BONUS PERIOD OR LIFETIME INCOME BONUS PERIOD means:

     -    Initially, the first 10 Contract Years;

     -    Each time a Step-up occurs, the Bonus Period extends to the lesser of:
          (a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.


COVERED PERSON means (for Income Plus for Life (Quarterly Step-up Review)):

     - The person whose life we use to determine the duration of the Lifetime Income Amount payments;

     - The oldest Owner at issue of the Rider or the oldest Annuitant in the case of a non-natural Owner.

COVERED PERSON means (for Income Plus for Life - Joint Life (Quarterly Step-up Review)):

     - One of the two persons whose lives we use to determine the duration of the Lifetime Income Amount payments.

     - We determine the Covered Persons at the time you elect the Rider. A spouse must qualify as a "spouse" under federal law.

     (For Income Plus for Life - Joint Life (Quarterly Step-up Review) Non-Qualified Contracts):

     -    both the spouses must be named as co-Owners of the Contract; or

     - if only one spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other spouse must be designated as the Beneficiary of the Contract.

     (For Income Plus for Life - Joint Life (Quarterly Step-up Review) Qualified Contracts):

     - one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and

     -    the Owner's spouse must be the designated Beneficiary.

A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider. (See page 32 for additional information on the impact of divorce.)

EXCESS WITHDRAWAL means:

     -    Any withdrawal you take before the Lifetime Income Date; and

     - Any withdrawal you take on and after the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

INTERIM REVIEW DATE: Each of the quarterly dates on which we compare the Rider's Benefit Base to the Contract Value during a Contract Year, up to and including the Age 95 Anniversary while the Rider is in effect.

LIFETIME INCOME AMOUNT means the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later), as long as:

     - (for Income Plus for Life (Quarterly Step-up Review)) the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.

     - (for Income Plus for Life - Joint Life (Quarterly Step-up Review)) at least one Covered Person remains alive and qualified as a Covered Person, subject to the terms and conditions of the Rider.

The Lifetime Income Amount differs between an Income Plus for Life (Quarterly Step-up Review) and an Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider. That's because we determine the Lifetime Income Amount as a percentage of the Benefit Base, and the percentage differs between an Income Plus for Life (Quarterly Step-up Review) Rider (5.0%) and an Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider (4.75%). Please read "Calculation of Lifetime Income Amount" for more information. The maximum Lifetime Income Amount is $250,000 for an Income Plus for Life (Quarterly Step-up Review) Rider and $237,500 for an Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider. We calculate a lower Lifetime Income Amount under the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.

We may reduce the Lifetime Income Amount to reflect withdrawals, and we may increase the Lifetime Income Amount to reflect Step-ups, Bonuses, a Target Amount adjustment and Additional Purchase Payments as provided in the Rider.


Any reduction or increase in the Benefit Base will result in a corresponding reduction or increase in the Lifetime Income Amount.

LIFETIME INCOME DATE means the date on which we determine the Life Income Amount. This will be the date you purchase the Rider if:


     -    (for Income Plus for Life(Quarterly Step-up Review)) you are age
          58 1/2 or older at the time (age 61 or older for Riders issued in New
          York); otherwise, the Lifetime Income Date in most cases is the Anniversary Date on, or immediately following, the date you attain age 58 1/2 (age 61 in NY).

     - (for Income Plus for Life - Joint Life(Quarterly Step-up Review)) both you and your spouse are age 58 1/2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Anniversary Date on, or immediately following, the date the younger spouse would attain age
          58 1/2. (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)


STEP-UP means an increase in the Benefit Base and Lifetime Income Amount on certain Contract Anniversary dates when your Contract Value exceeds the previous Benefit Base.

STEP-UP DATE means the date on which we determine whether a Step-up could occur.


Income Plus for Life (Quarterly Step-up Review)

The Income Plus for Life (Quarterly Step-up Review) Rider provides a guaranteed minimum withdrawal benefit, called the "Lifetime Income Amount" during the Accumulation Period. The Lifetime Income Date depends on the age of the Covered Person(s) when you purchase an Income Plus for Life (Quarterly Step-up Review) Series Rider. If you purchase an Income Plus for Life (Quarterly Step-up Review) Rider when the Covered Person is age 58 1/2 (age 61 if issued in New York) or older, the Lifetime Income Date will be the Rider's effective date. We calculate the Lifetime Income Amount on the Lifetime Income Date. If the Lifetime Income Date coincides with an Income Plus for Life (Quarterly Step-up Review) Rider's effective date, the initial Lifetime Income Amount equals 5% of the initial Purchase Payment for your Contract, assuming you purchase the Rider when you purchase your Contract. (We do not count Purchase Payment amounts over $5 million for this purpose.) Otherwise, we will calculate an initial Lifetime Income Amount on the Lifetime Income Date to equal 5% of the Benefit Base in effect at that time. If you subsequently limit your annual withdrawals to the Lifetime Income Amount, Income Plus for Life (Quarterly Step-up Review) guarantees that we will make the Lifetime Income Amount benefit available to you, as long as the Covered Person is alive and an Owner, Beneficiary or Annuitant under the Contract, even if your Contract Value reduces to zero. We may reduce the Lifetime Income Amount if you take withdrawals in excess of the Lifetime Income Amount. We also reduce the Benefit Base if you take any withdrawals before the Lifetime Income Date. If you defer taking withdrawals, we may increase the Lifetime Income Amount to reflect one or more

"Lifetime Income Bonuses" and a "Target Amount" adjustment (see "Target Amount" on page 57). We also may increase the Lifetime Income Amount if you make Additional Purchase Payments, or if we Step-up the Benefit Base to reflect investment performance.

The version of the Income Plus for Life (Quarterly Step-up Review) Rider issued in the state of New York (the "NY Income Plus for Life (Quarterly Step-up Review) Rider") includes differences in the following features of the Income Plus for Life (Quarterly Step-up Review) Rider available outside of New York:

     -    Lifetime Income Date;

     -    Lifetime Income Bonuses; and

     -    Rider Fees.

We describe the NY Income Plus for Life (Quarterly Step-up Review) Rider differences in the discussions of these Income Plus for Life (Quarterly Step-up Review) features. We also provide examples to illustrate hypothetical results of Contracts with a NY Income Plus for Life (Quarterly Step-up Review) Rider. In all other respects, the NY Income Plus for Life (Quarterly Step-up Review) Rider is the same as the Income Plus for Life (Quarterly Step-up Review) Rider.

IMPACT OF WITHDRAWALS. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program. Please read "Life Expectancy Distribution Program" for additional information on withdrawals under that program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus for Life (Quarterly Step-up Review) Rider that names you as the Covered Person when you are 45. (Since you are under age 58 1/2, or 61 in New York, at time of purchase, the Lifetime Income Date will not coincide with the Rider's effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.

In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 times 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 minus $5,625, or $84,375.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider. (See "Settlement Phase" in this section, below.)

Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VIII. Federal Tax Matters").

After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount (inclusive of any withdrawal charges) each Contract Year without affecting the Benefit Base. If your total Withdrawal Amounts during a Contract Year exceed the Lifetime Income Amount, however, we will reduce the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

After we reduce the Benefit Base, we will reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE: Assume that you purchase a Contract with an Income Plus for Life (Quarterly Step-up Review) Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).

EXCESS WITHDRAWALS, WITH LIMITED EXCEPTIONS, LOWER YOUR LIFETIME INCOME AMOUNT. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) THE REDUCTION COULD BE SIGNIFICANTLY MORE THAN THE AMOUNT OF THE EXCESS WITHDRAWAL.

In certain circumstances, we will not reduce the Benefit Base and/or the Lifetime Income Amount, even where a Withdrawal Amount would exceed the Lifetime Income Amount for a Contract Year. These circumstances involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" in this section below).


We do not reduce your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount. Any applicable withdrawal charges cannot cause a withdrawal to exceed the Lifetime Income Amount.


The Income Plus for Life (Quarterly Step-up Review) Rider enters a "Settlement Phase" in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year (see "Settlement Phase" in this section, below). In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase," in this section, below). The Income Plus for Life (Quarterly Step-up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

We reduce your Contract Value and your death benefit (see "Death Benefit During Accumulation Period" on page 32) each time you take a withdrawal.

INCREASES IN THE BENEFIT BASE. We will increase the Benefit Base:

     - by any applicable Bonus if you take no withdrawals during certain Contract Years;

     -    by any applicable Step-up to reflect certain increases in Contract
          Value;

     - to an established Target Amount on the later of: (a) the Contract Anniversary on or next following the date the Covered Person attains age 69; and (b) the Contract Anniversary at the end of 10 Contract Years; and

     - to reflect certain Additional Purchase Payments (see "Purchase Payments" on page 27).


Bonuses, when applied, will increase the Benefit Base and the Lifetime Income Amount.


LIFETIME INCOME BONUSES. We will increase the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Bonus Periods" if you take no withdrawals during the previous Contract Year. For these purposes, the initial Lifetime Income Bonus Period coincides with the first 10 Contract Years while the Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.

For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:

     - 7% of total Purchase Payments to your Contract if we did not previously Step-up the Benefit Base and/or the Lifetime Income Amount; otherwise

     - 7% of the Benefit Base immediately after the latest Step-up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or reduction. This means that a Bonus will not decrease after the latest Step-up and will not increase after the latest reduction.

For Contracts issued in New York, the Bonus will be equal to:

     - 6% of total Purchase Payments to your Contract, if we did not previously Step-up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise

     - 6% of the Benefit Base immediately after the latest Step-up (if greater than the amount used to calculate the previous Bonus) or reduction of the Benefit Base (if less than the amount used to calculate the previous Bonus), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or reduction. This means that a Bonus will not decrease after the latest Step-up and will not increase after the latest reduction.

     - During the Lifetime Income Bonus Period, if you take no withdrawals in a Contract Year that begins on or after you attain age 61, the Bonus rate on the following Contract Anniversary will be 7%.

Bonuses are credited on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. We will not apply any Lifetime Income Bonus, however, to the extent it would increase the Benefit Base to an amount in excess of the maximum Benefit Base of $5 million.

For additional details on how the Bonus is credited, please see Example 1a. in Appendix B: "Guaranteed Minimum Withdrawal Benefit Examples."

In certain marketing materials, the Bonus may be referred to as the "Deferral Credit."

STEP-UPS. We schedule "Step-up Dates" under each of the Income Plus for Life (Quarterly Step-up Review) Series Riders to compare Contract Value to certain guaranteed amounts under the Rider. Step-up Dates occur only when the Rider is in effect. We schedule Step-up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-up Date, we compare the Benefit Base (including any applicable Bonus) to:

     -    the Contract Value on that date; and

     - the "Adjusted Step-up Value" for each "Interim Review Date" during the immediately preceding Contract Year.

If the Contract Value or any such "Adjusted Step-up Value" (defined in the following section) on any Step-up Date is greater than the Benefit Base (including any Bonus) on that date, we will automatically Step-up the Benefit Base to equal the greater of:

     -    the Contract Value on the Anniversary Date; or

     - the highest "Adjusted Step-up Value" for any "Interim Review Date," during the immediately preceding Contract Year.

In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-up Date (after the Lifetime Income
Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal 5% of the new Benefit Base value after the Step-up.

INTERIM REVIEW DATES AND ADJUSTED STEP-UP VALUES. Under each of our Income Plus for Life (Quarterly Step-up Review) Series Riders, we compare the Rider's Benefit Base to the Contract Value on a quarterly basis during each Contract Year, up to and including the Age 95 Anniversary while the Rider is in effect. We call each of these dates an "Interim Review Date."

If the Benefit Base is less than the Contract Value on any Interim Review Date, we establish a tentative Step-up value for that date. We reduce each tentative Step-up value on a pro rata basis to reflect any Excess Withdrawals you may have taken from the Interim Review Date to the end of that Contract Year. We increase each tentative Step-up value by any Additional Purchase Payments (and reduce by any withdrawals) you may have made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-up values, as adjusted to reflect Excess Withdrawals and Additional Purchase Payments ("Adjusted Step-up Value"), for that Contract Year and select the highest Adjusted Step-up Value. If the highest Adjusted Step-up Value is higher than your Benefit Base (including any Bonuses, if applicable) on the Anniversary Date, we will increase the Benefit Base to equal the highest Adjusted Step-up Value.

EXAMPLE: Assume your Benefit Base at the beginning of Contract Year 2 is $100,000 and you make no Additional Purchase Payments during that year. Also assume the highest Adjusted Step-up Value on an Interim Review Date is at the end of 6 months, when your Contract Value is $110,000. Finally, assume that you take no withdrawals during Contract Year 2 and your Contract Value at the end of the year is $105,000.

Under these assumptions, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. If you purchased an Income Plus for Life (Quarterly Step-up Review) Rider, we would also increase your annual Lifetime Income Amount from $5,000 (5% of $100,000) to $5,500 (5% of $110,000). Your Contract Value would be $105,000 at the end of Contract Year 2.

IMPACT OF STEP-UPS ON RIDER FEES. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We also reserve the right to increase the rates of the Income Plus for Life (Quarterly Step-up Review) Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up (see "Rider Fees" on page 47). If you decline the Step-up, the fee rate will not be increased.

IMPACT OF STEP-UPS ON LIFETIME INCOME BONUS. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the effective date of the Step-up Date or the Age 95 Contract Anniversary.

DECLINATION OF STEP-UPS. If you decline an automatic Step-up, you will have the option to elect to Step-up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Benefit Base, we will thereafter resume automatic Step-ups.

TARGET AMOUNT. We will reduce the "Target Amount" if you take any withdrawals under your Contract from the effective date of the Income Plus for Life (Quarterly Step-up Review) Rider until the applicable "Target Date." We will increase the "Target Amount" to reflect Additional Purchase Payments during that period and, in some cases, we will also increase the "Target Amount" to reflect favorable investment performance.

For these purposes, the "Target Date" is the later of:

     - the 10th Contract Anniversary after the effective date of the Income Plus for Life (Quarterly Step-up Review) Rider; or

     - the Contract Anniversary on or next following the date the Covered Person attains age 69.

 The "Target Amount" is the greater of:

     - 200% of all "Adjusted Purchase Payments" made in the first Contract Year after you purchase the Rider plus 100% of all subsequent "Adjusted Purchase Payments" you make until the Target Date (subject to our Purchase Payment limits); or

     -    the highest "Target Value."


In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million.


"Adjusted Purchase Payments," for these purposes, means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a "pro rata" basis from the total amount of Purchase Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.

We calculate a "Target Value" for each Contract Year up to the Age 59 Contract Anniversary. "Target Value," for these purposes, means 200% of your Contract Value as of any Interim Review Date (up to the Age 59 Contract Anniversary), plus 100% of Purchase Payments you may have made since that Contract Anniversary, minus a pro rata reduction for any Withdrawal Amounts you may have taken since that Contract Anniversary. We do not calculate a Target Value for any Contract Year following the Age 59 Contract Anniversary.

On the applicable Target Date, we will adjust the Benefit Base to equal the greater of:

     - the current Benefit Base, as increased by any Lifetime Income Bonus or Step-up for the Contract Year ending on the Target Date; or

     -    the Target Amount.

EXAMPLE: Assume a Contract (single life or joint life) is purchased at age 55 with an initial Purchase Payment of $100,000, there is an Additional Purchase Payment of $25,000 in the second Contract Year, and the highest Contract Value on any Interim Review Date prior to the Age 59 Contract Anniversary is $140,000 in the 4th Contract Year. The Target Amount is the greater of:

     -    (200% x $100,000) + (100% x $25,000) = $225,000; or

     -    200% x $140,000 = $280,000.

The Target Amount adjustment can provide higher lifetime income than you would otherwise achieve under this Rider. The Target Amount adjustment provides its greatest benefit if you wait until the Target Date to take your first withdrawal. If you take a withdrawal prior to the Target Date, we will reduce the Target Amount and it will not be of as much value to you. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity before the Target Date, you should only purchase based on the value of the other features provided under this Rider.

LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy." For purposes of Income Plus for Life (Quarterly Step-up Review), withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:


     - pursuant to Code Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the Owner (we sometimes refer to these as "Pre-59 1/2 Distributions"); or

     - pursuant to Code Section 72(s)(2) upon the request of the Beneficiary (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or

     - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A, as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.


We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Non-Qualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with your tax advisor prior to electing Income Plus for Life (Quarterly Step-up Review).

Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. In addition, if you purchased the Rider before the Covered Person attains age 58 1/2 (age 61 for NY Income Plus for Life (Quarterly Step-up Review) Riders) and you take the withdrawal before the Lifetime Income Date, we will reduce your Benefit Base by the amount of the withdrawal. On or after the Lifetime Income Date, we will not, however, Reset your Benefit Base or Lifetime Income Amount if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.


We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. We will make distributions as part of the Contract's "Settlement Phase," however, if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time. We designed our Life Expectancy Distribution Program to provide minimum lifetime distributions as described or as required under certain sections of the Code.


SETTLEMENT PHASE. The Settlement Phase is when we will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. We automatically make settlement payments during Income Plus for Life (Quarterly Step-up Review)'s "Settlement Phase." The Settlement Phase begins if the Contract Value reduces to zero at any time during a Contract Year, there were no Excess Withdrawals during that Contract Year and the Benefit Base is still greater than zero at the time. In the event of an Excess Withdrawal, the Income Plus for Life (Quarterly Step-up Review) Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal.

During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments, credit additional Bonus amounts, make any Step-ups or deduct any charge for the Income Plus for Life (Quarterly Step-up Review) benefit during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.


At the beginning of the Settlement Phase, we will automatically begin paying an annual settlement amount to you. The settlement payment amount varies:

     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.


     - If you purchased the Income Plus for Life (Quarterly Step-up Review) Rider before the Covered Person attained age 58 1/2 (age 61 for NY Income Plus for Life (Quarterly Step-up Review) Rider), and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).


     - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Income Plus for Life (Quarterly Step-up Review) will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



IF THE DECEASED             THEN
OWNER IS:                   INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW):
-------------------------   ----------------------------------------------------
1.   Not the Covered        -   may continue if the Beneficiary elects to
     Person and the             continue the Contract within the time we permit
     Beneficiary is the         under our administrative rules. We will
     deceased Owner's           automatically increase the Benefit Base to equal
     spouse                     the initial death benefit we determine, if the
                                death benefit is greater than the Benefit Base
                                prior to our determination. We will also
                                recalculate the Lifetime Income Amount to equal
                                5% of the recalculated Benefit Base and will
                                assess the Rider Fee based on the recalculated
                                Benefit Base.

                            - enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

                            - continues to be eligible for any remaining Bonus amounts and Step-ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-ups if we increase the rate of the Income Plus for Life (Quarterly Step-up
                                Review) fee at that time.

2.   Not the Covered        -   may continue in the same manner as 1.
     Person and the
     Beneficiary is not     -   enters its Settlement Phase if a subsequent
     the deceased Owner's       withdrawal would deplete the Contract Value to
     spouse                     zero, and the remaining Lifetime Income Amount
                                for the year of withdrawal is still greater than
                                zero.

                            - does not continue to be eligible for any Bonus amounts and Step-ups, or a Target Amount adjustment. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus for Life
                                (Quarterly Step-up Review) fee at that time.

3.   The Covered Person     -   ends without any further benefit.
     and the Beneficiary
     is the deceased
     Owner's spouse

4.   The Covered Person     -   ends without any further benefit.
     and the Beneficiary
     is not the deceased
     Owner's spouse



If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus for Life (Quarterly Step-up Review) continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus for Life (Quarterly Step-up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

TERMINATION. You may not terminate the Income Plus for Life (Quarterly Step-up Review) Rider once it is in effect. However, the Income Plus for Life (Quarterly Step-up Review) Rider will terminate automatically upon the earliest of:


     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

     -    the date an Annuity Option begins;

     -    the date the Contract Value and the Benefit Base both equal zero;

     -    the death of the Covered Person;


     - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any exchange program that we may make available; or


     -    termination of the Contract.

You should consult with your financial professional to assist you in determining whether an Income Plus for Life (Quarterly Step-up Review) Rider is suited for your financial needs and investment risk tolerance. The addition of the Rider to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and the Covered Person must reach the Lifetime Income Date and remain living for you to receive certain benefits. Furthermore, Income Plus for Life limits the Investment Options otherwise available under the Contract, requires you to defer taking withdrawals to receive certain benefits, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under certain Annuity Options described in the Prospectus. You should carefully consider each of these factors before deciding if Income Plus for Life is suitable for your needs, especially at older ages.

EXAMPLES. Please refer to Appendix B for hypothetical examples that illustrate the benefits under Income Plus for Life (Quarterly Step-up Review).

Income Plus for Life - Joint Life (Quarterly Step-up Review)

Three main differences between Income Plus for Life - Joint Life (Quarterly Step-up Review) and Income Plus for Life (Quarterly Step-up Review) are:

     - Income Plus for Life - Joint Life (Quarterly Step-up Review) offers a Lifetime Income Amount of 4.75%, where Income Plus for Life (Quarterly Step-up Review) offers a Lifetime Income Amount of 5%;

     - Income Plus for Life - Joint Life (Quarterly Step-up Review) guarantees withdrawals for the life of two Covered Persons (spouses), commencing on the Anniversary after the younger spouse attains age
          58 1/2, where Income Plus for Life (Quarterly Step-up Review) guarantees withdrawals for the life of one Covered Person, commencing on the Anniversary after that person attains age 58 1/2;

     - The age requirement for the Target Amount adjustment (in addition to the ten-year wait requirement) for Income Plus for Life - Joint Life (Quarterly Step-up Review) is based on the Anniversary after the youngest spouse attains age 69, where the Target Amount adjustment age requirement (also in addition to the ten-year wait requirement) for Income Plus for Life (Quarterly Step-up Review) is based on the Anniversary after the single Covered Person attains age 69.

The Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider provides a guaranteed minimum withdrawal benefit, called the "Lifetime Income Amount" during the Accumulation Period. The Lifetime Income Date depends on the age of the Covered Persons when you purchase the Rider. If both you and your spouse are age 58 1/2 or older when you purchase the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider, the Lifetime Income Date will be the Rider's effective date. We calculate the Lifetime Income Amount on the Lifetime Income Date. If the Lifetime Income Date coincides with the Rider's effective date, assuming you purchase the Rider when you purchase your Contract, the initial Lifetime Income Amount equals 4.75% of the initial Purchase Payment for your Contract on the Rider's effective date. (We do not count Purchase Payment amounts over $5 million for this purpose.) Otherwise, we will calculate an initial Lifetime Income Amount on the Lifetime Income Date to equal 4.75% of the Benefit Base in effect at that time. If you subsequently limit your annual withdrawals to the Lifetime Income Amount, Income Plus for Life - Joint Life (Quarterly Step-up Review) guarantees that we will make the Lifetime Income Amount benefit available to you, as long as either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract, even if your Contract Value reduces to zero. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant. Because we provide our guarantee over the lifetime of two Covered Persons under the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider, we calculate a lower Lifetime Income Amount than we do under the Income Plus for Life (Quarterly Step-up Review) Rider.

If you defer taking withdrawals, we may increase the Lifetime Income Amount to reflect one or more "Lifetime Income Bonuses." We also may increase the Lifetime Income Amount if you make Additional Purchase Payments, or if we Step-up the Benefit Base to reflect current Contract Value, or through a "Target Amount" adjustment (see "Target Amount" on page 63).

IMPACT OF WITHDRAWALS. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program. Please read "Life Expectancy Distribution Program" for additional information on withdrawals under that program.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals in excess of 4.75% of the Benefit Base, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider. (See "Settlement Phase" in this section below.)

Note: Withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VIII. Federal Tax Matters").

After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount (inclusive of any withdrawal charges) each Contract Year without affecting the Benefit Base. If your total Withdrawal Amounts during a Contract Year exceed the Lifetime Income Amount, however, we will reduce the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal, (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

After we reduce the Benefit Base, we will reduce the Lifetime Income Amount to equal 4.75% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE: Assume that you purchase a Contract outside of New York with an Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider when you and your spouse, the Covered Persons under the Rider, are both older than 58 1/2. (Since you are both over age 58 1/2 at the time of purchase, your initial Benefit Base equals your initial Purchase Payment for the Contract, and your initial Lifetime Income Amount is 4.75% of the Benefit Base). Now assume that in the eighth Contract Year:

          -    the Contract Value is $80,000,

          -    the Benefit Base is $100,000,

          -    the Lifetime Income Amount is $4,750,

          -    you take a single $5,000 withdrawal of Contract Value, and

          -    there are no withdrawal charges under your Contract.

Your withdrawal is an Excess Withdrawal because it is in excess of 4.75% of the Benefit Base (i.e., $4,750). Since you have incurred an Excess Withdrawal, we will reduce your Benefit Base. In this case, your Contract Value is reduced by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($100,000 times 0.0625, or $6,250). The Benefit Base after the Excess Withdrawal would be $100,000 minus $6,250, or $93,750. The Lifetime Income Amount after the Excess Withdrawal would be 4.75% of $93,750, or $4,453.

EXCESS WITHDRAWALS, WITH LIMITED EXCEPTIONS, LOWER YOUR LIFETIME INCOME AMOUNT. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) THE REDUCTION COULD BE SIGNIFICANTLY MORE THAN THE AMOUNT OF THE EXCESS WITHDRAWAL.

In certain circumstances, we will not reduce the Benefit Base and/or the Lifetime Income Amount, even where a Withdrawal Amount would exceed the Lifetime Income Amount for a Contract Year. These circumstances involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" in this section, below).


We do not reduce your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount.


The Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider enters a "Settlement Phase" in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year (see "Settlement Phase" in this section, below). In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus for Life - Joint Life (Quarterly Step-up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.


We may reduce Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.


We reduce your Contract Value and your death benefit (see "Death Benefit During Accumulation Period" on page 32) each time you take a withdrawal.

INCREASES IN THE BENEFIT BASE. We will increase the Benefit Base:

     - by any applicable Bonus if you take no withdrawals during certain Contract Years;

     -    by any applicable Step-up to reflect certain increases in Contract
          Value;


     - to an established "Target Amount" on the later of: (a) the Contract Anniversary on or next following the date the younger Covered Person attains age 69; and (b) the Contract Anniversary at the end of 10 Contract Years; and

     - to reflect certain Additional Purchase Payments (see "Purchase Payments" on page 27).


Bonuses, when applied, will increase the Benefit Base and the Lifetime Income Amount.


LIFETIME INCOME BONUSES. We will increase the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Periods" if you take no withdrawals during the previous Contract Year. For these purposes, the initial Lifetime Income Period coincides with the first 10 Contract Years while the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up or the Age 95 Contract Anniversary.


Each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:

     - 7% of total Purchase Payments to your Contract if we did not previously Step-up the Benefit Base and/or the Lifetime Income Amount; otherwise


     - 7% of the Benefit Base immediately after the latest Step-up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or reduction.


We will not apply any Lifetime Income Bonus, however, to the extent it would increase the Benefit Base to an amount in excess of the maximum Benefit Base of $5 million.


STEP-UPS. We schedule "Step-up Dates" under each of the Income Plus for Life (Quarterly Step-up Review) Series Riders to compare Contract Value to certain guaranteed amounts under the Rider. Step-up Dates occur only when the Rider is in effect. We schedule Step-up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-up Date, we compare the Benefit Base (including any applicable Bonus) to:

     -    the Contract Value on that date; and

     - the "Adjusted Step-up Value" for each "Interim Review Date" during the immediately preceding Contract Year.

If the Contract Value or any such "Adjusted Step-up Value" (defined in the following section) on any Step-up Date is greater than the Benefit Base (including any Bonus) on that date, we will automatically Step-up the Benefit Base to equal the greater of:

     -    the Contract Value on the Anniversary Date; or

     - the highest "Adjusted Step-up Value" for any "Interim Review Date," during the immediately preceding Contract Year.

In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-up Date (after the Lifetime Income
Date), we will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees" on page 47). The new Lifetime Income Amount will equal 4.75% of the new Benefit Base value after the Step-up.

INTERIM REVIEW DATES AND ADJUSTED STEP-UP VALUES. Under each of our Income Plus for Life (Quarterly Step-up Review) Series Riders, we compare the Rider's Benefit Base to the Contract Value on a quarterly basis during each Contract Year, up to and including the Age 95 Anniversary while the Rider is in effect. We call each of these dates an "Interim Review Date."

If the Benefit Base is less than the Contract Value on any Interim Review Date, we establish a tentative Step-up value for that date. We reduce each tentative Step-up value on a pro rata basis to reflect any Excess Withdrawals you may have taken from the Interim Review Date to the end of that Contract Year. We increase each tentative Step-up value by any Additional Purchase Payments (and reduce by any withdrawals) you may have made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-up values, as adjusted to reflect Excess Withdrawals and Additional Purchase Payments ("Adjusted Step-up Value"), for that Contract Year and select the highest Adjusted Step-up Value. If the highest Adjusted Step-up Value is higher than your Benefit Base (including any Bonuses, if applicable) on the Anniversary Date, we will increase the Benefit Base to equal the highest Adjusted Step-up Value.

EXAMPLE: Assume your Benefit Base at the beginning of Contract Year 2 is $100,000 and you make no Additional Purchase Payments during that year. Also assume the highest Adjusted Step-up Value on an Interim Review Date is at the end of 6 months, when your Contract Value is $110,000. Finally, assume that you take no withdrawals during Contract Year 2 and your Contract Value at the end of the year is $105,000.

Under these assumptions, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. If you purchased an Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider, we would also increase your annual Lifetime Income Amount from $4,750 (4.75% of $100,000) to $5,225 (4.75% of $110,000). Your Contract Value would be $105,000 at the end of Contract Year 2.

IMPACT OF STEP-UPS ON RIDER FEES. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We also reserve the right to increase the rates of the Income Plus for Life (Quarterly Step-up Review) Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up (see "Rider Fees" on page 47). If you decline the Step-up, the fee rate will not be increased.

IMPACT OF STEP-UPS ON LIFETIME INCOME BONUS. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.

DECLINATION OF STEP-UPS. If you decline an automatic Step-up, you will have the option to elect to Step-up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Benefit Base, we will thereafter resume automatic Step-ups.

TARGET AMOUNT. We will reduce the "Target Amount" if you take withdrawals under your Contract from the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider's effective date until the applicable Target Date. We will increase the "Target Amount" to reflect Additional Purchase Payments during that period and, in some cases, we will also increase the "Target Amount" to reflect favorable investment performance.

For these purposes, the "Target Date" is the later of:

     - the 10th Contract Anniversary after the effective date of the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider; or

     - the Contract Anniversary on or next following the date the younger spouse would have attained age 69.

The "Target Amount" is the greater of:

     - 200% of all "Adjusted Purchase Payments" made in the first Contract Year after you purchase the Rider plus 100% of all subsequent "Adjusted Purchase Payments" you make until the Target Date (subject to our Purchase Payment limits); or

     -    the highest "Target Value."

In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million.

"Adjusted Purchase Payments," for these purposes, means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a "pro rata" basis from the total amount of Purchase Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.

We calculate a "Target Value" for each Contract Year up to the Age 59 Contract Anniversary. "Target Value," for these purposes, means 200% of your Contract Value as of any Interim Review Date (up to the Age 59 Contract Anniversary), plus 100% of Purchase Payments you may have made since that Contract Anniversary, minus a pro rata reduction for any Withdrawal Amounts you may have taken since that Contract Anniversary. We do not calculate a Target Value for any Contract Year following the Age 59 Contract Anniversary.

On the applicable Target Date, we will adjust the Benefit Base to equal the greater of:

     - the current Benefit Base, as increased by any Lifetime Income Bonus or Step-up for the Contract Year ending on the Target Date; or

     -    the Target Amount.

The Target Amount adjustment can provide higher lifetime income than you would otherwise achieve under this Rider. The Target Amount adjustment provides its greatest benefit if you wait until the Target Date to take your first withdrawal. If you take a withdrawal prior to the Target Date, we will reduce the Target Amount and it will not be of as much value to you. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity before the Target Date, you should only purchase based on the value of the other features provided under this Rider.

LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received by us at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse) as described in "Income Plus for Life (Quarterly Step-up Review)-Life Expectancy Distribution Program," above. Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

SETTLEMENT PHASE. The Settlement Phase is when we will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. Income Plus for Life - Joint Life (Quarterly Step-up Review) will enter its Settlement Phase as described in "Income Plus for Life (Quarterly Step-up Review)-Settlement Phase," above, if the Contract Value reduces to zero during a Contract Year, you have taken no Excess Withdrawals during that Contract Year and the Benefit Base is still greater than zero at the time. In the event of an Excess Withdrawal, the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal.

During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments, credit additional Bonus amounts, make any Step-ups or deduct any charge for the Income Plus for Life - Joint Life (Quarterly Step-up Review) benefit during the Settlement Phase.


At the beginning of the Settlement Phase, we will automatically begin paying an annual settlement amount to you. The settlement payment amount varies:

     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as either Covered Person is living.


     - If you purchased the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider before the younger Covered Person attained age 58 1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as either Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 4.75% of the Benefit Base at the Lifetime Income Date).


     - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.


IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Income Plus for Life - Joint Life (Quarterly Step-up Review) will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply.

If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased "Owner" and a tax qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an "Owner" if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider fee (see "Fee for Income Plus for Life (Quarterly Step-up Review) Series Riders" on page 47). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an "Owner" if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups.


If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.


Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:


     - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

     - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.


Death Benefits during the Settlement Phase. If death occurs during an Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

TERMINATION. The Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider terminates in accordance with the "Income Plus for Life (Quarterly Step-up Review) -Termination" section, above.

You should consult with your registered representative to assist you in determining whether the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider is suited for your financial needs and investment risk tolerance. The addition of the Rider to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and at least one of the Covered Persons must reach the Lifetime Income Date and remain living for you to receive certain benefits. Furthermore this Rider limits the investment options otherwise available under the Contract, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described in the Prospectus. You should carefully consider each of these factors before purchasing an Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider.

EXAMPLES. Please refer to Appendix B for hypothetical examples that illustrate the benefits under the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider.


PRINCIPAL PLUS FOR LIFE SERIES

Principal Plus for Life Series Definitions

The following definitions apply to both the Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Riders:

AGE 65 CONTRACT ANNIVERSARY MEANS THE CONTRACT ANNIVERSARY ON, OR NEXT FOLLOWING, THE DATE THE OLDER OWNER ATTAINS age 65.

AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the Covered Person attains age 95.

BONUS means an increase in the Guaranteed Withdrawal Balance at the end of each Contract Year during the Rider's Bonus Period if you take no withdrawals during that Contract Year. For these purposes, the initial Bonus Period is the first 10 Contract Years. In certain marketing materials, the Bonus may be referred to as the "Deferral Credit."

BONUS PERIOD means, for the initial Bonus Period, the first 10 Contract Years. Each time a Step-up occurs, we will extend the Bonus Period to the lesser of:
(a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.

COVERED PERSON means:

     - The person whose life we use to determine the duration of the Lifetime Income Amount payments;

     - The oldest Owner at issue of the Rider or the oldest Annuitant in the case of a non-natural Owner.

A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above.

EXCESS WITHDRAWAL means any withdrawal you take that causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount, or causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount.


GUARANTEED WITHDRAWAL AMOUNT means:

     - The amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period until the Guaranteed Withdrawal Balance is depleted.

     - The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance.

     -    The maximum Guaranteed Withdrawal Amount at any time is $250,000.


GUARANTEED WITHDRAWAL BALANCE means:

     - The total amount we guarantee to be available for future periodic withdrawals during the Accumulation Period.

     - The initial Guaranteed Withdrawal Balance is equal to your initial Purchase Payment, up to the maximum Guaranteed Withdrawal Balance.

     - We adjust the Guaranteed Withdrawal Balance to reflect withdrawals, "Step-ups," "Bonuses" and Additional Purchase Payments as provided in the Rider.

     -    The maximum Guaranteed Withdrawal Balance at any time is $5 million.

LIFETIME INCOME AMOUNT means the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later), as long as the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.

We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Step-ups, Bonuses and Additional Purchase Payments as provided in the Rider.


LIFETIME INCOME DATE means the date on which we determine the Life Income Amount. This will be the date you purchase the Rider if you are age 58 1/2
(59 1/2 in New York) or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 58 1/2 (59 1/2 in New York).


RESET means a reduction of the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or the Lifetime Income Amount if your annual withdrawals of Contract Value exceed the Guaranteed Withdrawal Amount or Lifetime Income Amount.

STEP-UP means an increase in the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or Lifetime Income Amount on certain Contract Anniversary dates to reflect market performance that exceeds previously calculated benefits.

STEP-UP DATE means the date on which we determine whether a Step-up could occur.

Principal Plus for Life

The optional Principal Plus for Life Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, this Rider guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchase the Rider. The initial Guaranteed Withdrawal Amount equals 5% of your initial Purchase Payment for the Contract. (We do not count Purchase Payment amounts over $5 million for this purpose.) You can withdraw the Guaranteed Withdrawal Amount each year until the Guaranteed Withdrawal Balance is depleted to zero.

In addition, we designed the Principal Plus for Life Rider to permit you to withdraw a minimum annual amount, called the Lifetime Income Amount, starting on a Lifetime Income Date. If you limit your annual withdrawals to the Lifetime Income Amount, we will make this benefit available as long as the Covered Person is alive and an Owner, Beneficiary or Annuitant under the Contract, even after you have recovered your investments in the Contract and even if your Contract Value reduces to zero.

IMPACT OF WITHDRAWALS. We decrease the Guaranteed Withdrawal Balance each time you take a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Guaranteed Withdrawal Balance by the amount of the withdrawals. If a withdrawal causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically Reset the Guaranteed Withdrawal Balance to equal the lesser of:

     -    the Contract Value immediately after the withdrawal; or

     - the Guaranteed Withdrawal Balance immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we Reset the Guaranteed Withdrawal Balance, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance value. After the Lifetime Income Date, we also will recalculate the Lifetime Income Amount if a withdrawal causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount will equal the lesser of (a) the Lifetime Income Amount prior to the withdrawal or (b) 5% of the greater of the Contract Value immediately after the withdrawal or the new Guaranteed Withdrawal Balance value.

In certain circumstances, however, we will not Reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and/or the Lifetime Income Amount, even where a withdrawal would exceed the Guaranteed Withdrawal Amount and/or Lifetime Income Amount for a Contract Year. These involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" below).

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. Similarly, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less that or equal to the Lifetime Income Amount. If you take any withdrawals prior to the Lifetime Income Date, the initial amount of the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Guaranteed Withdrawal Balance value) your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.


The Principal Plus for Life benefit enters a "Settlement Phase" if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is greater than zero (see "Settlement Phase" below). The Principal Plus for Life benefit terminates if the Contract Value, Guaranteed Withdrawal Balance and Lifetime Income Amount immediately after a withdrawal are all equal to zero (see "Fee for Principal Plus for Life" on page 47, and "Termination" on page 71.)

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may Reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount values to reflect reductions that exceed the amount of your withdrawals. A Reset also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values. Withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VIII. Federal Tax Matters").

INCREASES IN THE GUARANTEED WITHDRAWAL BALANCE. We will increase the Guaranteed Withdrawal Balance:

     - by any applicable Bonus if you take no withdrawals during certain Contract Years;

     - by any applicable Step-up to reflect certain increases in Contract Value; and

     - to reflect Additional Purchase Payments (see "Purchase Payments" above).

Bonuses, when applied, will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount and the Lifetime Income Amount.

BONUSES. We will increase the Guaranteed Withdrawal Balance on each Contract Anniversary during Principal Plus for Life's Bonus Period if you take no withdrawals during the previous Contract Year. For these purposes, the initial Bonus Period is the first 10 Contract Years. Each time a Step-up occurs, we will extend the Bonus Period to the lesser of: (a) 10 years from a Step-up Date; or
(b) the Age 95 Contract Anniversary.

Each time you qualify for a Bonus, we will increase the Guaranteed Withdrawal
Balance:

     - by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-up the Guaranteed Withdrawal Balance and/or we did not previously Reset the Guaranteed Withdrawal Balance (see "Impact of Withdrawals" above); otherwise

     - by an amount equal to 5% of the Guaranteed Withdrawal Balance immediately after the latest Step-up or Reset, increased by any Purchase Payments received since such latest Step-up or Reset.

Each time we apply a Bonus to the Guaranteed Withdrawal Balance, we will also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount. The Guaranteed Withdrawal Amount will equal the greater of Guaranteed Withdrawal Amount prior to the Bonus or 5% of the Guaranteed Withdrawal Balance after the Bonus. The Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Bonus or 5% of the Guaranteed Withdrawal Balance after the Bonus.

Step-ups will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount and the Lifetime Income Amount.

STEP-UPS. If the Contract Value on any Step-up Date is greater than the Guaranteed Withdrawal Balance (including any Bonus) on that date, we will automatically Step-up the Guaranteed Withdrawal Balance to equal the Contract Value (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). Each time we apply a Step-up, we will also recalculate the Guaranteed Withdrawal Amount, the Lifetime Income Amount and the Rider Fee (see "Fee for Principal Plus for Life"). The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-up or 5% of the new Guaranteed Withdrawal Balance value after the Step-up and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-up or 5% of the new Guaranteed Withdrawal Balance value after the Step-up. We also reserve the right to increase the rate of the Principal Plus for Life fee up to a maximum rate of 0.75%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up (see "Fee for Principal Plus for Life"). If you decline the Step-up, the fee rate will not be increased.

The Step-up Dates occur only while the Principal Plus for Life Benefit is in effect. We schedule the Step-up Dates for the 3rd, 6th and 9th Contract Anniversary after the Contract Date. After the 9th Contract Anniversary, we increase the schedule of Step-up Dates to include each succeeding Contract Anniversary (e.g., the 10th, 11th, 12th etc.) up to and including the Age 95 Contract Anniversary. (In Oregon, we limit the duration of Step-up Dates to a maximum of 50 Contract Years.)

If you decline an automatic Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Guaranteed Withdrawal Balance, we will thereafter resume automatic Step-ups.


LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received by us at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). For purposes of Principal Plus for Life, withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:


     - pursuant to Code Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the Owner (we sometimes refer to these as "Pre-59 1/2 Distributions"); or

     - pursuant to Code Section 72(s)(2) upon the request of the Beneficiary (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or

     - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A, as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Non-Qualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with your tax advisor prior to electing Principal Plus for Life.

Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value and your Guaranteed Withdrawal Balance. We will not, however, Reset your Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or Lifetime Income Amount if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount or Lifetime Income Amount, as applicable and all withdrawals during that year were under our Life Expectancy Distribution program.

We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Guaranteed Withdrawal Balance are depleted to zero. We will make distributions as part of the Contract's "Settlement Phase," however, if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time. We designed our Life Expectancy Distribution Program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as Excess Withdrawals and will not Reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or Lifetime Income Amount.

SETTLEMENT PHASE. The Settlement Phase is when we will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. We automatically make settlement payments during Principal Plus for Life's "Settlement Phase." The Settlement Phase begins if total withdrawals during the Contract Year, are equal to or less than the Guaranteed Withdrawal Amount, the Contract Value reduces to zero and either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is still greater than zero. During this phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments and we will not deduct any charge for the Principal Plus for Life benefit during the Settlement Phase.

At the beginning of the Settlement Phase, you generally may choose an annual settlement payment amount that we will automatically pay to you. The settlement payment amount we permit you to choose varies:

     - You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Guaranteed Withdrawal Balance each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount (see "Effect of Withdrawals").

     - You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect and the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase. If you do, we will reduce any remaining Guaranteed Withdrawal Balance each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero (see "Life Expectancy Distribution Program"). After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value.

     - We will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Guaranteed Withdrawal Balance at the beginning of the Settlement Phase. If the Covered Person is alive when the Guaranteed Withdrawal Balance is depleted, we will continue to make settlement payments each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount.

     - After the Life Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we will recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount (see "Impact of Withdrawals" above). We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Principal Plus for Life will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


IF THE DECEASED         THEN
OWNER IS:               PRINCIPAL PLUS FOR LIFE:
----------------        ------------------------
1.  The Covered         -    Does not continue with respect to the Lifetime Income
    Person and the           Amount, but continues with respect to the Guaranteed
    Beneficiary is           Withdrawal Amount if the death benefit or the
    the deceased             Guaranteed Withdrawal Balance is greater than zero. We
    Owner's spouse           will automatically Step-up the Guaranteed Withdrawal
                             Balance to equal the initial death benefit we
                             determine, if greater than the Guaranteed Withdrawal
                             Balance prior to the death benefit.

                        -    Enters the Settlement Phase if a withdrawal would
                             deplete the Contract Value to zero, and the Guaranteed
                             Withdrawal Balance is still greater than zero.

                        -    Continues to impose the Principal Plus for Life fee.

                        - Continues to be eligible for any remaining Bonuses and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of the initial death benefit Step-up, if any, and any future Step-ups if we increase the rate of the Principal Plus for Life fee at that time.

2.  The Covered         -    Continues in the same manner as 1, except that
    Person and the           Principal Plus for Life does not continue to be
    Beneficiary is           eligible for any remaining Bonuses and Step-ups, other
    not the deceased         than the initial Step-up of the Guaranteed Withdrawal
    Owner's spouse           Balance to equal the death benefit, if greater than
                             the Guaranteed Withdrawal Balance prior to the death
                             benefit. We will permit the Beneficiary to opt out of
                             the initial death benefit Step-up, if any, if we
                             increase the rate of the Principal Plus for Life fee
                             at that time.

3.  Not the Covered     -    Continues in the same manner as 1, except that
    Person and the           Principal Plus for Life continues with respect to the
    Beneficiary is           Lifetime Income Amount for the Beneficiary. If the
    the deceased             Lifetime Income Amount has not been determined prior
    Owner's spouse           to the payment of any portion of the death benefit, we
                             will determine the initial Lifetime Income Amount on
                             an anniversary of the date we determine the death
                             benefit after the  Covered Person has reached
                             the Lifetime Income Date.

4.  Not the Covered     -    Continues in the same manner as 1, except that
    Person and the           Principal Plus for Life continues with respect to the
    Beneficiary is           Lifetime Income Amount for the Beneficiary. If the
    not the deceased         Lifetime Income Amount has not been determined prior
    Owner's spouse           to the payment of any portion of the death benefit, we
                             will determine the initial Lifetime Income Amount on
                             an anniversary of the date we determine the death
                             benefit after the Covered Person has reached the
                             Lifetime Income Date.

                        -    In this case, Principal Plus for Life does not
                             continue to be eligible for any remaining Bonuses and
                             Step-ups, other than the initial Step-up of the
                             Guaranteed Withdrawal Balance to equal the death
                             benefit, if greater than the Guaranteed Withdrawal
                             Balance prior to the death benefit. We will permit the
                             Beneficiary to opt out of the initial death benefit
                             Step-up, if any, if we increase the rate of the
                             Principal Plus for Life fee at that time.


If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life continues, we will determine the Adjusted Guaranteed Withdrawal Balance and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus for Life Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

TERMINATION. You may not terminate the Principal Plus for Life Rider once it is in effect. However, Principal Plus for Life will terminate automatically upon the earliest of:

     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

     -    the date an Annuity Option under the Contract begins;

     - the date the Contract Value, the Guaranteed Withdrawal Balance and the Lifetime Income Amount all equal zero; or

     -    termination of the Contract.


The addition of Principal Plus for Life to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and the Covered Person must reach the Lifetime Income Date and remain living for you to receive certain benefits. Furthermore, Principal Plus for Life limits the Investment Options otherwise available under the Contract, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described in the Prospectus. You should carefully consider each of these factors before deciding if Principal Plus for Life is suitable for your needs, especially at older ages.


EXAMPLES. Please refer to Appendix B for hypothetical examples that illustrate the benefits under Principal Plus for Life.

Principal Plus for Life Plus Automatic Annual Step-up

This version of the Principal Plus for Life optional benefit Rider is the same as the standard Principal Plus for Life optional benefit Rider, except that it provides annual "Step-up Dates" and we charge a different fee (see "Rider Fees," above). Please refer to the description of Principal Plus for Life, above, for a general overview of this Rider.

IMPACT OF WITHDRAWALS. Please refer to the description of Principal Plus for Life, above, for information on the impact of withdrawals on the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount.


If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may Reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount values to reflect reductions that exceed the amount of your withdrawals. A Reset also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values. Withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VIII. Federal Tax Matters").


INCREASES IN THE GUARANTEED WITHDRAWAL BALANCE. We will increase the Guaranteed Withdrawal Balance:

     - by any applicable Bonus if you take no withdrawals during certain Contract Years;

     - by any applicable Step-up to reflect certain increases in Contract Value; and


     - to reflect Additional Purchase Payments (see "Purchase Payments" in the section entitled "Description of the Contract - Accumulation Period Provisions").


BONUSES. Please refer to the description of "Principal Plus for Life - Bonuses" above for information on Bonus qualification and effect.

STEP-UPS. If you elect this Rider, we will automatically increase ("Step-up") the Guaranteed Withdrawal Balance (including any Bonus) to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary up to and including the Age 95 Contract Anniversary while the Rider is in effect, provided the Contract Value is greater than the Guaranteed Withdrawal Balance on that date (and provided you have not chosen to decline the Step-up as described under "Principal Plus for Life - Step-ups"). (In Oregon, we limit the maximum duration of Step-up Dates to 50 years.)

Each time we apply a Step-up, we will also recalculate the Guarantee Withdrawal Amount and the Lifetime Income Amount as described under "Principal Plus for Life - Step-ups." We also reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-up Rider fee up to a maximum rate of 1.20% of the Adjusted Guaranteed Withdrawal Balance. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up. If you decline the Step-up, the fee rate will not be increased. If you decline an automatic Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent annual Step-up dates. If you decide to Step-up the Guaranteed Withdrawal Balance, we will thereafter resume automatic annual Step-ups.

We reserve the right to increase the Principal Plus for Life Plus Automatic Annual Step-up Rider fee on the effective date of each Step-up. In such situation, the Principal Plus for Life Plus Automatic Annual Step-up Rider fee will never exceed 1.20% of the Adjusted Guaranteed Withdrawal Balance.

You should consult with your registered representative to assist you in determining whether the Principal Plus for Life Plus Automatic Annual Step-up Rider is suited for your financial needs and investment risk tolerance. The addition of the Rider to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and there is no assurance that your Contract Value will be sufficient on any Step-up date to receive an increase (Step-up) in the guarantees we provide under the Rider. The amount that may be provided by more frequent Step-up dates under the Principal Plus for Life Plus Automatic Annual Step-up Rider, may, over time, be more than offset by the additional fees and charges associated with this Rider compared to the Principal Plus for Life Rider. Furthermore, similar to Principal Plus for Life, this Rider limits the Investment Options otherwise available under the Contract, requires the Covered Person to reach the Lifetime Income Date and remain living for you to receive certain benefits, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described in the Prospectus. You should carefully consider each of these factors which are outlined in the Prospectus before purchasing a Principal Plus for Life Plus Automatic Annual Step-up Rider.


EXAMPLES. Please refer to Appendix B for hypothetical examples that illustrate the benefits under Principal Plus for Life Plus Automatic Annual Step-up.

PRINCIPAL RETURNS

Principal Returns Definitions

The following definitions apply to the Principal Returns Rider:

AGE 65 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 65.

AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 95.

FIRST YEAR PURCHASE PAYMENTS means the amount you pay for your Contract from the date the Rider goes into effect until the next Contract Anniversary.


GUARANTEED WITHDRAWAL AMOUNT means:

     - The amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period until the Guaranteed Withdrawal Balance is depleted.

     - The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Guaranteed Withdrawal Balance.

     -    The maximum Guaranteed Withdrawal Amount at any time is $400,000.

GUARANTEED WITHDRAWAL BALANCE means:

     - The total amount we guarantee to be available for future periodic withdrawals during the Accumulation Period.

     - The initial Guaranteed Withdrawal Balance is equal to your initial Purchase Payment, up to the maximum Guaranteed Withdrawal Balance.

     -    The maximum Guaranteed Withdrawal Balance at any time is $5 million.


RESET means a reduction of the Guaranteed Withdrawal Balance or Guaranteed Withdrawal Amount if your annual withdrawals of Contract Value exceed the Guaranteed Withdrawal Amount.

STEP-UP means an increase in the Guaranteed Withdrawal Balance or Guaranteed Withdrawal Amount on certain anniversary dates to reflect market performance that exceeds previously calculated benefits. We use the term "withdrawal" to refer to amounts withdrawn, including any applicable withdrawal charges.

STEP-UP DATE means the date on which we determine whether a Step-up could occur.

Description of the Principal Returns Rider

The optional Principal Returns Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, the Rider guarantees the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchase the Rider. In addition, when you purchase a Principal Returns Rider, we guarantee that your Contract Value at the end of the first 10 Contract Years will not be less than the greater of (a) the amount of your First Year Purchase Payments up to $5 million or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date, as long as you take no withdrawals of Contract Value during the first 10 Contract Years.

Although this Rider guarantees minimum annual withdrawal amounts, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. If you take withdrawals for more than the annual amounts permitted under the terms of the Principal Returns Rider, however, we may Reset the guaranteed minimum amounts. If you take withdrawals during the first 10 Contract Years, you will no longer be eligible for our tenth year Accumulation Benefit.

IMPACT OF PURCHASE PAYMENTS AND RESTRICTIONS ON PURCHASE PAYMENTS. We increase the total Guaranteed Withdrawal Balance by the amount of each Additional Purchase Payment we accept (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). In addition, we recalculate the Guaranteed Withdrawal Amount and (unless the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment) increase it to equal the lesser of:

     - 8% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or

     - the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 8% of the Purchase Payment.

Impact on Accumulation Benefit of Additional Purchase Payments during Contract Years Two through Ten. The Accumulation Benefit compares (a) your First Year Purchase Payments up to $5 million to (b) your Contract Value at the end of the first 10 Contract Years plus all fees paid for the Principal Returns Rider during that period. If you make any Additional Purchase Payments during Contract years two through ten, your Contract Value at the end of the period will reflect these investments. Therefore, these Additional Purchase Payments reduce your ability to recover investment losses, if any, on your First Year Purchase Payments through the Accumulation Benefit.

Please see "Accumulation Benefit" below for further details about this feature.

Restrictions on Purchase Payments for Contracts with the Principal Returns Rider. If you purchase the Principal Returns Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit Additional Purchase Payments during the Rider's "Settlement Phase." Other limitations on Additional Purchase Payments may vary by state.

Special Purchase Payment limits on "Non-Qualified" Contracts. If we issue your Contract other than in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase
Payments:

     - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.

Special Purchase Payment limits on "Qualified" Contracts. If we issue your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:

     - on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you become Age
          65), without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;

     - for the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but

     -    we will not accept any Purchase Payment after the Owner becomes age
          81.

You should consult with a qualified tax advisor regarding your Rider for further information on tax rules affecting Qualified Contracts, including IRAs.

General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issue your Contract. We do not reserve this right of refusal of additional payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.

IMPACT OF WITHDRAWALS. We decrease the Guaranteed Withdrawal Balance each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Guaranteed Withdrawal Balance by the amount of the withdrawals. If a withdrawal causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically Reset the Guaranteed Withdrawal Balance to equal the lesser of:

     -    the Contract Value immediately after the withdrawal; or

     - the Guaranteed Withdrawal Balance immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we Reset the Guaranteed Withdrawal Balance, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:

     -    the Guaranteed Withdrawal Amount prior to the withdrawal; or

     - 8% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance value.

In certain circumstances, however, we will not Reset the Guaranteed Withdrawal Balance and/or Guaranteed Withdrawal Amount, even where a withdrawal would exceed the Guaranteed Withdrawal Amount for a Contract Year. These involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" below).

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

The Principal Returns Rider enters a "Settlement Phase" if withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount, the Contract Value reduces to zero and the Guaranteed Withdrawal Balance immediately after the withdrawal is still greater than zero (see "Settlement Phase" below). The Principal Returns Rider benefit terminates if the Contract Value and Guaranteed Withdrawal Balance immediately after a withdrawal are both equal to zero (see "Rider Fees" and "Termination").

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may Reset (i.e., reduce) the Guaranteed Withdrawal Balance and Guaranteed Withdrawal Amount by amounts that exceed the amount of your withdrawals. A Reset also may reduce the total amount guaranteed to an amount less than the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount values.


LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received by us at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). For purposes of the Principal Returns Rider, withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:


     - pursuant to Code Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the Owner (we sometimes refer to these as "Pre-59 1/2 Distributions"); or

     - pursuant to Code Section 72(s)(2) upon the request of the Beneficiary (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or

     - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A, as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Non-Qualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with your tax advisor prior to electing a Principal Returns Rider.

Each withdrawal under our automatic Life Expectancy Distribution program will reduce your Contract Value and your Guaranteed Withdrawal Balance. We will not make any further withdrawals under the program if both the Contract Value and the Guaranteed Withdrawal Balance are depleted to zero.

Withdrawals under the Life Expectancy Distribution program during your life expectancy (or joint life expectancy) will not be treated as a withdrawal in excess of the permitted Guaranteed Withdrawal Amount. This means that we will not Reset your Guaranteed Withdrawal Balance or Guaranteed Withdrawal Amount if a withdrawal under the program causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

If you begin taking Life Expectancy Distributions during the first 10 Contract Years, you will no longer qualify for an Accumulation Benefit at your 10th Contract Anniversary.

INCREASES IN GUARANTEED AMOUNTS UNDER THE PRINCIPAL RETURNS RIDER. We will increase the Guaranteed Withdrawal Balance:

     - to reflect Additional Purchase Payments (see "Impact of Purchase Payments and Restrictions on Purchase Payments" above); and

     -    by any applicable Step-up to reflect certain increases in Contract
          Value.

We will increase your Contract Value at the end of the first 10 Contract Years if:

     -    the Principal Returns Rider is in effect at that time; and

     -    you did not make any withdrawals during the first 10 Contract Years.

We describe how we calculate and apply the increase in the "Accumulation Benefit" paragraph, below.

Step-ups will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount

STEP-UPS. If the Contract Value on any Step-up Date is greater than the Guaranteed Withdrawal Balance on that date, we will recalculate the Guaranteed Withdrawal Balance to equal the Contract Value (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). Each time we recalculate a Step-up, we also recalculate the Guaranteed Withdrawal Amount. The recalculated Guaranteed Withdrawal Amount will equal the greater of the current Guaranteed Withdrawal Amount or 8% of the new Guaranteed Withdrawal Balance.

The Step-up Dates occur only while the Principal Returns Rider is in effect. We schedule the Step-up Dates for the 3rd, 6th and 9th Contract Anniversary after the Contract Date. After the 9th Contract Anniversary, we increase the schedule of Step-up Dates to include each succeeding Contract Anniversary (e.g., the 10th, 11th, 12th etc.) up to and including the Age 95 Contract Anniversary. On a Step-up Date, we will automatically increase the Guaranteed Withdrawal Balance (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value.


We reserve the right to increase the rate of the fee on any Step-up Date, up to a maximum rate of 0.95%. Even if we do not increase the rate of the fee, however, each time a Step-up goes into effect the dollar amount of the Rider fee will increase to reflect the stepped-up Guaranteed Withdrawal Balance value. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-up (see "Rider Fees").


If you decline a scheduled Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Guaranteed Withdrawal Balance at that time, we will thereafter resume automatic Step-ups on each succeeding Step-up Date.

Accumulation Benefit. When you purchase the Principal Returns Rider, we guarantee that, as long as you take no withdrawals during the first 10 Contract Years, your Contract Value at the end of this period will equal the greater of
(a) the amount of your First Year Purchase Payments up to $5 million or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date.

If you qualify, we will determine an Accumulation Benefit on your 10th Contract Anniversary and add it to your Contract Value. We will apply the Accumulation Benefit, if any, to each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value.

You should consider your liquidity needs during the first 10 Contract Years before purchasing a Principal Returns Rider. You will not be eligible for an Accumulation Benefit if you take a partial withdrawal of Contract Value, including any required minimum distribution from a Qualified Contract or any withdrawal of death benefit proceeds, during the first 10 Contract Years.

SETTLEMENT PHASE. We automatically make settlement payments during the "Settlement Phase" under the Principal Returns Rider. The Settlement Phase begins if withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount, the Contract Value reduces to zero and the Guaranteed Withdrawal Balance immediately after the withdrawal is still greater than zero.


At the beginning of the Principal Returns Rider's Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Guaranteed Withdrawal Balance depletes to zero (see "Life Expectancy Distribution Program" above). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Guaranteed Withdrawal Balance, however, then the settlement payment for that Contract Year will be limited to the Guaranteed Withdrawal Balance. The settlement payments will be paid no less frequently than annually. If any Owner dies during the Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract described in "Accumulation Period Provisions."

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and the Principal Returns Rider continues (as described in "Impact of Death Benefits" below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in the Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract, described in the "Accumulation Period Provisions - Death Benefit During Accumulation Period" provision of the Prospectus.

Impact of Death Benefits If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Principal Returns Rider will end if the Beneficiary takes the death benefit as a lump sum under our current administrative procedures.

Continuation of the Principal Returns Rider. If the Beneficiary elects not to take the death benefit as a lump sum, then the Principal Returns Rider:

     -    Continues if the Guaranteed Withdrawal Balance is greater than zero.

     - Steps-up the Guaranteed Withdrawal Balance to equal the death benefit if the death benefit on the date of determination is greater than the Guaranteed Withdrawal Balance.

     - Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Guaranteed Withdrawal Balance is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts that exceed the Guaranteed Withdrawal Amount and the Life Expectancy Distribution amount. In such cases, we may Reset the Guaranteed Withdrawal Balance and reduce the Guaranteed Minimum Withdrawal Benefit provided under this Rider).

     -    Continues to impose the Rider fee.

     - Continues to be eligible for any remaining Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-up Dates will also be measured beginning from the death benefit determination date.

     - Ends any remaining Step-ups on the Age 95 Contract Anniversary date based on the date the deceased owner would have attained age 95, unless the Beneficiary is older than the deceased owner. If so, any remaining Step-ups end on the Age 95 Contract Anniversary date based on the birthdate of the Beneficiary.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and the Principal Returns Rider continues, we will determine an Adjusted Guaranteed Withdrawal Balance and the annual Rider fee based on the date we determine the death benefit and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Returns Rider. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.


ADDITIONAL ANNUITY OPTION FOR CONTRACTS WITH A PRINCIPAL RETURNS RIDER. Please see "Pay-Out Period Provisions" on page 34 for a description of Annuity Options available under a Contract.

TAX CONSIDERATIONS. Please see "VIII. Federal Tax Matters" on page 82 for information on tax considerations related to optional benefit Riders.


TERMINATION. You may not terminate the Principal Returns Rider once it is in effect. The Rider terminates, automatically, however, upon the earliest of:

     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or

     - the date the Guaranteed Withdrawal Balance and the Contract Value both deplete to zero; or

     -    the date an Annuity Option under the Contract begins; or

     - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any upgrade program that we may make available in the future; or

     -    termination of the Contract.

We impose an additional annual fee for the Principal Returns Rider. Furthermore, the Rider limits the Investment Options otherwise available under the Contract, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described elsewhere in the Prospectus.

EXAMPLES. Please refer to Appendix B for hypothetical examples that illustrate the benefits under Principal Returns.

ANNUAL STEP DEATH BENEFIT

You may elect the optional Annual Step Death Benefit:

     - for an additional charge of 0.20% of the value of the Variable Investment Options; and

     - AS LONG AS THE OLDEST OWNER OF A CONTRACT IS NOT AGE 80 OR OLDER AT THE TIME OF PURCHASE. (We impose this restriction because the Annual Step Death Benefit would be zero if the oldest Owner were age 80 or older on the effective date of the Rider.)

Election of this optional benefit may only be made at the time the Contract is issued and, once made, is irrevocable. The amount of the death benefit for the optional Annual Step Death Benefit is the greater of:

     - the death benefit described under "Death Benefit During Accumulation Period"; or

     -    the Annual Step Death Benefit.

The Annual Step Death Benefit is the greatest Anniversary Value after the effective date of the Optional Annual Step Death Benefit but prior to the oldest Owner's 81st birthday. The Anniversary Value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less amounts deducted in connection with partial withdrawals since the last day of the Contract Year. The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (a) times (b) where:

     (a) is equal to the optional Annual Step Death Benefit prior to the withdrawal; and

     (b) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

If the Beneficiary under the Contract is the Contract Owner's surviving spouse and elects to continue the Contract, the Contract and the Optional Annual Step Death Benefit will continue with the surviving spouse as the new Contract Owner. For purposes of calculating the Optional Annual Step Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first Owner's death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date the first death benefit is paid will not be considered in determination of the optional Annual Step Death Benefit. In determination of the optional Annual Step Death Benefit, the Anniversary Values for all prior Contract Anniversaries will be set to zero as of the date the first death benefit is paid.

Termination of the Optional Annual Step Death Benefit

The Optional Annual Step Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Optional Annual Step Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including the Optional Annual Step Death Benefit) as the new Owner.

Annual Step Death Benefit Fee

A daily charge in an amount equal to 0.20% of the value of each variable Investment Account on an annual basis is deducted from each Sub-Account for the Annual Step Death Benefit.

Qualified Plans

If you intend to use your Contract in connection with a Qualified Plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step Death Benefit) may have on your plan (see Appendix B: "Guaranteed Minimum Withdrawal Benefit Riders Examples"). Please consult your tax advisor.

The addition of the Annual Step Death Benefit to a Contract may not always be in your interest since an additional fee is imposed for this benefit and we provide no assurance that investment performance will result in an increased death benefit.

                           VII. Charges and Deductions

We assess charges and deductions under the Contract against Purchase Payments, Contract Values or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectus. For information on the Optional Benefits fees, see "VI. Optional Benefits."

WITHDRAWAL CHARGES

If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge (contingent deferred sales charge) against amounts withdrawn attributable to Purchase Payments that have been in the Contract less than 3 complete Contract Years. We do not assess a withdrawal charge with respect to i) earnings accumulated in the Contract, ii) certain other "free withdrawal amounts" described below or iii) Purchase Payments that have been in the Contract more than 3 complete Contract Years. In no event may the total withdrawal charges exceed 6% of the amount invested.

We first allocate a withdrawal to a "free Withdrawal Amount" and second to "unliquidated Purchase Payments" (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of earnings that have been taken to date). We do not impose a withdrawal charge on amounts allocated to the free Withdrawal Amount. In any Contract Year, the free Withdrawal Amount for that year is the greater of:

     - 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year); and

     - the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over the unliquidated Purchase Payments).

Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free withdrawal amount, the excess will be allocated to Purchase Payments which will be "liquidated" on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free withdrawal amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.

Upon a full surrender of a Contract, we will liquidate the excess of all unliquidated Purchase Payments over the free withdrawal amount for purposes of calculating the withdrawal charge.

Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown below.

                           MAXIMUM WITHDRAWAL CHARGE*
                      (as percentage of Purchase Payments)
                                JOHN HANCOCK USA
                                 JOHN HANCOCK NY

First Year     6%
Second Year    5%
Third Year     4%
Thereafter     0%

* The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, Contract and Rider fees and any taxes. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A to this Prospectus.

Waiver of Applicable Withdrawal Charge - Confinement to Eligible Nursing Home

(John Hancock USA Contracts only; not available in MA and NY)

In states where approved, any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:

     - the Owner has been confined to an "Eligible Nursing Home" for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person;

     -    the confinement began at least one year after the Contract Date;

     -    confinement was prescribed by a "Physician";

     - both the Owner and the Annuitant are alive as of the date we pay the proceeds of such total withdrawal; and

     - the request for a total withdrawal and "Due Proof of Confinement" are received by us, in good order, no later than 90 days after discharge.

An "Eligible Nursing Home" is a licensed "Long Term Care Facility" or "Hospital" providing medically necessary inpatient care that is prescribed in writing by a licensed "Physician" and is based on physical limitations which requires daily living in an institutional setting. A "Long Term Care Facility" is a facility which (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A "Hospital" is a facility which is (a) licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed physicians; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.

A "Physician" is a person other than you, the Annuitant(s) or a member of your or the Annuitant's families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

"Due Proof of Confinement" is a letter signed by an eligible Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician, and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.

The waiver is only applicable for total withdrawals and does not apply to partial withdrawals. THE WAIVER DESCRIBED ABOVE IS NOT AVAILABLE IN ALL STATES AND CERTAIN TERMS MAY VARY DEPENDING ON THE STATE OF ISSUE AS NOTED IN YOUR CONTRACT. WITHDRAWALS MAY BE TAXABLE AND IF MADE PRIOR TO AGE 59 1/2 MAY BE SUBJECT TO A 10% PENALTY (SEE "VIII. FEDERAL TAX MATTERS").


There are or may be other situations than those described above or elsewhere in the prospectus (see, e.g., "Reduction or Elimination of Charges and Deductions") that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.


ASSET-BASED CHARGES

We deduct asset-based charges on an annual basis for administration, distribution and mortality and expense risks. We do not assess asset-based charges against Fixed Investment Options.

Daily Administration Fee

We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administrative expenses. We deduct a daily charge in an amount equal to 0.15% of the value of each Variable Investment Option on an annual basis deducted from each Sub-Account to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that it will not increase the amount of the administration fees.

Mortality and Expense Risks Fee


The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see "Death Benefit During Accumulation Period" on page 32.) The expense risk we assume is the risk that the administration charges, distribution charge, or withdrawal charge may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Sub-Accounts a daily charge in an amount equal to 1.25% of the value of the Variable Investment Options on an annual basis. The rate of the mortality and expense risks charge cannot be increased. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. On the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, the mortality and expense risks charge is assessed although we bear only the expense risk and not any mortality risk.

Distribution Fee


We allocate a portion of the asset-based charges shown in the Fee Tables to help cover a portion of the expenses we incur in selling the Contracts. We deduct a daily charge, in an amount equal to 0.25% of the value of each Variable Investment Option on an annual basis from each Sub-Account as a distribution fee. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the distribution fee does not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the other asset-based risk charges, other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered from the daily administration fee may also be recovered from such other sources.


REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS

We may reduce or eliminate the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We will determine entitlement to such a reduction in the charges or deductions in the following manner:

     - We will consider the size and type of group to which sales are to be made. Generally, sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

     - We will consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.

     - We will consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.

     - We will consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

     - We will consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.

     - There may be other circumstances of which we are not presently aware, which could result in reduced expenses.


If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we will provide a reduction in the charges or deductions. In no event will we permit reduction or elimination of the charges or deductions where that reduction or elimination will be unfairly discriminatory to any person. For further information, contact your registered representative.

PREMIUM TAXES

We will charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

We make deductions for any applicable premium or similar taxes based on the amount of a Purchase Payment. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

               PREMIUM TAX RATE(1)
            -------------------------
STATE OR    QUALIFIED   NON-QUALIFIED
TERRITORY   CONTRACTS     CONTRACTS
---------   ---------   -------------
CA            0.50%        2.35%
GUAM          4.00%        4.00%
ME(2)         0.00%        2.00%
NV            0.00%        3.50%
PR            1.00%        1.00%
SD(2)         0.00%        1.25%(3)
WV            1.00%        1.00%
WY            0.00%        1.00%

(1)  Based on the state of residence at the time the tax is assessed.

(2)  We pay premium tax upon receipt of Purchase Payment.

(3)  0.80% on Purchase Payments in excess of $500,000.

                            VIII. Federal Tax Matters

INTRODUCTION

The following discussion of the Federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The Federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS


At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the Contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a tax advisor for information on any optional benefit Riders.


When you take a withdrawal under a Non-Qualified Contract, it ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal. Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the "Settlement Phase" of an optional guaranteed minimum withdrawal benefit Rider using the Contract Value. See "VI. Optional Benefits" for a description of the guaranteed minimum withdrawal benefit Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal

If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)" below.

Any annuity payments that you receive under an Annuity Option, including Annuity Options that only are available when you elect a guaranteed minimum withdrawal benefit Rider will be taxed in the manner described in "Taxation of Annuity Payments," below.

CHARITABLE REMAINDER TRUSTS

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.

NON-QUALIFIED CONTRACTS

(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under IRS regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. A simplified method of determining the taxable portion of annuity benefit payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.

When you take a partial withdrawal from a Contract before the Maturity Date, including a payment under a systematic withdrawal plan or guaranteed withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date will be a tax-free return of investment, until you have recovered your entire investment in the Contract (additional withdrawals based upon a Rider guarantee will be subject to income tax). If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all Non-Qualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.


There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A tax advisor should be consulted in those situations.


Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your investment in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

     - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

     - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

     - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent the Contract Value exceeds the investment in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

     - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

     - if distributed in accordance with the existing Annuity Option selected, they are fully excludable from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions

There is a 10% IRS penalty tax on the taxable portion of any payment from a Non-Qualified Contract. Exceptions to this penalty tax include distributions:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - attributable to the Contract Owner becoming disabled (as defined in the tax law);

     - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

     - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

     -    made under a single-premium immediate annuity contract; or

     - made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.

Puerto Rico Non-Qualified Contracts


IF YOU ARE A RESIDENT OF PUERTO RICO, YOU SHOULD CONSULT A TAX ADVISOR BEFORE PURCHASING AN ANNUITY CONTRACT. Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Non-Qualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Non-Qualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.


Distributions under a Non-Qualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. After annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner's ability to allocate funds among as many as twenty sub-accounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract's proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

QUALIFIED CONTRACTS

(Contracts Purchased for a Qualified Plan)


The Contracts are also available for use in connection with certain types of retirement plans, which receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix C of this Prospectus, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a tax advisor.


We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.


The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity benefit payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (You should always consult your tax advisor and retirement plan fiduciary prior to exercising your loan privileges.) Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans.


Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.

Special minimum distribution requirements govern the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your tax advisor.


Penalty Tax on Premature Distributions

There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

     - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.


These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001 and before December 31, 2007. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax advisor.


When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

Rollovers and Transfers

If permitted under your plan, you may make a distribution:

     - from a traditional IRA and make a "tax-free" rollover to another traditional IRA;

     - from a traditional IRA and make a "tax-free" rollover to a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;

     - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free" rollover to a traditional IRA; or

     - from a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and make a "tax-free" rollover to any such plans.

In addition, if your spouse survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free" rollover to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A beneficiary who is not your surviving spouse may, if permitted by the plan, take amount distributed to the beneficiary under a Contract that is held as part of a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a traditional IRA. The IRA is treated as an inherited IRA of the non-spouse beneficiary.

You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA if (i) your adjusted gross income is not in excess of $100,000, and (ii) you are not a married taxpayer filing a separate return. This type of rollover is taxable.

In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of plan assets.

Withholding on Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan or a traditional IRA. A direct transfer to a Roth IRA, however, will be treated as an eligible rollover distribution that may be subject to withholding (see "Conversions and Rollovers to Roth IRAs," below.)

If you take a distribution from a Qualified Contract, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit it to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read "VI. Optional Benefits" for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another tax-qualified retirement plan. Similarly, if you wish to purchase a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us in lieu of making a distribution to you. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO PURCHASE A CONTRACT FOR USE WITH A TAX-QUALIFIED RETIREMENT PLAN.

Conversions and Rollovers to Roth IRAs

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:

     -    you have adjusted gross income over $100,000; or

     -    you are a married tax payer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may instruct us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you do instruct us to withhold for taxes when converting an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read "VI. Optional Benefits" for information about the impact of withdrawals on optional benefit Riders.

You may find it advantageous to pay the tax due from resources other than your retirement plan assets if you wish to purchase a Contract for use as a Roth IRA through a rollover from that retirement plan. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Loans

We currently offer a loan privilege to Owners of Contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of ERISA, unless they have elected a guaranteed minimum withdrawal benefit Rider.


If you are considering making a rollover transfer from a retirement plan described in Section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.


Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.


SEE YOUR OWN TAX ADVISOR

The foregoing description of Federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

                               IX. General Matters

ASSET ALLOCATION SERVICES

We are aware that certain third parties are offering asset allocation services ("Asset Allocation Services") in connection with the Contract through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account's policies that we have adopted to discourage disruptive frequent trading activity. (See "Transfers Among Investment Options.") WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY AND YOU SHOULD BE AWARE THAT FEES PAID FOR SUCH SERVICES ARE SEPARATE AND IN ADDITION TO FEES PAID UNDER THE CONTRACT.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

(for Contracts issued by John Hancock USA)

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a variable annuity contract issued under the ORP only upon:

     - termination of employment in the Texas public institutions of higher education;

     -    retirement;

     -    death; or

     -    the participant's attainment of age 70 1/2.

Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. The foregoing restrictions on withdrawal do not apply in the event a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP.

DISTRIBUTION OF CONTRACTS

We pay compensation for sales of the Contracts.

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc., or "NASD").

We offer the Contracts for sale through broker-dealers (firms) that have entered into selling agreements with JH Distributors and us. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of the FINRA, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. is an affiliated broker-dealer.

JH Distributors pays compensation to broker-dealers or the promotion and sale of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio's distribution plan ("12b-1 fees"), the fees and charges imposed under the Contract, and other sources.

The individual representative who sells you a Contract typically will receive a portion of the compensation, under the representative's own arrangement with his or her broker-dealer. A limited number of broker-dealers may also be paid commissions or overrides to "wholesale" the Contract; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contract(s) that have already been purchased.

Standard Compensation

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 7.00% of Purchase Payments. In addition, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation.

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and NASD rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement arrangements ("revenue sharing") with selected firms. We determine which firms to support and the extent of the payments that are made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hope to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force.

These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2006, in the Statement of Additional Information (SAI), which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

Selling broker dealers may receive additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable NASD rules and other applicable laws and regulations.

In an effort to promote the sale of our products, our affiliated broker-dealer may pay its registered representatives additional cash incentives such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us to their registered representatives. As a result, registered representatives may be motivated to sell the Contracts of one issuer over another issuer, or one product over another product.

You should contact your registered representative for more information on compensation arrangements in connection with the sale and purchase of your Contract.

CONFIRMATION STATEMENTS

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, we will deem you to have ratified the transaction.

REINSURANCE ARRANGEMENTS

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees, or other obligations.

            APPENDIX A: Examples of Calculation of Withdrawal Charge

The following examples assume an initial Purchase Payment of $30,000 and a subsequent Purchase Payment of $20,000 during the second Contract Year.

EXAMPLE 1. If you surrender the contract during Contract Year 3, the Contract Value is $60,000 and there have been no prior withdrawals, we will calculate the withdrawal charge as follows:


     a) First we will calculate the free withdrawal amount, which equals the greater of

          -    10% of all purchase payments = .10 x ($30,000 + $20,000) =
               $5,000, or

          - Earnings equal to the Contract Value minus unliquidated Purchase Payments = $60,000 - $50,000 = $10,000

     b) Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free withdrawal amount, or $60,000 - $10,000 = $50,000

     c) Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each purchase liquidated based on the length of time the payment has been in the contract


          - The initial purchase payment is in the third year, so the applicable withdrawal charge is .04x$30,000=$1,200

          - The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .05 x $20,000 = $1,000

          -    The total withdrawal charge is $1,200 + $1,000 = $2,200

EXAMPLE 2. If you surrender the contract during Contract Year 3, the Contract Value is $35,000 and there have been no prior withdrawals, we will calculate the withdrawal charge as follows:


     a) First we will calculate the free withdrawal amount, which equals the greater of

          -    10% of all purchase payments = .10 x ($30,000 + $20,000) =
               $5,000, or

          - Earnings equal to the Contract Value minus unliquidated Purchase Payments = $35,000 - $50,000 = $-15,000

     b) Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free withdrawal amount, or $50,000 - $5,000 = $45,000

     c) Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each purchase liquidated based on the length of time the payment has been in the contract


          - The initial purchase payment is in the third year, so the applicable withdrawal charge is .04 x $30,000 = $1,200

          - The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .05 x $15,000 = $750

          -    The total withdrawal charge is $1,200 + $750 = $1,950

EXAMPLE 3. If you take a partial withdrawal of $5,000 during Contract Year 3 when the Contract Value is $52,000 and then surrender the contract later in Contract Year 3 when the Contract Value is $49,000, we will calculate the withdrawal charge as follows:


     a) First we will calculate the free withdrawal amount for the partial withdrawal, which equals the greater of

          -    10% of all purchase payments = .10 x ($30,000 + $20,000) =
               $5,000, or

          - Earnings equal to the Contract Value minus unliquidated Purchase Payments = $52,000 - $50,000 = $2,000

     b) Since the partial withdrawal is equal to the free withdrawal amount, we will not liquidate any Purchase Payments and there will not be any withdrawal charge.

     c) When the contract is surrendered, we will calculate the free withdrawal amount for the surrender, which equals the greater of

          - 10% of all purchase payments reduced by prior withdrawals during the year= .10 x ($30,000 + $20,000) - $5,000 = $0, or

          - Earnings equal to the Contract Value minus unliquidated Purchase Payments = $49,000 - $50,000 = $-1,000

     d) Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free withdrawal amount, or $50,000 - $0 = $50,000

     e) Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each purchase liquidated based on the length of time the payment has been in the contract


          - The initial purchase payment is in the third year, so the applicable withdrawal charge is .04 x $30,000 = $1,200

          - The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .05 x $20,000 = $1,000

          -    The total withdrawal charge is $1,200 + $1,000 = $2,200

           APPENDIX B: Guaranteed Minimum Withdrawal Benefit Examples


The following examples provide hypothetical illustrations of the benefits provided under the Income Plus for Life Series, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Returns optional benefit Riders. These illustrations are not representative of future performance under your Contract, which may be higher or lower than the amounts shown. Please note that in these examples no withdrawal charges apply because each withdrawal is less than the 10% free withdrawal amount allowed under the Contract. See "VII. Charges and Deductions - Withdrawal Charges."

EXAMPLES 1A, 1B AND 1C ILLUSTRATE THE BASIC OPERATION OF THE INCOME PLUS FOR LIFE OPTIONAL BENEFIT RIDERS. EXAMPLE 1D ILLUSTRATES THE BASIC OPERATION OF THE INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) RIDER. EXAMPLE 1E ILLUSTRATES THE BASIC OPERATION OF THE INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) RIDER.


ALL STATES EXCLUDING NEW YORK. Assume a single Purchase Payment of $100,000 at Covered Person's age 49 1/2, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 20 years from issue.

                PURCHASE   LIFETIME INCOME   WITHDRAWAL                BENEFIT BASE ON
CONTRACT YEAR   PAYMENTS        AMOUNT          TAKEN      BONUS    CONTRACT ANNIVERSARY
-------------   --------   ---------------   ----------   ------    --------------------
   At issue     $100,000         N/A           $    0     $    0         $100,000(1)
       1               0         N/A                0      7,000(2)       107,000(3)
       2               0         N/A                0      7,000          114,000
       3               0         N/A                0      7,000          121,000
       4               0         N/A                0      7,000          128,000
       5               0         N/A                0      7,000          135,000
       6               0         N/A                0      7,000          142,000
       7               0         N/A                0      7,000          149,000
       8               0         N/A                0      7,000          156,000
       9               0         N/A                0      7,000          163,000
      10               0         N/A                0      7,000          170,000
      11               0      $8,500(4)         8,500          0          170,000
      12               0       8,500            8,500          0          170,000
      13               0       8,500            8,500          0          170,000
      14               0       8,500            8,500          0          170,000
      15               0       8,500            8,500          0          170,000
      20               0       8,500            8,500          0          170,000

(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 7% of the total Purchase Payments to date (.07 x $100,000 = $7,000).

(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $7,000 = $107,000).


(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person attains age 58 1/2. The Lifetime Income Amount is initially equal to 5% of the Benefit Base at that time (.05 x $170,000 = $8,500).

NEW YORK. Assume a single Purchase Payment of $100,000 at Covered Person's age 51, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 20 years from issue.


                PURCHASE   LIFETIME INCOME   WITHDRAWAL                BENEFIT BASE ON
CONTRACT YEAR   PAYMENTS        AMOUNT          TAKEN      BONUS    CONTRACT ANNIVERSARY
-------------   --------   ---------------   ----------   ------    --------------------
   At issue     $100,000         N/A           $    0     $    0         $100,000(1)
      1                0         N/A                0      6,000(2)       106,000(3)
      2                0         N/A                0      6,000          112,000
      3                0         N/A                0      6,000          118,000
      4                0         N/A                0      6,000          124,000
      5                0         N/A                0      6,000          130,000
      6                0         N/A                0      6,000          136,000
      7                0         N/A                0      6,000          142,000
      8                0         N/A                0      6,000          148,000
      9                0         N/A                0      6,000          154,000
      10               0         N/A                0      6,000          160,000
      11               0      $8,000(4)         8,000          0          160,000
      12               0       8,000            8,000          0          160,000
      13               0       8,000            8,000          0          160,000
      14               0       8,000            8,000          0          160,000
      15               0       8,000            8,000          0          160,000
      20               0       8,000            8,000          0          160,000


(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 6% of the total Purchase Payments to date (.06 x $100,000 = $6,000).

(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $6,000 = $106,000).


(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person attains age 61. The Lifetime Income Amount is initially equal to 5% of the Benefit Base at that time (.05 x $160,000 = $8,000).


EXAMPLE 1B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at Covered Person's age 60 (61 in New
York), an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.


                                                                                                 LIFETIME INCOME
                                                   LIFETIME INCOME                BENEFIT BASE      AMOUNT ON
                PURCHASE     BENEFIT BASE AFTER     AMOUNT AFTER     WITHDRAWAL    ON CONTRACT       CONTRACT
CONTRACT YEAR   PAYMENTS      PURCHASE PAYMENT    PURCHASE PAYMENT      TAKEN      ANNIVERSARY     ANNIVERSARY
-------------   --------     ------------------   ----------------   ----------   ------------   ---------------
   At issue     $100,000         $100,000             $5,000               --       $100,000         $5,000
      1           10,000(1)       110,000(1)           5,500(1)        $5,500        110,000          5,500
      2           10,000(2)       114,500(2)           5,725(2)         5,725        114,500          5,725

(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).

(2) In the second year, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 + ($10,000 - $5,500) = $114,500). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).

EXAMPLE 1C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 58 1/2 (61 in New York), no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no Bonuses. The Benefit Base steps-up at the end of Contract Years 1, 2 and 3.



                                                                 HYPOTHETICAL
                                                                   CONTRACT
                                                                   VALUE ON
                                                                   CONTRACT       BENEFIT
                            LIFETIME INCOME                       ANNIVERSARY      BASE
                PURCHASE     AMOUNT AFTER                            PRIOR      ON CONTRACT
CONTRACT YEAR   PAYMENTS   PURCHASE PAYMENT   WITHDRAWAL TAKEN   TO RIDER FEE   ANNIVERSARY
-------------   --------   ----------------   ----------------   ------------   -----------
   At issue     $100,000           --                 --                --      $100,000
      1                0       $5,000             $5,000          $102,000       102,000(1)
      2                0        5,100(1)           5,100(1)        103,514       103,514
      3                0        5,176              5,176           105,020       105,020
      4                0        5,251              5,251            94,013(2)    105,020(2)
      5                0        5,251              5,251            78,793       105,020


(1) At the end of Contract Year 1, the Contract Value in this example, $102,000 is greater than the Benefit Base of $100,000. The Benefit Base will Step-up to equal the Contract Value of $102,000. The Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $102,000 = $ 5,100).

(2) At the end of Contract Year 4, the Contract Value in this example, $94,013 is less than the Benefit Base of $105,020. The Benefit Base will remain at $105,020.


EXAMPLE 1D. INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW). THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS AND THE IMPACT OF WITHDRAWALS ON ADDITIONAL PURCHASE PAYMENTS APPLIED TO THE BENEFIT BASE. Assume an initial Purchase Payment of $100,000 at age 61, Additional Purchase Payments in years 2, 13 and 15, an Excess Withdrawal in year 1 and a withdrawal of the Lifetime Income Amount in year 14.



                LIFETIME INCOME                                     HYPOTHETICAL                   LIFETIME
                 AMOUNT BEFORE      PURCHASE                          CONTRACT                      INCOME
CONTRACT YEAR     TRANSACTION       PAYMENTS     WITHDRAWAL TAKEN       VALUE      BENEFIT BASE     AMOUNT
-------------   ---------------   ------------   ----------------   ------------   ------------   ---------
   At issue              --        $100,000               --          $ 100,000     $100,000      $5,000
       1             $5,000               0         $ 10,000(1)          85,000       89,474(1)    4,474(1)
       2              4,474          10,000(2)             0             93,500       99,474(2)    4,974(2)
      12              4,974               0                0            120,000      120,000       6,000
      13              6,000          10,000(3)             0            130,000      130,000(3)    6,500(3)
      14              6,500               0            6,500            123,500      130,000       6,500
      15              6,500          10,000(4)             0            130,000      133,500(4)    6,675(4)

(1) The withdrawal of $10,000 exceeds the Lifetime Income Amount of $5,000. We will reduce the Benefit Base in the same proportion as the Contract Value is reduced by the withdrawal ($100,000 - $100,000 x $10,000/$95,000 =
     $100,000 - $10,526 = $89,474). We will also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base (.05 x $89,474 = $4,474).

(2) The Additional Purchase Payment of $10,000 in year 2 is the first Payment or Withdrawal since the latest reduction of the Benefit Base, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $99,474 ($89,474 + $10,000). The new Lifetime Income Amount is .05 x $99,474 = $4,974.

(3) The Additional Purchase Payment of $10,000 in year 13 is the first Payment or Withdrawal since the Step-up of the Benefit Base at the end of year 12, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $130,000 ($120,000 + $10,000). The new Lifetime Income Amount is .05 x $130,000 = $6,500.

(4) The Additional Purchase Payment of $10,000 in year 15 is reduced by the $6,500 Withdrawal since the last increase of the Benefit Base in year 13 by an Additional Purchase Payment. The new Benefit Base equals $133,500 ($130,000 + $10,000 - $6,500). The new Lifetime Income Amount is .05 x $133,500 = $6,675.

EXAMPLE 1E. INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW). THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS AND THE IMPACT OF WITHDRAWALS ON ADDITIONAL PURCHASE PAYMENTS APPLIED TO THE BENEFIT BASE. Assume an initial Purchase Payment of $100,000 at age 61, Additional Purchase Payments in years 2, 13 and 15, an Excess Withdrawal in year 1 and a withdrawal of the Lifetime Income Amount in year 14.



                LIFETIME INCOME                                     HYPOTHETICAL                   LIFETIME
                 AMOUNT BEFORE      PURCHASE                          CONTRACT                      INCOME
CONTRACT YEAR     TRANSACTION       PAYMENTS     WITHDRAWAL TAKEN       VALUE      BENEFIT BASE     AMOUNT
-------------   ---------------   ------------   ----------------   ------------   ------------   ---------
   At issue                       $ 100,000               --          $100,000      $100,000      $5,000
       1             $5,000               0         $ 10,000(1)         85,000        85,000(1)    4,250(1)
       2              4,250          10,000(2)             0            93,500        95,000(2)    4,750(2)
      12              4,750               0                0           120,000       120,000       6,000
      13              6,000          10,000(3)             0           130,000       130,000(3)    6,500(3)
      14              6,500               0            6,500           123,500       130,000       6,500
      15              6,500          10,000(4)             0           130,000       133,500(4)    6,675(4)
      16              6,675               0                0           125,000       133,500       6,675


(1) The withdrawal of $10,000 exceeds the Lifetime Income Amount of $5,000. The Benefit Base will be Reset to equal the lesser of the Contract Value after the withdrawal ($85,000) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000). The Lifetime Income Amount will Reset to 5% of the new Benefit Base (.05 x $85,000 = $4,250).

(2) The Additional Purchase Payment of $10,000 in year 2 is the first Payment or Withdrawal since the Reset of the Benefit Base, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $95,000 ($85,000 + $10,000). The new Lifetime Income Amount is .05 x $95,000 = $4,750.

(3) The Additional Purchase Payment of $10,000 in year 13 is the first Payment or Withdrawal since the Step-up of the Benefit Base at the end of year 12, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $130,000 ($120,000 + $10,000). The new Lifetime Income Amount is .05 x $130,000 = $6,500.

(4) The Additional Purchase Payment of $10,000 in year 15 is reduced by the $6,500 Withdrawal since the last increase of the Benefit Base in year 13 by an Additional Purchase Payment. The new Benefit Base equals $133,500 ($130,000 + $10,000 - $6,500). The new Lifetime Income Amount is .05 x $133,500 = $6,675.

EXAMPLES 2A, 2B AND 2C ILLUSTRATE THE BASIC OPERATION OF THE INCOME PLUS FOR LIFE - JOINT LIFE OPTIONAL BENEFIT RIDERS. EXAMPLE 2D ILLUSTRATES THE BASIC OPERATION OF THE INCOME PLUS FOR LIFE - JOINT LIFE (QUARTERLY STEP-UP REVIEW) RIDER. EXAMPLE 2E ILLUSTRATES THE BASIC OPERATION OF THE INCOME PLUS FOR LIFE - JOINT LIFE (ANNUAL STEP-UP REVIEW) RIDER.


EXAMPLE 2A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING FOR WITHDRAWALS.


ALL STATES EXCLUDING NEW YORK. Assume a single Purchase Payment of $100,000 at the youngest Covered Person's age 49 1/2, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and at least one of the Covered Persons survives at least 20 years from issue.


                                                                            BENEFIT BASE
                PURCHASE   LIFETIME INCOME                                   ON CONTRACT
CONTRACT YEAR   PAYMENTS        AMOUNT       WITHDRAWAL TAKEN     BONUS      ANNIVERSARY
-------------   --------   ---------------   ----------------   ---------   ------------
  At issue      $100,000         N/A              $    0        $    0       $100,000(1)
      1                0         N/A                   0         7,000(2)     107,000(3)
      2                0         N/A                   0         7,000        114,000
      3                0         N/A                   0         7,000        121,000
      4                0         N/A                   0         7,000        128,000
      5                0         N/A                   0         7,000        135,000
      6                0         N/A                   0         7,000        142,000
      7                0         N/A                   0         7,000        149,000
      8                0         N/A                   0         7,000        156,000
      9                0         N/A                   0         7,000        163,000
      10               0         N/A                   0         7,000        170,000
      11               0      $8,075(4)            8,075             0        170,000
      12               0       8,075               8,075             0        170,000
      13               0       8,075               8,075             0        170,000
      14               0       8,075               8,075             0        170,000
      15               0       8,075               8,075             0        170,000
      20               0       8,075               8,075             0        170,000

(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 7% of the total Purchase Payments to date (.07 x $100,000 = $7,000).

(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $7,000 = $107,000).


(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the youngest Covered Person's attains age 58 1/2. The Lifetime Income Amount is initially equal to 4.75% of the Benefit Base at that time (.0475 x $170,000 = $8,075).

EXAMPLE 2B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at youngest Covered Person's age 60 (61 in New York), an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.


                                                                                                   LIFETIME
                                                   LIFETIME INCOME                                  INCOME
                                                     AMOUNT AFTER                 BENEFIT BASE    AMOUNT ON
                  PURCHASE    BENEFIT BASE AFTER       PURCHASE      WITHDRAWAL    ON CONTRACT     CONTRACT
CONTRACT YEAR     PAYMENTS     PURCHASE PAYMENT        PAYMENT          TAKEN      ANNIVERSARY   ANNIVERSARY
-------------   -----------   ------------------   ---------------   ----------   ------------   -----------
  At issue      $100,000          $100,000            $4,750               --       $100,000        $4,750
      1           10,000(1)        110,000(1)          5,225(1)        $5,225        110,000         5,225
      2           10,000(2)        114,775(2)          5,452(2)         5,452        114,775         5,452


(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 4.75% of the Benefit Base immediately after the Purchase Payment (.0475 x $110,000 = $5,225).

(2) In the second year, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 + ($10,000 - $5,225) = $114,775). The Lifetime Income Amount is calculated as 4.75% of the Benefit Base immediately after the Purchase Payment (.0475 x $114,775 = $5,451.81).


EXAMPLE 2C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 58 1/2 (61 in New York) of the youngest Covered Person, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no Bonuses. The Benefit Base steps-up at the end of Contract Years 1, 2 and 3.



                                                                     HYPOTHETICAL
                                                                  CONTRACT VALUE ON
                            LIFETIME INCOME                            CONTRACT
                PURCHASE     AMOUNT AFTER                        ANNIVERSARY PRIOR TO      BENEFIT BASE ON
CONTRACT YEAR   PAYMENTS   PURCHASE PAYMENT   WITHDRAWAL TAKEN         RIDER FEE        CONTRACT ANNIVERSARY
-------------   --------   ----------------   ----------------   --------------------   --------------------
   At issue     $100,000           --                 --                    --               $100,000
      1                0       $4,750             $4,750              $102,250                102,250
      2                0        4,857(1)           4,857(1)            104,025                104,025(1)
      3                0        4,941              4,941               105,800                105,800
      4                0        5,026              5,026                94,977(2)             105,800(2)
      5                0        5,026              5,026                79,882                105,800


(1) At the end of Contract Year 1, the Contract Value in this example, $102,250 is greater than the Benefit Base of $100,000. The Benefit Base will Step-up to equal the Contract Value of $102,000. The Lifetime Income Amount will equal 5% of the new Benefit Base (.0475 x $102,000 = $4,856.88).

(2) At the end of Contract Year 4, the Contract Value in this example, $94,977 is less than the Benefit Base of $105,800. The Benefit Base will remain at $105,800.

EXAMPLE 2D. INCOME PLUS FOR LIFE - JOINT LIFE (QUARTERLY STEP-UP REVIEW). THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS AND THE IMPACT OF WITHDRAWALS ON ADDITIONAL PURCHASE PAYMENTS APPLIED TO THE BENEFIT BASE. Assume an initial Purchase Payment of $100,000 at age 60, Additional Purchase Payments in years 2, 13 and 15, an Excess Withdrawal in year 1 and a withdrawal of the Lifetime Income Amount in year 14.

                LIFETIME INCOME                                    HYPOTHETICAL
                 AMOUNT BEFORE      PURCHASE                         CONTRACT                    LIFETIME INCOME
CONTRACT YEAR     TRANSACTION       PAYMENTS    WITHDRAWAL TAKEN       VALUE      BENEFIT BASE        AMOUNT
-------------   ---------------   -----------   ----------------   ------------   ------------   ---------------
   At issue              --       $100,000              --           $100,000      $100,000         $4,750
       1             $4,750              0         $10,000(1)          85,000        89,474(1)       4,250(1)
       2              4,038         10,000(2)            0             93,500        99,474(2)       4,725(2)
      12              4,513              0               0            120,000       120,000          5,700
      13              5,700         10,000(3)            0            130,000       130,000(3)       6,175(3)
      14              6,175              0           6,175            123,825       130,000          6,175
      15              6,175         10,000(4)            0            130,000       133,825(4)       6,357(4)

(1) The withdrawal of $10,000 exceeds the Lifetime Income Amount of $4,750. We will reduce the Benefit Base in the same proportion as the Contract Value is reduced by the withdrawal ($100,000 - $100,000 x $10,000/$95,000 =
     $100,000 - $10,526 = $89,474). We will also reduce the Lifetime Income Amount to equal 4.75% of the new Benefit Base (.0475 x $89,474 = $4,250).

(2) The Additional Purchase Payment of $10,000 in year 2 is the first Payment or Withdrawal since the latest reduction of the Benefit Base, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $99,474 ($89,474 + $10,000). The new Lifetime Income Amount is .0475 x $99,474 =
     $4,725.

(3) The Additional Purchase Payment of $10,000 in year 13 is the first Payment or Withdrawal since the Step-up of the Benefit Base at the end of year 12, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $130,000 ($120,000 + $10,000). The new Lifetime Income Amount is .0475 x $130,000 = $6,175.

(4) The Additional Purchase Payment of $10,000 in year 15 is reduced by the $6,175 Withdrawal since the last increase of the Benefit Base in year 13 by an Additional Purchase Payment. The new Benefit Base equals $133,825 ($130,000 + $10,000 - $6,175). The new Lifetime Income Amount is .0475 x
     $133,825 = $6,357.

EXAMPLE 2E. INCOME PLUS FOR LIFE - JOINT LIFE (ANNUAL STEP-UP REVIEW). THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS AND THE IMPACT OF WITHDRAWALS ON ADDITIONAL PURCHASE PAYMENTS APPLIED TO THE BENEFIT BASE. Assume an initial Purchase Payment of $100,000 at age 60, Additional Purchase Payments in years 2, 13 and 15, an Excess Withdrawal in year 1 and a withdrawal of the Lifetime Income Amount in year 14.

                 LIFETIME INCOME                                    HYPOTHETICAL
                  AMOUNT BEFORE      PURCHASE                         CONTRACT                    LIFETIME INCOME
CONTRACT MONTH     TRANSACTION       PAYMENTS    WITHDRAWAL TAKEN       VALUE      BENEFIT BASE        AMOUNT
--------------   ---------------   -----------   ----------------   ------------   ------------   ---------------
   At issue                        $100,000              --           $100,000      $100,000         $4,750
       1              $4,750              0         $10,000(1)          85,000        85,000(1)       4,038(1)
       2               4,038         10,000(2)            0             93,500        95,000(2)       4,513(2)
      12               4,513              0               0            120,000       120,000          5,700
      13               5,700         10,000(3)            0            130,000       130,000(3)       6,175(3)
      14               6,175              0           6,175            123,825       130,000          6,175
      15               6,175         10,000(4)            0            130,000       133,825(4)       6,357(4)
      16               6,357              0               0            125,000       133,825          6,357


(1) The withdrawal of $10,000 exceeds the Lifetime Income Amount of $4,750. The Benefit Base will be Reset to equal the lesser of the Contract Value after the withdrawal ($85,000) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000). The Lifetime Income Amount will Reset to 4.75% of the new Benefit Base (.0475 x $85,000 = $4,038).

(2) The Additional Purchase Payment of $10,000 in year 2 is the first Payment or Withdrawal since the Reset of the Benefit Base, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $95,000 ($85,000 + $10,000). The new Lifetime Income Amount is .0475 x $95,000 = $4,513.

(3) The Additional Purchase Payment of $10,000 in year 13 is the first Payment or Withdrawal since the Step-up of the Benefit Base at the end of year 12, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $130,000 ($120,000 + $10,000). The new Lifetime Income Amount is .0475 x $130,000 = $6,175.


(4) The Additional Purchase Payment of $10,000 in year 15 is reduced by the $6,175 Withdrawal since the last increase of the Benefit Base in year 13 by an Additional Purchase Payment. The new Benefit Base equals $133,825 ($130,000 + $10,000 - $6,175). The new Lifetime Income Amount is .0475 x
     $133,825 = $6,357.

EXAMPLES 3A, 3B, 3C AND 3D ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL PLUS FOR LIFE OPTIONAL BENEFIT RIDER.


EXAMPLE 3A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS. Assume a single Purchase Payment of $100,000 at Covered Person's age 49 1/2, no Additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 31 years from issue.


                                                                            GUARANTEED
                                                                            WITHDRAWAL
                           GUARANTEED   LIFETIME                             BALANCE
                PURCHASE   WITHDRAWAL    INCOME    WITHDRAWAL              ON CONTRACT
CONTRACT YEAR   PAYMENTS     AMOUNT      AMOUNT       TAKEN      BONUS     ANNIVERSARY
-------------   --------   ----------   --------   ----------   ------     -----------
   At issue     $100,000       N/A         N/A       $    0     $ 0        $100,000(1)
       1               0    $5,000(1)      N/A            0      5,000(2)   105,000(3)
       2               0     5,250(3)      N/A            0      5,000      110,000
       3               0      5,500        N/A            0      5,000      115,000
       4               0      5,750        N/A            0      5,000      120,000
       5               0      6,000        N/A            0      5,000      125,000
       6               0      6,250        N/A            0      5,000      130,000
       7               0      6,500        N/A            0      5,000      135,000
       8               0      6,750        N/A            0      5,000      140,000
       9               0      7,000        N/A            0      5,000      145,000
      10               0      7,250        N/A            0      5,000      150,000
      11               0      7,500     $7,500(4)     7,500          0      142,500
      12               0      7,500      7,500        7,500          0      135,000
      13               0      7,500      7,500        7,500          0      127,500
      14               0      7,500      7,500        7,500          0      120,000
      15               0      7,500      7,500        7,500          0      112,500
      20               0      7,500      7,500        7,500          0       75,000
      25               0      7,500      7,500        7,500          0       37,500
      30               0      7,500      7,500        7,500          0            0
     31+               0          0      7,500        7,500          0            0

(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (.05 x $100,000 = $5,000). The Guaranteed Withdrawal Balance is used to determine the Guaranteed Withdrawal Amount, the Lifetime Income Amount and the rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance. The bonus amount is equal to 5% of the total Purchase Payments to date (.05 x $100,000 = $5,000).


(3) Following a Bonus, the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount are recalculated. The new Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the Bonus increased by the amount of the Bonus ($100,000 + $5,000 = $105,000). The Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the Bonus ($5,000) or 5% of the Guaranteed Withdrawal Balance after the Bonus (.05 x $105,000 = $5,250).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person attains age 58 1/2. The Lifetime Income Amount is initially equal to 5% of the Guaranteed Withdrawal Balance at that time (.05 x $150,000 = $7,500).



EXAMPLE 3B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.

                             BENEFIT       LIFETIME
                               BASE         INCOME                     BENEFIT
                              AFTER      AMOUNT AFTER                  BASE ON       LIFETIME INCOME
                PURCHASE     PURCHASE      PURCHASE     WITHDRAWAL     CONTRACT    AMOUNT ON CONTRACT
CONTRACT YEAR   PAYMENTS     PAYMENT        PAYMENT        TAKEN     ANNIVERSARY       ANNIVERSARY
-------------   --------    ---------    ------------   ----------   -----------   ------------------
   At issue     $100,000    $100,000       $5,000             --       $100,000          $5,000
      1          10,000(1)   110,000(1)     5,500(1)      $5,500        104,500           5,500
      2          10,000(2)   114,500(2)     5,725(2)       5,725        108,775           5,725

(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).


(2) In the second year, there is another Additional Purchase Payment of $10,000. Following the Additional Purchase Payment, the Benefit Base is calculated as the previous Benefit Base plus the amount of the Additional Purchase Payment ($104,500 + 10,000 = $114,500). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).

EXAMPLE 3C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 58 1/2 (59 1/2 in New York), no Additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no Bonuses. The Guaranteed Withdrawal Balance Steps-up at the end of Contract Year 3.



                                                                HYPOTHETICAL
                           GUARANTEED   LIFETIME                  CONTRACT
                           WITHDRAWAL    INCOME                   VALUE ON      GUARANTEED
                             AMOUNT      AMOUNT                   CONTRACT      WITHDRAWAL
                              AFTER       AFTER                  ANNIVERSARY     BALANCE
                PURCHASE    PURCHASE    PURCHASE   WITHDRAWAL     PRIOR TO     ON CONTRACT
CONTRACT YEAR   PAYMENTS     PAYMENT     PAYMENT      TAKEN       RIDER FEE    ANNIVERSARY
-------------   --------   ----------   --------   ----------   ------------   -----------
   At issue     $100,000        --          --           --            --      $100,000
      1                0    $5,000      $5,000       $5,000       $102,000       95,000
      2                0     5,000       5,000        5,000        103,828       90,000
      3                0     5,000       5,000        5,000        105,781      105,781(1)
      4                0     5,289(2)    5,289(2)     5,289         94,946      100,492


(1) At the end of Contract Year 3, the Contract Value in this example, $105,781 is greater than the Guaranteed Withdrawal Balance ($90,000 - $5,000 = $85,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $105,781.

(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $105,781 = $5,289). The Lifetime Income Amount is also recalculated as the greater of (a) the Lifetime Income Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $107,881 = $5,289).


EXAMPLE 3D. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS. Assume the same Purchase Payments and withdrawals as example 3c, but with a withdrawal of $10,000 at the end of year 4.


                                                                HYPOTHETICAL
                           GUARANTEED   LIFETIME                  CONTRACT
                           WITHDRAWAL    INCOME                   VALUE ON      GUARANTEED
                             AMOUNT      AMOUNT                   CONTRACT      WITHDRAWAL
                              AFTER       AFTER                  ANNIVERSARY     BALANCE
                PURCHASE    PURCHASE    PURCHASE   WITHDRAWAL     PRIOR TO     ON CONTRACT
CONTRACT YEAR   PAYMENTS     PAYMENT     PAYMENT      TAKEN       RIDER FEE    ANNIVERSARY
-------------   --------   ----------   --------   ----------   ------------   -----------
   At issue     $100,000        --          --            --            --     $100,000
      1                0    $5,000      $5,000       $ 5,000      $102,000       95,000
      2                0     5,000       5,000         5,000       103,828       90,000
      3                0     5,000       5,000         5,000       105,781      105,781
      4                0     5,289       5,289        10,000        90,235       90,235(1)
      5                0     4,512(1)    4,512(1)      4,512        76,319       85,723

(1) The withdrawal of $10,000 exceeds the Guaranteed Withdrawal Amount and the Lifetime Income Amount of $5,289. The Benefit Base will be reset to equal the lesser of the Contract Value after the withdrawal ($90,235) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($105,781-$10,000 = $95,781). The Guaranteed Income Amount and the Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $90,235 = $4,512).

EXAMPLES 4A, 4B, 4C AND 4D ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP OPTIONAL BENEFIT RIDER.

EXAMPLE 4A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS. Assume a single Purchase Payment of $100,000 at Covered Person's age 48 1/2
(49 1/2 in New York), no Additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 31 years from issue.


                                                                            GUARANTEED
                                                                            WITHDRAWAL
                           GUARANTEED   LIFETIME                             BALANCE
                PURCHASE   WITHDRAWAL    INCOME    WITHDRAWAL              ON CONTRACT
CONTRACT YEAR   PAYMENTS     AMOUNT      AMOUNT       TAKEN      BONUS     ANNIVERSARY
-------------   --------   ----------   --------   ----------   ------     -----------
   At issue     $100,000       N/A         N/A       $    0     $    0     $100,000(1)
      1                0    $5,000(1)      N/A            0      5,000(2)   105,000(3)
      2                0     5,250(3)      N/A            0      5,000      110,000
      3                0     5,500         N/A            0      5,000      115,000
      4                0     5,750         N/A            0      5,000      120,000
      5                0     6,000         N/A            0      5,000      125,000
      6                0     6,250         N/A            0      5,000      130,000
      7                0     6,500         N/A            0      5,000      135,000
      8                0     6,750         N/A            0      5,000      140,000
      9                0     7,000         N/A            0      5,000      145,000
     10                0     7,250         N/A            0      5,000      150,000
     11                0     7,500      $7,500(4)     7,500          0      142,500
     12                0     7,500       7,500        7,500          0      135,000
     13                0     7,500       7,500        7,500          0      127,500
     14                0     7,500       7,500        7,500          0      120,000
     15                0     7,500       7,500        7,500          0      112,500
     20                0     7,500       7,500        7,500          0       75,000
     25                0     7,500       7,500        7,500          0       37,500
     30                0     7,500       7,500        7,500          0            0
     31+               0         0       7,500        7,500          0            0

(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (.05 x $100,000 = $5,000). The Guaranteed Withdrawal Balance is used to determine the Guaranteed Withdrawal Amount, the Lifetime Income Amount and the rider fee. It is not available for withdrawal as a lump sum.


(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Guaranteed Withdrawal Balance. The Bonus amount is equal to 5% of the total Purchase Payments to date (.05 x $100,000 = $5,000).

(3) Following a bonus, the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount are recalculated. The new Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the Bonus increased by the amount of the Bonus ($100,000 + $5,000 = $105,000). The Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the Bonus ($5,000) or 5% of the Guaranteed Withdrawal Balance after the Bonus (.05 x $105,000 = $5,250).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person's attains age 58 1/2 (59 1/2 in New York). The Lifetime Income Amount is initially equal to 5% of the Guaranteed Withdrawal Balance at that time (.05 x $150,000 = $7,500).

EXAMPLE 4B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.

                             BENEFIT       LIFETIME
                               BASE         INCOME                     BENEFIT
                              AFTER      AMOUNT AFTER                  BASE ON       LIFETIME INCOME
                PURCHASE     PURCHASE      PURCHASE     WITHDRAWAL     CONTRACT    AMOUNT ON CONTRACT
CONTRACT YEAR   PAYMENTS     PAYMENT        PAYMENT        TAKEN     ANNIVERSARY       ANNIVERSARY
-------------   --------    ---------    ------------   ----------   -----------   ------------------
   At issue     $100,000    $100,000       $5,000             --       $100,000          $5,000
      1          10,000(1)   110,000(1)     5,500(1)      $5,500        104,500           5,500
      2          10,000(2)   114,500(2)     5,725(2)       5,725        108,775           5,725

(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + 10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).


(2) In the second year, there is another Additional Purchase Payment of $10,000. Following the Additional Purchase Payment, the Benefit Base is calculated as the previous Benefit Base plus the amount of the Additional Purchase Payment ($104,500 +$10,000 = $114,500). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).

EXAMPLE 4C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 60, no Additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no Bonuses. The Guaranteed Withdrawal Balance Steps-up at the end of Contract Years 1, 2 and 3.


                                                                HYPOTHETICAL
                           GUARANTEED   LIFETIME                  CONTRACT
                           WITHDRAWAL    INCOME                   VALUE ON      GUARANTEED
                             AMOUNT      AMOUNT                   CONTRACT      WITHDRAWAL
                              AFTER       AFTER                  ANNIVERSARY     BALANCE
                PURCHASE    PURCHASE    PURCHASE   WITHDRAWAL     PRIOR TO     ON CONTRACT
CONTRACT YEAR   PAYMENTS     PAYMENT     PAYMENT      TAKEN       RIDER FEE    ANNIVERSARY
-------------   --------   ----------   --------   ----------   ------------   -----------
   At issue     $100,000        --           --          --             --     $100,000
      1                0    $5,000       $5,000      $5,000       $102,000      102,000(1)
      2                0     5,100(2)     5,100       5,100        103,514      103,514
      3                0     5,176        5,176       5,176        105,020      105,020
      4                0     5,251        5,251       5,251         94,012       99,769

(1) At the end of Contract Year 1, the Contract Value in this example, $102,000 is greater than the Guaranteed Withdrawal Balance ($10,000 - $5,000 = $95,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $102,000.

(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $102,000 = $5,100).

EXAMPLE 4D. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS. Assume the same Purchase Payments and withdrawals as example 4c, but with a withdrawal of $10,000 at the end of year 4.

                                                                HYPOTHETICAL
                           GUARANTEED   LIFETIME                  CONTRACT
                           WITHDRAWAL    INCOME                   VALUE ON      GUARANTEED
                             AMOUNT      AMOUNT                   CONTRACT      WITHDRAWAL
                              AFTER       AFTER                  ANNIVERSARY     BALANCE
                PURCHASE    PURCHASE    PURCHASE   WITHDRAWAL     PRIOR TO     ON CONTRACT
CONTRACT YEAR   PAYMENTS     PAYMENT     PAYMENT      TAKEN       RIDER FEE    ANNIVERSARY
-------------   --------   ----------   --------   ----------   ------------   -----------
   At issue     $100,000        --          --            --            --     $100,000
      1                0    $5,000      $5,000       $ 5,000      $102,000      102,000
      2                0     5,100       5,100         5,100       103,514      103,514
      3                0     5,176       5,176         5,176       105,020      105,020
      4                0     5,251       5,251        10,000        89,263       89,263(1)
      5                0     4,463(1)    4,463(1)      4,463        75,307       84,800

(1) The withdrawal of $10,000 exceeds the Guaranteed Withdrawal Amount and the Lifetime Income Amount of $5,251. The Benefit Base will be reset to equal the lesser of the Contract Value after the withdrawal ($89,263) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($105,020 - $10,000 = $95,020). The Guaranteed Income Amount and the Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $89,263 = $4,463).

EXAMPLES 5A, 5B, 5C, 5D AND 5E ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL RETURNS OPTIONAL BENEFIT RIDER. These illustrations are not representative of future performance under your Contract, which may be higher or lower than the amounts shown.


EXAMPLE 5A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF IMMEDIATE WITHDRAWALS OF THE GUARANTEED WITHDRAWAL AMOUNT. Assume a single Purchase Payment of $100,000, no Additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken in each of the first 12 Contract Years and there are no Step-ups.


                                                      GUARANTEED
                                                      WITHDRAWAL
                           GUARANTEED                  BALANCE
                PURCHASE   WITHDRAWAL   WITHDRAWAL   ON CONTRACT
CONTRACT YEAR   PAYMENTS     AMOUNT      TAKEN(2)     ANNIVERSARY
-------------   --------   ----------   ----------   -----------
   At issue     $100,000     $8,000           --      $100,000(1)
       1               0      8,000       $8,000        92,000(3)
       2               0      8,000        8,000        84,000
       3               0      8,000        8,000        76,000
       4               0      8,000        8,000        68,000
       5               0      8,000        8,000        60,000
      10               0      8,000        8,000        20,000
      12               0      8,000        8,000         4,000
      13               0      8,000        4,000             0(4)

(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Guaranteed Withdrawal Balance (.08 x $100,000 = $8,000).

(2)  In this example, withdrawals each year equal the Guaranteed Withdrawal
     Amount.

(3) Since the withdrawal taken is equal to the Guaranteed Withdrawal Amount, following the withdrawal the Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the withdrawal decreased by the amount of the withdrawal ($100,000 - $8,000 = $92,000).

(4) In this example, withdrawals equal to the Guaranteed Withdrawal Amount were taken each year for 12 years. At the end of 12 years, the Guaranteed Withdrawal Balance is $4,000. The withdrawal of $4,000 in the next year reduced the Guaranteed Withdrawal Balance to $0 and the Rider will terminate.


EXAMPLE 5B. THIS EXAMPLE ILLUSTRATES THE IMPACT OF IMMEDIATE WITHDRAWALS THAT ARE LESS THAN GUARANTEED WITHDRAWAL AMOUNT FOR THE FIRST 5 YEARS AND EQUAL THE GUARANTEED WITHDRAWAL AMOUNT THEREAFTER. Assume a single Purchase Payment of $100,000, no Additional Purchase Payments are made, and there are no Step-ups.


                                                      GUARANTEED
                                                      WITHDRAWAL
                           GUARANTEED                  BALANCE
                PURCHASE   WITHDRAWAL   WITHDRAWAL   ON CONTRACT
CONTRACT YEAR   PAYMENTS     AMOUNT      TAKEN(1)     ANNIVERSARY
-------------   --------   ----------   ----------   -----------
   At issue     $100,000     $8,000           --      $100,000
       1               0      8,000       $6,000        94,000(2)
       2               0      8,000        6,000        88,000
       3               0      8,000        6,000        82,000
       4               0      8,000        6,000        76,000
       5               0      8,000        6,000        70,000
      10               0      8,000        8,000        30,000
      14               0      8,000        8,000         6,000
      15               0      8,000        6,000             0(3)

(1) In this example, withdrawals in the first 5 years are less than the Guaranteed Withdrawal Amount.

(2) Since the withdrawal taken is less than the Guaranteed Withdrawal Amount, following the withdrawal the Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the withdrawal decreased by the amount of the withdrawal ($100,000 - $6,000 = $94,000).

(3) In this example, in year 15 the remaining Guaranteed Withdrawal Balance is less than the Guaranteed Withdrawal Amount. The final withdrawal equal to the Guaranteed Withdrawal Balance will deplete the Guaranteed Withdrawal Balance to zero and the Rider will terminate.

EXAMPLE 5C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING 10 YEARS TO BEGIN WITHDRAWALS IN A DECLINING MARKET. Assume a single Purchase Payment of $100,000 and no Additional Purchase Payments are made.



                                                      GUARANTEED                              CONTRACT
                                                      WITHDRAWAL    CONTRACT                    VALUE
                           GUARANTEED                  BALANCE       VALUE                      AFTER
                PURCHASE   WITHDRAWAL   WITHDRAWAL   ON CONTRACT    PRIOR TO                ACCUMULATION
CONTRACT YEAR   PAYMENTS     AMOUNT        TAKEN     ANNIVERSARY   RIDER FEE    RIDER FEE      BENEFIT
-------------   --------   ----------   ----------   -----------   ---------    ---------   ------------
   At issue     $100,000     $8,000           --       $100,000    $100,000        $500             --
       1               0      8,000       $    0        100,000      98,000         500             --
       2               0      8,000            0        100,000      98,586         500             --
       3               0      8,000            0        100,000      96,782         500             --
       4               0      8,000            0        100,000      93,477         500             --
       5               0      8,000            0        100,000      97,594         500             --
      10               0      8,000            0        100,000      85,531(1)      500       $100,000
      11               0      8,000        8,000         92,000      92,709         500             --


(1) At the end of Contract Year 10, the Contract Value in this example, $85,531, is less than the First Year Purchase Payment of $100,000 and the Contract Value plus Principal Returns Rider fees, ($85,531 + $4,500). The Contract Value will be adjusted to equal the First Year Purchase Payments of $100,000.


EXAMPLE 5D. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS AND WAITING 10 YEARS TO BEGIN WITHDRAWALS IN AN UP MARKET. Assume a single Purchase Payment of $100,000 and no Additional Purchase Payments are made.

                                                      GUARANTEED                              CONTRACT
                                                      WITHDRAWAL    CONTRACT                    VALUE
                           GUARANTEED                  BALANCE       VALUE                      AFTER
                PURCHASE   WITHDRAWAL   WITHDRAWAL   ON CONTRACT    PRIOR TO                ACCUMULATION
CONTRACT YEAR   PAYMENTS     AMOUNT        TAKEN     ANNIVERSARY   RIDER FEE    RIDER FEE      BENEFIT
-------------   --------   ----------   ----------   -----------   ---------    ---------   ------------
   At issue     $100,000   $ 8,000             --    $100,000       $100,000         --            --
       1               0     8,000        $     0     100,000        107,000       $500            --
       2               0     8,000              0     100,000        114,077        500            --
       3               0     8,000              0     121,628(1)     121,628        500            --
       4               0     9,730(2)           0     121,628        115,169        608            --
       5               0     9,730              0     121,628        103,105        608            --
      10               0    10,984              0     151,406(3)     146,258        686      $151,406(3)
      11               0    12,112         12,112     150,066        150,066        757            --


(1) At the end of Contract Year 3, the Contract Value in this example, $121,628 is greater than the Guaranteed Withdrawal Balance ($100,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $121,628.

(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up ($8,000) or (b) 8% of the Guaranteed Withdrawal Balance after the Step-up (.08 x $121,628 = $9,730).


(3) Since there are no withdrawal in years 1 through 10, at the end of year the Contract Value will be increased to equal the greater of the First Year Purchase Payments, $100,000 or the Contract Value plus the total of the Principal Returns Rider fees to date ($146,258 + $5,148 = $151,406). The Guaranteed Withdrawal Balance will Step-up to equal the new Contract Value of $151,406.

EXAMPLE 5E. THIS EXAMPLE ILLUSTRATES THE IMPACT OF ADDITIONAL PURCHASE PAYMENTS AND EXCESS WITHDRAWALS. Assume a single Purchase Payment of $100,000, an Additional Purchase Payment of $10,000 in year 2, there is an automatic Step-up of the Guaranteed Withdrawal Balance at the end of Contract Year 3 because of hypothetical investment gains, withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the Guaranteed Withdrawal Amount is taken at the end of Contract Year 5 (resulting in a Reset).

                               GUARANTEED WITHDRAWAL                      HYPOTHETICAL CONTRACT VALUE ON         GUARANTEED
CONTRACT                       AMOUNT AFTER PURCHASE                       CONTRACT ANNIVERSARY PRIOR TO   WITHDRAWAL BALANCE ON
  YEAR     PURCHASE PAYMENTS          PAYMENT          WITHDRAWAL TAKEN              RIDER FEE              CONTRACT ANNIVERSARY
--------   -----------------   ---------------------   ----------------   ------------------------------   ---------------------
At issue      $100,000                       --                --                          --                     $100,000
    1                0                   $8,000           $ 8,000                     $99,000                       92,000
    2           10,000(1)                 8,160(1)          8,000                      97,347                       83,840
    3                0                    8,160             8,000                      95,542                       95,542
    4                0                    8,160             8,000                      82,283                       87,382
    5                0                    8,160           $10,000(2)                   63,625                       63,625

(1) In this example, there is an Additional Purchase Payment at the beginning of the second Contract Year. Prior to that Purchase Payment the Guaranteed Withdrawal Amount is $8,000. Following the Additional Purchase Payment, the Guaranteed Withdrawal Amount is calculated as the lesser of (a) 8% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment (.08 x ($92,000 + $10,000) = $8,160) or (b) the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus 8% of the Purchase Payment ($8,000+ (.08 x $10,000)) =$8,800).

(2) At the end of year 5, there is a withdrawal of $10,000 which is greater than the Guaranteed Withdrawal Amount. Since this is an Excess Withdrawal, the Guaranteed Withdrawal Balance will be Reset to the lesser of (a) the Contract Value after the withdrawal ($63,625) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal (87,382- $10,000 = $77,382). Since the Guaranteed Withdrawal Balance was Reset, the Guaranteed Withdrawal Amount will be Reset. The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($8,160) or (b) 8% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (.08 x $63,625 = $5,090).

                        APPENDIX C: Qualified Plan Types

TRADITIONAL IRAS

Individual Retirement Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the required minimum distribution rules.

Distributions

In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a Contract not purchased under a Qualified Plan, you may incur an additional 10% penalty tax if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the distribution.

The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner attains age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner's age and the value of the Contract, taking into account both the account balance and, in 2006 and subsequent years, the actuarial present value of other benefits provided under the Contract.

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain respects.

Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

     -    made after the Owner attains age 59 1/2;

     -    made after the Owner's death;

     -    attributable to the Owner being disabled; or

     -    a qualified first-time homebuyer distribution within the meaning of
          Section 72(t)(2)(F) of the Code.

In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. A Roth IRA may (subject to constraints explained below under "Conversion or Direct Rollover to a Roth IRA") accept a "qualified rollover contribution" from another Roth IRA, a traditional IRA, a qualified retirement plan described in Section 401(a) or 403(a) of the Code, a tax-sheltered annuity contract described in Section 403(b) of the Code, or an eligible deferred compensation plan maintained by a governmental employer under Section 457(b) of the Code.

If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the Federal income tax treatment of a Roth IRA. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.

Conversion or Direct Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA or, beginning in 2008, directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:

     -    you have adjusted gross income over $100,000; or

     -    you are a married taxpayer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If the converted or rollover amount is held in an annuity contract issued by us, we may have to withhold (make a contract withdrawal and remit to the IRS) up to 20% of the taxable gain in the contract. This amount withheld could reduce the benefit value of any elected optional guarantee rider, in a proportion determined by the rider. You may find it advantageous to pay the tax due on the conversion from resources outside of the annuity contract in order to avoid any benefit reduction. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.

SIMPLE IRA PLANS

In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed 100 or fewer employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA, except that (i) tax free rollovers may be made from a SIMPLE IRA plan only to another SIMPLE IRA plan during the first two years of participation in the plan; and (ii) the penalty tax on early distribution from a SIMPLE IRA plan that occurs during the first two years of participation is 25%, instead of 10%. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT TAX ADVICE.

SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS)

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP-IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

TAX-SHELTERED ANNUITIES

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. These Contracts are commonly referred to as "tax-sheltered annuities." PURCHASERS OF THE CONTRACTS FOR SUCH PURPOSES SHOULD SEEK COMPETENT ADVICE AS TO ELIGIBILITY, LIMITATIONS ON PURCHASE PAYMENTS, AND OTHER TAX CONSEQUENCES. In particular, purchasers should note that the Contract provides death benefit options that may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the Owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If a Contract is issued with a death benefit or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made.

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

     - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

     -    earnings on those contributions; and

     - earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account.)

Final regulations concerning tax sheltered annuity contracts became effective on July 26, 2007, but are generally applicable for tax years beginning after December 31, 2008. These regulations require the employer to adopt a written defined contribution plan which, in both form and operation, satisfies the requirements of the regulations. The regulations specify that any transfer of a 403(b) annuity contract for another 403(b) annuity contract occurring after September 24, 2007 will not be treated as a taxable distribution providing the employer and the company issuing the new contract have agreed to share information concerning the employee's employment status, hardship distributions and loans, if any.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS

Sections 401(a) and 403(a) of the code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh", permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The Contract provides death benefit options that in certain circumstances may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If the Contract is issued with certain death benefits or benefits provided under an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT ADVICE.

Minimum distribution to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70 1/2 or, if later, retires. In the case of an employee who is a 5 percent Owner as defined in Code section 416, the required beginning date is April 1 of the year following the calendar year in which employee reaches age 70 1/2.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for Federal income tax purposes.

A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency).

When we make payments under your Contract, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

                APPENDIX D: Additional Availability of Guaranteed
                       Minimum Withdrawal Benefit Riders

Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders

This section describes the conditions under which you may elect to exchange an existing guaranteed minimum withdrawal benefit Rider to your Contract for one of the following optional guaranteed minimum withdrawal benefit Riders after you purchase a Contract:


     - Income Plus for Life (Quarterly Step-up Review) (if available in your state on your Anniversary; otherwise Income Plus for Life (Annual Step-up Review)); or

     - Income Plus for Life - Joint Life (Quarterly Step-up Review) (if available in your state on your Anniversary; otherwise Income Plus for Life - Joint Life (Annual Step-up Review)); or

     - Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-up; or

     -    Principal Returns.

Any exchange of Riders is subject to the availability of the new Rider and/or this exchange program in your state. Income Plus for Life - Joint Life (Annual Step-up Review) is not available for Non-Qualified contracts in New Jersey.


DO I NEED TO SATISFY ANY CONDITIONS TO PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

Yes, we impose several conditions:

     - Exchange of existing guaranteed minimum withdrawal benefit Rider - If you elect to purchase a new guaranteed minimum withdrawal benefit Rider for use with a previously issued Contract, your Contract must have a guaranteed minimum withdrawal benefit Rider in effect. We will terminate the existing guaranteed minimum withdrawal benefit Rider when you purchase a new guaranteed minimum withdrawal benefit Rider.

You may lose guaranteed lifetime income benefits, "accumulation benefits," "Bonuses," "Target Amount adjustments" and "Step-ups" under your existing guaranteed minimum withdrawal benefit Rider if you purchase a new guaranteed minimum withdrawal benefit Rider.

     - No withdrawal charges in excess of $500 - You may not purchase a new guaranteed minimum withdrawal benefit if the withdrawal charges under your Contract are greater than $500. You may need to wait until the withdrawal charges applicable to your Contract, if any, decline to $500 or less during the withdrawal charge period specified in your Contract. (We restart any withdrawal charge period specified in your Contract each time you make an Additional Purchase Payment.) Your purchase of a new guaranteed minimum withdrawal benefit Rider will not impact the withdrawal charges, if any, that we may impose under your Contract.

You should review the annuity prospectus and the Contract you purchased to determine the amount and duration of any remaining withdrawal charges under your Contract.

     - Investment Option Restrictions - You must invest 100% of your Contract Value at all times after you purchase a new guaranteed minimum withdrawal benefit Rider in one or more of the Investment Options we make available for that Rider. Your existing guaranteed minimum withdrawal benefit Rider may permit you to invest in Investment Options that are not available under a new guaranteed minimum withdrawal benefit Rider. If you choose to purchase a new guaranteed minimum withdrawal benefit Rider, none of your Contract Value may remain in any previously "restricted" Investment Option. You must transfer your Contract Value out of any Investment Option that is not available under a new guaranteed minimum withdrawal benefit Rider before you can purchase the new Rider.

For more information regarding the currently available Investment Options for guaranteed minimum withdrawal benefit Riders, please see "VI. Optional Benefits." You should consult with your registered representative to assist you in determining which available individual Investment Option(s) or Model Allocation under a new guaranteed minimum withdrawal benefit Rider is best suited for your financial needs and risk tolerance.


     - Age Restrictions - Once you turn 81, you will not be eligible to purchase a new guaranteed minimum withdrawal benefit Rider. You and your spouse must both be less than age 81 to purchase a new Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider.


     - Settlement Phase Restriction - Your Contract must not be in the "Settlement Phase" under an existing guaranteed minimum withdrawal benefit Rider for you to elect to purchase a new guaranteed minimum withdrawal benefit Rider.

          The "Settlement Phase" occurs only when your Contract Value declines to zero and your existing guaranteed minimum withdrawal benefit Rider still has guaranteed benefits.


     - Different Rider - You cannot exchange your existing guaranteed minimum withdrawal benefit Rider for the same type of guaranteed minimum withdrawal benefit Rider (i.e., Income Plus for Life (Quarterly Step-up Review) for Income Plus for Life (Quarterly Step-up Review); Income Plus for Life - Joint Life (Quarterly Step-up Review) for Income Plus for Life - Joint Life (Quarterly Step-up Review); Principal Plus for Life for Principal Plus for Life; Principal Plus for Life Plus Automatic Annual Step-up for Principal Plus for Life Plus Automatic Annual Step-up; or Principal Returns for Principal Returns) unless we agree otherwise.


     - State of Issue Restriction - You may purchase a guaranteed minimum withdrawal benefit Rider only if it is then available in the state where we issued your Contract. You can find out if an optional guaranteed minimum withdrawal benefit Rider is available in the state where we issued your Contract by contacting our Annuities Service Office at 1-800-344-1029, or in New York State, 1-800-551-2078.


     - Availability of Offer - We reserve the right to suspend, modify, or terminate our offer of any guaranteed minimum withdrawal benefit Rider at any time. We also reserve the right to refuse to issue any new guaranteed minimum withdrawal benefit Rider at our sole discretion.


Before you purchase a new guaranteed minimum withdrawal benefit Rider:

     - compare the fees, benefits and restrictions of any existing guaranteed minimum withdrawal benefit Rider to your Contract with the fees, benefits and restrictions of the new Rider; and


     - consult with your registered representative to determine if the new Rider is appropriate for your needs and financial circumstances.

WHEN CAN I ELECT TO PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?


We provide a thirty day "Election Period" following each Contract Anniversary (assuming any withdrawal charges are $500 or less at that time) for you to elect a new guaranteed minimum withdrawal benefit Rider. You must submit all required paperwork in good order to our Annuities Service Center during the Election Period to elect to purchase a new guaranteed minimum withdrawal benefit Rider.

We also provide a thirty day Election Period in certain circumstances for a Beneficiary to elect to purchase a guaranteed minimum withdrawal benefit Rider following the death of an Owner in exchange for a then existing Rider. Under our current administrative procedures, you cannot exchange an existing guaranteed minimum withdrawal benefit Rider for a new Rider during the first Contract Year.

We may change our administrative procedures from time to time to increase or decrease an Election Period, or to permit other election periods during a Contract Year.

HOW DOES MY PURCHASE OF A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER AFFECT RIDER FEES?

We charge you the annual Rider fee under your existing guaranteed minimum withdrawal benefit Rider for coverage during the immediately preceding Contract Year. The date we assess this fee (i.e., a Contract Anniversary) may coincide with the date on which you qualify to purchase a new guaranteed minimum withdrawal benefit Rider (i.e., the start of an Election Period). If you purchase a new guaranteed minimum withdrawal benefit Rider, we will charge you the annual fee for the new Rider on the next succeeding Contract Anniversary and on each Contract Anniversary after that while the new Rider is in force (we may impose the new Rider fee earlier if you surrender your Contract).

The amount of the Rider fee we impose may change, depending on the Rider you elect to purchase:


                                                  INCOME PLUS
                 INCOME PLUS     INCOME PLUS       FOR LIFE -
                  FOR LIFE         FOR LIFE        JOINT LIFE
                 (QUARTERLY       (QUARTERLY       (QUARTERLY                    INCOME PLUS              PRINCIPAL PLUS
                   STEP-UP         STEP-UP          STEP-UP       INCOME PLUS     FOR LIFE -               FOR LIFE PLUS
FEES DEDUCTED      REVIEW)          REVIEW)         REVIEW)         FOR LIFE      JOINT LIFE   PRINCIPAL     AUTOMATIC
FROM CONTRACT  (issued outside  (issued in New  (issued outside  (ANNUAL STEP-  (ANNUAL STEP-     PLUS     ANNUAL STEP-   PRINCIPAL
   VALUE(1)       New York)          York)         New York)       UP REVIEW)     UP REVIEW)    FOR LIFE        UP         RETURNS
-------------  ---------------  --------------  ---------------  -------------  -------------  ---------  --------------  ---------
Maximum
   Fee(2)           1.20%            1.20%            1.20%           1.20%          1.20%       0.75%         1.20%        0.95%
Current Fee         0.75%            0.70%            0.75%           0.60%          0.60%       0.40%         0.55%        0.50%

(1) Fees are shown as a percentage of the "Adjusted Benefit Base" for Income Plus for Life Series and as a percentage of the "Adjusted Guaranteed Withdrawal Balance" for Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Returns.

(2) We reserve the right to increase the current fee shown to the maximum fee in the event of a Step-up of the "Benefit Base" (Income Plus for Life Series) or "Guaranteed Withdrawal Balance" (Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up or Principal Returns) to equal the Contract Value.

Please see "VI. Optional Benefits" for additional information on the fee for each guaranteed minimum withdrawal benefit Rider.


WILL I BE ABLE TO WITHDRAW THE SAME AMOUNT UNDER A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER AS I CAN UNDER MY EXISTING GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?


Your ability to withdraw your Contract Value at any time does not change. We will decrease amounts guaranteed under each of our guaranteed minimum withdrawal benefit Riders, however, if your withdrawals exceed the annual amount permitted under that Rider. Since the amount "permitted" to be withdrawn each year differs, depending on the Rider you elect to purchase, the amount you can withdraw without reduction may be more or less than the amount you can withdraw without a reduction under your existing guaranteed minimum withdrawal benefit Rider.

The amount "permitted" to be withdrawn each year is, in most cases, the annual guaranteed amount under the new Rider. We calculate the initial annual guaranteed amount based on your Contract Value at the beginning of the Election Period ($5 million maximum). The initial annual guarantee amount may be more or less than the guarantee under your existing guaranteed minimum withdrawal benefit Rider. The amount will vary, depending on the new Rider you elect to purchase, as shown in the following table:

                                 INCOME PLUS    INCOME PLUS                     PRINCIPAL PLUS FOR LIFE
  INITIAL ANNUAL GUARANTEE ON      FOR LIFE   FOR LIFE - JOINT  PRINCIPAL PLUS       PLUS AUTOMATIC       PRINCIPAL
           NEW RIDER                SERIES      LIFE SERIES        FOR LIFE          ANNUAL STEP-UP        RETURNS
  ---------------------------    -----------  ----------------  --------------  -----------------------  ----------
Guaranteed Withdrawal Amount(1)      Not            Not             5.0% of         5.0% of Contract      8.0% of
                                  applicable     applicable        Contract              Value            Contract
                                                                     Value                                 Value
Lifetime Income Amount(2)          5.0% of        4.75% of          5.0% of         5.0% of Contract        Not
                                   Contract       Contract         Contract              Value           applicable
                                    Value          Value             Value

(1) Amounts shown are for Contract Value at the beginning of the Election Period (i.e., the Contract Anniversary) in which you purchase a new Rider. The maximum Guaranteed Withdrawal Amount for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up is $250,000. The maximum Guaranteed Withdrawal Amount for Principal Returns is $400,000.

(2) Amounts shown are for Contract Value at the beginning of the Election Period (i.e., the Contract Anniversary) in which you purchase a new Rider. We calculate the initial Lifetime Income Amount when you purchase the Rider only if the Covered Person (younger spouse for Income Plus for Life - Joint Life (Quarterly Step-up Review)) is at least 58 1/2 at that time. Otherwise, we will calculate a Lifetime Income Amount on the Lifetime Income Date described in the annuity prospectus. The maximum Lifetime Income Amount for Income Plus for Life (Quarterly Step-up Review), Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up is $250,000. The maximum Lifetime Income Amount for Income Plus for Life - Joint Life (Quarterly Step-up Review) is $237,500.

Please see "VI. Optional Benefits" for additional information about reductions and the annual "permitted" amounts under a new guaranteed minimum withdrawal benefit Rider.


We will decrease amounts guaranteed under a guaranteed minimum withdrawal benefit Rider if you take annual withdrawals that exceed the annual amount permitted under that Rider. The annual permitted amount under a new Rider may be more or less than that permitted under your existing guaranteed minimum withdrawal benefit Rider.

WHAT OTHER BENEFITS DO YOU CALCULATE WHEN I PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?


If you purchase a guaranteed minimum withdrawal benefit Rider for an existing Contract, we will calculate other benefits under the new Rider measured from the start of the Election Period. These benefits differ by Rider and may be more or less than other benefits under your existing guaranteed minimum withdrawal benefit Rider:

     - Bonuses. For Contracts issued outside of New York, each time you qualify for the Lifetime Income Bonus applicable to Income Plus for Life (Quarterly Step-up Review) or Income Plus for Life - Joint Life (Quarterly Step-up Review), we will increase the Benefit Base by a Bonus. The Bonus will be equal to:

               - 7% of total Purchase Payments to your Contract if we did not previously Step-up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise

               - 7% of the Benefit Base immediately after the latest Step-up (if greater than the amount used to calculate the previous Bonus) or reduction of the Benefit Base (if less than the amount used to calculate the previous Bonus), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or reduction. This means that a Bonus will not decrease after the latest Step-up and will not increase after the latest reduction.

          For Contracts issued in New York, the Bonus will be equal to:

               - 6% of total Purchase Payments to your Contract, if we did not previously Step-up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise

               - 6% of the Benefit Base immediately after the latest Step-up (if greater than the amount used to calculate the previous Bonus) or reduction of the Benefit Base (if less than the amount used to calculate the previous Bonus), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or reduction. This means that a Bonus will not decrease after the latest Step-up and will not increase after the latest reduction.

               - During the Lifetime Income Bonus Period, if you take no withdrawals in a Contract Year that begins on or after you attain age 61, the Bonus rate on the following Contract Anniversary will be 7%.

Bonuses are credited on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. We will not apply any Lifetime Income Bonus, however, to the extent it would increase the Benefit Base to an amount in excess of the maximum Benefit Base of $5 million.

For additional details on how the Bonus is credited, please see Example 1a. in Appendix B: "Guaranteed Minimum Withdrawal Benefit Examples."

     - "Target Amount" Adjustment (Income Plus for Life (Quarterly Step-up Review), Income Plus for Life - Joint Life (Quarterly Step-up Review)). We establish the "Target Date" for the "Target Amount" adjustment (described in the "Income Plus for Life (Quarterly Step-up Review) Series" section of "VI. Optional Benefits") as the later of the end of the first 10 Contract Years following your purchase of the new Rider or the Contract Anniversary on or next following the date the Covered Person (the younger Covered Person, in the case of Income Plus for Life - Joint Life (Quarterly Step-up Review)) attains age 69.

     - Accumulation Benefit (Principal Returns). We will establish the "Accumulation Benefit" (described in the Principal Returns Rider section in "VI. Optional Benefits") on the 10th Contract Anniversary following your purchase of the new Rider.


Impact of Purchase Payments

Since the initial guarantees and other benefits under a new guaranteed minimum withdrawal benefit Rider reflect your Contract Value at the time of purchase, the amount we guarantee under a new Rider may be more or less than the amount of any Purchase Payments made before you purchased the new Rider. Please see "VI. Optional Benefits" for additional information about "Step-ups" and the impact of Additional Purchase Payments you make after you elect to purchase a new Rider.

WHAT IS THE IMPACT OF A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER ON THE DEATH BENEFIT UNDER MY CONTRACT?

Effect of withdrawals


We reduce the death benefit payable under your Contract each time you make a withdrawal. If you purchase an Income Plus for Life (Quarterly Step-up Review) or an Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider, we will reduce the death benefit on a pro rata basis. If you purchase an Income Plus for Life (Annual Step-up Review) or an Income Plus for Life - Joint Life (Annual Step-up Review) Rider, we will reduce the death benefit on a dollar for dollar basis if you limit your annual withdrawals (including applicable withdrawal charges, if any) to the Lifetime Income Amount for that Rider. If you take annual withdrawals in excess of that amount, we will deduct the entire amount of that withdrawal on a "pro rata" basis (i.e., we reduce the death benefit by a percentage equal to the ratio of the withdrawal amount divided by your Contract Value prior to the withdrawal.) We reduce the death benefit on a pro rata basis under Contracts with a Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up or a Principal Returns Rider. Please see "VI. Optional Benefits" for additional information on the effect of withdrawals under a guaranteed minimum withdrawal benefit Rider.


Continuation of Contract after death benefits become payable

Coverage under any of our guaranteed minimum withdrawal benefit Riders ends if the Beneficiary takes the death benefit as a lump sum. In certain circumstances, a Beneficiary may elect to continue a Contract in force after a death benefit becomes payable in lieu of taking the death benefit as a lump sum. The amount of coverage under a guaranteed minimum withdrawal benefit Rider will vary in these circumstances, depending on the Rider you elect to purchase and whether the Beneficiary under the Contract is a spouse (a "spousal Beneficiary"), or someone other than the spouse (a "non-spousal Beneficiary") of the deceased Owner (or deemed "Owner" if the Owner is a non-natural person).

CIRCUMSTANCES WHEN COVERAGE ENDS. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under each guaranteed minimum withdrawal benefit Rider ends as described in its respective section in "VI. Optional Benefits."

CIRCUMSTANCES WHEN COVERAGE MAY CONTINUE. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under each guaranteed minimum withdrawal benefit Rider may continue as described in its respective section in "VI. Optional Benefits."

If death occurs during a Rider's "Settlement Phase," however, the only benefits we provide are the remaining settlement payments that may become due under the Rider.

You should carefully review and compare the impact on death benefits under your current guaranteed minimum withdrawal benefit Rider to the impact on death benefits under a different guaranteed minimum withdrawal benefit Rider.

          APPENDIX E: Additional Information about Income Plus for Life
                         (Annual Step-up Review) Series

This Appendix provides information about a version of the Income Plus for Life Series that we make available in cases where the Income Plus for Life (Quarterly Step-up Review) and/or Income Plus for Life - Joint Life (Quarterly Step-up Review) is unavailable. Please contact the John Hancock Annuities Service Center at 1-800-344-1029 (in NY: 1-800-551-2078) for current information about the version of the Income Plus for Life Series that is available in your state.

We refer to the Income Plus for Life (Annual Step-up Review) and Income Plus for Life - Joint Life (Annual Step-up Review) Riders collectively as the "INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) SERIES" Riders.

The general description of our guaranteed minimum withdrawal benefit Riders contained in "VI. Optional Benefits" also applies to the Income Plus for Life (Annual Step-up Review) Series. In particular, you should read the sections on:

     -    Availability, including age restrictions,

     - Restrictions on Purchase Payments, and Impact of Additional Purchase Payments on Benefit Base and Lifetime Income Amount,

     - Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments,

     -    Additional Annuity Options,

     -    Tax Considerations, and

     -    Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders

FEE FOR INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) SERIES RIDERS. The fee is equal to 0.60% of the "Adjusted Benefit Base." The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the fee for either of these Riders on the effective date of each Step-up. In such a situation, neither fee will ever exceed 1.20%.

FEATURES OF INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) SERIES RIDERS

Income Plus for Life (Annual Step-up Review) Series Riders provide a guaranteed minimum withdrawal benefit, called the "Lifetime Income Amount," during the Accumulation Period. We calculate the Lifetime Income Amount on the Lifetime Income Date. If the Covered Person is age 59 1/2 or older when you purchase the Income Plus for Life (Annual Step-up Review) Rider (age 61 or older for Riders issued in New York), the initial Lifetime Income Amount equals 5% of the initial Purchase Payment for your Contract on the Rider's effective date. (We do not count Purchase Payment amounts over $5 million for this purpose.) Otherwise, the initial Lifetime Income Amount equals 5% of the Benefit Base in effect on the Lifetime Income Date. If you subsequently limit your annual withdrawals to the Lifetime Income Amount, the Rider guarantees that we will make the Lifetime Income Amount benefit available to you, as long as the Covered Person is alive and an Owner, Beneficiary or Annuitant under the Contract, even if your Contract Value reduces to zero. We may reduce the Lifetime Income Amount if you take withdrawals in excess of the Lifetime Income Amount. If you defer taking withdrawals, we may increase the Lifetime Income Amount to reflect one or more "Lifetime Income Bonuses" and a "Target Amount" adjustment (see "Target Amount" on page E-5). We also may increase the Lifetime Income Amount if you make Additional Purchase Payments, or if we Step-up the Benefit Base to reflect current Contract Value.

The Income Plus for Life (Annual Step-up Review) Rider issued in the state of New York (the "NY Income Plus for Life (Annual Step-up Review) Rider") includes differences in its Lifetime Income Date and Lifetime Income Bonuses from the features of such Riders issued outside of New York. We describe the NY Income Plus for Life (Annual Step-up Review) Rider differences in the discussions of these features in this Appendix. We also provide examples to illustrate hypothetical results of Contracts with a NY Income Plus for Life (Annual Step-up Review) Rider in Appendix D. In all other respects, including the Rider fee, the NY Income Plus for Life (Annual Step-up Review) Rider is the same as the Income Plus for Life (Annual Step-up Review) Rider.

Definitions

Unless specified otherwise, the following definitions apply to both the Income Plus for Life (Annual Step-up Review) and Income Plus for Life - Joint Life (Annual Step-up Review) Riders:

AGE 65 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 65.

AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date:

     - the Covered Person attains age 95 under Income Plus for Life (Annual Step-up Review); or

     - the older Owner attains age 95 under Income Plus for Life - Joint Life (Annual Step-up Review).

BENEFIT BASE means:

     -    a value we use to determine the Lifetime Income Amount.

     - The initial Benefit Base is equal to your initial Purchase Payment, up to the maximum Benefit Base.

     - We may adjust the Benefit Base to reflect withdrawals, "Step-ups," "Bonuses" and Additional Purchase Payments as provided in the Rider.

     -    The maximum Benefit Base is $5 million.

Any adjustment to the Benefit Base will result in a corresponding adjustment to the Lifetime Income Amount.

BONUS OR LIFETIME INCOME BONUS means an increase in the Benefit Base at the end of each Contract Year during one or more "Lifetime Income Bonus Periods" if you take no withdrawals during that Contract Year. For these purposes, the initial Lifetime Income Bonus Period coincides with the first 10 Contract Years while the Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.

Each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:

     - 7% (6% for Income Plus for Life (Annual Step-up Review) Riders issued in New York)of total Purchase Payments to your Contract if we did not previously Step-up or Reset the Benefit Base and/or the Lifetime Income Amount; otherwise

     - 7% (6% for Income Plus for Life (Annual Step-up Review) Riders issued in New York)of the Benefit Base immediately after the latest Step-up or Reset, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or Reset.

We will not apply any Lifetime Income Bonus, however, to the extent it would increase the Benefit Base to an amount in excess of the maximum Benefit Base of $5 million.

In certain marketing materials, the Bonus may be referred to as the "Deferral Credit."

BONUS PERIOD OR LIFETIME INCOME BONUS PERIOD means:

     -    Initially, the first 10 Contract Years;

     -    Each time a Step-up occurs, the Bonus Period extends to the lesser of:
          (a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.

COVERED PERSON means (for Income Plus for Life (Annual Step-up Review)):

     - The person whose life we use to determine the duration of the Lifetime Income Amount payments;

     - The oldest Owner at issue of the Rider or the oldest Annuitant in the case of a non-natural Owner.

COVERED PERSON means (for Income Plus for Life - Joint Life (Annual Step-up Review)):

     - One of the two persons whose lives we use to determine the duration of the Lifetime Income Amount payments.

     - We determine the Covered Persons at the time you elect the Rider. A spouse must qualify as a "spouse" under federal law.

     (For Income Plus for Life - Joint Life (Annual Step-up Review) Non-Qualified Contracts):

     -    both the spouses must be named as co-Owners of the Contract; or

     - if only one spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other spouse must be designated as the Beneficiary of the Contract.

     (For Income Plus for Life - Joint Life (Annual Step-up Review) Qualified Contracts):

     - one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and

     -    the Owner's spouse must be the designated Beneficiary.

A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider. (See page 32 of the prospectus for additional information on the impact of divorce.)

EXCESS WITHDRAWAL means:

     - (for Income Plus for Life (Annual Step-up Review)) Any withdrawal you take before the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds 5.0% of the Benefit Base at the prior Contract Anniversary, increased for any Additional Purchase Payments;

     - (for Income Plus for Life - Joint Life (Annual Step-up Review)) Any withdrawal you take before the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds 4.75% of the Benefit Base at the prior Contract Anniversary, increased for any Additional Purchase Payments; and

     - (for Income Plus for Life (Annual Step-up Review) and Income Plus for Life - Joint Life (Annual Step-up Review)) Any withdrawal you take on and after the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

LIFETIME INCOME AMOUNT means the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later), as long as:

     - (for Income Plus for Life (Annual Step-up Review)) the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.

     - (for Income Plus for Life - Joint Life (Annual Step-up Review)) at least one Covered Person remains alive and qualified as a Covered Person, subject to the terms and conditions of the Rider.

We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Step-ups, Bonuses, a Target Amount adjustment and Additional Purchase Payments as provided in the Rider.

Any reduction or increase in the Benefit Base will result in a corresponding reduction or increase in the Lifetime Income Amount.

LIFETIME INCOME DATE means the date on which we determine the Life Income Amount. This will be the date you purchase the Rider if:

     - (for Income Plus for Life (Annual Step-up Review)) you are age 59 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 59 1/2 (age 61 in NY).

     - (for Income Plus for Life - Joint Life (Annual Step-up Review)) both you and your spouse are age 59 1/2 or older at the time; otherwise, the Anniversary Date on, or immediately following, the date the younger spouse would attain age 59 1/2. (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

RESET means a reduction of the Benefit Base if you take Excess Withdrawals.

STEP-UP means an increase in the Benefit Base and Lifetime Income Amount on certain Contract Anniversary dates when your Contract Value exceeds the previous Benefit Base.

STEP-UP DATE means the date on which we determine whether a Step-up could occur.

IMPACT OF WITHDRAWALS. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will Reset the Benefit Base to equal the lesser of:

     -    the Contract Value immediately after the withdrawal; or

     -    the Benefit Base minus the Withdrawal Amount.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of 5% of the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus for Life (Annual Step-up Review) Rider. (See "Settlement Phase" in this section, below.)

After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will Reset the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will Reset the Benefit Base to equal the lesser of:

     - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or

     -    the Contract Value immediately after the Excess Withdrawal.

After we Reset the Benefit Base, we will Reset the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will Reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year. IF YOU TAKE AN EXCESS WITHDRAWAL, IT COULD LOWER YOUR LIFETIME INCOME AMOUNT. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) AND THEN YOU TAKE AN EXCESS WITHDRAWAL, IT COULD SIGNIFICANTLY REDUCE YOUR LIFETIME INCOME AMOUNT.

In certain circumstances, we will not Reset the Benefit Base and/or the Lifetime Income Amount, even where a withdrawal would exceed the Lifetime Income Amount for a Contract Year. These circumstances involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" in this section below).

We do not reduce your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount. Any applicable withdrawal charges cannot cause a withdrawal to exceed the Lifetime Income Amount.

The Income Plus for Life (Annual Step-up Review) Rider enters a "Settlement Phase" in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year (see "Settlement Phase" in this section, below). In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus for Life (Annual Step-up Review) Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase," in this section, below). The Income Plus for Life (Annual Step-up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

We reduce your Contract Value each time you take a withdrawal.

EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase Income Plus for Life (Annual Step-up Review), we will adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:

     - you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or,

     - you purchased the Income Plus for Life (Annual Step-up Review) Rider before the Covered Person attained age 59 1/2 (age 61 for New York Income Plus for Life (Annual Step-up Review) Riders), and you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to 5% of the Benefit Base and to the Lifetime Income Amount for each Contract Year after that.

If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:

     - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:

          -    the Withdrawal Amount; divided by

          -    the Contract Value before the withdrawal.

We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.

You should carefully review and compare the impact on death benefits under your current guaranteed minimum withdrawal benefit Rider to the impact on death benefits under a different guaranteed minimum withdrawal benefit Rider.

INCREASES IN THE BENEFIT BASE. We will increase the Benefit Base:

     - by any applicable Bonus if you take no withdrawals during certain Contract Years;

     -    by any applicable Step-up to reflect certain increases in Contract
          Value;

     - to an established Target Amount if you take no withdrawals until the later of: (a) the Contract Anniversary on or next following the date the Covered Person attains age 69; and (b) the Contract Anniversary at the end of 10 Contract Years; and

     - to reflect certain Additional Purchase Payments (see "Purchase Payments" on page 27).

Bonuses, when applied, will increase the Benefit Base and the Lifetime Income Amount.

LIFETIME INCOME BONUSES. We will increase the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Bonus Periods" if you take no withdrawals during the previous Contract Year. For these purposes, the initial Lifetime Income Bonus Period coincides with the first 10 Contract Years while the Income Plus for Life (Annual Step-up Review) Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.

Each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:

     - 7% (6% for NY Income Plus for Life (Annual Step-up Review) Riders) of total Purchase Payments to your Contract if we did not previously Step-up the Benefit Base and/or the Lifetime Income Amount; otherwise

     - 7% (6% for NY Income Plus for Life (Annual Step-up Review) Riders) of the Benefit Base immediately after the latest Step-up or Reset, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or Reset.

We will not apply any Lifetime Income Bonus, however, to the extent it would increase the Benefit Base to an amount in excess of the maximum Benefit Base of $5 million.

STEP-UPS. If the Contract Value on any Step-up Date is greater than the Benefit Base (including any Bonus) on that date, we will automatically Step-up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees" on page 47). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-up, and the Rider Fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus for Life (Annual Step-up Review) fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up (see "Fee for Income Plus for Life (Annual Step-up Review)" on page E-1). If you decline the Step-up, the fee rate will not be increased.

Step-ups may occur only while the Income Plus for Life (Annual Step-up Review) Rider is in effect. We schedule the Step-up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.

If you decline an automatic Step-up, you will have the option to elect to Step-up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Benefit Base, we will thereafter resume automatic Step-ups.

TARGET AMOUNT. If you take no withdrawals under your Contract from the effective date of the Income Plus for Life (Annual Step-up Review) Rider until the applicable "Target Date," we will calculate a "Target Amount" and increase the Benefit Base on the Target Date to equal the greater of:

     - the current Benefit Base, as increased by any Lifetime Income Bonus or Step-up for the Contract Year ending on the Target Date; or

     -    the Target Amount.

The "Target Date" is the later of:

     - the 10th Contract Anniversary after the effective date of the Income Plus for Life (Annual Step-up Review) Rider; or

     - the Contract Anniversary on or next following the date the Covered Person attains age 69.

The "Target Amount" is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million.

The Target Amount adjustment can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the Target Date to take your first withdrawal. If you plan to purchase this Rider and take a withdrawal prior to the Target Date, then the Target Amount adjustment will not be of value to you. In that case, you should only purchase based on the value of the other features provided under this Rider.

LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy." For purposes of Income Plus for Life (Annual Step-up Review), withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:

     - pursuant to Code Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the Owner (we sometimes refer to these as "Pre-59 1/2 Distributions"); or

     - pursuant to Code Section 72(s)(2) upon the request of the Beneficiary (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or

     - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A, as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Non-Qualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with your tax advisor prior to electing Income Plus for Life (Annual Step-up Review).

Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. In addition, if you purchased the Rider before the Covered Person attains age 59 1/2 (age 61 for NY Income Plus for Life (Annual Step-up Review) Riders - see below) and you take the withdrawal before the Lifetime Income Date, we will reduce your Benefit Base by the amount of the withdrawal. We will not, however, Reset your Benefit Base or Lifetime Income Amount if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. We will make distributions as part of the Contract's "Settlement Phase," however, if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time. We designed our Life Expectancy Distribution Program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as Excess Withdrawals and will not Reset the Benefit Base or Lifetime Income Amount.

SETTLEMENT PHASE. The Settlement Phase is when we will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. We automatically make settlement payments during Income Plus for Life (Annual Step-up Review)'s "Settlement Phase." The Settlement Phase begins if the Contract Value reduces to zero at any time during a Contract Year, there were no Excess Withdrawals during that Contract Year and the Benefit Base is still greater than zero at the time. In the event of an Excess Withdrawal, the Income Plus for Life (Annual Step-up Review) Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal.

During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments, credit additional Bonus amounts, make any Step-ups or deduct any charge for the Income Plus for Life (Annual Step-up Review) benefit during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

At the beginning of the Settlement Phase, we will automatically begin paying an annual settlement amount to you. The settlement payment amount varies:

     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

     - If you purchased the Income Plus for Life (Annual Step-up Review) Rider before the Covered Person attained age 59 1/2 (age 61 for NY Income Plus for Life (Annual Step-up Review) Riders), and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).

     - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Income Plus for Life (Annual Step-up Review) will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:

IF THE DECEASED                  THEN
OWNER IS:                        INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW):
---------------                  ---------------------------------------------
1.   Not the Covered Person      -    may continue if the Beneficiary elects to
     and the Beneficiary is           continue the Contract within the time we
     the deceased Owner's             permit under our administrative rules. We
     spouse                           will automatically increase the Benefit
                                      Base to equal the initial death benefit we
                                      determine, if the death benefit is greater
                                      than the Benefit Base prior to our
                                      determination. We will also recalculate
                                      the Lifetime Income Amount to equal 5% of
                                      the recalculated Benefit Base and will
                                      assess the Rider Fee based on the
                                      recalculated Benefit Base.

                                 -    enters its Settlement Phase if a
                                      subsequent withdrawal would deplete the
                                      Contract Value to zero, and the remaining
                                      Lifetime Income Amount for the year of
                                      withdrawal is still greater than zero.

                                 -    continues to be eligible for any remaining
                                      Bonus amounts and Step-ups, and a Target
                                      Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-ups if we increase the rate of the Income Plus for Life (Annual Step-up
                                      Review) fee at that time.

2.   Not the Covered Person      -    may continue in the same manner as 1.
     and the Beneficiary is
     not the deceased Owner's    -    enters its Settlement Phase if a
     spouse                           subsequent withdrawal would deplete the
                                      Contract Value to zero, and the remaining
                                      Lifetime Income Amount for the year of
                                      withdrawal is still greater than zero.

                                 - does not continue to be eligible for any Bonus amounts and Step-ups, or a Target
                                      Amount adjustment. We will permit the
                                      Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus for Life (Annual
                                      Step-up Review) fee at that time.

3.   The Covered Person and      -    ends without any further benefit.
     the Beneficiary is the
     deceased Owner's spouse

4.   The Covered Person and      -    ends without any further benefit.
     the Beneficiary is not
     the deceased Owner's
     spouse

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus for Life (Annual Step-up Review) continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus for Life (Annual Step-up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

TERMINATION. You may not terminate the Income Plus for Life (Annual Step-up Review) Rider once it is in effect. However, the Income Plus for Life (Annual Step-up Review) Rider will terminate automatically upon the earliest of:

     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

     -    the date an Annuity Option begins;

     -    the date the Contract Value and the Benefit Base both equal zero;

     -    the death of the Covered Person; or

     -    termination of the Contract.

The addition of Income Plus for Life (Annual Step-up Review) to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and the Covered Person must attain Age 59 1/2 (age 61 for NY Income Plus for Life (Annual Step-up Review) Riders) and remain living for you to receive certain benefits. Furthermore, Income Plus for Life (Annual Step-up Review) limits the Investment Options otherwise available under the Contract, requires you to defer taking withdrawals to receive certain benefits, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under certain Annuity Options described in the Prospectus. You should carefully consider each of these factors before deciding if Income Plus for Life (Annual Step-up Review) is suitable for your needs, especially at older ages.

EXAMPLES. Please refer to Appendix B for hypothetical examples that illustrate the benefits under Income Plus for Life (Annual Step-up Review).

INCOME PLUS FOR LIFE - JOINT LIFE (ANNUAL STEP-UP REVIEW)

(not available in New York or for non-Qualified Contracts in New Jersey)

Three main differences between Income Plus for Life - Joint Life (Annual Step-up Review) and Income Plus for Life (Annual Step-up Review) are:

     - Income Plus for Life - Joint Life (Annual Step-up Review) offers a Lifetime Income Amount of 4.75%, where Income Plus for Life (Annual Step-up Review) offers a Lifetime Income Amount of 5%;

     - Income Plus for Life - Joint Life (Annual Step-up Review) guarantees withdrawals for the life of two Covered Persons (spouses), commencing on the Anniversary after the younger spouse attains age 59 1/2, where Income Plus for Life (Annual Step-up Review) guarantees withdrawals for the life of one Covered Person, commencing on the Anniversary after that person attains age 59 1/2;

     - The age requirement for the Target Amount adjustment (in addition to the ten-year wait requirement) for Income Plus for Life - Joint Life (Annual Step-up Review) is based on the Anniversary after the youngest spouse attains age 69, where the Target Amount adjustment age requirement (also in addition to the ten-year wait requirement) for Income Plus for Life (Annual Step-up Review) is based on the Anniversary after the single Covered Person attains age 69.

The Income Plus for Life - Joint Life (Annual Step-up Review) Rider provides a guaranteed minimum withdrawal benefit, called the "Lifetime Income Amount" during the Accumulation Period. If both you and your spouse are age 59 1/2 or older when you purchase the Income Plus for Life - Joint Life (Annual Step-up Review) Rider, the initial Lifetime Income Amount equals 4.75% of the initial Purchase Payment for your Contract on the Rider's effective date. (We do not count Purchase Payment amounts over $5 million for this purpose.) Otherwise, the initial Lifetime Income Amount equals 4.75% of the Benefit Base in effect on the Lifetime Income Date. If you subsequently limit your annual withdrawals to the Lifetime Income Amount, Income Plus for Life - Joint Life (Annual Step-up Review) guarantees that we will make the Lifetime Income Amount benefit available to you, as long as either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract, even if your Contract Value reduces to zero. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant. Because we provide our guarantee over the lifetime of two Covered Persons under the Income Plus for Life - Joint Life (Annual Step-up Review) Rider, we calculate a lower Lifetime Income Amount than we do under the Income Plus for Life (Annual Step-up Review) Rider.

If you defer taking withdrawals, we may increase the Lifetime Income Amount to reflect one or more "Lifetime Income Bonuses" and a "Target Amount" adjustment (see "Target Amount" on page E-11). We also may increase the Lifetime Income Amount if you make Additional Purchase Payments, or if we Step-up the Benefit Base to reflect current Contract Value.

IMPACT OF WITHDRAWALS. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the amount of that withdrawal (including withdrawal charges). If, however, a withdrawal is an Excess Withdrawal, we will Reset the Benefit Base to equal the lesser of:

     -    the Contract Value immediately after the withdrawal; or

     -    the Benefit Base minus the Withdrawal Amount for that Contract Year.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of 4.75% of the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus for Life (Annual Step-up Review) Rider. (See "Settlement Phase" in this section below.)

After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount (inclusive of withdrawal charges) each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will Reset the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will Reset the Benefit Base to equal the lesser of:

     - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or

     -    the Contract Value immediately after the Excess Withdrawal.

After we Reset the Benefit Base, we will Reset the Lifetime Income Amount to equal 4.75% of the new Benefit Base. We also will Reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

In certain circumstances, we will not Reset the Benefit Base and/or the Lifetime Income Amount, even where a withdrawal would exceed the Lifetime Income Amount for a Contract Year. These circumstances involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" in this section below).

We do not reduce your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount.

The Income Plus for Life - Joint Life (Annual Step-up Review) Rider enters a "Settlement Phase" in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. (See "Settlement Phase" in this section below.) In the event of an Excess Withdrawal, the Income Plus for Life - Joint Life (Annual Step-up Review) Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. (See "Income Plus for Life (Annual Step-up Review) - Impact of Withdrawals" above.) The Income Plus for Life - Joint Life (Annual Step-up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

We may reduce Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

We reduce your Contract Value each time you take a withdrawal.

EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase the Income Plus for Life - Joint Life (Annual Step-up Review) Rider, we will adjust the way we calculate the death benefit payable under your Contract upon death of the first Owner (or deemed Owner if the Owner is not a natural person) to die during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:

     - you limit your Withdrawal Amounts during a Contract Year to the Lifetime Income Amount; or,

     - if you purchased the Income Plus for Life - Joint Life (Annual Step-up Review) Rider before the younger Covered Person attained age 59 1/2, you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to 4.75% of the Benefit Base, and to the Lifetime Income Amount for each Contract Year after that.

If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. To do this, we reduce the Guaranteed Minimum Death Benefit by an amount equal to:

     - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:

          -    the Withdrawal Amount; divided by

          -    the Contract Value before the withdrawal.

We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.

INCREASES IN THE BENEFIT BASE. We will increase the Benefit Base:

     - by any applicable Bonus if you take no withdrawals during certain Contract Years;

     -    by any applicable Step-up to reflect certain increases in Contract
          Value;

     - to an established "Target Amount" if you take no withdrawals until the later of: (a) the Contract Anniversary on or next following the date the younger Covered Person attains age 69; and (b) the Contract Anniversary at the end of 10 Contract Years; and

     - to reflect certain Additional Purchase Payments (see "Purchase Payments" on page 27).

Bonuses, when applied, will increase the Benefit Base and the Lifetime Income Amount.

LIFETIME INCOME BONUSES. We will increase the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Periods" if you take no withdrawals during the previous Contract Year. For these purposes, the initial Lifetime Income Period coincides with the first 10 Contract Years while the Income Plus for Life - Joint Life (Annual Step-up Review) Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up or the Age 95 Contract Anniversary.

Each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:

     - 7% of total Purchase Payments to your Contract if we did not previously Step-up the Benefit Base and/or the Lifetime Income Amount; otherwise

     - 7% of the Benefit Base immediately after the latest Step-up or Reset, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or Reset.

We will not apply any Lifetime Income Bonus, however, to the extent it would increase the Benefit Base to an amount in excess of the maximum Benefit Base of $5 million.

STEP-UPS. If the Contract Value on any Step-up Date is greater than the Benefit Base (including any Bonus) on that date, we will automatically Step-up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees" on page 47). The new Lifetime Income Amount will equal 4.75% of the Benefit Base value after the Step-up, and the Rider Fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus for Life - Joint Life (Annual Step-up Review) fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up. If you decline the Step-up, the fee rate will not be increased.

Step-up may occur only while the Income Plus for Life - Joint Life (Annual Step-up Review) Rider is in effect. We schedule the Step-up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.

If you decline an automatic Step-up, you will have the option to elect to Step-up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Benefit Base, we will thereafter resume automatic Step-ups.

TARGET AMOUNT. If you take no withdrawals under your Contract from the Income Plus for Life - Joint Life (Annual Step-up Review) Rider's effective date until the applicable Target Date, we will adjust the Benefit Base to equal the greater of:

     - the current Benefit Base, as adjusted by any Lifetime Income Bonus or Step-up for the Contract Year ending on the Target Date; or

     -    the Target Amount.

The "Target Date" is the later of:

     - the 10th Contract Anniversary after the effective date of the Income Plus for Life - Joint Life (Annual Step-up Review) Rider; or

     - the Contract Anniversary on or next following the date the younger spouse would have attained age 69.

The "Target Amount" is 200% of the initial Purchase Payment made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million.

The Target Amount adjustment can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the Target Date to take your first withdrawal. If you plan to purchase this Rider and take a withdrawal prior to the Target Date, then the Target Amount adjustment will not be of value to you. In that case, you should only purchase based on the value of the other features provided under this Rider.

LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received by us at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse) as described in "Income Plus for Life (Annual Step-up Review) - Life Expectancy Distribution Program," above. Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

SETTLEMENT PHASE. The Settlement Phase is when we will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. Income Plus for Life - Joint Life (Annual Step-up Review) will enter its Settlement Phase as described in "Income Plus for Life (Annual Step-up Review) - Settlement Phase," above, if the Contract Value reduces to zero during a Contract Year, you have taken no Excess Withdrawals during that Contract Year and the Benefit Base is still greater than zero at the time. In the event of an Excess Withdrawal, the Income Plus for Life - Joint Life (Annual Step-up Review) Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal.

During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments, credit additional Bonus amounts, make any Step-ups or deduct any charge for the Income Plus for Life - Joint Life (Annual Step-up Review) benefit during the Settlement Phase.

At the beginning of the Settlement Phase, we will automatically begin paying an annual settlement amount to you. The settlement payment amount varies:

     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as either Covered Person is living.

     - If you purchased the Income Plus for Life - Joint Life (Annual Step-up Review) Rider before the younger Covered Person attained age 59 1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as either Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 4.75% of the Benefit Base at the Lifetime Income Date).

     - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Income Plus for Life - Joint Life (Annual Step-up Review) will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an "Owner" if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus for Life - Joint Life (Annual Step-up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus for Life
- Joint Life (Annual Step-up Review) Rider fee (See "Fee for Income Plus for Life (Annual Step-up Review) Series Riders" on page E-1). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an "Owner" if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus for Life - Joint Life (Annual Step-up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups.

If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus for Life - Joint Life (Annual Step-up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:

     - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

     - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

TERMINATION. The Income Plus for Life - Joint Life (Annual Step-up Review) Rider terminates in accordance with the "Income Plus for Life (Annual Step-up Review)
- Termination" section, above.

You should consult with your registered representative to assist you in determining whether the Income Plus for Life - Joint Life (Annual Step-up Review) Rider is suited for your financial needs and investment risk tolerance. The addition of the Rider to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and at least one of the Covered Persons must attain age 59 1/2 and remain living for you to receive certain benefits. Furthermore this Rider limits the investment options otherwise available under the Contract, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described in the Prospectus. You should carefully consider each of these factors before purchasing an Income Plus for Life - Joint Life (Annual Step-up Review) Rider.

EXAMPLES. Please refer to Appendix B for hypothetical examples that illustrate the benefits under the Income Plus for Life - Joint Life (Annual Step-up Review) Rider.

Venture III New Sales

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

             ACCUMULATION UNIT VALUES- VENTURE III VARIABLE ANNUITY

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
AMERICAN ASSET ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       12.501023         --         --         --        --        --       --       --       --       --
   Venture III No. of Units  12,566,264         --         --         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                     819,202         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       12.496843         --         --         --        --        --       --       --       --       --
   Venture III No. of Units     312,172         --         --         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                     125,274         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       12.484325         --         --         --        --        --       --       --       --       --
   Venture III No. of Units   7,583,009         --         --         --        --        --       --       --       --       --

AMERICAN BOND TRUST - SERIES II SHARES (units first credited 8-01-2005)

Contracts with no Optional Benefits
   Value at Start of Year     12.993980  12.405025  12.500000         --        --        --       --       --       --       --
   Value at End of Year       13.132858  12.993980  12.405025         --        --        --       --       --       --       --
   Venture III No. of Units  22,960,621 13,498,163  3,566,287         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                   3,467,939  2,379,854    711,816         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     12.984817  12.402457  12.500000         --        --        --       --       --       --       --
   Value at End of Year       13.116997  12.984817  12.402457         --        --        --       --       --       --       --
   Venture III No. of Units     164,965     93,666     74,043         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                     106,455     66,443     63,355         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     12.957378  12.394769  12.500000         --        --        --       --       --       --       --
   Value at End of Year       13.069562  12.957378  12.394769         --        --        --       --       --       --       --
   Venture III No. of Units  14,641,571  9,089,050  2,994,445         --        --        --       --       --       --       --

AMERICAN FUNDAMENTAL HOLDINGS TRUST - SERIES II SHARES (units first credited 11-12-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       12.560659         --         --         --        --        --       --       --       --       --
   Venture III No. of Units     945,211         --         --         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                     162,659         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       12.559813         --         --         --        --        --       --       --       --       --
   Venture III No. of Units      11,335         --         --         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                      15,692         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       12.557279         --         --         --        --        --       --       --       --       --
   Venture III No. of Units     716,006         --         --         --        --        --       --       --       --       --

AMERICAN GLOBAL DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 11-12-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       12.556037         --         --         --        --        --       --       --       --       --
   Venture III No. of Units   2,507,938         --         --         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                     146,886         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       12.555190         --         --         --        --        --       --       --       --       --
   Venture III No. of Units     219,740         --         --         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                       7,077         --         --         --        --        --       --       --       --       --

Venture III New Sales

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       12.552660         --         --         --        --        --       --       --       --       --
   Venture III No. of Units   1,669,326         --         --         --        --        --       --       --       --       --

AMERICAN GLOBAL GROWTH TRUST - SERIES II SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       13.207762         --         --         --        --        --       --       --       --       --
   Venture III No. of Units   5,515,481         --         --         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                     161,723         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       13.203346         --         --         --        --        --       --       --       --       --
   Venture III No. of Units     132,889         --         --         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                      29,807         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       13.190115         --         --         --        --        --       --       --       --       --
   Venture III No. of Units   2,678,061         --         --         --        --        --       --       --       --       --

AMERICAN GLOBAL SMALL CAPITALIZATION TRUST - SERIES II SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       13.479711         --         --         --        --        --       --       --       --       --
   Venture III No. of Units   1,857,743         --         --         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                      48,866         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       13.475199         --         --         --        --        --       --       --       --       --
   Venture III No. of Units      92,002         --         --         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                      18,580         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       13.461693         --         --         --        --        --       --       --       --       --
   Venture III No. of Units     897,948         --         --         --        --        --       --       --       --       --

AMERICAN GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year     20.578065  19.079472  16.780106  15.244028 12.500000        --       --       --       --       --
   Value at End of Year       22.614095  20.578065  19.079472  16.780106 15.244028        --       --       --       --       --
   Venture III No. of Units  18,225,185 17,328,740 13,041,370  8,375,265 2,475,448        --       --       --       --       --
   NY Venture III No. of
      Units                   2,362,167  2,062,722  1,184,869    341,820   131,990        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     20.540520  19.054167  16.766196  15.239027 12.500000        --       --       --       --       --
   Value at End of Year       22.561487  20.540520  19.054167  16.766196 15.239027        --       --       --       --       --
   Venture III No. of Units     956,901  1,281,449  1,559,117  1,351,116   858,573        --       --       --       --       --
   NY Venture III No. of
      Units                   1,039,537  1,219,788  1,281,340    825,367   245,799        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     20.428297  18.978428  16.724537  15.224034 12.500000        --       --       --       --       --
   Value at End of Year       22.404411  20.428297  18.978428  16.724537 15.224034        --       --       --       --       --
   Venture III No. of Units  12,488,242 12,553,858 10,175,695  6,880,421 2,612,352        --       --       --       --       --

AMERICAN GROWTH-INCOME TRUST - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year     19.379238  17.188296  16.596120  15.362725 12.500000        --       --       --       --       --
   Value at End of Year       19.913628  19.379238  17.188296  16.596120 15.362725        --       --       --       --       --
   Venture III No. of Units  18,883,053 16,580,920 12,287,959  6,992,566 1,544,985        --       --       --       --       --
   NY Venture III No. of
      Units                   2,600,384  2,126,401  1,227,423    282,665    76,292        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     19.343844  17.165461  16.582346  15.357677 12.500000        --       --       --       --       --
   Value at End of Year       19.867263  19.343844  17.165461  16.582346 15.357677        --       --       --       --       --
   Venture III No. of Units     351,538    566,331    723,902    730,270   446,416        --       --       --       --       --
   NY Venture III No. of
      Units                     928,041  1,044,345  1,141,109    639,202   165,437        --       --       --       --       --

Venture III New Sales

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     19.238151  17.097220  16.541142  15.342564 12.500000        --       --       --       --       --
   Value at End of Year       19.728931  19.238151  17.097220  16.541142 15.342564        --       --       --       --       --
   Venture III No. of Units  12,417,178 11,346,670  9,004,004  5,153,685 1,644,885        --       --       --       --       --

AMERICAN HIGH-INCOME BOND TRUST - SERIES II SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       11.951061         --         --         --        --        --       --       --       --       --
   Venture III No. of Units   1,215,193         --         --         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                      34,935         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       11.947056         --         --         --        --        --       --       --       --       --
   Venture III No. of Units       6,406         --         --         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                       3,704         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       11.935083         --         --         --        --        --       --       --       --       --
   Venture III No. of Units     581,979         --         --         --        --        --       --       --       --       --

AMERICAN INTERNATIONAL TRUST - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year     26.637067  22.885476  19.248449  16.480578 12.500000        --       --       --       --       --
   Value at End of Year       31.284032  26.637067  22.885476  19.248449 16.480578        --       --       --       --       --
   Venture III No. of Units   9,317,458  9,205,373  6,653,279  3,491,453   586,657        --       --       --       --       --
   NY Venture III No. of
      Units                   1,016,847    896,929    479,884    102,347    15,027        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     26.588492  22.855124  19.232496  16.475177 12.500000        --       --       --       --       --
   Value at End of Year       31.211299  26.588492  22.855124  19.232496 16.475177        --       --       --       --       --
   Venture III No. of Units     556,481    595,306    682,654    521,883   275,436        --       --       --       --       --
   NY Venture III No. of
      Units                     403,664    509,853    585,234    301,739    70,097        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     26.443262  22.764307  19.184723  16.458965 12.500000        --       --       --       --       --
   Value at End of Year       30.994061  26.443262  22.764307  19.184723 16.458965        --       --       --       --       --
   Venture III No. of Units   6,181,552  6,189,533  4,498,519  2,393,198   525,458        --       --       --       --       --

AMERICAN NEW WORLD TRUST - SERIES II SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       14.902325         --         --         --        --        --       --       --       --       --
   Venture III No. of Units   1,281,731         --         --         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                      24,343         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       14.897351         --         --         --        --        --       --       --       --       --
   Venture III No. of Units     150,067         --         --         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                      32,490         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       14.882435         --         --         --        --        --       --       --       --       --
   Venture III No. of Units     553,484         --         --         --        --        --       --       --       --       --

BLUE CHIP GROWTH TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     14.424150  13.414252  12.942556  12.090745  9.527205 11.661149       --       --       --       --
   Value at End of Year       15.961624  14.424150  13.414252  12.942556 12.090745  9.527205       --       --       --       --
   Venture III No. of Units   2,172,974  2,671,447  2,875,894  2,397,411 1,497,368   467,566       --       --       --       --
   NY Venture III No. of
      Units                     153,308    179,909    192,392    129,971    79,549    28,105       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     15.426010  14.353122  13.855314  12.949904 10.209299 12.500000       --       --       --       --
   Value at End of Year       17.061698  15.426010  14.353122  13.855314 12.949904 10.209299       --       --       --       --
   Venture III No. of Units     652,367    851,820  1,106,527  1,287,623 1,447,638   746,218       --       --       --       --
   NY Venture III No. of
      Units                     172,849    223,115    255,418    205,768   133,615   114,270       --       --       --       --

Venture III New Sales

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     15.319182  14.275058  13.800581  12.918162 10.199546 12.500000       --       --       --       --
   Value at End of Year       16.918010  15.319182  14.275058  13.800581 12.918162 10.199546       --       --       --       --
   Venture III No. of Units   1,251,490  1,573,877  1,678,672  1,183,363   492,024    67,960       --       --       --       --

CAPITAL APPRECIATION TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     13.420469  13.367255  11.951649  11.124546  8.742892 11.443160       --       --       --       --
   Value at End of Year       14.699512  13.420469  13.367255  11.951649 11.124546  8.742892       --       --       --       --
   Venture III No. of Units   1,065,051  1,473,495    765,855    643,607   565,726   202,403       --       --       --       --
   NY Venture III No. of
      Units                      77,632     84,168     20,075     21,384    11,100    11,847       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     14.626001  14.575285  13.038242  12.142016  9.547302 12.500000       --       --       --       --
   Value at End of Year       16.011892  14.626001  14.575285  13.038242 12.142016  9.547302       --       --       --       --
   Venture III No. of Units     779,261  1,073,787    614,695    714,630   788,230   397,347       --       --       --       --
   NY Venture III No. of
      Units                     144,581    198,806     42,337     45,087    36,933    26,055       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     14.524724  14.496031  12.986742  12.112259  9.538178 12.500000       --       --       --       --
   Value at End of Year       15.877051  14.524724  14.496031  12.986742 12.112259  9.538178       --       --       --       --
   Venture III No. of Units     571,431    771,867    357,179    273,041   174,607    39,623       --       --       --       --

CLASSIC VALUE TRUST - SERIES II SHARES (units first credited 5-03-2004)

Contracts with no Optional Benefits
   Value at Start of Year     16.827712  14.768328  13.745437  12.500000        --        --       --       --       --       --
   Value at End of Year       14.431459  16.827712  14.768328  13.745437        --        --       --       --       --       --
   Venture III No. of Units     263,018    321,955    178,689    121,626        --        --       --       --       --       --
   NY Venture III No. of
      Units                      39,281     35,669     19,768     17,716        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     16.805360  14.756073  13.740877  12.500000        --        --       --       --       --       --
   Value at End of Year       14.405039  16.805360  14.756073  13.740877        --        --       --       --       --       --
   Venture III No. of Units      74,381    136,097     40,825     11,187        --        --       --       --       --       --
   NY Venture III No. of
      Units                      15,539     20,624     25,715     18,657        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     16.738528  14.719380  13.727218  12.500000        --        --       --       --       --       --
   Value at End of Year       14.326126  16.738528  14.719380  13.727218        --        --       --       --       --       --
   Venture III No. of Units     148,221    230,487    127,848     67,852        --        --       --       --       --       --

CORE BOND TRUST - SERIES II SHARES (units first credited 5-01-2005)

Contracts with no Optional Benefits
   Value at Start of Year     12.702542  12.462826  12.500000         --        --        --       --       --       --       --
   Value at End of Year       13.250862  12.702542  12.462826         --        --        --       --       --       --       --
   Venture III No. of Units      34,960      7,442        391         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                         126        479        121         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     12.692009  12.458696  12.500000         --        --        --       --       --       --       --
   Value at End of Year       13.233226  12.692009  12.458696         --        --        --       --       --       --       --
   Venture III No. of Units       4,323      1,739        414         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                         256         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     12.660450  12.446319  12.500000         --        --        --       --       --       --       --
   Value at End of Year       13.180435  12.660450  12.446319         --        --        --       --       --       --       --
   Venture III No. of Units       8,468      6,436      3,739         --        --        --       --       --       --       --

CORE EQUITY TRUST - SERIES II SHARES (units first credited 5-03-2004)

Contracts with no Optional Benefits
   Value at Start of Year     15.316601  14.624002  14.055449  12.500000        --        --       --       --       --       --
   Value at End of Year       14.151893  15.316601  14.624002  14.055449        --        --       --       --       --       --
   Venture III No. of Units     848,728    265,806    984,498    517,680        --        --       --       --       --       --
   NY Venture III No. of
      Units                      65,439     67,270     60,439     14,371        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     15.296266  14.611870  14.050793  12.500000        --        --       --       --       --       --
   Value at End of Year       14.125997  15.296266  14.611870  14.050793        --        --       --       --       --       --
   Venture III No. of Units      31,830     44,377     94,766     76,892        --        --       --       --       --       --
   NY Venture III No. of
      Units                      53,098     76,667     59,349     21,952        --        --       --       --       --       --

Venture III New Sales

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     15.235423  14.575546  14.036828  12.500000        --        --       --       --       --       --
   Value at End of Year       14.048589  15.235423  14.575546  14.036828        --        --       --       --       --       --
   Venture III No. of
      Units                     430,852    482,630    640,016    334,984        --        --       --       --       --       --

EQUITY-INCOME TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     17.738726  15.184057  14.882379  13.202023 10.702893 12.848754       --       --       --       --
   Value at End of Year       17.998360  17.738726  15.184057  14.882379 13.202023 10.702893       --       --       --       --
   Venture III No. of Units   3,098,317  4,134,460  4,382,894  4,038,819 2,428,665   789,636       --       --       --       --
   NY Venture III No. of
      Units                     246,063    279,115    317,099    247,244   186,829    94,077       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     17.217347  14.745104  14.459352  12.833195 10.409074 12.500000       --       --       --       --
   Value at End of Year       17.460563  17.217347  14.745104  14.459352 12.833195 10.409074       --       --       --       --
   Venture III No. of Units   1,457,607  1,888,043  2,573,331  2,845,382 3,022,629 1,472,896       --       --       --       --
   NY Venture III No. of
      Units                     322,274    401,804    464,276    354,708   170,015   208,253       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     17.098121  14.664912  14.402241  12.801739 10.399131 12.500000       --       --       --       --
   Value at End of Year       17.313521  17.098121  14.664912  14.402241 12.801739 10.399131       --       --       --       --
   Venture III No. of Units   1,666,223  2,172,178  2,534,354  2,129,976   922,828    72,429       --       --       --       --

FINANCIAL SERVICES TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     19.147497  15.854914  14.702700  13.578107 10.347728 12.638293       --       --       --       --
   Value at End of Year       17.527454  19.147497  15.854914  14.702700 13.578107 10.347728       --       --       --       --
   Venture III No. of Units     581,504    854,054    617,520    644,275   585,235   239,270       --       --       --       --
   NY Venture III No. of
      Units                      42,078     45,403     33,508     31,040    24,981     5,638       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     18.894186  15.652956  14.522649  13.418556 10.231240 12.500000       --       --       --       --
   Value at End of Year       17.286880  18.894186  15.652956  14.522649 13.418556 10.231240       --       --       --       --
   Venture III No. of Units     151,574    312,480    380,115    431,763   468,599   175,574       --       --       --       --
   NY Venture III No. of
      Units                      61,185     75,084     66,298     75,100    40,520    28,212       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     18.763373  15.567838  14.465294  13.385674 10.221472 12.500000       --       --       --       --
   Value at End of Year       17.141316  18.763373  15.567838  14.465294 13.385674 10.221472       --       --       --       --
   Venture III No. of Units     223,376    399,160    278,434    267,698   193,147    25,104       --       --       --       --

FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       11.972891         --         --         --        --        --       --       --       --       --
   Venture III No. of Units  30,024,016         --         --         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                   1,839,487         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       11.968888         --         --         --        --        --       --       --       --       --
   Venture III No. of Units     665,711         --         --         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                     137,635         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       11.956886         --         --         --        --        --       --       --       --       --
   Venture III No. of Units  17,986,003         --         --         --        --        --       --       --       --       --

FUNDAMENTAL VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     17.850530  15.884823  14.855745  13.552445 10.633144 12.594671       --       --       --       --
   Value at End of Year       18.236957  17.850530  15.884823  14.855745 13.552445 10.633144       --       --       --       --
   Venture III No. of Units   6,152,981  6,237,118  4,405,762  2,947,953 1,743,830   515,915       --       --       --       --
   NY Venture III No. of
      Units                     416,854    354,968    175,138     74,489    39,812    87,372       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     17.675396  15.736804  14.724657  13.439595 10.549867 12.500000       --       --       --       --
   Value at End of Year       18.048958  17.675396  15.736804  14.724657 13.439595 10.549867       --       --       --       --
   Venture III No. of Units     921,813  1,328,832  1,767,029  1,917,991 1,873,345   929,985       --       --       --       --
   NY Venture III No. of
      Units                     265,727    334,350    318,196    254,902   120,094    99,581       --       --       --       --

Venture III New Sales

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     17.553010  15.651225  14.666493  13.406652 10.539789 12.500000       --       --       --       --
   Value at End of Year       17.896959  17.553010  15.651225  14.666493 13.406652 10.539789       --       --       --       --
   Venture III No. of Units   3,861,173  3,883,211  2,625,432  1,597,541   724,423    40,455       --       --       --       --

GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     15.308258  13.737958  13.183540  11.911549  9.575126 11.800056       --       --       --       --
   Value at End of Year       15.789675  15.308258  13.737958  13.183540 11.911549  9.575126       --       --       --       --
   Venture III No. of Units   4,162,261  3,953,167  2,344,078    838,415   241,284    49,036       --       --       --       --
   NY Venture III No. of
      Units                     362,827    310,890    137,976     26,592     8,273     2,183       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     16.178779  14.526422  13.947145  12.607788 10.139860 12.500000       --       --       --       --
   Value at End of Year       16.679186  16.178779  14.526422  13.947145 12.607788 10.139860       --       --       --       --
   Venture III No. of Units     133,986    202,916    300,268    271,077   215,426   121,427       --       --       --       --
   NY Venture III No. of
      Units                      64,092    107,441    109,834     99,867    76,541    11,718       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     16.066762  14.447430  13.892059  12.576878 10.130181 12.500000       --       --       --       --
   Value at End of Year       16.538745  16.066762  14.447430  13.892059 12.576878 10.130181       --       --       --       --
   Venture III No. of Units   2,618,626  2,476,013  1,364,373    531,937   155,717    12,394       --       --       --       --

GLOBAL BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     17.397156  16.832660  18.331732  16.932377 14.946973 13.065634       --       --       --       --
   Value at End of Year       18.710557  17.397156  16.832660  18.331732 16.932377 14.946973       --       --       --       --
   Venture III No. of Units   3,609,284  3,567,522  2,482,846  1,609,236   862,965   266,414       --       --       --       --
   NY Venture III No. of
      Units                     242,358    200,869     94,948     43,981    18,393    17,778       --       --       --       --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     16.605512  16.074715  17.515004  16.186110 14.295351 12.500000       --       --       --       --
   Value at End of Year       17.850183  16.605512  16.074715  17.515004 16.186110 14.295351       --       --       --       --
   Venture III No. of Units     293,695    346,195    577,708    551,915   592,595   207,523       --       --       --       --
   NY Venture III No. of
      Units                      91,642    133,171    102,785     91,274    44,080    73,987       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     16.490540  15.987312  17.445870  16.146477 14.281750 12.500000       --       --       --       --
   Value at End of Year       17.699877  16.490540  15.987312  17.445870 16.146477 14.281750       --       --       --       --
   Venture III No. of Units   2,634,752  2,298,488  1,552,367    793,677   263,005     9,637       --       --       --       --

HEALTH SCIENCES TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     16.972950  15.951784  14.424059  12.746949  9.534743 11.223440       --       --       --       --
   Value at End of Year       19.605936  16.972950  15.951784  14.424059 12.746949  9.534743       --       --       --       --
   Venture III No. of Units     740,503    861,464  1,011,800  1,089,573   772,102   299,587       --       --       --       --
   NY Venture III No. of
      Units                      46,740     58,061     58,297     51,998    42,899     8,334       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     18.859710  17.733870  16.043469  14.185179 10.615849 12.500000       --       --       --       --
   Value at End of Year       21.774442  18.859710  17.733870  16.043469 14.185179 10.615849       --       --       --       --
   Venture III No. of Units     317,472    463,291    550,178    605,996   587,894   255,642       --       --       --       --
   NY Venture III No. of
      Units                      89,384    126,020    134,034    128,574    67,695    33,548       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     18.729095  17.637420  15.980101  14.150421 10.605710 12.500000       --        --      --       --
   Value at End of Year       21.591059  18.729095  17.637420  15.980101 14.150421 10.605710       --        --      --       --
   Venture III No. of Units     410,361    514,020    588,658    541,226   310,055    14,361       --        --      --       --

HIGH INCOME TRUST - SERIES II SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --        --      --       --
   Value at End of Year       11.516806         --         --         --        --        --       --        --      --       --
   Venture III No. of Units       3,829         --         --         --        --        --       --        --      --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     12.500000         --         --         --        --        --       --        --      --       --
   Value at End of Year       11.947056         --         --         --        --        --       --        --      --       --

Venture III New Sales

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       11.501411         --         --         --        --        --       --       --       --       --
   Venture III No. of Units         838         --         --         --        --        --       --       --       --       --

HIGH YIELD TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     16.730415  15.428438  15.145567  13.891244 11.370655 12.141727       --       --       --       --
   Value at End of Year       16.679296  16.730415  15.428438  15.145567 13.891244 11.370655       --       --       --       --
   Venture III No. of Units   1,061,694  1,564,435  1,797,146  2,120,483 1,762,068   284,891       --       --       --       --
   NY Venture III No. of
      Units                      81,199    104,589    126,053    163,790   175,755    16,234       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     17.184243  15.854859  15.571927  14.289454 11.702451 12.500000       --       --       --       --
   Value at End of Year       17.123127  17.184243  15.854859  15.571927 14.289454 11.702451       --       --       --       --
   Venture III No. of Units     365,731    482,504    646,754  1,098,262 1,233,595   310,509       --       --       --       --
   NY Venture III No. of
      Units                      54,861     89,565    100,941    171,945   143,636    43,415       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     17.065272  15.768654  15.510445  14.254457 11.691304 12.500000       --       --       --       --
   Value at End of Year       16.978950  17.065272  15.768654  15.510445 14.254457 11.691304       --       --       --       --
   Venture III No. of Units     475,768    696,966    800,087    872,757   542,096    54,491       --       --       --       --

INCOME & VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     15.122225  14.179404  13.730294  12.995332 10.461390 12.065818       --       --       --       --
   Value at End of Year       15.008378  15.122225  14.179404  13.730294 12.995332 10.461390       --       --       --       --
   Venture III No. of Units   1,161,731  1,379,833  1,597,506  1,816,378 1,187,425   299,598       --       --       --       --
   NY Venture III No. of
      Units                      73,901     90,859     94,668     87,863    50,556    21,089       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     15.630104  14.662929  14.205594  13.451943 10.834389 12.500000       --       --       --       --
   Value at End of Year       15.504641  15.630104  14.662929  14.205594 13.451943 10.834389       --       --       --       --
   Venture III No. of Units     621,429    780,201    943,761  1,149,939 1,027,704   389,937       --       --       --       --
   NY Venture III No. of
      Units                     143,920    218,821    253,761    224,293   107,445    42,937       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     15.521881  14.583201  14.149495  13.418984 10.824045 12.500000       --       --       --       --
   Value at End of Year       15.374070  15.521881  14.583201  14.149495 13.418984 10.824045       --       --       --       --
   Venture III No. of Units     621,431    805,475    917,091  1,196,450   534,443    27,012       --       --       --       --

INDEX ALLOCATION TRUST - SERIES II SHARES (units first credited 2-13-2006)

Contracts with no Optional Benefits
   Value at Start of Year     13.491510  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       14.139189  13.491510         --         --        --        --       --       --       --       --
   Venture III No. of Units   4,355,699  2,024,581         --         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                     724,828    344,725         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     13.485621  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       14.125913  13.485621         --         --        --        --       --       --       --       --
   Venture III No. of Units      13,900     12,201         --         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                      65,033     22,820         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     13.467954  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       14.086153  13.467954         --         --        --        --       --       --       --       --
   Venture III No. of Units   5,978,100  2,741,963         --         --        --        --       --       --       --       --

INTERNATIONAL CORE TRUST (FORMERLY INTERNATIONAL STOCK TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     20.207740  16.484777  14.483618  12.765244  9.962987 12.868047       --       --       --       --
   Value at End of Year       22.088298  20.207740  16.484777  14.483618 12.765244  9.962987       --       --       --       --
   Venture III No. of Units     561,368    535,764    488,083    509,688   450,208   176,920       --       --       --       --
   NY Venture III No. of
      Units                      24,593     19,747      8,135      8,907     4,807    14,269       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     19.584336  15.984195  14.050808  12.389988  9.674956 12.500000       --       --       --       --
   Value at End of Year       21.396118  19.584336  15.984195  14.050808 12.389988  9.674956       --       --       --       --
   Venture III No. of Units     259,931    267,642    329,380    395,719   422,409   284,865       --       --       --       --
   NY Venture III No. of
      Units                      25,286     45,979     17,799     19,936    16,892    12,367       --       --       --       --

Venture III New Sales

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     19.448735  15.897270  13.995306  12.359623  9.665705 12.500000       --       --       --       --
   Value at End of Year       21.215964  19.448735  15.897270  13.995306 12.359623  9.665705       --       --       --       --
   Venture III No. of Units     270,034    174,590    125,223    133,773   101,503    28,119       --       --       --       --

INTERNATIONAL OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-01-2005)

Contracts with no Optional Benefits
   Value at Start of Year     18.698360  15.341517  12.500000         --        --        --       --       --       --       --
   Value at End of Year       22.026318  18.698360  15.341517         --        --        --       --       --       --       --
   Venture III No. of Units     597,292    357,911    144,781         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                      23,719     11,821      1,006         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     18.682835  15.336432  12.500000         --        --        --       --       --       --       --
   Value at End of Year       21.996964  18.682835  15.336432         --        --        --       --       --       --       --
   Venture III No. of Units     128,635     86,504     56,591         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                      16,222     30,299      6,025         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     18.636406  15.321220  12.500000         --        --        --       --       --       --       --
   Value at End of Year       21.909254  18.636406  15.321220         --        --        --       --       --       --       --
   Venture III No. of Units     251,802    199,270     53,237         --        --        --       --       --       --       --

INTERNATIONAL SMALL CAP TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     25.044797  19.960658  18.468207  15.534502 10.206568 12.923106       --       --       --       --
   Value at End of Year       27.070792  25.044797  19.960658  18.468207 15.534502 10.206568       --       --       --       --
   Venture III No. of Units     530,150    523,687    551,672    508,429   316,160   137,846       --       --       --       --
   NY Venture III No. of
      Units                      23,128     29,375     25,055     22,890     7,350     4,073       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     24.168787  19.272082  17.840011  15.013613  9.869257 12.500000       --       --       --       --
   Value at End of Year       26.110792  24.168787  19.272082  17.840011 15.013613  9.869257       --       --       --       --
   Venture III No. of Units     127,573    134,362    172,609    234,775   276,036    78,980       --       --       --       --
   NY Venture III No. of
      Units                      60,222     69,857     77,841     84,383    35,182     4,421       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     24.001472  19.167310  17.769580  14.976847  9.859838 12.500000       --       --       --       --
   Value at End of Year       25.890967  24.001472  19.167310  17.769580 14.976847  9.859838       --       --       --       --
   Venture III No. of Units     314,851    325,857    333,776    354,469   157,210     9,734       --       --       --       --

INTERNATIONAL VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     24.168284  19.005873  17.515517  14.671519 10.320663 13.194820       --       --       --       --
   Value at End of Year       25.995262  24.168284  19.005873  17.515517 14.671519 10.320663       --       --       --       --
   Venture III No. of Units   1,636,467  2,136,477  2,365,952  1,963,880 1,169,969   396,766       --       --       --       --
   NY Venture III No. of
      Units                     113,646    113,836    111,421     65,522    48,600    56,165       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     22.842673  17.972367  16.571302  13.887566  9.774073 12.500000       --       --       --       --
   Value at End of Year       24.557093  22.842673  17.972367  16.571302 13.887566  9.774073       --       --       --       --
   Venture III No. of Units     859,755  1,275,306  1,778,386  1,776,210 1,735,805   872,145       --       --       --       --
   NY Venture III No. of
      Units                     167,119    219,452    274,198    239,822   155,887    40,129       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     22.684518  17.874645  16.505871  13.853534  9.764733 12.500000       --       --       --       --
   Value at End of Year       24.350324  22.684518  17.874645  16.505871 13.853534  9.764733       --       --       --       --
   Venture III No. of Units     951,421  1,309,416  1,308,769  1,011,065   524,999    13,226       --       --       --       --

INVESTMENT QUALITY BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     14.857266  14.612716  14.560248  14.145464 13.410129 12.572482       --       --       --       --
   Value at End of Year       15.477902  14.857266  14.612716  14.560248 14.145464 13.410129       --       --       --       --
   Venture III No. of Units   2,683,110  2,448,788  1,409,281    788,314   688,538   287,878       --       --       --       --
   NY Venture III No. of
      Units                     732,403    689,638    401,675     46,103    38,438    36,633       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     14.737426  14.502086  14.457233  14.052420 13.328579 12.500000       --       --       --       --
   Value at End of Year       15.345332  14.737426  14.502086  14.457233 14.052420 13.328579       --       --       --       --
   Venture III No. of Units     322,493    396,365    503,001    789,728   900,531   419,580       --       --       --       --
   NY Venture III No. of
      Units                      98,014     87,768    117,279     82,884    69,069   127,399       --       --       --       --

Venture III New Sales

                                YEAR        YEAR       YEAR       YEAR       YEAR       YEAR     YEAR     YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED      ENDED       ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- -------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     14.635390   14.423226  14.400139  14.017992  13.315887 12.500000       --       --       --       --
   Value at End of Year       15.216137   14.635390  14.423226  14.400139  14.017992 13.315887       --       --       --       --
   Venture III No. of Units   1,455,125   1,379,440    742,543    424,978    261,061    25,767       --       --       --       --

LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-2006) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --   12.081617  12.285043  11.782886   9.564734 11.840595       --       --       --       --
   Value at End of Year              --   12.337955  12.081617  12.285043  11.782886  9.564734       --       --       --       --
   Venture III No. of Units          --      14,380  1,329,866  1,476,772  1,240,492   437,895       --       --       --       --
   NY Venture III No. of
      Units                          --          --     88,515     86,595     59,592    48,413       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year            --          --  12.952105  12.428913  10.094184 12.500000       --       --       --       --
   Value at End of Year              --          --  12.731269  12.952105  12.428913 10.094184       --       --       --       --
   Venture III No. of Units          --          --  1,053,481  1,213,022  1,301,240   635,202       --       --       --       --
   NY Venture III No. of
      Units                          --          --    358,362    398,919    325,705    54,024       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year            --          --  12.900915  12.398438  10.084538 12.500000       --       --       --       --
   Value at End of Year              --          --  12.661997  12.900915  12.398438 10.084538       --       --       --       --
   Venture III No. of Units          --          --    568,378    611,324     45,555   13,459        --       --       --       --

LIFESTYLE AGGRESSIVE TRUST (FORMERLY LIFESTYLE AGGRESSIVE 1000 TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     18.641126   16.451344  15.138919  13.261867   9.993367 12.481030       --       --       --       --
   Value at End of Year       19.875931   18.641126  16.451344  15.138919  13.261867  9.993367       --       --       --       --
   Venture III No. of Units   3,167,682   3,951,950  3,739,525  3,500,583  1,645,281   174,966       --       --       --       --
   NY Venture III No. of
      Units                     218,345     222,271    211,686    202,664    123,453    65,066       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     18.626277   16.446429  15.141947  13.271161  10.005369 12.500000       --       --       --       --
   Value at End of Year       19.850108   18.626277  16.446429  15.141947  13.271161 10.005369       --       --       --       --
   Venture III No. of Units     976,542   1,539,646  2,053,300  2,154,929  1,976,258   622,163       --       --       --       --
   NY Venture III No. of
      Units                     467,027   1,161,176  1,238,355  1,214,706    592,625    20,954       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     18.497309   16.357014  15.082149  13.238642   9.995815 12.500000       --       --       --       --
   Value at End of Year       19.682962   18.497309  16.357014  15.082149  13.238642  9.995815       --       --       --       --
   Venture III No. of Units   2,295,079   3,224,882  3,479,824  3,436,912  1,576,341    19,680       --       --       --       --

LIFESTYLE BALANCED TRUST (FORMERLY LIFESTYLE BALANCED 640 TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     17.683960   15.979079  15.209160  13.634469  11.180582 12.327537       --       --       --       --
   Value at End of Year       18.482582   17.683960  15.979079  15.209160  13.634469 11.180582       --       --       --       --
   Venture III No. of Units 175,395,483 144,947,752 94,296,454 37,702,364 10,629,539 1,901,755       --       --       --       --
   NY Venture III No. of
      Units                   9,408,903   7,525,973  4,738,222  1,650,704    555,532   168,815       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     17.889904   16.173228  15.401622  13.813917  11.333399 12.500000       --       --       --       --
   Value at End of Year       18.688431   17.889904  16.173228  15.401622  13.813917 11.333399       --       --       --       --
   Venture III No. of Units   6,464,214   8,269,917  9,920,421  9,759,355  9,000,114 2,866,630       --       --       --       --
   NY Venture III No. of
      Units                   4,238,871   5,084,282  5,378,750  3,354,894  1,316,951   486,764       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     17.766037   16.085280  15.340795  13.780067  11.322585 12.500000       --       --       --       --
   Value at End of Year       18.531063   17.766037  16.085280  15.340795  13.780067 11.322585       --       --       --       --
   Venture III No. of Units  96,407,643  82,807,828 55,966,479 25,445,741  7,057,793   183,344       --       --       --       --

LIFESTYLE CONSERVATIVE TRUST (FORMERLY LIFESTYLE CONSERVATIVE 280 TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     15.778569   14.834829  14.669371  13.744482  12.526309 12.551523       --       --       --       --
   Value at End of Year       16.321823   15.778569  14.834829  14.669371  13.744482 12.526309       --       --       --       --
   Venture III No. of Units  15,451,718  11,332,448  9,393,143  5,445,174  2,396,267   439,049       --       --       --       --
   NY Venture III No. of
      Units                     977,809     766,116    504,755    207,725    133,615    54,752       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     15.677437   14.747100  14.589891  13.676874  12.470921 12.500000       --       --       --       --
   Value at End of Year       16.209057   15.677437  14.747100  14.589891  13.676874 12.470921       --       --       --       --
   Venture III No. of Units     734,284     810,075  1,164,691  1,468,065  1,727,749   785,173       --       --       --       --
   NY Venture III No. of
      Units                     554,030     722,780    684,576    292,196    191,143   237,071       --       --       --       --

Venture III New Sales

                                YEAR        YEAR        YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                              12/31/07    12/31/06    12/31/05   12/31/04   12/31/03 12/31/02  12/31/01 12/31/00 12/31/99 12/31/98
                             ----------- ----------- ---------- ---------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year      15.568876   14.666899  14.532273  13.643360 12.459034 12.500000       --       --       --       --
   Value at End of Year        16.072557   15.568876  14.666899  14.532273 13.643360 12.459034       --       --       --       --
   Venture III No. of Units    6,487,890   4,920,253  3,457,488  2,136,364   878,833    11,178       --       --       --       --

LIFESTYLE GROWTH TRUST (FORMERLY LIFESTYLE GROWTH 820 TRUST) - SERIES II SHARES(units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year      17.989081   16.143470  15.124169  13.417365 10.537942 12.345414       --       --       --       --
   Value at End of Year        18.977428   17.989081  16.143470  15.124169 13.417365 10.537942       --       --       --       --
   Venture III No. of Units  217,127,345 178,248,910 96,307,550 37,246,678 9,147,664 1,221,069       --       --       --       --
   NY Venture III No. of
      Units                   11,824,648   8,891,714  3,888,784  1,885,475   508,291    49,114       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year      18.172203   16.315932  15.293355  13.574266 10.666497 12.500000       --       --       --       --
   Value at End of Year        19.160985   18.172203  16.315932  15.293355 13.574266 10.666497       --       --       --       --
   Venture III No. of Units    5,829,855   7,198,032  8,510,674  8,582,094 7,642,690 2,318,975       --       --       --       --
   NY Venture III No. of
      Units                    4,235,285   5,105,055  4,979,384  3,205,885 1,015,744   324,491       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year      18.046363   16.227210  15.232955  13.540994 10.656315 12.500000       --       --       --       --
   Value at End of Year        18.999627   18.046363  16.227210  15.232955 13.540994 10.656315       --       --       --       --
   Venture III No. of Units  141,935,228 119,503,584 66,073,107 27,495,124 6,423,351    75,942       --       --       --       --

LIFESTYLE MODERATE TRUST (FORMERLY LIFESTYLE MODERATE 460 TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year      16.631475   15.345154  14.999837  13.733715 11.849812 12.455604       --       --       --       --
   Value at End of Year        17.189671   16.631475  15.345154  14.999837 13.733715 11.849812       --       --       --       --
   Venture III No. of Units   39,400,814  32,031,060 23,696,672 11,582,654 4,375,936   898,122       --       --       --       --
   NY Venture III No. of
      Units                    2,223,182   1,663,651    972,142    564,943   215,066    81,435       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year      16.652186   15.371921  15.033490  13.771413 11.888265 12.500000       --       --       --       --
   Value at End of Year        17.202429   16.652186  15.371921  15.033490 13.771413 11.888265       --       --       --       --
   Venture III No. of Units    2,000,045   2,474,041  2,947,609  3,473,439 3,593,850 1,246,184       --       --       --       --
   NY Venture III No. of
      Units                    1,439,735   1,645,168  1,665,305    998,003   387,094   214,108       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year      16.536852   15.288301  14.974101  13.737664 11.876927 12.500000       --       --       --       --
   Value at End of Year        17.057546   16.536852  15.288301  14.974101 13.737664 11.876927       --       --       --       --
   Venture III No. of Units   18,541,134  15,782,723 10,558,478  5,301,216 1,857,801    34,204       --       --       --       --

MID CAP CORE TRUST (MERGED INTO MID CAP INDEX TRUST EFF 12-01-2006) - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year             --          --  16.990840  15.135149 12.500000        --       --       --       --       --
   Value at End of Year               --          --  17.697987  16.990840 15.135149        --       --       --       --       --
   Venture III No. of Units           --          --    387,718    343,304   201,343        --       --       --       --       --
   NY Venture III No. of
      Units                           --          --     29,763     40,501    20,504        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year             --          --  16.976776  15.130185 12.500000        --       --       --       --       --
   Value at End of Year               --          --  17.674522  16.976776 15.130185        --       --       --       --       --
   Venture III No. of Units           --          --     63,822     89,751    48,056        --       --       --       --       --
   NY Venture III No. of
      Units                           --          --     41,745     98,814    51,742        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year             --          --  16.934560  15.115286 12.500000        --       --       --       --       --
   Value at End of Year               --          --  17.604230  16.934560 15.115286        --       --       --       --       --
   Venture III No. of Units           --          --    221,679    243,114   110,465        --       --       --       --       --

MID CAP INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year      18.588250   17.266146  15.701105  13.803063 10.446948 13.063020       --       --       --       --
   Value at End of Year        19.622979   18.588250  17.266146  15.701105 13.803063 10.446948       --       --       --       --
   Venture III No. of Units      668,289     948,753    777,606    789,337   578,414   153,193       --       --       --       --
   NY Venture III No. of
      Units                       42,752      68,563     45,505     42,610    23,420    35,062       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year      17.745959   16.491984  15.004583  13.197348  9.993492 12.500000       --       --       --       --
   Value at End of Year        18.724370   17.745959  16.491984  15.004583 13.197348  9.993492       --       --       --       --
   Venture III No. of Units      364,692     438,383    524,786    605,135   632,676   346,118       --       --       --       --
   NY Venture III No. of
      Units                      103,360     139,280    115,037    119,148    72,672    26,727       --       --       --       --

Venture III New Sales

                                YEAR        YEAR        YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                              12/31/07    12/31/06    12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ----------- ----------- ---------- ---------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year      17.623083   16.402310  14.945326  13.165014  9.983954 12.500000       --       --       --       --
   Value at End of Year        18.566702   17.623083  16.402310  14.945326 13.165014  9.983954       --       --       --       --
   Venture III No. of Units      572,126     678,826    515,525    511,084   295,326     1,169       --       --       --       --

MID CAP INTERSECTION TRUST - SERIES II SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year      12.500000          --         --         --        --        --       --       --       --       --
   Value at End of Year        11.492455          --         --         --        --        --       --       --       --       --
   Venture III No. of Units       22,484          --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year      12.500000          --         --         --        --        --       --       --       --       --
   Value at End of Year        11.488617          --         --         --        --        --       --       --       --       --
   Venture III No. of Units        9,233          --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year      12.500000          --         --         --        --        --       --       --       --       --
   Value at End of Year        11.477096          --         --         --        --        --       --       --       --       --
   Venture III No. of Units       28,302          --         --         --        --        --       --       --       --       --

MID CAP STOCK TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year      19.634726   17.616489  15.651048  13.399635  9.595389 11.871001       --       --       --       --
   Value at End of Year        23.821451   19.634726  17.616489  15.651048 13.399635  9.595389       --       --       --       --
   Venture III No. of Units    1,745,175   1,969,886  2,162,180  1,750,637 1,301,845   270,179       --       --       --       --
   NY Venture III No. of
      Units                       73,201      81,808     78,688     55,175    33,593    33,898       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year      20.627270   18.516250  16.458620  14.098106 10.100601 12.500000       --       --       --       --
   Value at End of Year        25.013074   20.627270  18.516250  16.458620 14.098106 10.100601       --       --       --       --
   Venture III No. of Units      664,861     876,479  1,190,521  1,043,898 1,108,921   470,778       --       --       --       --
   NY Venture III No. of
      Units                      154,535     192,866    231,243    194,931   112,955    47,469       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year      20.484464   18.415590  16.393632  14.063561 10.090950 12.500000       --       --       --       --
   Value at End of Year        24.802476   20.484464  18.415590  16.393632 14.063561 10.090950       --       --       --       --
   Venture III No. of Units    1,048,264   1,204,656  1,352,596  1,054,442   634,970     2,327       --       --       --       --

MONEY MARKET TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year      12.540461   12.230815  12.135513  12.263567 12.420152 12.476982       --       --       --       --
   Value at End of Year        12.871071   12.540461  12.230815  12.135513 12.263567 12.420152       --       --       --       --
   Venture III No. of Units    9,799,567   7,771,103  4,457,608  2,613,385 2,483,355 1,435,813       --       --       --       --
   NY Venture III No. of
      Units                      773,035     609,764    386,402    361,164   222,804   200,546       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year      12.534527   12.231129  12.141864  12.276141 12.439109 12.500000       --       --       --       --
   Value at End of Year        12.858525   12.534527  12.231129  12.141864 12.276141 12.439109       --       --       --       --
   Venture III No. of Units    1,159,215   1,287,045  1,477,736  1,517,588 2,110,911 1,967,421       --       --       --       --
   NY Venture III No. of
      Units                      609,898     489,008    206,103    122,567   313,967   565,393       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year      12.447715   12.164600  12.093901  12.246054 12.427253 12.500000       --       --       --       --
   Value at End of Year        12.750227   12.447715  12.164600  12.093901 12.246054 12.427253       --       --       --       --
   Venture III No. of Units    5,498,000   4,847,943  2,706,502  1,411,618   731,580    61,394       --       --       --       --

NATURAL RESOURCES TRUST - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year      37.521393   31.256944  21.701596  17.786425 12.500000        --       --       --       --       --
   Value at End of Year        51.827047   37.521393  31.256944  21.701596 17.786425        --       --       --       --       --
   Venture III No. of Units      703,323     724,103    679,763    491,491   118,335        --       --       --       --       --
   NY Venture III No. of
      Units                       35,730      39,141     36,487     24,341    11,654        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year      37.452987   31.215522  21.683626  17.780593 12.500000        --       --       --       --       --
   Value at End of Year        51.706546   37.452987  31.215522  21.683626 17.780593        --       --       --       --       --
   Venture III No. of Units      342,562     437,418    510,142    363,500   217,836        --       --       --       --       --
   NY Venture III No. of
      Units                       57,249      63,128     70,979     49,771    20,424        --       --       --       --       --

Venture III New Sales

                                YEAR        YEAR        YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                              12/31/07    12/31/06    12/31/05   12/31/04   12/31/03 12/31/02  12/31/01 12/31/00 12/31/99 12/31/98
                             ----------- ----------- ---------- ---------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year      37.248500   31.091556  21.629775  17.763098 12.500000        --       --       --       --       --
   Value at End of Year        51.346740   37.248500  31.091556  21.629775 17.763098        --       --       --       --       --
   Venture III No. of Units      447,709     524,349    554,874    420,594   127,146        --       --       --       --       --

PACIFIC RIM TRUST (FORMERLY PACIFIC RIM EMERGING MARKETS TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year      22.844730   20.937537  16.970541  14.772045 10.687117 13.476975       --       --       --       --
   Value at End of Year        24.456090   22.844730  20.937537  16.970541 14.772045 10.687117       --       --       --       --
   Venture III No. of Units      379,078     457,272    484,961    334,235   313,910    88,949       --       --       --       --
   NY Venture III No. of
      Units                       19,977      22,770     24,196     10,490     2,175       484       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year      21.139640   19.384470  15.719562  13.689980  9.909224 12.500000       --       --       --       --
   Value at End of Year        22.619368   21.139640  19.384470  15.719562 13.689980  9.909224       --       --       --       --
   Venture III No. of Units      210,694     269,178    401,349    296,557   230,924   103,642       --       --       --       --
   NY Venture III No. of
      Units                       48,478      58,788     56,001     49,762    33,108     5,834       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year      20.993298   19.279095  15.657484  13.656433  9.899754 12.500000       --       --       --       --
   Value at End of Year        22.428940   20.993298  19.279095  15.657484 13.656433  9.899754       --       --       --       --
   Venture III No. of Units      270,538     307,681    318,021    254,982   101,718       537       --       --       --       --

REAL ESTATE SECURITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year      33.503097   24.712132  22.499805  17.360006 12.702902 13.427582       --       --       --       --
   Value at End of Year        27.755905   33.503097  24.712132  22.499805 17.360006 12.702902       --       --       --       --
   Venture III No. of Units      774,393   1,165,660  1,197,178  1,321,526   958,408   371,522       --       --       --       --
   NY Venture III No. of
      Units                       43,369      50,986     48,150     44,969    26,331    33,209       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year      31.116602   22.963269  20.917923  16.147570 11.821624 12.500000       --       --       --       --
   Value at End of Year        25.765825   31.116602  22.963269  20.917923 16.147570 11.821624       --       --       --       --
   Venture III No. of Units      294,056     416,372    566,773    720,356   748,678   457,392       --       --       --       --
   NY Venture III No. of
      Units                       88,717     107,222    121,253    103,622    55,444    81,806       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year      30.901244   22.838433  20.835346  16.108031 11.810352 12.500000       --       --       --       --
   Value at End of Year        25.548904   30.901244  22.838433  20.835346 16.108031 11.810352       --       --       --       --
   Venture III No. of Units      395,189     620,476    613,953    765,647   333,783    18,135       --       --       --       --

SCIENCE & TECHNOLOGY TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year      11.225213   10.829359  10.811722  10.906148  7.368796  9.909366       --       --       --       --
   Value at End of Year        13.168256   11.225213  10.829359  10.811722 10.906148  7.368796       --       --       --       --
   Venture III No. of Units      948,698     873,435    975,766  1,201,486 1,130,156   184,060       --       --       --       --
   NY Venture III No. of
      Units                       29,706      56,375     85,514     90,668    73,783     6,103       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year      14.127066   13.635681  13.620276  13.746139  9.292277 12.500000       --       --       --       --
   Value at End of Year        16.564084   14.127066  13.635681  13.620276 13.746139  9.292277       --       --       --       --
   Venture III No. of Units      317,258     382,261    520,780    677,523   785,025   202,175       --       --       --       --
   NY Venture III No. of
      Units                       76,041      81,351    124,014    144,225   110,727    25,846       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year      14.029230   13.561529  13.566483  13.712452  9.283395 12.500000       --       --       --       --
   Value at End of Year        16.424593   14.029230  13.561529  13.566483 13.712452  9.283395       --       --       --       --
   Venture III No. of Units      417,561     516,414    532,896    580,571   411,007     5,580       --       --       --       --

SMALL CAP GROWTH TRUST - SERIES II SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
   Value at Start of Year      17.596843   15.800825  12.500000         --        --        --       --       --       --       --
   Value at End of Year        19.691111   17.596843  15.800825         --        --        --       --       --       --       --
   Venture III No. of Units      241,664     248,248    177,098         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                        7,746       3,535        683         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year      17.582246   15.795593  12.500000         --        --        --       --       --       --       --
   Value at End of Year        19.664892   17.582246  15.795593         --        --        --       --       --       --       --
   Venture III No. of Units       87,951      98,234     80,821         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                        5,017       7,702      2,437         --        --        --       --       --       --       --

Venture III New Sales

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     17.538545  15.779928  12.500000         --        --        --       --       --       --       --
   Value at End of Year       19.586459  17.538545  15.779928         --        --        --       --       --       --       --
   Venture III No. of Units     139,418    138,254     78,343         --        --        --       --       --       --       --

SMALL CAP OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year     14.985828  22.591391  21.342308  17.291875 12.500000        --       --       --       --       --
   Value at End of Year       22.204676  14.985828  22.591391  21.342308 17.291875        --       --       --       --       --
   Venture III No. of Units     456,256    673,916    806,725    254,329    59,939        --       --       --       --       --
   NY Venture III No. of
      Units                      35,043     45,457     32,017      2,878        38        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     24.442703  22.561415  21.324613  17.286206 12.500000        --       --       --       --       --
   Value at End of Year       22.153013  24.442703  22.561415  21.324613 17.286206        --       --       --       --       --
   Venture III No. of Units     225,620    312,505    465,918     70,908    17,378        --       --       --       --       --
   NY Venture III No. of
      Units                      74,258     90,014    114,661     23,672     6,795        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     24.309159  22.471750  21.271647  17.269212 12.500000        --       --       --       --       --
   Value at End of Year       21.998747  24.309159  22.471750  21.271647 17.269212        --       --       --       --       --
   Venture III No. of Units     333,100    479,610    600,588    181,511    53,999        --       --       --       --       --

SMALL CAP VALUE TRUST - SERIES II SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
   Value at Start of Year     16.666922  14.234274  12.500000         --        --        --       --       --       --       --
   Value at End of Year       15.878329  16.666922  14.234274         --        --        --       --       --       --       --
   Venture III No. of Units     535,994    676,921    291,038         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                      22,856     17,955      4,835         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     16.653108  14.229566  12.500000         --        --        --       --       --       --       --
   Value at End of Year       15.857185  16.653108  14.229566         --        --        --       --       --       --       --
   Venture III No. of Units     123,249    119,204     72,897         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                      14,422     21,076      9,531         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     16.611700  14.215428  12.500000         --        --        --       --       --       --       --
   Value at End of Year       15.793901  16.611700  14.215428         --        --        --       --       --       --       --
   Venture III No. of Units     244,944    208,489     93,639         --        --        --       --       --       --       --

SMALL COMPANY VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     22.112812  19.512373  18.576036  15.116060 11.505543 14.080585       --       --       --       --
   Value at End of Year       21.442806  22.112812  19.512373  18.576036 15.116060 11.505543       --       --       --       --
   Venture III No. of Units   1,290,443  1,888,948  2,236,737  2,430,543 1,761,384   614,080       --       --       --       --
   NY Venture III No. of
      Units                      98,580    114,100    120,806    113,567    82,962    58,245       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     19.585209  17.290634  16.469112  13.408283 10.210756 12.500000       --       --       --       --
   Value at End of Year       18.982240  19.585209  17.290634  16.469112 13.408283 10.210756       --       --       --       --
   Venture III No. of Units     714,205  1,076,265  1,612,445  1,912,889 1,911,009   929,346       --       --       --       --
   NY Venture III No. of
      Units                     178,592    262,887    299,276    292,522   194,102   140,797       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     19.449636  17.196655  16.404097  13.375438 10.201010 12.500000       --       --       --       --
   Value at End of Year       18.822412  19.449636  17.196655  16.404097 13.375438 10.201010       --       --       --       --
   Venture III No. of Units     834,357  1,247,856  1,504,042  1,509,955   748,523    41,340       --       --       --       --

STRATEGIC BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of Year     16.274311  15.481727  15.363692  14.681293 13.217126 12.681238       --       --       --       --
   Value at End of Year       15.965153  16.274311  15.481727  15.363692 14.681293 13.217126       --       --       --       --
   Venture III No. of Units   1,544,330  1,829,380  1,935,818  1,374,409   731,600   199,341       --       --       --       --
   NY Venture III No. of
      Units                     129,989    136,005    144,159     69,421    47,473     9,379       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     16.004585  15.232731  15.124141  14.459631 13.024081 12.500000       --       --       --       --
   Value at End of Year       15.692653  16.004585  15.232731  15.124141 14.459631 13.024081       --       --       --       --
   Venture III No. of Units     208,073    251,996    344,500    402,567   494,156   198,913       --       --       --       --
   NY Venture III No. of
      Units                     123,426    153,583    182,102    141,989    83,675    86,329       --       --       --       --

Venture III New Sales

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     15.893786  15.149912  15.064431  14.424221 13.011678 12.500000       --       --       --       --
   Value at End of Year       15.560540  15.893786  15.149912  15.064431 14.424221 13.011678       --       --       --       --
   Venture III No. of Units     930,532  1,076,127  1,221,568    753,789   197,544     7,865       --       --       --       --

TOTAL RETURN TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of Year     14.511115  14.264224  14.181967  13.770063 13.348694 12.525844       --       --       --       --
   Value at End of Year       15.453799  14.511115  14.264224  14.181967 13.770063 13.348694       --       --       --       --
   Venture III No. of Units   2,876,211  3,460,133  4,055,380  4,271,882 3,688,116 1,428,781       --       --       --       --
   NY Venture III No. of
      Units                     291,916    318,095    339,003    361,284   283,169   236,863       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     14.447658  14.208930  14.134043  13.730415 13.316914 12.500000       --       --       --       --
   Value at End of Year       15.378494  14.447658  14.208930  14.134043 13.730415 13.316914       --       --       --       --
   Venture III No. of Units   1,470,507  1,919,042  2,679,092  3,243,797 3,740,167 2,269,393       --       --       --       --
   NY Venture III No. of
      Units                     270,013    337,355    420,975    417,710   345,500   584,424       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     14.347633  14.131682  14.078249  13.696789 13.304234 12.500000       --       --       --       --
   Value at End of Year       15.249011  14.347633  14.131682  14.078249 13.696789 13.304234       --       --       --       --
   Venture III No. of Units   1,363,522  1,676,309  1,806,043  1,653,518 1,148,470   124,496       --       --       --       --

U.S. GOVERNMENT SECURITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of Year     13.657521  13.325803  13.352760  13.219027 13.228371 12.615206       --       --       --       --
   Value at End of Year       13.826238  13.657521  13.325803  13.352760 13.219027 13.228371       --       --       --       --
   Venture III No. of Units   1,159,441  1,186,616  1,535,167  2,276,112 1,868,640   706,239       --       --       --       --
   NY Venture III No. of
      Units                      39,669     48,218    114,800    119,680   136,243    52,169       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     13.501489  13.180139  13.213383  13.087595 13.103404 12.500000       --       --       --       --
   Value at End of Year       13.661396  13.501489  13.180139  13.213383 13.087595 13.103404       --       --       --       --
   Venture III No. of Units     426,002    564,405    831,527  1,280,511 1,696,560 1,055,375       --       --       --       --
   NY Venture III No. of
      Units                      89,990    109,795    144,792    219,941   252,802   293,643       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     13.407988  13.108456  13.161193  13.055529 13.090912 12.500000       --       --       --       --
   Value at End of Year       13.546353  13.407988  13.108456  13.161193 13.055529 13.090912       --       --       --       --
   Venture III No. of Units     283,726    330,894    357,519    413,421   341,401    15,548       --       --       --       --

U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of Year     15.345044  14.135691  13.591728  12.664320  9.419481 11.886116       --       --       --       --
   Value at End of Year       15.014071  15.345044  14.135691  13.591728 12.664320  9.419481       --       --       --       --
   Venture III No. of Units   1,049,829  1,244,178  1,602,506  1,961,610 1,462,835   642,992       --       --       --       --
   NY Venture III No. of
      Units                     102,502    133,898    150,052    155,958   132,369    38,532       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     16.100219  14.838746  14.274847  13.307497  9.902818 12.500000       --       --       --       --
   Value at End of Year       15.745027  16.100219  14.838746  14.274847 13.307497  9.902818       --       --       --       --
   Venture III No. of Units     983,914  1,284,989  1,714,204  2,067,264 2,066,680 1,174,328       --       --       --       --
   NY Venture III No. of
      Units                     142,468    185,835    319,494    429,814   341,199    78,162       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     15.988741  14.758060  14.218473  13.274886  9.893359 12.500000       --       --       --       --
   Value at End of Year       15.612438  15.988741  14.758060  14.218473 13.274886  9.893359       --       --       --       --
   Venture III No. of Units     397,789    523,972    585,268    654,850    76,646     7,784       --       --       --       --

VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of Year     19.486187  16.399020  14.838145  13.113578  9.618617 12.656613       --       --       --       --
   Value at End of Year       20.699764  19.486187  16.399020  14.838145 13.113578  9.618617       --       --       --       --
   Venture III No. of Units     555,610    762,073    652,914    805,980   399,055   135,128       --       --       --       --
   NY Venture III No. of
      Units                      45,299     40,150     28,146     24,103     4,930     3,908       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     19.200557  16.166695  14.635222  12.940716  9.496575 12.500000       --       --       --       --
   Value at End of Year       20.386088  19.200557  16.166695  14.635222 12.940716  9.496575       --       --       --       --
   Venture III No. of Units     131,979    179,690    234,496    269,435   282,804   195,802       --       --       --       --
   NY Venture III No. of
      Units                      44,247     44,974     45,053     48,220    19,711    22,239       --       --       --       --

Venture III New Sales

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     19.067621  16.078797  14.577434  12.909015  9.487504 12.500000       --       --       --       --
   Value at End of Year       20.214439  19.067621  16.078797  14.577434 12.909015  9.487504       --       --       --       --
   Venture III No. of Units     277,579    341,532    317,248    290,234   142,695    26,508       --       --       --       --

                                 VERSIONS B & C
                 (Venture III & Wealthmark ML3 Variable Annuity)
                                (prior contracts)

           (Incorporated by reference to this Registration Statement, File No. 333-70850, filed on April 28, 2008.)

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A

       Supplement dated June 16, 2008 to PROSPECTUSES dated April 28, 2008

                  Availability of Income Made Easy Program and
          Income Plus for Life (Quarterly Step-up Review) Series Riders

This Supplement describes:

     - a new service we call the "Income Made Easy" program for pre-authorized withdrawals that we make available for any Contract with a guaranteed minimum withdrawal benefit Rider, and

     - two new versions of our optional guaranteed minimum withdrawal benefit Riders - Income Plus for Life and Income Plus for Life - Joint Life. We refer to the new versions of the Income Plus for Life Riders as the Income Plus for Life (Quarterly Step-up Review) Rider and the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider. We refer to these Riders collectively as the "Income Plus for Life (Quarterly Step-up Review) Series Riders" in this Supplement.

An Income Plus for Life (Quarterly Step-up Review) Series Rider may be available to your Contract if you elect to exchange your existing guaranteed minimum withdrawal benefit Rider after you purchased your Contract and if the Rider is available in your state. You must satisfy the conditions we impose upon an exchange of guaranteed minimum withdrawal benefit Riders to purchase one of these Riders.

This Supplement is intended to supplement prospectuses dated April 28, 2008 for VENTURE(R) VARIABLE ANNUITY, VENTURE VANTAGE(R) VARIABLE ANNUITY, VENTURE III(R) VARIABLE ANNUITY, VENTURE VISION(R) VARIABLE ANNUITY, WEALTHMARK VARIABLE ANNUITY and WEALTHMARK ML3 VARIABLE ANNUITY Contracts issued before June 16, 2008 by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York.

You should read this Supplement together with the current prospectus for the Contract you purchased (the "annuity prospectus"), and retain all documents for future reference. If you would like another copy of the annuity prospectus, please contact us at our Annuities Service Center:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)            JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
ANNUITIES SERVICE CENTER    MAILING ADDRESS             ANNUITIES SERVICE CENTER    MAILING ADDRESS
164 Corporate Drive         Post Office Box 9505        164 Corporate Drive         Post Office Box 9506
Portsmouth, NH 03801-6815   Portsmouth, NH 03802-9505   Portsmouth, NH 03801-6815   Portsmouth, NH 03802-9506
(617) 663-3000 or           www.jhannuities.com         (877) 391-3748 or           www.jhannuitiesnewyork.com
(800) 344-1029                                          (800) 551-2078

WHAT IS THE INCOME MADE EASY PROGRAM?

If you purchased a guaranteed minimum withdrawal benefit Rider with a Contract, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. Depending on the Rider you purchased, the Income Made Easy Program provides:

     - An income for the lifetime of the Covered Person(s) (available for Income Plus for Life, Income Plus for Life - Joint Life, Income Plus for Life (Quarterly Step-up Review) Series, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Plus for Life Plus Spousal Protection), beginning no earlier than the Lifetime Income Date; or

     - An income for a specified period (available for Principal Returns and Principal Plus).

Either way, the Income Made Easy Program allows you to select: (A) the annual guaranteed amount ("full allowable amount") under your Rider, which will automatically increase to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-up or an Additional Purchase Payment; (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option will reduce your ability to obtain Step-ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that would exceed the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you reenroll) if:

     -    you select option A, B or C; and

     - you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

     - may be subject to income tax and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% IRS penalty tax;

     -    reduce the death benefit and other optional benefits; and

     - cancel your eligibility to earn a Bonus under the provisions of your guaranteed minimum withdrawal benefit Rider during any Contract Year in which you receive a payment under the program.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see "Special Withdrawal Services
- The Income Plan" in "V. Description of the Contract" in the annuity prospectus) if you enroll in the Income Made Easy Program.

WHAT ARE THE NEW FEATURES OF THE INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES RIDERS?

The Income Plus for Life (Quarterly Step-up Review) Series Riders are optional "guaranteed minimum withdrawal benefit" Riders. The differences between the Income Plus for Life and Income Plus for Life - Joint Life Riders described in the annuity prospectus and the Income Plus for Life (Quarterly Step-up Review) Series Riders include the following:

     -    New Rider fees;

     - An Owner's eligibility for Benefit Base "Step-ups" is now reviewed on a quarterly basis instead of annually;

     -    Withdrawals no longer automatically cancel the "Target Amount";

     - The Target Amount calculation now provides the possibility for earlier lock-ins;

     - "Excess" withdrawals now reduce the Contract's death benefit on a pro-rata basis; and

     - All withdrawals prior to the Lifetime Income Date generally reduce the Lifetime Income Amount on a pro rata basis.

The version of the Income Plus for Life (Quarterly Step-up Review) Rider issued in the state of New York (the "NY Income Plus for Life (Quarterly Step-up Review) Rider") includes differences in the following features of the Income Plus for Life (Quarterly Step-up Review) Rider available outside of New York:

     -    Lifetime Income Date;

     -    Lifetime Income Bonuses; and

     -    Rider fees.

We describe each of these features, including differences in the NY Income Plus for Life (Quarterly Step-up Review) Rider, in more detail in this Supplement. We also provide new examples in this Supplement to illustrate hypothetical results of Contracts with an Income Plus for Life (Quarterly Step-up Review) Rider, including examples of hypothetical results of Contracts with a NY Income Plus for Life (Quarterly Step-up Review) Rider. In all other respects, the Income Plus for Life (Quarterly Step-up Review) Series Riders are the same as the Income Plus for Life and Income Plus for Life - Joint Life Riders described in the annuity prospectus. You should carefully read the annuity prospectus for more information about the Income Plus for Life and Income Plus for Life - Joint Life Riders.

ARE THE NEW INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES RIDERS AVAILABLE UNDER OUR EXCHANGE PROGRAM?

There may be some states where the Income Plus for Life (Quarterly Step-up Review) Riders are not available for sale. If you live in one of those states, for information about the guaranteed minimum withdrawal benefit Riders that may be available to your Contract under our exchange program, please refer to the annuity prospectus without the revisions for the Income Plus for Life (Quarterly Step-up Review) Series Riders described in this Supplement.

We revise the first section of the appendix to the annuity prospectus entitled "Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" to read as follows:

Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders

This section describes the conditions under which you may elect to exchange an existing guaranteed minimum withdrawal benefit Rider to your Contract for one of the following optional guaranteed minimum withdrawal benefit Riders after you purchase a Contract:

     - Income Plus for Life (Quarterly Step-up Review)(if available in your state on your Anniversary; otherwise Income Plus for Life); or

     - Income Plus for Life - Joint Life (Quarterly Step-up Review)(if available in your state on your Anniversary; otherwise Income Plus for Life - Joint Life); or

     - Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-up; or

     -    Principal Returns.

Any exchange of Riders is subject to the availability of the new Rider and/or this exchange program in your state.

WHAT ARE THE FEES FOR THE INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW)
RIDERS?

The current fee is equal to 0.75% of the "Adjusted Benefit Base" for Contracts issued outside of New York, and 0.70% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus for Life (Quarterly Step-up Review) or Income Plus for Life - Joint Life (Quarterly Step-up Review) (issued outside of New York) fee on the effective date of each Step-up. In such a situation, neither fee will ever exceed 1.20%.

To reflect the new fees of the Income Plus for Life (Quarterly Step-up Review) Series Riders, we are revising the following table and example in "III. Fee Tables" in the annuity prospectus:

OTHER ACCOUNT FEES DEDUCTED FROM CONTRACT VALUE
Optional Guaranteed Minimum Withdrawal Benefit Riders
(You may select only one of the following if you qualify for an exchange of Riders. We deduct the fee on an annual basis from Contract Value.)

                                                                 INCOME PLUS FOR
              INCOME PLUS FOR LIFE                              LIFE - JOINT LIFE    PRINCIPAL PLUS
               (QUARTERLY STEP-UP      INCOME PLUS FOR LIFE     (QUARTERLY STEP-UP    FOR LIFE PLUS
                     REVIEW)            (QUARTERLY STEP-UP           REVIEW)            AUTOMATIC     PRINCIPAL
               (issued outside New           REVIEW)           (issued outside New       ANNUAL        PLUS FOR    PRINCIPAL
                    York)(1)         (issued in New York)(1)         York)(2)          Step-up(3)      Life(4)    RETURNS(5)
              --------------------   -----------------------   -------------------   --------------   ---------   ----------
Maximum Fee           1.20%                   1.20%                   1.20%              1.20%          0.75%       0.95%
Current Fee           0.75%                   0.70%                   0.75%              0.55%          0.40%       0.50%

(1) The current charge for the Income Plus for Life (Quarterly Step-up Review) Rider (issued outside NY) is 0.75% of the Adjusted Benefit Base. The current charge for the Income Plus for Life (Quarterly Step-up Review) Rider (issued in NY) is 0.70% of the Adjusted Benefit Base. We reserve the right to increase these charges up to a maximum charge of 1.20 % if the Benefit Base is Stepped-up to equal the Contract Value. The charges for the Income Plus for Life Rider that is offered where the Quarterly Step-up Review version is not yet available is provided in the section entitled "Optional Benefits" in the annuity prospectus or entitled "Optional Guaranteed Minimum Withdrawal Benefit Riders" in an appendix to the annuity prospectus.

(2) The current charge for the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider (issued outside NY) is 0.75% of the Adjusted Benefit Base. We reserve the right to increase the charge to a maximum charge of
     1.20 % if the Benefit Base is Stepped-up to equal the Contract Value. The charges for the Income Plus for Life - Joint Life Rider that is offered where the Quarterly Step-up Review version is not yet available is provided in the section entitled "Optional Benefits" in the annuity prospectus or entitled "Optional Guaranteed Minimum Withdrawal Benefit Riders" in an appendix to the annuity prospectus.

(3) The current charge for the Principal Plus for Life Plus Automatic Annual Step-up Rider is 0.55% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.

(4) The current charge for the Principal Plus for Life Rider is 0.40% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.

(5) The current charge for the Principal Returns Rider is 0.50% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.95% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.

EXAMPLE 1: MAXIMUM PORTFOLIO OPERATING EXPENSES - CONTRACT WITH OPTIONAL BENEFIT RIDERS

The following example assumes that you invest $10,000 in a Contract with the optional benefit Riders shown below. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Please note that the Rider fees are reflected as a percentage of the Adjusted

Benefit Base, which may vary in value from the total Variable Investment Option value. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JOHN HANCOCK USA
JOHN HANCOCK NEW YORK
CONTRACT WITH INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) AND ANNUAL STEP DEATH BENEFIT

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                            $981     $1,784    $2,624    $4,685
If you annuitize, or do not surrender the Contract
   at the end of the applicable time period:          $429     $1,319    $2,247    $4,685

ARE THERE INVESTMENT RESTRICTIONS UNDER THE INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES RIDERS?

Yes. If you purchase any of our guaranteed minimum withdrawal benefit Riders, you must invest 100% of your Contract Value at all times in one or more of the investment options we make available for these Riders. Please read the annuity prospectus, including the supplement dated June 16, 2008 entitled "New Variable Annuity Investment Options," for information about the currently available individual Investment Options and currently available Model Allocations.

WHAT ADDITIONAL INFORMATION SHOULD I KNOW ABOUT THE INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES RIDERS?

DEFINITIONS. Please read the Guaranteed Minimum Withdrawal Benefit Rider definitions, as well as the definitions for the Income Plus for Life Rider, in the annuity prospectus for information about some of the terms we use in this Supplement.

For purposes of the Income Plus for Life (Quarterly Step-up Review) Rider, we define "Lifetime Income Date" to mean:

     - the date you purchase the Rider if you are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise,

     - the Anniversary Date on, or immediately following, the date you attain age 58 1/2 (age 61 in NY).

For purposes of the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider, we define "Lifetime Income Date" to mean:

     - the date you purchase the Rider if both you and your spouse are age 58 1/2 or older at the time; otherwise,

     - the Anniversary Date on, or immediately following, the date the younger spouse would attain age 58 1/2 (the Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)


IMPACT OF ADDITIONAL PURCHASE PAYMENTS. Please read the section entitled "Optional Benefits - Overview of Guaranteed Minimum Withdrawal Benefit Riders" in the annuity prospectus, or entitled "Optional Guaranteed Minimum Withdrawal Benefits - Overview of Guaranteed Minimum Withdrawal Benefit Riders" in an appendix to the annuity prospectus, for information about restrictions on Additional Purchase Payments for Contracts with any guaranteed minimum withdrawal benefit Rider, including the Income Plus for Life (Quarterly Step-up Review) Series Riders. Also, please review the section entitled "Impact on Benefit Base and Lifetime Income Amount" on pages 5 and 12 of this Supplement for information on the impact of Additional Purchase Payments on the Benefit Base and Lifetime Income Amount.


COMPARISON BETWEEN GUARANTEED MINIMUM WITHDRAWAL BENEFITS AND ANNUITY PAYMENTS. Please read the section entitled "Optional Benefits - Overview of Guaranteed Minimum Withdrawal Benefit Riders" in the annuity prospectus or entitled "Optional Guaranteed Minimum Withdrawal Benefits - Overview of Guaranteed Minimum Withdrawal Benefit Riders" in an appendix to the annuity prospectus, for information about guaranteed minimum withdrawal benefits under the Rider in comparison to annuity payments. Please also review that section for information about additional annuity options.

ADDITIONAL INFORMATION. We supplement the "Income Plus for Life" and "Income Plus for Life -Joint Life" sections in the section entitled "Optional Benefits" in the annuity prospectus, or entitled "Optional Guaranteed Minimum Withdrawal Benefits" in an appendix to the annuity prospectus, to include the following in their respective sections:

Income Plus for Life (Quarterly Step-up Review)

The Income Plus for Life (Quarterly Step-up Review) Rider provides a guaranteed minimum withdrawal benefit, called the "Lifetime Income Amount" during the Accumulation Period.


We calculate the Lifetime Income Amount on the Lifetime Income Date. The Lifetime Income Date depends on the age of the Covered Person(s) when you purchase an Income Plus for Life (Quarterly Step-up Review) Series Rider. If you purchase an Income Plus for Life (Quarterly Step-up Review) Rider when the Covered Person is age 58 1/2 (age 61 if issued in New York) or older, the Lifetime Income Date will be the Rider's effective date. If the Lifetime Income Date coincides with an Income Plus for Life (Quarterly Step-up Review) Rider's effective date, the initial Lifetime Income Amount equals 5% of the Benefit Base in effect at the time of purchase. (The Benefit Base in effect at the time of purchase is the Contract Value at beginning of the Election Period for your purchase, up to a maximum of $5 million.) Otherwise, we will calculate an initial Lifetime Income Amount on the Lifetime Income Date to equal 5% of the Benefit Base in effect at that time. If you subsequently limit your annual withdrawals to the Lifetime Income Amount, Income Plus for Life (Quarterly Step-up Review) guarantees that we will make the Lifetime Income Amount benefit available to you, as long as the Covered Person is alive and an Owner, Beneficiary or Annuitant under the Contract, even if your Contract Value reduces to zero. We may reduce the Lifetime Income Amount if you take withdrawals in excess of the Lifetime Income Amount. We also reduce the Benefit Base if you take any withdrawals before the Lifetime Income Date. If you defer taking withdrawals, we may increase the Lifetime Income Amount to reflect one or more "Lifetime Income Bonuses" and a "Target Amount" adjustment (see "Target Amount" on page 8 of this Supplement). We also may increase the Lifetime Income Amount if you make Additional Purchase Payments, or if we Step-up the Benefit Base to reflect investment performance.



IMPACT ON BENEFIT BASE AND LIFETIME INCOME AMOUNT. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.



On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus:



     - The excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits); over



     - Any Withdrawal Amount reduced by any Purchase Payment since the later of the Lifetime Income Date or the latest:



          -    date of a Purchase Payment that we applied to the Benefit Base,



          -    date of a reduction in the Benefit Base, or



          -    effective date of a Step-up.



Examples 1d and 2d on pages 20 and 23, respectively, of this Supplement illustrate how each of these transactions affects the Benefit Base and Lifetime Income Amount.



In addition, if a Purchase Payment increases the Benefit Base after the Lifetime Income Date, we will recalculate the Lifetime Income Amount and increase it to equal:



     - (for Income Plus for Life (Quarterly Step-up Review)) 5% of the Benefit Base in effect immediately after the Purchase Payment; or



     - (for Income Plus for Life - Joint Life (Quarterly Step-up Review)) 4.75% of the Benefit Base in effect immediately after the Purchase Payment.



We will not change the Lifetime Income Amount, however, if the recalculated amount is less than the Lifetime Income Amount before the Additional Purchase Payment.


IMPACT OF WITHDRAWALS. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program. Please read "Life Expectancy Distribution Program" for additional information on withdrawals under that program.

EXAMPLE: Assume that you purchase an Income Plus for Life (Quarterly Step-up Review) Rider that names you as the Covered Person when you are 45. (Since you are under age 58 1/2, or 61 in New York, at time of purchase, the Lifetime Income Date will not coincide with the Rider's effective date.) Now assume that in the eighth Contract Year following purchase, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.

In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 times 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 minus $5,625, or $84,375.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider. (See "Settlement Phase" in this section, below.)

Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VIII. Federal Tax Matters" in the annuity prospectus).

After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount (inclusive of any withdrawal charges) each Contract Year without affecting the Benefit Base. If your total Withdrawal Amounts during a Contract Year exceed the Lifetime Income Amount, however, we will reduce the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

After we reduce the Benefit Base, we will reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE: Assume that you purchase an Income Plus for Life (Quarterly Step-up Review) Rider when you are 57. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).

EXCESS WITHDRAWALS, WITH LIMITED EXCEPTIONS, LOWER YOUR LIFETIME INCOME AMOUNT. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) THE REDUCTION COULD BE SIGNIFICANTLY MORE THAN THE AMOUNT OF THE EXCESS WITHDRAWAL.

In certain circumstances, we will not reduce the Benefit Base and/or the Lifetime Income Amount, even where a Withdrawal Amount would exceed the Lifetime Income Amount for a Contract Year. These circumstances involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" in this section, below).

We do not reduce your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount. Any applicable withdrawal charges cannot cause a withdrawal to exceed the Lifetime Income Amount.

The Income Plus for Life (Quarterly Step-up Review) Rider enters a "Settlement Phase" in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year (see "Settlement Phase" in this section, below). In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase," in this section, below). The Income Plus for Life (Quarterly Step-up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

We reduce your Contract Value and your death benefit (see "Death Benefit During Accumulation Period" in the annuity prospectus) each time you take a withdrawal.

INCREASES IN THE BENEFIT BASE. We will increase the Benefit Base:

     - by any applicable Bonus if you take no withdrawals during certain Contract Years;

     -    by any applicable Step-up to reflect certain increases in Contract
          Value;

     - to an established Target Amount on the later of: (a) the Contract Anniversary on or next following the date the Covered Person attains age 69; and (b) the Contract Anniversary at the end of 10 Contract Years; and

     - to reflect certain Additional Purchase Payments (see "Purchase Payments" in the annuity prospectus).

Bonuses, when applied, will increase the Benefit Base and the Lifetime Income Amount.

LIFETIME INCOME BONUSES. We will increase the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Bonus Periods" if you take no withdrawals during the previous Contract Year. For these purposes, the initial Lifetime Income Bonus Period coincides with the first 10 Contract Years while the Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.

For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:

     - 7% of total Purchase Payments to your Contract if we did not previously Step-up the Benefit Base and/or the Lifetime Income Amount; otherwise

     - 7% of the Benefit Base immediately after the latest Step-up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or reduction. This means that a Bonus will not decrease after the latest Step-up and will not increase after the latest reduction.

For Contracts issued in New York, the Bonus will be equal to:

     - 6% of total Purchase Payments to your Contract, if we did not previously Step-up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise

     - 6% of the Benefit Base immediately after the latest Step-up (if greater than the amount used to calculate the previous Bonus) or reduction of the Benefit Base (if less than the amount used to calculate the previous Bonus), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or reduction. This means that a Bonus will not decrease after the latest Step-up and will not increase after the latest reduction.

     - During the Lifetime Income Bonus Period, if you take no withdrawals in a Contract Year that begins on or after you attain age 61, the Bonus rate on the following Contract Anniversary will be 7%.

We credit Bonuses on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. We will not apply any Lifetime Income Bonus, however, to the extent it would increase the Benefit Base to an amount in excess of the maximum Benefit Base of $5 million.


For additional details on how we credit the Bonus, please see Example 1a. on page 18 of this Supplement.


In certain marketing materials, the Bonus may be referred to as the "Deferral Credit."

STEP-UPS. We schedule "Step-up Dates" under each of the Income Plus for Life (Quarterly Step-up Review) Series Riders to compare Contract Value to certain guaranteed amounts under the Rider. Step-up Dates occur only when the Rider is in effect. We schedule Step-up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-up Date, we compare the Benefit Base (including any applicable Bonus) to:

     -    the Contract Value on that date; and

     - the "Adjusted Step-up Value" for each "Interim Review Date" during the immediately preceding Contract Year.

If the Contract Value or any such "Adjusted Step-up Value" (defined in the following section) on any Step-up Date is greater than the Benefit Base (including any Bonus) on that date, we will automatically Step-up the Benefit Base to equal the greater of:

     -    the Contract Value on the Anniversary Date; or

     - the highest "Adjusted Step-up Value" for any "Interim Review Date," during the immediately preceding Contract Year.

In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-up Date (after the Lifetime Income
Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal 5% of the new Benefit Base value after the Step-up.

Interim Review Dates and Adjusted Step-up Values. Under each of our Income Plus for Life (Quarterly Step-up Review) Series Riders, we compare the Rider's Benefit Base to the Contract Value on a quarterly basis during each Contract Year, up to and including the Age 95 Anniversary while the Rider is in effect. We call each of these dates an "Interim Review Date."

If the Benefit Base is less than the Contract Value on any Interim Review Date, we establish a tentative Step-up value for that date. We reduce each tentative Step-up value on a pro rata basis to reflect any Excess Withdrawals you may have taken from the Interim Review Date to the end of that Contract Year. We increase each tentative Step-up value by any Additional Purchase Payments (and reduce by any withdrawals) you may have made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-up values, as adjusted to reflect Excess Withdrawals and Additional Purchase Payments ("Adjusted Step-up Value"), for that Contract Year and select the highest Adjusted Step-up Value. If the highest Adjusted Step-up Value is higher than your Benefit Base (including any Bonuses, if applicable) on the Anniversary Date, we will increase the Benefit Base to equal the highest Adjusted Step-up Value.

EXAMPLE: Assume your Benefit Base at the beginning of Contract Year 2 is $100,000 and you make no Additional Purchase Payments during that year. Also assume the highest Adjusted Step-up Value on an Interim Review Date is at the end of 6 months, when your Contract Value is $110,000. Finally, assume that you take no withdrawals during Contract Year 2 and your Contract Value at the end of the year is $105,000.

Under these assumptions, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. If you purchased an Income Plus for Life (Quarterly Step-up Review) Rider, we would also increase your annual Lifetime Income Amount from $5,000 (5% of $100,000) to $5,500 (5% of $110,000). Your Contract Value would be $105,000 at the end of Contract Year 2.

Impact of Step-ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We also reserve the right to increase the rates of the Income Plus for Life (Quarterly Step-up Review) Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up. If you decline the Step-up, the fee rate will not be increased.

Impact of Step-ups on Lifetime Income Bonus. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the effective date of the Step-up Date or the Age 95 Contract Anniversary.

Declination of Step-ups. If you decline an automatic Step-up, you will have the option to elect to Step-up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Benefit Base, we will thereafter resume automatic Step-ups.

TARGET AMOUNT. We will reduce the "Target Amount" if you take any withdrawals under your Contract from the effective date of the Income Plus for Life (Quarterly Step-up Review) Rider until the applicable "Target Date." We will increase the "Target Amount" to reflect Additional Purchase Payments during that period and, in some cases, we will also increase the "Target Amount" to reflect favorable investment performance.

For these purposes, the "Target Date" is the later of:

     - the 10th Contract Anniversary after the effective date of the Income Plus for Life (Quarterly Step-up Review) Rider; or

     - the Contract Anniversary on or next following the date the Covered Person attains age 69.

The "Target Amount" is the greater of:

     - 200% of all "Adjusted Purchase Payments" made in the first Contract Year after you purchase the Rider plus 100% of all subsequent "Adjusted Purchase Payments" you make until the Target Date (subject to our Purchase Payment limits); or

     -    the highest "Target Value."

In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million.

"Adjusted Purchase Payments," for these purposes, means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a "pro rata" basis from the total amount of Purchase Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.

We calculate a "Target Value" for each Contract Year up to the Age 59 Contract Anniversary. "Target Value," for these purposes, means 200% of your Contract Value as of any Interim Review Date (up to the Age 59 Contract Anniversary), plus 100% of Purchase Payments you may have made since that Contract Anniversary, minus a pro rata reduction for any Withdrawal Amounts you may have taken since that Contract Anniversary. We do not calculate a Target Value for any Contract Year following the Age 59 Contract Anniversary.

On the applicable Target Date, we will adjust the Benefit Base to equal the greater of:

     - the current Benefit Base, as increased by any Lifetime Income Bonus or Step-up for the Contract Year ending on the Target Date; or

     -    the Target Amount.

EXAMPLE: Assume you purchase a Rider (single life or joint life) at age 55 when your Contract Value is $100,000, you make an Additional Purchase Payment of $25,000 in the following Contract Year, and the highest Contract Value on any Interim Review Date prior to the Age 59 Contract Anniversary is $140,000. The Target Amount is the greater of:

     -    (200% x $100,000) + (100% x $25,000) = $225,000; or

     -    200% x $140,000 = $280,000.

The Target Amount adjustment can provide higher lifetime income than you would otherwise achieve under this Rider. The Target Amount adjustment provides its greatest benefit if you wait until the Target Date to take your first withdrawal. If you take a withdrawal prior to the Target Date, we will reduce the Target Amount and it will not be of as much value to you. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity before the Target Date, you should only purchase based on the value of the other features provided under this Rider.

LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy." For purposes of Income Plus for Life (Quarterly Step-up Review), withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:

     - pursuant to Code Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the Owner (we sometimes refer to these as "Pre-59 1/2 Distributions"); or

     - pursuant to Code Section 72(s)(2) upon the request of the Beneficiary (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or

     - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A, as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Non-Qualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with your tax advisor prior to electing Income Plus for Life (Quarterly Step-up Review).

Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. In addition, if you purchased the Rider before the Covered Person attains age 58 1/2 (age 61 for NY Income Plus for Life (Quarterly Step-up Review) Riders) and you take the withdrawal before the Lifetime Income Date, we will reduce your Benefit Base by the amount of the withdrawal. On or after the Lifetime Income Date, we will not, however, reduce your Benefit Base or Lifetime Income Amount if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. We will make distributions as part of the Contract's "Settlement Phase," however, if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time. We designed our Life Expectancy Distribution Program to provide minimum lifetime distributions as described or as required under certain sections of the Code.

SETTLEMENT PHASE. The Settlement Phase is when we will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. We automatically make settlement payments during Income Plus for Life (Quarterly Step-up Review)'s "Settlement Phase." The Settlement Phase begins if the Contract Value reduces to zero at any time during a Contract Year, there were no Excess Withdrawals during that Contract Year and the Benefit Base is still greater than zero at the time. In the event of an Excess Withdrawal, the Income Plus for Life (Quarterly Step-up Review) Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal.

During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments, credit additional Bonus amounts, make any Step-ups or deduct any charge for the Income Plus for Life (Quarterly Step-up Review) benefit during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

At the beginning of the Settlement Phase, we will automatically begin paying an annual settlement amount to you. The settlement payment amount varies:

     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

     - If you purchased the Income Plus for Life (Quarterly Step-up Review) Rider before the Covered Person attained age 58 1/2 (age 61 for NY Income Plus for Life (Quarterly Step-up Review) Rider), and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).

     - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Income Plus for Life (Quarterly Step-up Review) will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:

                            THEN
IF THE DECEASED OWNER IS:   INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW):
-------------------------   ------------------------------------------------
1.   Not the Covered        -  may continue if the Beneficiary elects to
     Person and the            continue the Contract within the time we permit
     Beneficiary is the        under our administrative rules. We will
     deceased Owner's          automatically increase the Benefit Base to equal
     spouse                    the initial death benefit we determine, if the
                               death benefit is greater than the Benefit Base
                               prior to our determination. We will also
                               recalculate the Lifetime Income Amount to equal
                               5% of the recalculated Benefit Base and will
                               assess the Rider Fee based on the recalculated
                               Benefit Base.

                            - enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

                            - continues to be eligible for any remaining Bonus amounts and Step-ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-ups if we increase the rate of the Income Plus for Life (Quarterly Step-up Review) fee at that time.

2.   Not the Covered        -  may continue in the same manner as 1.
     Person and the
     Beneficiary is not     -  enters its Settlement Phase if a subsequent
     the deceased              withdrawal would deplete the Contract Value to
     Owner's spouse            zero, and the remaining Lifetime Income Amount
                               for the year of withdrawal is still greater than
                               zero.

                            - does not continue to be eligible for any Bonus amounts and Step-ups, or a Target Amount adjustment. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus for Life
                               (Quarterly Step-up Review) fee at that time.

3.   The Covered Person     -  ends without any further benefit.
     and the
     Beneficiary is the
     deceased Owner's
     spouse

4.   The Covered Person     -  ends without any further benefit.
     and the
     Beneficiary is not
     the deceased
     Owner's spouse

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus for Life (Quarterly Step-up Review) continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus for Life (Quarterly Step-up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

TERMINATION. You may not terminate the Income Plus for Life (Quarterly Step-up Review) Rider once it is in effect. However, the Income Plus for Life (Quarterly Step-up Review) Rider will terminate automatically upon the earliest of:

     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

     -    the date an Annuity Option begins;

     -    the date the Contract Value and the Benefit Base both equal zero;

     -    the death of the Covered Person;

     - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any exchange program that we may make available; or

     -    termination of the Contract.

You should consult with your financial professional to assist you in determining whether an Income Plus for Life (Quarterly Step-up Review) Rider is suited for your financial needs and investment risk tolerance. The addition of the Rider to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and the Covered Person must reach the Lifetime Income Date and remain living for you to receive certain benefits. Furthermore, Income Plus for Life limits the Investment Options otherwise available under the Contract, requires you to defer taking withdrawals to receive certain benefits, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under certain Annuity Options described in the Prospectus. You should carefully consider each of these factors before deciding if Income Plus for Life (Quarterly Step-up Review) is suitable for your needs, especially at older ages.


EXAMPLES. Please refer to page 18 of this Supplement for hypothetical examples that illustrate the benefits under Income Plus for Life (Quarterly Step-up Review).


Income Plus for Life - Joint Life (Quarterly Step-up Review)

Three main differences between Income Plus for Life - Joint Life (Quarterly Step-up Review) and Income Plus for Life (Quarterly Step-up Review) are:

     - Income Plus for Life - Joint Life (Quarterly Step-up Review) offers a Lifetime Income Amount of 4.75%, where Income Plus for Life (Quarterly Step-up Review) offers a Lifetime Income Amount of 5%;

     - Income Plus for Life - Joint Life (Quarterly Step-up Review) guarantees withdrawals for the life of two Covered Persons (spouses), commencing on the Anniversary after the younger spouse attains age
          58 1/2, where Income Plus for Life (Quarterly Step-up Review) guarantees withdrawals for the life of one Covered Person, commencing on the Anniversary after that person attains age 58 1/2;

     - The age requirement for the Target Amount adjustment (in addition to the ten-year wait requirement) for Income Plus for Life - Joint Life (Quarterly Step-up Review) is based on the Anniversary after the youngest spouse attains age 69, where the Target Amount adjustment age requirement (also in addition to the ten-year wait requirement) for Income Plus for Life (Quarterly Step-up Review) is based on the Anniversary after the single Covered Person attains age 69.

The Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider provides a guaranteed minimum withdrawal benefit, called the "Lifetime Income Amount" during the Accumulation Period. The Lifetime Income Date depends on the age of the Covered Persons when you purchase the Rider. If both you and your spouse are age 58 1/2 or older when you purchase the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider, the Lifetime Income Date will be the Rider's effective date. We calculate the Lifetime Income Amount on the Lifetime Income Date. If the Lifetime Income Date coincides with the Rider's effective date, the initial Lifetime Income Amount equals 4.75% of the Benefit Base in effect at the time of purchase. (The Benefit Base in effect at the time of purchase is the Contract Value at the beginning of the Election Period for your purchase, up to a maximum of $5 million. ) Otherwise, we will calculate an initial Lifetime Income Amount on the Lifetime Income Date to equal 4.75% of the Benefit Base in effect at that time. If you subsequently limit your annual withdrawals to the Lifetime Income Amount, Income Plus for Life - Joint Life (Quarterly Step-up Review) guarantees that we will make the Lifetime Income Amount benefit available to you, as long as either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract, even if your Contract Value reduces to zero. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant. Because we provide our guarantee over the lifetime of two Covered Persons under the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider, we calculate a lower Lifetime Income Amount than we do under the Income Plus for Life (Quarterly Step-up Review) Rider.


If you defer taking withdrawals, we may increase the Lifetime Income Amount to reflect one or more "Lifetime Income Bonuses." We also may increase the Lifetime Income Amount if you make Additional Purchase Payments, or if we Step-up the Benefit Base to reflect current Contract Value, or through a "Target Amount" adjustment (see "Target Amount" on page 15 of this Supplement).



IMPACT ON BENEFIT BASE AND LIFETIME INCOME AMOUNT. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.



On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus:



     - The excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits); over



     - Any Withdrawal Amount reduced by any Purchase Payment since the later of the Lifetime Income Date or the latest:



          -    date of a Purchase Payment that we applied to the Benefit Base,



          -    date of a reduction in the Benefit Base, or



          -    effective date of a Step-up.



Examples 1d and 2d on pages 20 and 23, respectively, of this Supplement illustrate how each of these transactions affects the Benefit Base and Lifetime Income Amount.



In addition, if a Purchase Payment increases the Benefit Base after the Lifetime Income Date, we will recalculate the Lifetime Income Amount and increase it to equal:



     - (for Income Plus for Life (Quarterly Step-up Review)) 5% of the Benefit Base in effect immediately after the Purchase Payment; or



     - (for Income Plus for Life - Joint Life (Quarterly Step-up Review)) 4.75% of the Benefit Base in effect immediately after the Purchase Payment.



We will not change the Lifetime Income Amount, however, if the recalculated amount is less than the Lifetime Income Amount before the Additional Purchase Payment.


IMPACT OF WITHDRAWALS. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program. Please read "Life Expectancy Distribution Program" for additional information on withdrawals under that program.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals in excess of 4.75% of the Benefit Base, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider. (See "Settlement Phase" in this section below.)

Note: Withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VIII. Federal Tax Matters" in the annuity prospectus).

After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount (inclusive of any withdrawal charges) each Contract Year without affecting the Benefit Base. If your total Withdrawal Amounts during a Contract Year exceed the Lifetime Income Amount, however, we will reduce the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

After we reduce the Benefit Base, we will reduce the Lifetime Income Amount to equal 4.75% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE: Assume that you purchase an Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider when you and your spouse, the Covered Persons under the Rider, are both older than 58 1/2. Now assume that in the eighth Contract Year following purchase of the Rider:

     -    the Contract Value is $80,000,

     -    the Benefit Base is $100,000,

     -    the Lifetime Income Amount is $4,750,

     -    you take a single $5,000 withdrawal of Contract Value, and

     -    there are no withdrawal charges under your Contract.

Your withdrawal is an Excess Withdrawal because it is in excess of 4.75% of the Benefit Base (i.e., $4,750). Since you have incurred an Excess Withdrawal, we will reduce your Benefit Base. In this case, your Contract Value is reduced by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($100,000 times 0.0625, or $6,250). The Benefit Base after the Excess Withdrawal would be $100,000 minus $6,250, or $93,750. The Lifetime Income Amount after the Excess Withdrawal would be 4.75% of $93,750, or $4,453.

EXCESS WITHDRAWALS, WITH LIMITED EXCEPTIONS, LOWER YOUR LIFETIME INCOME AMOUNT. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) THE REDUCTION COULD BE SIGNIFICANTLY MORE THAN THE AMOUNT OF THE EXCESS WITHDRAWAL.

In certain circumstances, we will not reduce the Benefit Base and/or the Lifetime Income Amount, even where a Withdrawal Amount would exceed the Lifetime Income Amount for a Contract Year. These circumstances involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" in this section, below).

We do not reduce your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount.

The Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider enters a "Settlement Phase" in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year (see "Settlement Phase" in this section, below). In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus for Life - Joint Life (Quarterly Step-up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

We may reduce Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

We reduce your Contract Value and your death benefit (see "Death Benefit During Accumulation Period" in the annuity prospectus) each time you take a withdrawal.

INCREASES IN THE BENEFIT BASE. We will increase the Benefit Base:

     - by any applicable Bonus if you take no withdrawals during certain Contract Years;

     -    by any applicable Step-up to reflect certain increases in Contract
          Value;

     - to an established "Target Amount" on the later of: (a) the Contract Anniversary on or next following the date the younger Covered Person attains age 69; and (b) the Contract Anniversary at the end of 10 Contract Years; and

     - to reflect certain Additional Purchase Payments (see "Purchase Payments" in the annuity prospectus).

Bonuses, when applied, will increase the Benefit Base and the Lifetime Income Amount.

LIFETIME INCOME BONUSES. We will increase the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Periods" if you take no withdrawals during the previous Contract Year. For these purposes, the initial Lifetime Income Period coincides with the first 10 Contract Years while the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up or the Age 95 Contract Anniversary.

Each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:

     - 7% of total Purchase Payments to your Contract if we did not previously Step-up the Benefit Base and/or the Lifetime Income Amount; otherwise

     - 7% of the Benefit Base immediately after the latest Step-up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or reduction.

We will not apply any Lifetime Income Bonus, however, to the extent it would increase the Benefit Base to an amount in excess of the maximum Benefit Base of $5 million.

STEP-UPS. We schedule "Step-up Dates" under each of the Income Plus for Life (Quarterly Step-up Review) Series Riders to compare Contract Value to certain guaranteed amounts under the Rider. Step-up Dates occur only when the Rider is in effect. We schedule Step-up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-up Date, we compare the Benefit Base (including any applicable Bonus) to:

     -    the Contract Value on that date; and

     - the "Adjusted Step-up Value" for each "Interim Review Date" during the immediately preceding Contract Year.

If the Contract Value or any such "Adjusted Step-up Value" (defined in the following section) on any Step-up Date is greater than the Benefit Base (including any Bonus) on that date, we will automatically Step-up the Benefit Base to equal the greater of:

     -    the Contract Value on the Anniversary Date; or

     - the highest "Adjusted Step-up Value" for any "Interim Review Date," during the immediately preceding Contract Year.

In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-up Date (after the Lifetime Income
Date), we will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees"). The new Lifetime Income Amount will equal 4.75% of the new Benefit Base value after the Step-up.

Interim Review Dates and Adjusted Step-up Values. Under each of our Income Plus for Life (Quarterly Step-up Review) Series Riders, we compare the Rider's Benefit Base to the Contract Value on a quarterly basis during each Contract Year, up to and including the Age 95 Anniversary while the Rider is in effect. We call each of these dates an "Interim Review Date."

If the Benefit Base is less than the Contract Value on any Interim Review Date, we establish a tentative Step-up value for that date. We reduce each tentative Step-up value on a pro rata basis to reflect any Excess Withdrawals you may have taken from the Interim Review Date to the end of that Contract Year. We increase each tentative Step-up value by any Additional Purchase Payments (and reduce by any withdrawals) you may have made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-up values, as adjusted to reflect Excess Withdrawals and Additional Purchase Payments ("Adjusted Step-up Value"), for that Contract Year and select the highest Adjusted Step-up Value. If the highest Adjusted Step-up Value is higher than your Benefit Base (including any Bonuses, if applicable) on the Anniversary Date, we will increase the Benefit Base to equal the highest Adjusted Step-up Value.

EXAMPLE: Assume your Benefit Base at the beginning of Contract Year 2 is $100,000 and you make no Additional Purchase Payments during that year. Also assume the highest Adjusted Step-up Value on an Interim Review Date is at the end of 6 months, when your Contract Value is $110,000. Finally, assume that you take no withdrawals during Contract Year 2 and your Contract Value at the end of the year is $105,000.

Under these assumptions, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. If you purchased an Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider, we would also increase your annual Lifetime Income Amount from $4,750 (4.75% of $100,000) to $5,225 (4.75% of $110,000). Your Contract Value would be $105,000 at the end of Contract Year 2.

Impact of Step-ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We also reserve the right to increase the rates of the Income Plus for Life (Quarterly Step-up Review) Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up. If you decline the Step-up, the fee rate will not be increased.

Impact of Step-ups on Lifetime Income Bonus. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.

Declination of Step-ups. If you decline an automatic Step-up, you will have the option to elect to Step-up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Benefit Base, we will thereafter resume automatic Step-ups.

TARGET AMOUNT. We will reduce the "Target Amount" if you take withdrawals under your Contract from the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider's effective date until the applicable Target Date. We will increase the "Target Amount" to reflect Additional Purchase Payments during that period and, in some cases, we will also increase the "Target Amount" to reflect favorable investment performance.

For these purposes, the "Target Date" is the later of:

     - the 10th Contract Anniversary after the effective date of the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider; or

     - the Contract Anniversary on or next following the date the younger spouse would have attained age 69.

The "Target Amount" is the greater of:

     - 200% of all "Adjusted Purchase Payments" made in the first Contract Year after you purchase the Rider plus 100% of all subsequent "Adjusted Purchase Payments" you make until the Target Date (subject to our Purchase Payment limits); or

     -    the highest "Target Value."

In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million.

"Adjusted Purchase Payments," for these purposes, means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a "pro rata" basis from the total amount of Purchase Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.

We calculate a "Target Value" for each Contract Year up to the Age 59 Contract Anniversary. "Target Value," for these purposes, means 200% of your Contract Value as of any Interim Review Date (up to the Age 59 Contract Anniversary), plus 100% of Purchase Payments you may have made since that Contract Anniversary, minus a pro rata reduction for any Withdrawal Amounts you may have taken since that Contract Anniversary. We do not calculate a Target Value for any Contract Year following the Age 59 Contract Anniversary.

On the applicable Target Date, we will adjust the Benefit Base to equal the greater of:

     - the current Benefit Base, as increased by any Lifetime Income Bonus or Step-up for the Contract Year ending on the Target Date; or

     -    the Target Amount.

The Target Amount adjustment can provide higher lifetime income than you would otherwise achieve under this Rider. The Target Amount adjustment provides its greatest benefit if you wait until the Target Date to take your first withdrawal. If you take a withdrawal prior to the Target Date, we will reduce the Target Amount and it will not be of as much value to you. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity before the Target Date, you should only purchase based on the value of the other features provided under this Rider.

LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received by us at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse) as described in "Income Plus for Life (Quarterly Step-up Review) - Life Expectancy Distribution Program," above. Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

SETTLEMENT PHASE. The Settlement Phase is when we will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. Income Plus for Life - Joint Life (Quarterly Step-up Review) will enter its Settlement Phase as described in "Income Plus for Life (Quarterly Step-up Review) - Settlement Phase," above, if the Contract Value reduces to zero during a Contract Year, you have taken no Excess Withdrawals during that Contract Year and the Benefit Base is still greater than zero at the time. In the event of an Excess Withdrawal, the Income Plus for Life
- Joint Life (Quarterly Step-up Review) Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal.

During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments, credit additional Bonus amounts, make any Step-ups or deduct any charge for the Income Plus for Life - Joint Life (Quarterly Step-up Review) benefit during the Settlement Phase.

At the beginning of the Settlement Phase, we will automatically begin paying an annual settlement amount to you. The settlement payment amount varies:

     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as either Covered Person is living.

     - If you purchased the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider before the younger Covered Person attained age 58 1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as either Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 4.75% of the Benefit Base at the Lifetime Income Date).

     - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Income Plus for Life - Joint Life (Quarterly Step-up Review) will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply.

If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased "Owner" and a tax qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an "Owner" if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider fee. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an "Owner" if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups.

If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:

     - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

     - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

TERMINATION. The Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider terminates in accordance with the "Income Plus for Life (Quarterly Step-up Review) - Termination" section, above.

You should consult with your registered representative to assist you in determining whether the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider is suited for your financial needs and investment risk tolerance. The addition of the Rider to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and at least one of the Covered Persons must reach the Lifetime Income Date and remain living for you to receive certain benefits. Furthermore this Rider limits the investment options otherwise available under the Contract, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described in the Prospectus. You should carefully consider each of these factors before purchasing an Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider.


EXAMPLES. Please refer to page 21 of this Supplement for hypothetical examples that illustrate the benefits under the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider.


DO YOU HAVE EXAMPLES TO ILLUSTRATE HOW THE INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES RIDERS WORK?

Yes, the following examples provide hypothetical illustrations of the benefits provided under the Income Plus for Life (Quarterly Step-up Review) Series Riders. These illustrations are not representative of future performance under your Contract, which may be higher or lower than the amounts shown.:

Please note that in these examples no withdrawal charges apply because each withdrawal is less than the 10% free withdrawal amount allowed under the Contract. See "VII. Charges and Deductions - Withdrawal Charges" in the annuity prospectus.

EXAMPLES 1A, 1B, 1C AND 1D ILLUSTRATE THE BASIC OPERATION OF THE INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) OPTIONAL BENEFIT RIDERS.

EXAMPLE 1A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS.

ALL STATES EXCLUDING NEW YORK. Assume you purchase the Rider with an initial Benefit Base of $100,000 at Covered Person's age 49 1/2, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 20 years from issue.

                 LIFETIME                            BENEFIT BASE
                  INCOME    WITHDRAWAL                ON CONTRACT
 CONTRACT YEAR    AMOUNT       TAKEN      BONUS       ANNIVERSARY
 -------------   --------   ----------   ---------   ------------
At Rider issue      N/A       $    0     $    0       $100,000(1)
       1            N/A            0      7,000(2)     107,000(3)
       2            N/A            0      7,000        114,000
       3            N/A            0      7,000        121,000
       4            N/A            0      7,000        128,000
       5            N/A            0      7,000        135,000
       6            N/A            0      7,000        142,000
       7            N/A            0      7,000        149,000
       8            N/A            0      7,000        156,000
       9            N/A            0      7,000        163,000
      10            N/A            0      7,000        170,000
      11         $8,500(4)     8,500          0        170,000
      12          8,500        8,500          0        170,000
      13          8,500        8,500          0        170,000
      14          8,500        8,500          0        170,000
      15          8,500        8,500          0        170,000
      20          8,500        8,500          0        170,000

(1) The initial Benefit Base is equal to $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year following purchase of the Rider so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 7% of the initial Benefit Base (.07 x $100,000 = $7,000).

(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $7,000 = $107,000).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person attains age 58 1/2. The Lifetime Income Amount is initially equal to 5% of the Benefit Base at that time (.05 x $170,000 = $8,500).

NEW YORK. Assume you purchase the Rider with an initial Benefit Base of $100,000 at Covered Person's age 51, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 20 years from issue.

                 LIFETIME                           BENEFIT BASE
                  INCOME    WITHDRAWAL               ON CONTRACT
 CONTRACT YEAR    AMOUNT       TAKEN      BONUS      ANNIVERSARY
 -------------   --------   ----------   ------     ------------
At Rider issue      N/A       $    0     $    0      $100,000(1)
       1            N/A            0      6,000(2)    106,000(3)
       2            N/A            0      6,000       112,000
       3            N/A            0      6,000       118,000
       4            N/A            0      6,000       124,000
       5            N/A            0      6,000       130,000
       6            N/A            0      6,000       136,000
       7            N/A            0      6,000       142,000
       8            N/A            0      6,000       148,000
       9            N/A            0      6,000       154,000
      10            N/A            0      6,000       160,000
      11         $8,000(4)     8,000          0       160,000
      12          8,000        8,000          0       160,000
      13          8,000        8,000          0       160,000
      14          8,000        8,000          0       160,000
      15          8,000        8,000          0       160,000
      20          8,000        8,000          0       160,000

(1) The initial Benefit Base is equal to $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year following purchase of the Rider so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 6% of the total Purchase Payments to date (.06 x $100,000 = $6,000).

(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $6,000 = $106,000).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person attains age 61. The Lifetime Income Amount is initially equal to 5% of the Benefit Base at that time (.05 x $160,000 = $8,000).

EXAMPLE 1B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume you purchase the Rider with an initial Benefit Base of $100,000 at Covered Person's age 60 (61 in New York), an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.

                                                                                                     LIFETIME INCOME
                                      BENEFIT BASE     LIFETIME INCOME                BENEFIT BASE      AMOUNT ON
                     ADDITIONAL      AFTER PURCHASE     AMOUNT AFTER     WITHDRAWAL    ON CONTRACT       CONTRACT
 CONTRACT YEAR   PURCHASE PAYMENTS       PAYMENT      PURCHASE PAYMENT      TAKEN      ANNIVERSARY     ANNIVERSARY
 -------------   -----------------   --------------   ----------------   ----------   ------------   ---------------
At Rider issue       $    --           $     --           $5,000               --       $100,000          $5,000
       1              10,000(1)         110,000(1)         5,500(1)        $5,500        110,000           5,500
       2              10,000(2)         114,500(2)         5,725(2)         5,725        114,500           5,725

(1) In this example, there is an Additional Purchase Payment during the first Contract Year following purchase of the Rider. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).

(2) In the second year following purchase of the Rider, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 + ($10,000 - $5,500) = $114,500). The
     Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).

EXAMPLE 1C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume you purchase the Rider with an initial Benefit Base of $100,000 at age 58 1/2 (61 in New
York), no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken in Contract Years 1, 2, 3 and 4 following purchase. Since withdrawals are taken every year, there are no Bonuses. The Benefit Base steps-up at the end of Contract Years 1, 2 and 3.

                                                          HYPOTHETICAL
                                                       CONTRACT VALUE ON
                  LIFETIME INCOME                           CONTRACT       BENEFIT BASE ON
                   AMOUNT AFTER                        ANNIVERSARY PRIOR       CONTRACT
 CONTRACT YEAR   PURCHASE PAYMENT   WITHDRAWAL TAKEN     TO RIDER FEE        ANNIVERSARY
--------------   ----------------   ----------------   -----------------   ---------------
At Rider issue           --                 --                  --           $100,000
       1             $5,000             $5,000            $102,000            102,000(1)
       2              5,100(1)           5,100(1)          103,514            103,514
       3              5,176              5,176             105,020            105,020
       4              5,251              5,251              94,013(2)         105,020(2)
       5              5,251              5,251              78,793            105,020

(1) At the end of Contract Year 1, the Contract Value in this example, $102,000 is greater than the Benefit Base of $100,000. The Benefit Base will Step-up to equal the Contract Value of $102,000. The Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $102,000 = $5,100).

(2) At the end of Contract Year 4, the Contract Value in this example, $94,013 is less than the Benefit Base of $105,020. The Benefit Base will remain at $105,020.

EXAMPLE 1D. INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW). THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS AND THE IMPACT OF WITHDRAWALS ON ADDITIONAL PURCHASE PAYMENTS APPLIED TO THE BENEFIT BASE. Assume you purchase the Rider with an initial Benefit Base of $100,000 at age 61, Additional Purchase Payments are made in years 2, 13 and 15 following purchase, you make an Excess Withdrawal in year 1 following purchase and a withdrawal of the Lifetime Income Amount in year 14 following purchase.

                 LIFETIME INCOME
                  AMOUNT BEFORE    PURCHASE     WITHDRAWAL    HYPOTHETICAL                   LIFETIME INCOME
 CONTRACT YEAR     TRANSACTION     PAYMENTS        TAKEN     CONTRACT VALUE   BENEFIT BASE        AMOUNT
--------------   ---------------   --------     ----------   --------------   ------------   ---------------
At Rider issue            --        $    --          --         $100,000       $100,000         $5,000
       1              $5,000              0     $10,000(1)        85,000         89,474(1)       4,474(1)
       2               4,474         10,000(2)        0           93,500         99,474(2)       4,974(2)
      12               4,974              0           0          120,000        120,000          6,000
      13               6,000         10,000(3)        0          130,000        130,000(3)       6,500(3)
      14               6,500              0       6,500          123,500        130,000          6,500
      15               6,500         10,000(4)        0          130,000        133,500(4)       6,675(4)

(1) The withdrawal of $10,000 exceeds the Lifetime Income Amount of $5,000. We will reduce the Benefit Base in the same proportion as the Contract Value is reduced by the withdrawal ($100,000 - $100,000 x $10,000/$95,000 =
     $100,000 - $10,526 = $89,474). We will also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base (.05 x $89,474 = $4,474).

(2) The Additional Purchase Payment of $10,000 in year 2 is the first Payment or Withdrawal since the latest reduction of the Benefit Base, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $99,474 ($89,474 + $10,000). The new Lifetime Income Amount is .05 x $99,474 = $4,974.

(3) The Additional Purchase Payment of $10,000 in year 13 is the first Payment or Withdrawal since the Step-up of the Benefit Base at the end of year 12, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $130,000 ($120,000 + $10,000). The new Lifetime Income Amount is .05 x $130,000 = $6,500.

(4) The Additional Purchase Payment of $10,000 in year 15 is reduced by the $6,500 Withdrawal since the last increase of the Benefit Base in year 13 by an Additional Purchase Payment. The new Benefit Base equals $133,500 ($130,000 + $10,000 - $6,500). The new Lifetime Income Amount is .05 x $133,500 = $6,675.

EXAMPLES 2A, 2B, 2C AND 2D ILLUSTRATE THE BASIC OPERATION OF THE INCOME PLUS FOR LIFE - JOINT LIFE OPTIONAL BENEFIT RIDERS.

EXAMPLE 2A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING FOR WITHDRAWALS.

ALL STATES EXCLUDING NEW YORK. Assume you purchase the Rider with an initial Benefit Base of $100,000 at the youngest Covered Person's age 49 1/2, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11 following purchase. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and at least one of the Covered Persons survives at least 20 years from issue.

                 LIFETIME INCOME   WITHDRAWAL                 BENEFIT BASE ON
 CONTRACT YEAR        AMOUNT          TAKEN      BONUS     CONTRACT ANNIVERSARY
--------------   ---------------   ----------   ------     --------------------
At Rider issue         N/A           $    0     $    0          $100,000(1)
       1               N/A                0      7,000(2)        107,000(3)
       2               N/A                0      7,000           114,000
       3               N/A                0      7,000           121,000
       4               N/A                0      7,000           128,000
       5               N/A                0      7,000           135,000
       6               N/A                0      7,000           142,000
       7               N/A                0      7,000           149,000
       8               N/A                0      7,000           156,000
       9               N/A                0      7,000           163,000
      10               N/A                0      7,000           170,000
      11            $8,075(4)         8,075          0           170,000
      12             8,075            8,075          0           170,000
      13             8,075            8,075          0           170,000
      14             8,075            8,075          0           170,000
      15             8,075            8,075          0           170,000
      20             8,075            8,075          0           170,000

(1) The initial Benefit Base is equal to $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year following purchase of the Rider so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 7% of the total Purchase Payments to date (.07 x $100,000 = $7,000).

(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $7,000 = $107,000).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the youngest Covered Person's attains age 58 1/2. The Lifetime Income Amount is initially equal to 4.75% of the Benefit Base at that time (.0475 x $170,000 = $8,075).

EXAMPLE 2B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume you purchase the Rider with an initial Benefit Base of $100,000 at youngest Covered Person's age 60 (61 in New York), you make an Additional Purchase Payment of $10,000 during the first Contract Year following purchase, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.

                                                                                                    LIFETIME
                                                   LIFETIME INCOME                BENEFIT BASE   INCOME AMOUNT
                 PURCHASE    BENEFIT BASE AFTER     AMOUNT AFTER     WITHDRAWAL    ON CONTRACT    ON CONTRACT
 CONTRACT YEAR   PAYMENTS     PURCHASE PAYMENT    PURCHASE PAYMENT      TAKEN      ANNIVERSARY    ANNIVERSARY
--------------   --------    ------------------   ----------------   ----------   ------------   -------------
At Rider issue   $    --         $     --             $4,750               --       $100,000         $4,750
       1          10,000(1)       110,000(1)           5,225(1)        $5,225        110,000          5,225
       2          10,000(2)       114,775(2)           5,452(2)         5,452        114,775          5,452

(1) In this example, there is an Additional Purchase Payment during the first Contract Year following purchase of the Rider. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 4.75% of the Benefit Base immediately after the Purchase Payment (.0475 x $110,000 = $5,225).

(2) In the second year, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 + ($10,000 - $5,225) = $114,775). The Lifetime Income Amount is calculated as 4.75% of the Benefit Base immediately after the Purchase Payment (.0475 x $114,775 = $5,451.81).

EXAMPLE 2C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume you purchase the Rider with an initial Benefit Base of $100,000 at age 58 1/2 (61 in New
York) of the youngest Covered Person, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken in Contract Years 1, 2, 3 and 4 following purchase. Since withdrawals are taken every year, there are no Bonuses. The Benefit Base steps-up at the end of Contract Years 1, 2 and 3 following purchase.

                                                    HYPOTHETICAL
                                                   CONTRACT VALUE
                  LIFETIME INCOME                   ON CONTRACT
                   AMOUNT AFTER     WITHDRAWAL   ANNIVERSARY PRIOR      BENEFIT BASE ON
 CONTRACT YEAR   PURCHASE PAYMENT      TAKEN        TO RIDER FEE     CONTRACT ANNIVERSARY
--------------   ----------------   ----------   -----------------   --------------------
At Rider issue           --              --               --              $100,000
       1             $4,750          $4,750         $102,250               102,250
       2              4,857(1)        4,857(1)       104,025               104,025(1)
       3              4,941           4,941          105,800               105,800
       4              5,026           5,026           94,977(2)            105,800(2)
       5              5,026           5,026           79,882               105,800

(1) At the end of Contract Year 1 following purchase of the Rider, the Contract Value in this example, $102,250 is greater than the Benefit Base of $100,000. The Benefit Base will Step-up to equal the Contract Value of $102,000. The Lifetime Income Amount will equal 5% of the new Benefit Base (.0475 x $102,000 = $4,856.88).

(2) At the end of Contract Year 4, the Contract Value in this example, $94,977 is less than the Benefit Base of $105,800. The Benefit Base will remain at $105,800.

EXAMPLE 2D. INCOME PLUS FOR LIFE - JOINT LIFE (QUARTERLY STEP-UP REVIEW). THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS AND THE IMPACT OF WITHDRAWALS ON ADDITIONAL PURCHASE PAYMENTS APPLIED TO THE BENEFIT BASE. Assume you purchase the Rider with an initial Benefit Base of $100,000 at age 60, you make Additional Purchase Payments in years 2, 13 and 15 following purchase, an Excess Withdrawal in year 1 following purchase and a withdrawal of the Lifetime Income Amount in year 14.

                 LIFETIME INCOME
                  AMOUNT BEFORE    PURCHASE    WITHDRAWAL    HYPOTHETICAL                   LIFETIME INCOME
 CONTRACT YEAR     TRANSACTION     PAYMENTS       TAKEN     CONTRACT VALUE   BENEFIT BASE        AMOUNT
--------------   ---------------   --------    ----------   --------------   ------------   ---------------
At Rider issue            --       $    --          --         $100,000       $100,000         $4,750
       1              $4,750             0     $10,000(1)        85,000         89,474(1)       4,250(1)
       2               4,038        10,000(2)        0           93,500         99,474(2)       4,725(2)
      12               4,513             0           0          120,000        120,000          5,700
      13               5,700        10,000(3)        0          130,000        130,000(3)       6,175(3)
      14               6,175             0       6,175          123,825        130,000          6,175
      15               6,175        10,000(4)        0          130,000        133,825(4)       6,357(4)

(1) The withdrawal of $10,000 exceeds the Lifetime Income Amount of $4,750. We will reduce the Benefit Base in the same proportion as the Contract Value is reduced by the withdrawal ($100,000 - $100,000 x $10,000/$95,000 =
     $100,000 - $10,526 = $89,474). We will also reduce the Lifetime Income Amount to equal 4.75% of the new Benefit Base (.0475 x $89,474 = $4,250).

(2) The Additional Purchase Payment of $10,000 in year 2 is the first Payment or Withdrawal since the latest reduction of the Benefit Base, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $99,474 ($89,474 + $10,000). The new Lifetime Income Amount is .0475 x $99,474 =
     $4,725.

(3) The Additional Purchase Payment of $10,000 in year 13 is the first Payment or Withdrawal since the Step-up of the Benefit Base at the end of year 12, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $130,000 ($120,000 + $10,000). The new Lifetime Income Amount is .0475 x $130,000 = $6,175.

(4) The Additional Purchase Payment of $10,000 in year 15 is reduced by the $6,175 Withdrawal since the last increase of the Benefit Base in year 13 by an Additional Purchase Payment. The new Benefit Base equals $133,825 ($130,000 + $10,000 - $6,175). The new Lifetime Income Amount is .0475 x
     $133,825 = $6,357.

333-71072
333-70728
333-70850
333-71074
333-70730
333-138846
033-79112
033-46217
333-83558
333-61283

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A

       SUPPLEMENT DATED JUNE 16, 2008 TO PROSPECTUSES DATED APRIL 28, 2008

                     New Variable Annuity Investment Options

This Supplement describes three Portfolios in the John Hancock Trust - Capital Appreciation Value Trust, Core Allocation Plus Trust, and Disciplined Diversification Trust - that are now available as Investment Options to your Contract. The new Investment Options are also available if you have purchased a guaranteed minimum withdrawal benefit Rider under your Contract.

This Supplement is intended to supplement prospectuses dated April 28, 2008 for VENTURE(R) VARIABLE ANNUITY, VENTURE(R) VANTAGE VARIABLE ANNUITY, VENTURE(R) III VARIABLE ANNUITY, VENTURE(R) VISION VARIABLE ANNUITY, WEALTHMARK VARIABLE ANNUITY and WEALTHMARK ML3 VARIABLE ANNUITY Contracts (the "Contracts") issued prior to June 16, 2008 by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York.

You should read this Supplement together with the current prospectus for the Contract you purchased (the "annuity prospectus"), and retain both documents for future reference. If you would like another copy of the annuity prospectus, please contact our Annuities Service Office at 1-800-344-1029, or in New York State, 1-800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com.

CAPITAL APPRECIATION VALUE TRUST, CORE ALLOCATION PLUS TRUST, AND DISCIPLINED DIVERSIFICATION TRUST

We revise the information in the list of Investment Options on the front page of the Prospectus to include the Capital Appreciation Value Trust, Core Allocation Plus Trust, and Disciplined Diversification Trust as follows. We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio:

T. ROWE PRICE ASSOCIATES, INC.     WELLINGTON MANAGEMENT COMPANY, LLP   DIMENSIONAL FUND ADVISERS LP
Capital Appreciation Value Trust   Core Allocation Plus Trust           Disciplined Diversification Trust

We revise disclosure of the prospectus section entitled "Fee Tables" to include information on the Capital Appreciation Value Trust, Core Allocation Plus Trust, and Disciplined Diversification Trust as follows:

                                           DISTRIBUTION                 ACQUIRED         TOTAL       CONTRACTUAL       NET
                              MANAGEMENT    AND SERVICE     OTHER    PORTFOLIO FEES    OPERATING       EXPENSE      OPERATING
                                  FEE      (12B-1) FEES   EXPENSES    AND EXPENSES    EXPENSES(1)   REIMBURSEMENT    EXPENSES
                              ----------   ------------   --------   --------------   -----------   -------------   ---------
PORTFOLIO/SERIES:
Capital Appreciation Value
   Trust(2, 3, 4)                0.85%         0.25%        0.11%         0.00%          1.21%          0.00%         1.21%
Core Allocation Plus(2, 3)       0.92%         0.25%        0.14%         0.00%          1.31%          0.00%         1.31%
Disciplined Diversification
   Trust(2, 3, 5)                0.80%         0.25%        0.14%         0.00%          1.19%          0.24%         0.95%

(1) The "Total Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies (each, an "Acquired Portfolio"). The Total Fund Annual Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the underlying Portfolio's prospectus, which does not include Acquired Portfolio fees and expenses. Acquired Portfolio Fees and Expenses are estimated, not actual, amounts based on the Portfolio's current fiscal year.

(2) For Portfolios that have not started operations or have operations of less than six months as of December 31, 2007, expenses are based on estimates of expenses that are expected to be incurred over the next year.

(3) Effective January 1, 2006, the Adviser has contractually agreed to waive its management fee for certain Portfolios of JHT or otherwise reimburse the expenses of those Portfolios ("Participating Portfolios"). The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio. The Reimbursement will remain in effect until May 1, 2009.

(4) T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for the Blue Chip Growth Trust, Capital Appreciation Value Trust, Equity-Income Trust, Health Sciences Trust, Science & Technology Trust, and Small Company Value Trust. This waiver is based on the combined average daily net assets of these Portfolios and the following funds of John Hancock Funds II: Blue Chip Growth Fund, Capital Appreciation Value Fund, Equity-Income Fund, Health Sciences Fund, Science & Technology Fund, and Small Company Value Fund (collectively, the "T. Rowe Portfolios"). Based on the combined average daily net assets of the T. Rowe Portfolios, the percentage fee reduction (as a percentage of the Subadvisory Fee) as of November 1, 2006 is as follows: 0.00% for the First $750 million, 5.0% for the Next $750 million, 7.5% for the Next $1.5 billion, and 10.0% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each T. Rowe Portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by T. Rowe Price or the Adviser.

(5) The Adviser has contractually agreed to reimburse Expenses of the Portfolio that exceed 0.70% of the average annual net assets of the Portfolio. Expenses includes all expenses of the Portfolio except Rule 12b-1 fees, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the Trust.

We revise disclosure in the prospectus section entitled "The Portfolios" to include information on the Capital Appreciation Value Trust, Disciplined Diversification Trust, and Core Allocation Plus Trust as follows:

                               JOHN HANCOCK TRUST

We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

DIMENSIONAL FUND ADVISERS LP
   Disciplined Diversification   Seeks total return consisting of capital
      Trust                      appreciation and current income. To do this,
                                 the Portfolio normally invests primarily in
                                 equity securities and fixed-income securities
                                 of domestic and international issuers,
                                 including equities of issuers in emerging
                                 markets.

T. ROWE PRICE ASSOCIATES, INC.
   Capital Appreciation Value    Seeks long-term capital appreciation. To do
      Trust                      this, the Portfolio normally invests primarily
                                 in common stocks of established U.S. companies
                                 that have above-average potential for capital
                                 growth. Common stocks typically constitute at
                                 least 50% of the Portfolio's total assets. The
                                 remaining assets are generally invested in
                                 other securities, including convertible
                                 securities, corporate and government debt,
                                 foreign securities, futures and options.

WELLINGTON MANAGEMENT COMPANY, LLP
   Core Allocation Plus Trust    Seeks to provide total return, consisting of
                                 long-term capital appreciation and current
                                 income. To do this, the Portfolio invests in
                                 equity and fixed income securities of issuers
                                 located within and outside the U.S. The
                                 Portfolio will allocate its assets between
                                 fixed income securities and equity securities
                                 based upon the subadviser's targeted asset mix,
                                 which may change over time.

The Investment Options that invest in the Capital Appreciation Value Trust, Core Allocation Plus Trust, and Disciplined Diversification Trust are eligible as Investment Options under the guaranteed minimum withdrawal benefit Riders offered with your Contract. We revise disclosure in the annuity prospectus section entitled "Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders" to include additional information on the Capital Appreciation Value Trust, Core Allocation Plus Trust, and Disciplined Diversification Trust as follows:

Available Individual Investment Options

If you purchase a Contract with any of our currently offered guaranteed minimum withdrawal benefit Riders, we restrict the individual Investment Options to which you may allocate your Contract Value. These Investment Options invest in the following Portfolios:

     [listed Portfolios, now including:]

          -    Capital Appreciation Value Trust

          -    Core Allocation Plus Trust, and

          -    Disciplined Diversification Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from the Money Market or any available DCA Fixed Investment Option in connection with your selected Investment Options.

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE THE PROSPECTUS FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS, WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER AT 1-800-344-1029 OR IN NEW YORK STATE AT-1-800-551-2078. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN A CORRESPONDING VARIABLE INVESTMENT OPTION.

You should retain this Supplement for future reference.

                         SUPPLEMENT DATED JUNE 16, 2008

333-71072   333-138846
333-70728   033-79112
333-70850   033-46217
333-71074   333-83558
333-70730   333-61283

                                     PART B

                            INFORMATION REQUIRED IN A

                       STATEMENT OF ADDITIONAL INFORMATION


           (Incorporated by reference to this Registration Statement, File No. 333-70850, filed on April 28, 2008.)

                            PART C OTHER INFORMATION

Guide to Name Changes and Successions:

                                  NAME CHANGES

DATE OF CHANGE      OLD NAME                                                      NEW NAME
------------------  -----------------------------------------------------------   ------------------------------------------------
October 1, 1997     NASL Variable Account                                         The Manufacturers Life Insurance Company of
                                                                                  North America Separate Account A
October 1, 1997     North American Security Life Insurance Company                The Manufacturers Life Insurance Company of
                                                                                  North America
November 1, 1997    NAWL Holding Co., Inc.                                        Manulife-Wood Logan Holding Co., Inc.
September 24, 1999  Wood Logan Associates, Inc.                                   Manulife Wood Logan, Inc
January 1, 2005     The Manufacturers Life Insurance Company (U.S.A.) Separate    John Hancock Life Insurance Company (U.S.A.)
                    Account A                                                     Separate Account A
January 1, 2005     The Manufacturers Life Insurance Company (U.S.A.)             John Hancock Life Insurance Company (U.S.A.)
January 1, 2005     Manulife Financial Securities LLC                             John Hancock Distributors LLC
January 1, 2005     Manufacturers Securities Services LLC                         John Hancock Investment Management Services LLC

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes become effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America ("Manulife North America") merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America's assets, including the assets of Separate Account A and (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

                                    * * * * *

Item 24. Financial Statements and Exhibits

      (a)   Financial Statements


            (1) Financial Statements of the Registrant, John Hancock Life Insurance Company (U.S.A.) Separate Account H, incorporated by reference to Post-Effective Amendment No. 17 to this Registration Statement, File No. 333-70850, filed on April 28, 2008.



            (2) Financial Statements of the Depositor, John Hancock Life Insurance Company (U.S.A.), incorporated by reference to Post-Effective Amendment No. 17 to this Registration Statement, File No. 333-70850, filed on April 28, 2008.


      (b)   Exhibits

            (1)   (i)   Form of Resolution of the Board of Directors of North
                        American Security Life Insurance Company (U.S.A.)
                        establishing The Manufacturers Life Insurance Company
                        Separate Account H - Incorporated by reference to
                        Exhibit (1)(i) to pre-effective amendment no. 1 to this registration statement filed January 2, 2002 (the
                        "Pre-effective Amendment").

            (2) Agreements for custody of securities and similar investments - NOT APPLICABLE.

            (3)   (i)   Form of Underwriting Agreement between North American
                        Security Life Insurance Company (Depositor) and NASL
                        Financial Services, Inc. (Underwriter) -- Incorporated by reference to Exhibit (b)(3)(i) to Form N-4, file number 33-76162, filed March 1, 1999.

                  (ii) Form of Promotional Agent Agreement -- Incorporated by reference to Exhibit (b)(3)(ii) to post-effective amendment no. 3 to Form N-4, file number 33-77878, filed February 28, 1997.

                  (iii) Form of Amendment to Promotional Agent Agreement -
                        Incorporated by reference to Exhibit (b)(3)(iii) to Form N-4, file number 33-76162, filed February 25, 1998.

                  (iv) Form of broker-dealer Agreement - Incorporated by reference to the Exhibit (b)(3)(iv) to initial registration statement on Form N-4, file number 333-70850, filed October 3, 2001 (the "Initial Registration Statement").

            (4)   (i)     Specimen Flexible Purchase Payment Individual Deferred
                          Combination Fixed and Variable Annuity Contract,
                          Non-Participating - Previously filed as Exhibit (b)(4)
                          (i) to the initial registration statement on Form N-4
                          (file no. 333-59168) filed April 18, 2001.

                  (ii) Form of Specimen Income Plus for Life Rider, incorporated by reference to Exhibit 24. (b)4(i)(B) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April
                          28, 2008.

                  (iii) Form of Specimen Income Plus for Life - Joint Life Rider, incorporated by reference to Exhibit 24.
                          (b)4(i)(C) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.

                  (iv) Form of Specimen Principal Plus for Life Rider, incorporated by reference to Exhibit 24. (b)4(i)(D) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April
                          28, 2008.

                  (v) Form of Specimen Principal Plus for Life Plus Annual Automatic Step-up Rider, incorporated by reference to
                          Exhibit 24. (b)4(i)(E) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.

                  (vi) Form of Specimen Principal Returns Rider, incorporated by reference to Exhibit 24. (b)4(i)(F) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April
                          28, 2008.

                  (vii) Form of Specimen Annual Step Death Benefit Rider, incorporated by reference to Exhibit 24. (b)4(i)(G) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April
                          28, 2008.


                  (viii) Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR001NQ.08), incorporated by reference to Exhibit 24.(b)(4)(iv) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.



                  (ix) Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR001Q.08), incorporated by reference to Exhibit 24.(b)(4)(v) to Post-Effective Amendment No. 27 to Registration Statement, File
                          No. 333-70728, filed on June 13, 2008.



                  (x) Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR002NQ.08), incorporated by reference to Exhibit 24.(b)(4)(vi) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.



                  (xi) Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR002Q.08), incorporated by reference to Exhibit 24.(b)(4)(vii) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.


            (5)   (i)     Form of Specimen Application for Flexible Purchase
                          Payment Individual Deferred Combination Fixed and
                          Variable Annuity Contract, Non-Participating -
                          Incorporated by reference to Exhibit (b)(5)(i) to post effective amendment 5 to file number 333-24657, filed
                          February 28, 2000.

                  (ii) Form of Specimen Application for Flexible Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract (VENTURE.APP.009.98) - Incorporated by reference to Exhibit (b)(5)(i) to post-effective amendment no. 3 to this registration statement, filed March 1, 1999.


                  (iii) Form of Specimen Flexible Payment Deferred Variable Annuity Application for Venture III (APPVENIII0507). [FILED HEREWITH]

            (6)   (i)   Restated Articles of Redomestication of The
                        Manufacturers Life Insurance Company (U.S.A.) -
                        Incorporated by reference to Exhibit A(6) to the registration statement on Form S-6 filed July 20, 2000
                        (File No. 333-41814).

                  (ii) Certificate of Amendment of Certificate of Incorporation of the Company, Name Change July 1984 -- Incorporated by reference to Exhibit (3)(i)(a) to Form 10Q of The Manufacturers Life Insurance Company of North America, filed November 14, 1997.

                  (iii) Certificate of Amendment to Certificate of Incorporation
                        of the Company changing its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005 - Incorporated by reference to Exhibit (b)(6)(iii) to Form N-4, file no. 333-70728, filed May 1, 2007.

                  (iv) By-laws of The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit A(6)(b) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

                  (v) Amendment to By-Laws reflecting the Company's name change to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005 - Incorporated by reference to Exhibit (b)(6)(v) to Form N-4, file no. 333-70728, filed May 1, 2007.

            (7)   (i)   Form of Variable Annuity Reinsurance Agreement Contract
                        between North American Security Life Insurance Company and Connecticut General Life Insurance Company, effective July 1, 1997--Incorporated by reference to Exhibit (b) (7) (i) to the registration statement filed
                        February 26, 1998.

                  (ii) Form of Automatic Reinsurance Agreement between North American Security Life Insurance Company and Swiss Re Life & Health America Inc., effective August 1, 1997 - Incorporated by reference to Exhibit (b) (7) (ii) to this registration statement.

                  (iii) Form of contract of reinsurance in connection with the variable annuity contracts being offered - Contract between The Manufacturers Life Insurance Company of North America and Manulife Reinsurance Corporation
                        (USA), effective July 1, 1998 - Incorporated by reference to Exhibit (b)(7)(iv) to Form N-4, file number 33-77878, filed December 16, 1998.

                  (iv) Form of Coinsurance Agreement between North American Security Life Insurance Company and Peoples Security Life Insurance Company, effective June 30, 1995 - Incorporated by reference to Exhibit 10(iv) to pre-effective amendment No. 1 to Form S-1, file number 333-6011 filed January 29, 1997.

                  (v) Form of Automatic Reinsurance Agreement with AXA Re Life Insurance Company, effective May 1, 2000. Incorporated by reference to Exhibit (7)(v) to pre-effective amendment No. 1, to Form N-4, file number 333-70728, filed January 2, 2002.

                        i Form of Amendment No. 1 to Automatic Reinsurance Agreement (Agreement 2000-14) dated May 1, 2000 with AXA Re Life Insurance Company. Incorporated by reference to Exhibit 7(v)(i) to post-effective amendment No. 1 to Form N-4 file number 333-70728, filed April 29, 2002.

                        ii. Form of Amendment No. 2 to Automatic Reinsurance Agreement (Agreement 2000-14 dated May 1, 2000 with AXA Re Life Insurance Company. Incorporated by reference to Exhibit 7(v)(ii) to post-effective amendment No. 1 to Form N-4 file number 333-70728, filed April 29, 2002.

                        iii. Form of Amendment No. 3 to Automatic Reinsurance Agreement (Agreement 2000-14) dated May 1, 2000 with AXA Re Life Insurance Company. Incorporated by reference to Exhibit 7(v)(iii) to post-effective amendment No. 1 to Form N-4 file number 333-70728, filed April 29, 2002.

                  (vi) Form of Automatic Reinsurance Agreement (Agreement 2000-21) with AXA Re Life Insurance Company now known as AXA Corporate Solutions Life Reinsurance Company, effective August

                           15, 2000. Incorporated by reference to Exhibit 7(vi) to post-effective amendment No. 1 to Form N-4 file number 333-70728, filed April 29, 2002.

                  (vii) Form of Automatic Reinsurance Agreement (Agreement 2001-41) with AXA Corporate Solutions Life Reinsurance Company, effective January 29, 2001. Incorporated by reference to Exhibit 7(vii) to post-effective amendment No. 1 to Form N-4 file number 333-70728, filed April 29, 2002.

                  (viii) Form of Automatic Reinsurance Agreement (Agreement 2001-47) with AXA Corporate Solutions Life Reinsurance Company, effective July 1, 2001. Incorporated by reference to Exhibit 7(viii) to post-effective amendment No. 1 to Form N-4 file number 333-70728, filed April 29, 2002.

                           i Form of Amendment No. 1 to Automatic Reinsurance Agreement (Agreement 2001-47) dated July 1, 2001 with AXA Corporate Solutions Life Reinsurance Company. Incorporated by reference to Exhibit 7(viii)(i) to post-effective amendment No. 1 to Form N-4 file number 333-70728, filed April 29, 2002.

                  (ix) Form of Automatic Reinsurance Agreement (Agreement 2001-48) with AXA Corporate Solutions Life Reinsurance Company, effective July 1, 2001. Incorporated by reference to Exhibit 7(ix) to post-effective amendment No. 1 to Form N-4 file number 333-70728, filed April 29, 2002.

            (8) Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

                  (i)(A) Form of Remote Service Agreement dated November 1, 1996 between North American Security Life Insurance Company and CSC Continuum Inc. -- Incorporated by reference to Exhibit (b)(8)(i) to post-effective amendment no. 3 to Form N-4, file number 33-77878, filed February 28, 1997.

                     (B) Amendment to Remote Service Agreement dated April 1, 1998 between Manufacturers Life Insurance Company of North America and CSC Continuum Inc. -- Incorporated by reference to Exhibit (b)(8)(ii) to post effective amendment no. 9 to Form N-4, file number 33-77878, filed April 28, 2000.

                     (C) Amendment to Remote Service Agreement dated March 1999 between Manufacturers Life Insurance Company of North America and CSC Continuum Inc. - Incorporated by reference to Exhibit (b)(8)(ii) to post-effective amendment no. 9 to Form N-4, file number 33-76162 filed April 27, 2000.

                  (ii)(A) Form of Merger Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of North America - Incorporated by reference to Exhibit (b) (8) (iv) to the Initial Registration Statement.

                  (iii)(A) Participation Agreement among John Hancock Life
                           Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

                     (B) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

                     (C) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

                   (D) Shareholder Information Agreement dated October 16, 2007 between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and DWS Scudder Distributors, Inc. on behalf of series of the DWS Investments VIT Funds. Incorporated by reference to post-effective amendment number 24 file number 333-70728 filed with the Commission in April, 2008.

                   (E) Form of Participation Agreement among The Manufacturers Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

                   (F) Form of Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.) and/or John Hancock Life Insurance Company of New York and Allianz Global Investors Distributors LLC on behalf of PIMCO Funds and Fixed Income Shares. Incorporated by reference to post-effective amendment number 24 file number 333-70728 filed with the Commission in April, 2008.

                   (G) Shareholder Information Agreement dated April 16, 2007 by and between BlackRock Distributors, Inc, John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York. Incorporated by reference to post-effective amendment number 24 file number 333-70728 filed with the Commission in April, 2008.

            (9) Opinion of Counsel and consent to its use as to the legality of the securities being registered - Incorporated by reference to Exhibit 9 to the Pre-Effective Amendment.


            (10) Written consent of Ernst & Young LLP, independent registered public accounting firm, incorporated by reference to Post-Effective Amendment No. 17 to this Registration Statement, File No. 333-70850, filed on April 28, 2008.


            (11) All financial statements omitted from Item 23, Financial Statements - NOT APPLICABLE.

            (12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners - NOT APPLICABLE.

            (13) Schedules of computation,-- Incorporated by reference to Exhibit (b)(13) to post-effective amendment no. 2 to Form N-4, file number 33-76162, filed March 1, 1996.

            (14)  Financial Data Schedule - NOT APPLICABLE.

            (15)  (i)   Powers of Attorney John D. DesPrez III, James R. Boyle,
                        Marc Costantini, Steven Finch, Katherine MacMillan, Hugh
                        McHaffie, Diana Scott, and Warren Thomson) Incorporated by reference to Exhibit (b)(15)(i) to this registration statement on Form N-4, file number 33-71072, filed
                        November 9, 2007.


                  (ii) Powers of Attorney (Rex Schlaybaugh, Jr. and Stephen R. McArthur), incorporated by reference to Post-Effective Amendment No. 17 to this Registration Statement, File No. 333-70850, filed on April 28, 2008.


Item 25. Directors and Officers of the Depositor.


     OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                          EFFECTIVE AS OF JUNE 4, 2008



NAME AND PRINCIPAL BUSINESS ADDRESS      POSITION WITH DEPOSITOR
-----------------------------------      ---------------------------------------------------------------------------------
John D. DesPrez III*                     Chairman & President
Hugh McHaffie*                           Director, Executive Vice President, Wealth Management
James R. Boyle*                          Director, Executive Vice President, Life Insurance
Warren Thomson***                        Director, Executive Vice President, US Investments
Steven A. Finch*                         Director, Executive Vice President & General Manager, John Hancock Life Insurance

     OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                          EFFECTIVE AS OF JUNE 4, 2008



NAME AND PRINCIPAL BUSINESS ADDRESS      POSITION WITH DEPOSITOR
-----------------------------------      -------------------------------------------------------------------------------------------
Marc Costantini*                         Director, Executive Vice President & General Manager, John Hancock Annuities
Diana Scott*                             Director, Senior Vice President, Human Resources
Rex Schlaybaugh, Jr.*                    Director
Katherine  MacMillan**                   Director, Executive Vice President & General Manager, John Hancock Retirement Plan Services
Stephen R. McArthur**                    Director, Executive Vice President & General Manager, Reinsurance
Jonathan Chiel*                          Executive Vice President & General Counsel
Lynne Patterson*                         Senior Vice President & Chief Financial Officer
Peter Levitt**                           Senior Vice President & Treasurer
Jeffery J. Whitehead*                    Vice President & Controller
Allan Hackney*                           Senior Vice President & Chief Information Officer
Scott Hartz*                             Executive Vice President and Chief Investment Officer, US Investments
Emanuel Alves*                           Vice President, Counsel & Corporate Secretary
Kris Ramdial**                           Vice President, Treasury
John Brabazon***                         Vice President & CFO, US Investments
Philip Clarkson*                         Vice President, Taxation
Brian Collins**                          Vice President, Taxation
Mitchell A. Karman*                      Vice President, Chief Compliance Officer & Counsel
Peter Mitsopoulos*                       Vice President, Treasury
Richard Harris***                        Appointed Actuary



*     Principal business office is 601 Congress Street, Boston, MA 02210



**    Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5



***   Principal business office is 197 Clarendon Street, Boston, MA 02117


Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant.

Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the "Company"), operated as a unit investment trust. Registrant supports benefits payable under the Company's variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the "Trust"), which is a "series" type of mutual fund registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.

On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation ("MFC"). A list of other persons controlled by MFC as of December 31, 2007 appears below:

                         MANULIFE FINANCIAL CORPORATION
                   PRINCIPAL SUBSIDIARIES - DECEMBER 31, 2007

                                                                                                       ----------------------
                                                                                                         Manulife Financial
                                                                                                        Corporation (Canada)
                                                                                                       ----------------------
                                                                                                                  |
                                                                                                                  |
                                                                                                                  |-----------------
                                                                                                                  |
                                                                                                                  |
                                                                                                       ----------------------
                                                                                                       The Manufacturers Life
                                                                                                        Insurance Company (1)
                                                                                                              (Canada)
                                                                                                       ----------------------
                                                                                                                  |
                                                                                                                  |
                                                                                                                  |
 -----------------------------------------------------------------------------------------------------------------
|                  |                |                    |         :        |                  |              |
|                  |                |                    |         : 97.74% |                  |              |
|    ------------- |  ------------- |  --------------    |   -------------- |  --------------- |  ----------- |  ----------
|          NAL     |    MFC Global  |     Berkshire      |      Manulife    |      Manulife    |   MFC Global |      MLI
|       Resources  |    Investment  |     Insurance      |      Insurance    --    Holdings    |      Fund    |   Resources
|---   Management  |--  Management  |-- Services Inc.    |     (Thailand)          (Bermuda)    -- Management  --   Inc.
|        Limited   |     (U.S.A.)   |     (Ontario)      |       Public      --     Limited         (Europe)      (Alberta)
|       (Canada)   |      Limited   |                    |       Company    |      (Bermuda)        Limited
|                  |     (Canada)   |                    |       Limited    |                      (England)
|                  |                |                    |     (Thailand)   |
|    ------------- |  ------------- |  --------------    |   -------------- |  ---------------    -----------    ----------
|                  |                |                    |         |        |                          |             :
|                  |                |                    |         |99.9999%|                          |             : 99.91%
|                  |                |                    |         |        |                          |             :
|    ------------- |  ------------- |  --------------    |   -------------- |  ---------------    -----------    ----------
|       Manulife   |     Manulife   |      Berkshire     |       Manulife   |   Manufacturers      MFC Global     Manulife
|      Securities  |     Holdings   |     Investment     |         Asset    |--  P&C Limited       Investment       Life
|--- International  --  (Alberta)   |--     Group,       |      Management  |    (Barbados)        Management     Insurance
|         Ltd.           Limited    |        Inc.        |      (Thailand)  |                       (Europe)       Company
|       (Canada)        (Alberta)   |     (Ontario)      |       Company    |                       Limited       (Japan)
|                                   |                    |       Limited    |                      (England)
|                                   |                    |     (Thailand)   |
|    -------------    ------------- |  --------------    |   -------------- |  ---------------    -----------    ----------
|                           |       |                    |                  |                                        |
|                           |       |                    |                  |                                        |
|    -------------    ------------- |  --------------    |   -------------- |  ---------------                   ----------
|       Manulife         Manulife   |     Berkshire      |      Manulife    |   Manufacturers                    MFC Global
|---     Bank of         Holdings   |--  Securities      |---   (Vietnam)   |       Life                         Investment
|        Canada         (Delaware)  |       Inc.         |       Limited    |--  Reinsurance                     Management
|       (Canada)            LLC     |     (Ontario)      |      (Vietnam)   |      Limited                         (Japan)
|                       (Delaware)  |                    |                  |    (Barbados)                        Limited
|                                   |                    |                  |                                      (Japan)
|    -------------    ------------- |  --------------    |   -------------- |  ---------------                   ----------
|                           |       |                    |          |       |
|                           |       |                    |          |       |
|    -------------    ------------- |  --------------    |   -------------- |  ---------------
|       Manulife           The      |   EIS Services     |      Manulife    |     Manulife
|---     Canada       Manufacturers |     (Bermuda)      |       Vietnam    |   International
|         Ltd.         Investment    --    Limited       |        Fund       --   Holdings
|       (Canada)       Corporation        (Bermuda)      |     Management          Limited
|                      (Michigan)                        |       Company          (Bermuda)
|                                                        |       Limited
|                                                        |      (Vietnam)
|    -------------    -------------    --------------    |   --------------    ---------------
|                           |                            |                            |
|                           |----------------            |                            |----------------
|                           |                |           |                            |                |
|    -------------    -------------    --------------    |   --------------    ---------------    -----------
|     First North          John           Manulife       |      Manulife           Manulife        Manulife
|---   American        Hancock Life      Reinsurance     |---  (Singapore)     (International)       Asset
|      Insurance         Insurance         Limited       |      Pte. Ltd.          Limited        Management
|       Company           Company         (Bermuda)      |     (Singapore)        (Bermuda)         (Asia)
|      (Canada)          (U.S.A.)                        |                                          Limited
|                       (Michigan)                       |                                        (Barbados)
|    -------------    -------------    --------------    |   --------------    ---------------    -----------
|                           |                            |                           |                 |
|                   --------| 57%                        |                           | 51%             |
|                  |        |                            |                           |                 |
|    ------------- |  -------------    --------------    |   --------------    ---------------    -----------
|         FNA      |   John Hancock      PT Asuransi     |      Manulife          Manulife-        Manulife
 ---   Financial   |    Investment      Jiwa Manulife    |        Asset           Sinochem           Asset
         Inc.      |    Management        Indonesia   95%|     Management           Life          Management
       (Canada)    |     Services,         (1) (2)   --------  (Singapore)        Insurance       (Hong Kong)
                   |      LLC(3)         (Indonesia)     |        Pte.            Co. Ltd.          Limited
                   |    (Delaware)                       |        Ltd.             (China)        (Hong Kong)
                   |                                     |     (Singapore)
     ------------- |  -------------    --------------    |   --------------    ---------------    -----------
           |       |       /|\               :           |
           |       |        |  38%           :           |
           |       |        |                :           |
     ------------- |  -------------    --------------    |   --------------
       Elliott &   |      John          PT Manulife      |         The
         Page      |  Hancock Life         Aset          |    Manufacturers
        Limited    |    Insurance        Manajemen        ---     Life
       (Ontario)    --   Company         Indonesia            Insurance Co.
                       of New York      (Indonesia)          (Phils.), Inc.
                        (New York)                            (Philippines)
     -------------    -------------    --------------        --------------

----------------------
  Manulife Financial
 Corporation (Canada)
----------------------
           |
           |
           |---------------------------------------
           |                                        |
           |                                        |
----------------------                   ----------------------
The Manufacturers Life                    John Hancock Holdings
 Insurance Company (1)                     (Delaware) LLC (3)
       (Canada)                                (Delaware)
----------------------                   ----------------------
                                                    |
                                                    |
                                         ----------------------
                                         John Hancock Financial
                                             Services, Inc.
                                               (Delaware)
                                         ----------------------
                                                    |
                                                    |
                                                 -------------------------------------------------
                                                |                         |                       |
                                                |                         |                       |
                                         -------------------     -------------------     -------------------
                                            John Hancock             John Hancock            John Hancock
                                           Life Insurance           International        International, Inc.
                                               Company              Holdings, Inc.          (Massachusetts)
                                           (Massachusetts)         (Massachusetts)
                                         -------------------     -------------------     -------------------
                                                |                         |                       |
                                                |                         |                       |
          --------------------------------------|                         | 45.76%                | 50%
         |                                      |                         |                       |
         |        -----------------      -------------------     -------------------     -------------------
         |        PT Asuransi Jiwa            John Hancock        Manulife Insurance        John Hancock
   96.24%|------     John Hancock     --   Subsidiaries LLC       (Malaysia) Berhad          Tianan Life
         |          Indonesia (1)    |         (Delaware)             (Malaysia)          Insurance Company
         |           (Indonesia)     |                                                         (China)
         |        -----------------  |   -------------------     -------------------     -------------------
         |                           |
         |        -----------------  |   -------------------
         |           John Hancock    |       John Hancock
          ------    Variable Life    |--  Financial Network,
                  Insurance Company  |           Inc.
                   (Massachusetts)   |      (Massachusetts)
                  -----------------  |   -------------------
                                     |
                                     |   -------------------
                                     |     Hancock Natural
                                     |--   Resource Group,
                                     |          Inc.
                                     |       (Delaware)
                                     |   -------------------
                                     |
                                     |   -------------------
                                     |       Declaration
                                     |--    Management &
                                     |      Research LLC
                                     |       (Delaware)
                                     |   -------------------
                                     |
                                     |   -------------------
                                     |      The Berkeley
                                      -- Financial Group LLC
                                           (Delaware) (3)
                                         -------------------
                                                  :
                                                  :
                                         -------------------
                                            John Hancock
                                              Funds LLC
                                             (Delaware)
                                         -------------------

(1) The Manufacturers Life Insurance Company holds indirectly the remaining 3.76% of PT Asuransi Jiwa John Hancock Indonesia through PT Asuransi Jiwa Manulife Indonesia.

(2) PT Asuransi Jiwa Manulife Indonesia holds indirectly the remaining 5% of its own equity.

(3) John Hancock Holdings (Delaware) LLC holds indirectly the remaining 5% of John Hancock Investment Management Services LLC through The Berkeley Financial Group LLC.

.....    Indirect Control

----    Direct Control

Prepared by: Corporate Tax
Date:        Revised March 11, 2008

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

                         MANULIFE FINANCIAL CORPORATION
                   PRINCIPAL SUBSIDIARIES - DECEMBER 31, 2007

                                                                                                       ----------------------
                                                                                                         Manulife Financial
                                                                                                        Corporation (Canada)
                                                                                                       ----------------------
                                                                                                                  |
                                                                                                                  |
                                                                                                                  |-----------------
                                                                                                                  |
                                                                                                                  |
                                                                                                       ----------------------
                                                                                                       The Manufacturers Life
                                                                                                        Insurance Company (1)
                                                                                                              (Canada)
                                                                                                       ----------------------
                                                                                                                  |
                                                                                                                  |
                                                                                                                  |
 -----------------------------------------------------------------------------------------------------------------
|                  |                |                    |         :        |                  |              |
|                  |                |                    |         : 97.74% |                  |              |
|    ------------- |  ------------- |  --------------    |   -------------- |  --------------- |  ----------- |  ----------
|          NAL     |    MFC Global  |     Berkshire      |      Manulife    |      Manulife    |   MFC Global |      MLI
|       Resources  |    Investment  |     Insurance      |      Insurance    --    Holdings    |      Fund    |   Resources
|---   Management  |--  Management  |-- Services Inc.    |     (Thailand)          (Bermuda)    -- Management  --   Inc.
|        Limited   |     (U.S.A.)   |     (Ontario)      |       Public      --     Limited         (Europe)      (Alberta)
|       (Canada)   |      Limited   |                    |       Company    |      (Bermuda)        Limited
|                  |     (Canada)   |                    |       Limited    |                      (England)
|                  |                |                    |     (Thailand)   |
|    ------------- |  ------------- |  --------------    |   -------------- |  ---------------    -----------    ----------
|                  |                |                    |         |        |                          |             :
|                  |                |                    |         |99.9999%|                          |             : 99.91%
|                  |                |                    |         |        |                          |             :
|    ------------- |  ------------- |  --------------    |   -------------- |  ---------------    -----------    ----------
|       Manulife   |     Manulife   |      Berkshire     |       Manulife   |   Manufacturers      MFC Global     Manulife
|      Securities  |     Holdings   |     Investment     |         Asset    |--  P&C Limited       Investment       Life
|--- International  --  (Alberta)   |--     Group,       |      Management  |    (Barbados)        Management     Insurance
|         Ltd.           Limited    |        Inc.        |      (Thailand)  |                       (Europe)       Company
|       (Canada)        (Alberta)   |     (Ontario)      |       Company    |                       Limited       (Japan)
|                                   |                    |       Limited    |                      (England)
|                                   |                    |     (Thailand)   |
|    -------------    ------------- |  --------------    |   -------------- |  ---------------    -----------    ----------
|                           |       |                    |                  |                                        |
|                           |       |                    |                  |                                        |
|    -------------    ------------- |  --------------    |   -------------- |  ---------------                   ----------
|       Manulife         Manulife   |     Berkshire      |      Manulife    |   Manufacturers                    MFC Global
|---     Bank of         Holdings   |--  Securities      |---   (Vietnam)   |       Life                         Investment
|        Canada         (Delaware)  |       Inc.         |       Limited    |--  Reinsurance                     Management
|       (Canada)            LLC     |     (Ontario)      |      (Vietnam)   |      Limited                         (Japan)
|                       (Delaware)  |                    |                  |    (Barbados)                        Limited
|                                   |                    |                  |                                      (Japan)
|    -------------    ------------- |  --------------    |   -------------- |  ---------------                   ----------
|                           |       |                    |          |       |
|                           |       |                    |          |       |
|    -------------    ------------- |  --------------    |   -------------- |  ---------------
|       Manulife           The      |   EIS Services     |      Manulife    |     Manulife
|---     Canada       Manufacturers |     (Bermuda)      |       Vietnam    |   International
|         Ltd.         Investment    --    Limited       |        Fund       --   Holdings
|       (Canada)       Corporation        (Bermuda)      |     Management          Limited
|                      (Michigan)                        |       Company          (Bermuda)
|                                                        |       Limited
|                                                        |      (Vietnam)
|    -------------    -------------    --------------    |   --------------    ---------------
|                           |                            |                            |
|                           |----------------            |                            |----------------
|                           |                |           |                            |                |
|    -------------    -------------    --------------    |   --------------    ---------------    -----------
|     First North          John           Manulife       |      Manulife           Manulife        Manulife
|---   American        Hancock Life      Reinsurance     |---  (Singapore)     (International)       Asset
|      Insurance         Insurance         Limited       |      Pte. Ltd.          Limited        Management
|       Company           Company         (Bermuda)      |     (Singapore)        (Bermuda)         (Asia)
|      (Canada)          (U.S.A.)                        |                                          Limited
|                       (Michigan)                       |                                        (Barbados)
|    -------------    -------------    --------------    |   --------------    ---------------    -----------
|                           |                            |                           |                 |
|                   --------| 57%                        |                           | 51%             |
|                  |        |                            |                           |                 |
|    ------------- |  -------------    --------------    |   --------------    ---------------    -----------
|         FNA      |   John Hancock      PT Asuransi     |      Manulife          Manulife-        Manulife
 ---   Financial   |    Investment      Jiwa Manulife    |        Asset           Sinochem           Asset
         Inc.      |    Management        Indonesia   95%|     Management           Life          Management
       (Canada)    |     Services,         (1) (2)   --------  (Singapore)        Insurance       (Hong Kong)
                   |      LLC(3)         (Indonesia)     |        Pte.            Co. Ltd.          Limited
                   |    (Delaware)                       |        Ltd.             (China)        (Hong Kong)
                   |                                     |     (Singapore)
     ------------- |  -------------    --------------    |   --------------    ---------------    -----------
           |       |       /|\               :           |
           |       |        |  38%           :           |
           |       |        |                :           |
     ------------- |  -------------    --------------    |   --------------
       Elliott &   |      John          PT Manulife      |         The
         Page      |  Hancock Life         Aset          |    Manufacturers
        Limited    |    Insurance        Manajemen        ---     Life
       (Ontario)    --   Company         Indonesia            Insurance Co.
                       of New York      (Indonesia)          (Phils.), Inc.
                        (New York)                            (Philippines)
     -------------    -------------    --------------        --------------

----------------------
  Manulife Financial
 Corporation (Canada)
----------------------
           |
           |
           |---------------------------------------
           |                                        |
           |                                        |
----------------------                   ----------------------
The Manufacturers Life                    John Hancock Holdings
 Insurance Company (1)                     (Delaware) LLC (3)
       (Canada)                                (Delaware)
----------------------                   ----------------------
                                                    |
                                                    |
                                         ----------------------
                                         John Hancock Financial
                                             Services, Inc.
                                               (Delaware)
                                         ----------------------
                                                    |
                                                    |
                                                 -------------------------------------------------
                                                |                         |                       |
                                                |                         |                       |
                                         -------------------     -------------------     -------------------
                                            John Hancock             John Hancock            John Hancock
                                           Life Insurance           International        International, Inc.
                                               Company              Holdings, Inc.          (Massachusetts)
                                           (Massachusetts)         (Massachusetts)
                                         -------------------     -------------------     -------------------
                                                |                         |                       |
                                                |                         |                       |
          --------------------------------------|                         | 45.76%                | 50%
         |                                      |                         |                       |
         |        -----------------      -------------------     -------------------     -------------------
         |        PT Asuransi Jiwa            John Hancock        Manulife Insurance        John Hancock
   96.24%|------     John Hancock     --   Subsidiaries LLC       (Malaysia) Berhad          Tianan Life
         |          Indonesia (1)    |         (Delaware)             (Malaysia)          Insurance Company
         |           (Indonesia)     |                                                         (China)
         |        -----------------  |   -------------------     -------------------     -------------------
         |                           |
         |        -----------------  |   -------------------
         |           John Hancock    |       John Hancock
          ------    Variable Life    |--  Financial Network,
                  Insurance Company  |           Inc.
                   (Massachusetts)   |      (Massachusetts)
                  -----------------  |   -------------------
                                     |
                                     |   -------------------
                                     |     Hancock Natural
                                     |--   Resource Group,
                                     |          Inc.
                                     |       (Delaware)
                                     |   -------------------
                                     |
                                     |   -------------------
                                     |       Declaration
                                     |--    Management &
                                     |      Research LLC
                                     |       (Delaware)
                                     |   -------------------
                                     |
                                     |   -------------------
                                     |      The Berkeley
                                      -- Financial Group LLC
                                           (Delaware) (3)
                                         -------------------
                                                  :
                                                  :
                                         -------------------
                                            John Hancock
                                              Funds LLC
                                             (Delaware)
                                         -------------------

(1) The Manufacturers Life Insurance Company holds indirectly the remaining 3.76% of PT Asuransi Jiwa John Hancock Indonesia through PT Asuransi Jiwa Manulife Indonesia.

(2) PT Asuransi Jiwa Manulife Indonesia holds indirectly the remaining 5% of its own equity.

(3) John Hancock Holdings (Delaware) LLC holds indirectly the remaining 5% of John Hancock Investment Management Services LLC through The Berkeley Financial Group LLC.

.....    Indirect Control

----    Direct Control

Prepared by: Corporate Tax
Date:        Revised March 11, 2008

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

Item 27. Number of Contract Owners.

      As of MARCH 31, 2008, there were 109,523 qualified contracts and 74,756 non-qualified contracts of the series offered hereby outstanding.

Item 28. Indemnification.

      Article XII of the Restated Articles of Redomestication of the Company provides as follows:

      No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director's fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

            i) a breach of the director's duty or loyalty to the Corporation or its shareholders or policyholders;

            ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

            iii) a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

            iv) a transaction from which the director derived an improper personal benefit; or

            v) an act or omission occurring on or before the date of filing of these Articles of Incorporation.

      If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XII shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

      Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

      (a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC ("JHD LLC"), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY                                                            CAPACITY IN WHICH ACTING
------------------------------------------------------------------                    ------------------------
John Hancock Life Insurance Company (U.S.A.) Separate Account H                       Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A                       Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N                       Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I                       Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L                       Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M                       Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A                    Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B                    Principal Underwriter
John Hancock Variable Annuity Account H                                               Principal Underwriter
John Hancock Variable Annuity Account U                                               Principal Underwriter
John Hancock Variable Annuity Account V                                               Principal Underwriter
John Hancock Variable Life Account UV                                                 Principal Underwriter
John Hancock Variable Annuity Account I                                               Principal Underwriter
John Hancock Variable Annuity Account JF                                              Principal Underwriter
John Hancock Variable Life Account S                                                  Principal Underwriter
John Hancock Variable Life Account U                                                  Principal Underwriter
John Hancock Variable Life Account V                                                  Principal Underwriter

      (b) John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Edward Eng**, Steve Finch***, Lynne Patterson*, Christopher M. Walker** Warren Thomson***, and Karen Walsh*) who have authority to act on behalf of JHD LLC.

            *    Principal business office is 601 Congress Street, Boston, MA
                 02210

            ** Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

            ***  Principal business office is 197 Clarendon St, Boston, MA 02116


      (c)   None.

Item 30. Location of Accounts and Records.

      All books and records are maintained at 601 Congress Street, Boston, MA 02210.

Item 31. Management Services.

      None.

Item 32. Undertakings.

      (a) Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

            John Hancock Life Insurance Company (U.S.A.) ("Company") hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

      (b) Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended

            Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

      (c)   Undertakings Pursuant to Item 32 of Form N-4

            (1) The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

            (2) The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

            (3) The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this thirteenth day of June 2008.


JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
SEPARATE ACCOUNT H
(Registrant)

By:   JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
      (Depositor)

By:   /s/ John D. DesPrez III
      -------------------------------------
      John D. DesPrez III
      Chairman & President

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By:   /s/ John D. DesPrez III
      -------------------------------------
      John D. DesPrez III
      Chairman & President

                                   SIGNATURES


      As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor on the thirteenth day of June 2008.



Signature                                                      Title
--------------------------------------                         ---------------------------------------------
/s/ John D. DesPrez III                                        Chairman & President
-------------------------------------                          (Principal Executive Officer)
John D. DesPrez III

/s/ Lynne Patterson                                            Senior Vice President & Chief Financial Officer
-------------------------------------                          (Principal Financial Officer)
Lynne Patterson

/s/ Jeffery J. Whitehead                                       Vice President & Controller
-------------------------------------                          (Principal Accounting Officer)
Jeffery J. Whitehead

            *                                                  Director
-------------------------------------
James R. Boyle

            *                                                  Director
-------------------------------------
Marc Costantini

            *                                                  Director
-------------------------------------
Steven A. Finch

            *                                                  Director
-------------------------------------
Katherine MacMillan

            *                                                  Director
-------------------------------------
Stephen R. McArthur

            *                                                  Director
-------------------------------------
Hugh McHaffie

            *                                                  Director
-------------------------------------
Rex Schlaybaugh, Jr.

            *                                                  Director
-------------------------------------
Diana Scott

            *                                                  Director
-------------------------------------
Warren Thomson

*/s/ Thomas J. Loftus                                          Senior Counsel - Annuities
-------------------------------------
Thomas J. Loftus
Pursuant to Power of Attorney

                                  EXHIBIT INDEX



        ITEM NO.                                        DESCRIPTION
---------------------       -----------------------------------------------------------
24. (b)(5)(iii)             Form of Specimen Flexible Payment Deferred Variable Annuity
                            Application for Venture III (APPVENIII0507).